                                                                   EXHIBIT 10.2


                                                                  EXECUTION COPY








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                                CREDIT AGREEMENT

                           Dated as of August 8, 1996

                                  by and among

                           PREFERRED NETWORKS, INC.,

                               PNI SYSTEMS, LLC,

                                      and

                           NATIONSBANK, N.A. (SOUTH)


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


                               TABLE OF CONTENTS

1.   Definitions and Accounting Matters ....................................................       1

     1.1.                Certain Defined Terms .............................................       1
     1.2.                Accounting Terms and Determinations; Attorney's Fees ..............       18

2.   Loans .................................................................................       18

     2.1.                Amount of Company Loans ...........................................       18
     2.2.                Amount of Parent Loans ............................................       19
     2.3.                Borrowings ........................................................       19
     2.4.                Repayment of Loans ................................................       19
     2.5.                Interest ..........................................................       19
     2.6.                Continuation and Conversion of Loans ..............................       21
     2.7.                Minimum Amounts ...................................................       21
     2.8.                Fees ..............................................................       22
     2.9.                Notes .............................................................       22
     2.10.               Optional Prepayments ..............................................       23
     2.11.               Mandatory Prepayments of Loans ....................................       23
     2.12.               Use of Proceeds ...................................................       23
     2.13.               Extension of Termination Date .....................................       24

3.   Payments; Computations; Taxes; Etc. ...................................................       24

     3.1.                Payments ..........................................................       24
     3.2.                Computations ......................................................       25
     3.3.                Certain Notices ...................................................       25
     3.4.                Taxes .............................................................       26
     3.5.                Additional Costs ..................................................       26
     3.6.                Limitation on Types of Loans ......................................       28
     3.7.                Illegality ........................................................       28
     3.8.                Treatment of Affected Loans .......................................       28
     3.9.                Compensation ......................................................       29

4.   Conditions Precedent ..................................................................       29

     4.1.                Initial Loans .....................................................       29
     4.2.                Initial and Subsequent Extensions of Credit .......................       33

5.   Representations and Warranties ........................................................       33

     5.1.                Corporate Existence ...............................................       34
     5.2.                Authorization; No Conflict ........................................       34
     5.3.                Enforceability ....................................................       34
     5.4.                Governmental Approvals for Documents ..............................       34
     5.5.                Financial Condition ...............................................       35
     5.6.                Litigation ........................................................       35
     5.7.                Eligibility of Receivables and Inventory ..........................       35
     5.8.                Margin Stock ......................................................       35
     5.9.                ERISA .............................................................       36



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

     5.10.               Intellectual Property .............................................       36
     5.11.               Taxes .............................................................       37
     5.12.               Investment Company Act; Public Utility Holding Company Act; Etc. ..       37
     5.13.               Existing Indebtedness .............................................       37
     5.14.               Material Contracts ................................................       38
     5.15.               Environmental and Safety Matters ..................................       38
     5.16.               Compliance with Law; Licenses and Other Governmental Approvals ....       38
     5.17.               Subsidiaries and Capitalization ...................................       39
     5.18.               Title to Properties ...............................................       39
     5.19.               Solvency ..........................................................       39
     5.20.               Conduct of Business ...............................................       40
     5.21.               Disclosure ........................................................       40
     5.22.               Representations and Warranties in Acquisition Documents ...........       40
     5.23.               Representations Regarding Acquisitions ............................       40
     5.24.               Survival of Representations and Warranties, Etc. ..................       40

6.   Affirmative Covenants .................................................................       41

     6.1.                Financial Statements and Other Information ........................       41
     6.2.                Litigation ........................................................       44
     6.3.                Corporate Existence, Etc. .........................................       45
     6.4.                Insurance .........................................................       45
     6.5.                Obligations and Taxes .............................................       45
     6.6.                Maintaining Records; Access to Properties and Inspections .........       45
     6.7.                Environmental and Safety Matters ..................................       46
     6.8.                Additional Security ...............................................       46
     6.9.                Deposit Accounts/Cash Management Services .........................       47
     6.10.               Enforcement of Remedies under Acquisition Documents ...............       47
     6.11.               Leases ............................................................       47
     6.12.               Acquisitions ......................................................       47

7.   Negative Covenants ....................................................................       50

     7.1.                Prohibition of Fundamental Changes ................................       50
     7.2.                Limitation on Liens ...............................................       51
     7.3.                Indebtedness ......................................................       51
     7.4.                Investments .......................................................       51
     7.5.                Restricted Payments ...............................................       51
     7.6.                Transactions with Affiliates ......................................       51
     7.7.                Amendment of Certain Documents ....................................       52

8.   Financial Covenants ...................................................................       52

     8.1.                Cash Coverage of Debt Service .....................................       52
     8.2.                Total Liabilities to Net Worth ....................................       52
     8.3.                Minimum Net Worth .................................................       52
     8.4.                Debt Service Coverage Ratios ......................................       52

                                     - ii -


9.   Events of Default .....................................................................       52

     9.1.                Payments under Loan Documents .....................................       53
     9.2.                Other Indebtedness ................................................       53
     9.3.                Representations and Warranties ....................................       53
     9.4.                Other Obligations .................................................       53
     9.5.                Ability to Pay Debts ..............................................       53
     9.6.                Voluntary Proceedings .............................................       54
     9.7.                Involuntary Proceedings ...........................................       54
     9.8.                Judgments .........................................................       54
     9.9.                ERISA Event .......................................................       54
     9.10.               Failure of Security ...............................................       55
     9.11.               Change in Control .................................................       55
     9.12.               Additional Capital ................................................       55
     9.13.               Remedies Upon Event of Default ....................................       55
     9.14.               Performance by Lender .............................................       56

10.  Miscellaneous .........................................................................       56

     10.1.               Waiver ............................................................       56
     10.2.               Notices ...........................................................       56
     10.3.               Expenses ..........................................................       57
     10.4.               Stamp, Intangible and Recording Taxes .............................       58
     10.5.               Setoff ............................................................       59
     10.6.               Indemnification ...................................................       59
     10.7.               Amendments, Etc. ..................................................       59
     10.8.               Successors and Assigns ............................................       59
     10.9.               Assignments and Participations ....................................       59
     10.10.              Survival ..........................................................       60
     10.11.              Table of Contents: Descriptive Headings ...........................       60
     10.12.              Counterparts ......................................................       60
     10.13.              Governing Law .....................................................       60
     10.14.              Arbitration .......................................................       60
     10.15.              Acknowledgments ...................................................       61
     10.16.              Confidentiality ...................................................       61
     10.17.              Obligations with Respect to Loan Parties ..........................       62
     10.18.              Entire Agreement. .................................................       62

EXHIBITS:

     Exhibit A           Form of Assignment of Acquisition Documents
     Exhibit B           Form of Guaranty
     Exhibit C           Form of Pledge Agreement
     Exhibit D           Form of Security Agreement
     Exhibit E           Form of Notice of Borrowing
     Exhibit F           Form of Notice of Continuation
     Exhibit G           Form of Notice of Conversion


                                    - iii -



    Exhibit H            Form of Company Note
    Exhibit I            Form of Parent Note
    Exhibit J            Form of Intercompany Note
    Exhibit K            Form of Collateral Assignment of Leases
    Exhibit L            Form of Intercreditor Agreement

SCHEDULES:

    Schedule 5.1         Corporate Existence
    Schedule 5.4         Governmental Approvals
    Schedule 5.9         ERISA
    Schedule 5.10        Intellectual Property
    Schedule 5.11        Taxes
    Schedule 5.13        Existing Indebtedness
    Schedule 5.14        Material Contracts
    Schedule 5.16        Compliance With Laws; License and Other Governmental
                         Approvals
    Schedule 5.17        Subsidiaries and Capitalization
    Schedule 5.18        Title to Properties


         THIS CREDIT AGREEMENT (this "Agreement") dated as of August 8, 1996 by and among PNI SYSTEMS, LLC, a Georgia limited liability company (the "Company"), PREFERRED NETWORKS, INC., a Delaware corporation (the "Parent") and NATIONSBANK, N.A. (SOUTH) (the "Lender").

         WHEREAS, the Company has requested that the Lender make available to the Company a $18,000,000 revolving credit facility, and the Parent has requested that the Lender make available to the Parent a $2,000,000 revolving credit facility;

         WHEREAS, the Lender is willing to make such credit facilities available to the Company and the Parent upon the terms hereof and subject to the conditions contained herein.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

                     1. DEFINITIONS AND ACCOUNTING MATTERS

         1.1. Certain Defined Terms

         As used herein, the following terms shall have the following meanings (all terms defined in this Section or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

         "Account Debtor" shall mean a Person who is obligated on a Receivable.

         "Acquisition" shall mean any transaction, or any series of related transactions, by which the Company or the Parent and/or any of their respective Subsidiaries directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any Person or division or Asset Group thereof, whether through purchase of assets, merger or otherwise, (b) acquires (in one transaction or as the most recent transaction in a series of transactions) control of a majority of the securities of a Person which have ordinary voting power for the election of directors or (c) otherwise acquires control of 51% ownership interest in any such Person.

         "Acquisition Documents" shall mean, collectively, the asset purchase agreement, stock purchase agreement, merger agreement or other primary agreement to which the Parent, the Company and/or one or more of their respective Subsidiaries is a party relating to an Acquisition, together with all related agreements and conveyance instruments executed in connection therewith or pursuant thereto.

         "Adjusted EBITDA" shall mean for any number of consecutive fiscal quarters (a) EBITDA for such fiscal quarters minus (b)(i) the number of TCC's then owned by the Company times (ii) $50,000 times (iii) such number of fiscal quarters.

         "Adjusted LIBO Rate" shall mean, with respect to each Interest Period for any LIBOR Loan, the rate obtained by dividing (a) LIBOR for such Interest Period by (b) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained against "Eurocurrency liabilities" as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any category of extensions of credit or other assets which includes loans by an office of the Lender outside of the United States of America to residents of the United States of America).

         "Affiliate" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person and, if such Person is an individual, any member of the immediate family (including parents, spouse and children) of such individual, any trust whose principal beneficiary is such individual or one or more members of such individual's immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of the subject Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event, any Person which owns directly or indirectly 5% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed an Affiliate of such corporation or other Person.

         "Applicable Law" shall mean all applicable provisions of constitutions, statutes, rules, regulations and orders of all governmental bodies and all orders, rulings and decrees of all courts and arbitrators.

         "Asset Group" shall mean any asset or group of assets with identifiable net earnings (or loss).

         "Assignment of Acquisition Documents" shall mean each assignment of rights under Acquisition Documents executed by any Loan Party in favor of the Lender after the Effective Date pursuant to Section 6.12., each such assignment to be in substantially the form of Exhibit A hereto.

         "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended from time to time, or any successor federal statute.

         "Base Rate" shall mean, for any day, the higher of (a) the Federal Funds Rate for such day plus 1/2 of 1% per annum and (b) the Prime Rate for such day. Each change in any interest rate provided for herein resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate. If for any reason the Lender shall have determined that it is unable to ascertain the Federal Funds Rate for such day, including, without limitation, the inability or failure of the Lender to obtain sufficient bids or publications as contemplated by the definition of the Federal Funds Rate, the Base Rate for such day shall be the Prime Rate.

         "Base Rate Loan" shall mean a Loan which bears interest at a rate based on the Base Rate.

         "Borrower" shall mean each of the Company and the Parent.

         "Borrowing Base" shall mean at any time an amount equal to the sum of:

          (i) 75% of the face value of Eligible Receivables of the Parent due and owing at such time, plus

          (ii) 75% of the face value of Eligible Receivables of the Company due and owing at such time, plus

         (iii)    the lesser of

                  (A)      the sum of

                            (1) 40% of the lesser of cost (computed on a
                   first-in-first-out basis) and fair market value of Eligible Inventory of the Parent at such time, plus

                            (2) 40% of the lesser of cost (computed on a
                   first-in-first-out basis) and fair market value of Eligible Inventory of the Company at such time, and

                  (B)      $750,000.

         "Borrowing Base Certificate" shall mean a certificate of the chief financial officer of the Parent setting forth the calculation of the Borrowing Base, such certificate to be in form reasonably acceptable to the Lender.

         "Business Day" shall mean (a) any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to close in Atlanta, Georgia and (b) with reference to a LIBOR Loan, any such day that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Capitalized Lease Obligation" shall mean Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.

         "Cash Equivalents" means: (a) securities issued, guaranteed or insured by the United States of America or any of its agencies with maturities of not more than one year from the date acquired; (b) certificates of deposit with maturities of not more than one year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing, which has capital and unimpaired surplus in excess of $500,000,000 and which bank or its holding company has a short-term commercial paper rating of at least A-2 or the equivalent by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. ("S&P") or at least P-2 or the equivalent by Moody's Investors Services, Inc. ("Moody's"); (c) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; (d) commercial paper issued by any Person incorporated under the laws of the United States of America or any state thereof and rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's, in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940, which have net assets of at least $500,000,000 and whose assets consist of securities and other obligations of the types described in clauses (a) through (d) above.

         "Change in Control" shall mean any of the following: (i) if any Person or two or more Persons (other than Mark Dunaway) acting in concert, shall acquire "beneficial ownership" within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), directly or indirectly, of capital stock or securities of the Parent representing the lesser of (A) 20% or more of the aggregate voting power of all classes of capital stock and securities of the Parent or (B) more of the aggregate voting power of all classes of capital stock and securities of the Parent then owned directly or indirectly by Mark Dunaway, in each case on a fully diluted basis; or (ii) if, (x) in any twelve-month period, any member of the Management Group shall terminate his employment with the Parent or otherwise cease to be employed by the Parent in a senior management position and (y) within 120 days after such member shall terminate his employment or shall otherwise cease to be so employed, the Parent shall fail to replace such member with an individual having comparable industry experience.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

         "Collateral" shall mean any collateral security hereafter pledged by any Loan Party to secure the Obligations or any portion thereof.

         "Commitment" shall mean collectively, the Company Commitment and the Parent Commitment.

         "Communications Laws" shall mean the Communications Act of 1934, as amended, the Telecommunications Act of 1996, and all rules, regulations, precedents and policies of the FCC promulgated thereunder or in connection therewith.

         "Company Commitment" shall mean the obligation of the Lender to make Company Loans to the Company in an aggregate principal amount at any one time outstanding up to but not exceeding $18,000,000.

         "Company Loans" shall mean any loan made by the Lender to the Company pursuant to Section 2.1.

         "Continue", "Continuation" and "Continued" each refers to the continuation of a LIBOR Loan from one Interest Period to the next Interest Period pursuant to Section 2.6.(a).

         "Convert", "Conversion" and "Converted" each refers to the conversion of a Loan of one Type into a Loan of another Type pursuant to Section 2.6.(b).

         "Debt Service" shall mean, with respect to any Person and for any period, the sum of (a) the total consolidated interest expense (including, without limitation, capitalized interest expense) of such Person for such period plus (b) regularly scheduled principal payments on Indebtedness of such Person during such period, other than any balloon, bullet or similar principal payment payable on any Indebtedness of such Person which repays such Indebtedness in full.

         "Default" shall mean an Event of Default or an event which with notice or lapse of time or both would become an Event of Default.

         "Dollars" and "$" shall mean lawful money of the United States of America.

         "EBITDA" shall mean, for any fiscal period, net earnings (loss) of the Company for such period plus the sum of the following amounts (but only to the extent included in determining net income (loss) for such period): (a) income tax expense of the Company in respect of such period minus (b) cash payments actually made during such period in respect of taxes on income of the Company plus (c) interest expense of the Company for such period plus (d) depreciation and amortization expense and other non-cash charges of the Company for such period plus (e) extraordinary non-cash losses of the Company for such period minus (f) extraordinary non-cash gains of the Company for such period minus (g) capital expenditures of the Company for maintenance for such period. For purposes of determining EBITDA, the earnings (or loss) of any Person accrued prior to the date it became a Subsidiary of the Company or was merged into or consolidated with the Company, or of any Asset Group accrued prior to the date such Asset Group was acquired by the Company, shall be excluded from EBITDA if and to the extent otherwise included in net earnings (loss) of the Company for such period except that (i) such earnings (or loss) of any Asset Group acquired by the Company from the Parent in connection with the initial formation of the Company may be included in EBITDA and (ii) such earnings (or loss) of any Asset Group or Person may be included in EBITDA if the Company provides the Lender with evidence of the calculation of the EBITDA of such Person or Asset Group which is acceptable to the Lender in its discretion exercised reasonably.

         "Effective Date" shall mean the date upon which the conditions precedent to the initial extension of credit hereunder set forth in Article 4. have been satisfied and the initial extension of credit hereunder made, which date must occur on or before November 29, 1996.

         "Eligible Inventory" shall mean Inventory which the Lender in its sole discretion determines to meet all of the following requirements: (a) such Inventory consists only of new pager inventory, is owned by a Borrower, is subject to a security interest in favor of the Lender pursuant to a Security Agreement and such security interest is of first priority and perfected as to such Inventory and is subject to no other Lien whatsoever other than Permitted Liens; (b) such Inventory is in good condition and meets all standards imposed by any Governmental Authority having regulatory authority over such goods, their use or sale; (c) such Inventory is currently either usable or salable in the normal course of the business of such Borrower, is not obsolete, and does not constitute work-in-process; (d) such Inventory is located within the continental United States of America at one of the locations set forth in a Security Agreement executed by a Borrower; (e) such Inventory does not constitute repossessed goods and is not on consignment with such Borrower; and (f) such Inventory is not determined by the Lender in good faith to be ineligible for any other reason.

         "Eligible Receivable" shall mean, as of any date of determination thereof, the aggregate of all Receivables of the Borrowers at such date other than the following (determined without duplication): (a) any Receivable which does not represent a complete bona fide transaction requiring no further action on the part of a Borrower to make such Receivable payable by the Account Debtor; (b) any Receivable not payable in Dollars; (b) any Receivable which, at the date of issuance of the invoice therefor, was by its terms payable more than 60 days after provision of the related goods or services; (c) any Receivable due from (i) any Subsidiary or Affiliate of any Loan Party or (ii) any employee, agent or representative of any Loan Party or any Subsidiary or Affiliate of any Loan Party; (d) any Receivable with respect to all or part of which a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been presented for payment and returned uncollected for any reason; (e) any Receivable as to which any one or more of the following events has occurred with respect to the applicable Account Debtor: death or judicial declaration of incompetency; the filing by or against such Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by such Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for such Account Debtor or for any of the assets of such Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Bankruptcy Code; the institution by or against such Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or elsewhere) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, such Account Debtor; the sale, assignment, or transfer of all or substantially all of the assets of such Account Debtor; the inability to pay or the nonpayment by such Account Debtor of its debts generally as they become due; the cessation of the business of such Account Debtor as a going concern; or, in the Lender's good faith judgment, unsatisfactory general financial performance or credit standing; (f) any Receivable due from an Account Debtor incorporated under the laws of any jurisdiction other than the United States of America or any state thereof or whose principal place of business or substantially portion of whose assets is located outside of the United States of America; (g) any Receivable which remains unpaid for more than 90 days after the original invoice date; (h) all Receivables from any Account Debtor if more than 25% of the aggregate amount of the Receivables of such Account Debtor are ineligible pursuant to clause (g) above; (i) any Receivable with respect to which there is any unresolved dispute, defense, offset or counterclaim with or by the respective Account Debtor, but only to the extent of the amount shown to be due on the invoice(s) with respect to which there is any dispute; (j) any Receivable as to which either (i) the perfection, enforceability or validity of the Lender's security interest in such Receivable, or (ii) the Lender's right or ability to obtain direct payment of the proceeds of such Receivable, is governed by any federal or state statutory requirements other than those of the UCC (including, without limitation, the Federal Assignment of Claims Act); (k) any Receivable
(i) as to which the Lender does not have a valid and enforceable first priority security interest, subject to no other Liens other than Permitted Liens or (ii) as to which the Lender does not have a right of direct payment upon an Event of Default;

(l) any Receivable that has not been created in the ordinary course of business; (m) the portion of the Receivables of a Borrower owing by any Account Debtor or group of affiliated Account Debtors representing in excess of 25% of the aggregate amount of all Eligible Receivables of a Borrower; (n) any Receivable arising from a sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval or consignment basis or made pursuant to any other written agreement providing for repurchase or return; and (o) any Receivable determined by the Lender in good faith to be ineligible for any other reason.

         "Employee Benefit Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA maintained or contributed to by any Loan Party or any of its ERISA Affiliates, other than a Multiemployer Plan.

         "Environmental Claim" shall mean, with respect to any Person, any notice, claim, demand or other communication (whether written or oral) alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other property, personal injuries, fines or penalties arising out of, based on or resulting from (a) the presence, handling, generation, treatment, storage, disposal, Release or threatened Release into the environment of any Hazardous Material at any location, whether or not owned by such Person, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

         "Environmental Laws" shall mean any and all federal, state, local and foreign statutes, laws, regulations, ordinances and similar provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and common law concerning public health or safety, worker health or safety or pollution or protection of the environment, including without limitation those relating to any emissions, discharges or Releases of Hazardous Materials to ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, control, clean-up or handling of Hazardous Materials.

         "Equity Issuance" means any issuance or sale by the Parent of its capital stock or any warrants, options or similar rights to acquire, or securities convertible into or exchangeable for, such capital stock.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute.

         "ERISA Affiliate" of any Person shall mean any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person or which is under common control (within the meaning of Section 414(c) of the Code) with such Person.

         "ERISA Event" with respect to any Person shall mean (a) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan of such Person or any of its ERISA Affiliates, unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the provision by the administrator of any Plan of such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(a)(2) of ERISA); (c) the cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA with respect to a Plan; (d) the withdrawal by such Person or any of its ERISA Affiliates from a Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the failure by such Person or any of its ERISA Affiliates to make a payment to a Plan required under Section 302(f)(1) of ERISA; (f) the adoption of an amendment to a Plan of such Person or any of its ERISA Affiliates requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (g) the institution by the PBGC of proceedings to terminate a Plan of such Person or any of its ERISA Affiliates pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that could constitute grounds for the termination of, or the appointment of a trustee to administer, such Plan.

         "FCC" shall mean the Federal Communications Commission or any entity succeeding to any or all of its functions under the Communications Laws or other Applicable Law.

         "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be the Federal Funds Rate for the immediately preceding Business Day, and
(b) if such rate is not so published for any Business Day, the Federal Funds Rate for such day shall be the average rate charged by three federal funds brokers of recognized standing selected by the Lender on such day for such transactions as determined by the Lender.

         "GAAP" shall mean generally accepted accounting principles applied in the United States of America and practices which are recognized as such by the American Institute of Certified Public Accountants, applied on a basis consistent with those which, in accordance with Section 1.2.(a), are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

         "Governmental Approvals" shall mean all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

         "Governmental Authority" shall mean any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

         "Guarantee" shall mean a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, any Indebtedness or other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of its obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank to issue a letter of credit for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. Usage of the term "Guarantee" as a verb shall have a corresponding meaning.

         "Guarantor" shall mean each of the Parent, the License Subsidiary and any other Loan Party executing a Guaranty after the Effective Date pursuant to
Section 6.12.

         "Guaranty" shall mean (a) each Guaranty executed by a Guarantor in favor of the Lender on or prior to the Effective Date and (b) each Guaranty executed by a Loan Party in favor of the Lender after the Effective Date pursuant to Section 6.12., in each case, substantially in the form of Exhibit B.

         "Hazardous Materials" shall mean all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as "hazardous substances" "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity or "TLCP" toxicity, "EP toxicity"; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; and (d) asbestos in any form or (e) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

         "Indebtedness" shall mean, with respect to a Person, at the time of computation thereof, all of the following (without duplication and determined on a consolidated basis): (a) obligations of such Person in respect of money borrowed; (b) obligations of such Person (other than trade debt incurred in the ordinary course of business), whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or
(iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property; (c) Capitalized Lease Obligations of such Person;
(d) all reimbursement obligations of such Person under any letters of credit or acceptances, whether or not the same have been presented for payment (but excluding any letter of credit the reimbursement obligations in respect of which have been fully cash collateralized with the issuer of such letter of credit); and (e) all Indebtedness of other Persons which (i) such Person has Guaranteed or (ii) are secured by a Lien on any property of such Person.

         "Insufficiency" shall mean, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

         "Interest Period" shall mean with respect to any LIBOR Loan, the period commencing on the date of the borrowing, Conversion or Continuation of such Loan and ending on the last day of the period selected by the Company pursuant to the provisions below. The duration of each

Interest Period shall be one, two, three, six or twelve months, in each case as the Company may, in an appropriate Notice of Borrowing, Notice of Continuation or Notice of Conversion, select. In no event shall an Interest Period of a Loan extend beyond the Termination Date. Whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day.

         "Inventory" shall mean, with respect to a Borrower, (a) all inventory of such Borrower and all goods intended for sale or lease by such Borrower, (b) all work-in-process, (c) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, selling or furnishing of such goods or otherwise used or consumed in the business of such Borrower, and (d) all documents relating to any of the foregoing.

         "Investment" in any Person shall mean (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of, or any contribution to the capital of, such Person; (b) any deposit with, or advance, loan or other extension of credit to, such Person and (without duplication) any amount committed to be advanced, lent or extended to such Person (other than any such deposit, advance, loan, extension of credit or commitment representing (i) the purchase price of inventory or supplies sold in the ordinary course of business or (ii) a deposit for, or prepayment of, rents or utilities made in the ordinary course of business); or (c) any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of such Person.

         "Lending Office" shall mean 600 Peachtree Street, 18th Floor, Atlanta, Georgia 30308 or such other office of the Lender (or of an affiliate of the Lender) in the United States of America as the Lender may from time to time specify in writing to the Borrowers as the office by which the Loans are to be made and maintained.

         "LIBOR" shall mean, with respect to any Interest Period and a LIBOR Loan, the offered rate per annum in the London interbank market for deposits in Dollars of amounts equal or comparable to the principal amount of such LIBOR Loan offered for a term comparable to such Interest Period, as currently shown on the Reuters Screen LIBOR page as of 11:00 a.m., Greenwich Mean Time, two Business Days prior to the first day of such Interest Period; provided, however, that (a) if more than one offered rate as described above appears on the Reuters Screen LIBOR page, the rate used to determine LIBOR will be the arithmetic average (rounded upward, if necessary, to the next higher 1/16 of 1%) of such offered rates, or (b) if no such offered rates appear, the rate used for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/16 of 1%) of rates quoted by the Lender at approximately 10:00 a.m., New York time, two Business Days prior to the first day of such Interest Period for deposits in Dollars offered to leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such LIBOR Loan. If the Lender ceases to use the Reuters Screen LIBOR page for determining interest rates based on eurodollar deposit rates, a comparable internationally recognized interest rate reporting service shall be used to determine such offered rates.

          "LIBOR Loan" shall mean a Loan bearing interest at a rate based on LIBOR. Only Company Loans may be LIBOR Loans.

         "License Subsidiary" shall mean PNI Spectrum, LLC, a Georgia limited liability company who, by the Effective Date, will be the registered owner of all FCC licenses used by the Parent, the Company and their respective Subsidiaries in their businesses.

         "Licenses" shall mean and include with respect to any Loan Party's business, all licenses, permits, franchises, and authorizations issued by the FCC and/or any PUC, and/or other relevant Governmental Authority, including pending applications for any of the foregoing, for the construction or operation of such Loan Party's business, including all renewals and extensions thereof.

         "Lien" shall mean, as applied to the property of any Person: (a) any security interest, encumbrance, mortgage, deed to secure debt, deed of trust, pledge, lien, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; and (c) the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction.

         "Loan Availability Certificate" shall mean a certificate of the chief financial officer of the Company setting forth the calculation of the amounts referred to in clause (a) of Section 2.1., such certificate to be in form reasonably acceptable to the Lender.

         "Loan Documents" shall mean, collectively, this Agreement, the Notes, the Guaranties, the Security Documents, and any other documents and instruments executed and delivered by any Loan Party in connection with this Agreement or any of the foregoing documents.

         "Loan Party" shall mean each of the Parent, the Company, the License Subsidiary, their respective Subsidiaries, each other Guarantor and each Person who grants a Lien in any of the Collateral to secure all or a portion of the Obligations.

          "Loans" shall mean, collectively, the Company Loans and the Parent Loans.

          "Management Group" shall mean Mark Dunaway, Michael Saner and Eugene Kreeft.

         "Material Adverse Effect" shall mean any event, circumstance or condition that, individually or when aggregated with all other similar events, circumstances or conditions, could reasonably be expected to have a material adverse effect on (a)(i) with respect to the Parent, the Company or any other Subsidiary of the Parent, the business, property, assets, liabilities, condition

(financial or otherwise), operations, results of operations or prospects of the Parent and its Subsidiaries or the Company and its Subsidiaries, in each case, taken as a whole and (ii) with respect to a Loan Party that is not the Parent nor a Subsidiary of the Parent, the business, property, assets, liabilities, condition (financial or otherwise), operations, results of operations or prospects of such Loan Party; (b) the ability of any Loan Party to perform its obligations under any of the Loan Documents to which it is a party; (c) the validity or enforceability of any of the Loan Documents; or (d) the rights and remedies of the Lender under any of the Loan Documents.

         "Material Contract" means (a) each Material Lease of a Loan Party and
(b) any other contract or other arrangement (other than Loan Documents), whether written or oral, to which any Loan Party is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could have a Material Adverse Effect.

         "Material Lease" means, with respect to a Person, any lease, license or other agreement material to the continued operation of such Person.

         "Multiemployer Plan" of any Person shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by such Person or any ERISA Affiliate of such Person and which is covered by Title IV of ERISA.

         "Net Proceeds" shall mean, with respect to an Equity Issuance, the aggregate amount of all cash received by the Parent in respect of such Equity Issuance net of investment banking fees, legal fees, accountants fees, underwriting discounts and commissions and other customary fees and expenses actually incurred by the Parent in connection with such Equity Issuance.

         "Net Worth" shall mean, with respect to any Person and at any given time, the sum of such Person's total shareholder's equity (including capital stock, additional paid-in capital and retained earnings, after deducting treasury stock) which would appear as such on a balance sheet of such Person prepared in accordance with GAAP.

         "New Subsidiary" shall mean, with respect to an Acquisition, any Subsidiary of the Company or the Parent formed in connection with, and for the purpose of effecting, such Acquisition. If any outstanding capital stock of or other equity interest in a Person is being acquired by the Parent, the Company or any of their Subsidiaries in connection with an Acquisition and after giving effect thereto such Person would be a Subsidiary of the Parent, the Company or any of their Subsidiaries, then such Person shall also constitute a New Subsidiary.

         "Notes" shall mean the Company Note and the Parent Note.

         "Other Lease" means, with respect to a Person, any lease, license or other agreement of such Person which is not a Material Lease.

         "Operating Account" shall mean the account maintained by the Parent with the Lender which the Parent and the Lender designate in writing as the "Operating Account."

         "Obligations" shall mean, individually and collectively: (a) the Company Loans and the Parent Loans; (b) all other obligations and indebtedness of either the Company or the Parent owing to the Lender of every kind, nature and description, under or with respect to this Agreement, any Note or any of the other Loan Documents, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note;
(c) all other obligations and indebtedness owing by either the Company or the Parent to the Lender and all future advances made to the Company or the Parent by the Lender, however and whenever created, arising or evidenced, whether direct or indirect, through assignment from third parties, whether absolute or contingent, or otherwise, now or hereafter existing, or due or to become due, including, without limitation, obligations under all guaranties, letters of credit and overdrafts; and (d) any and all renewals, modifications, extensions and supplements to any of the foregoing.

         "Parent Commitment" shall mean the obligation of the Lender to make Parent Loans to the Parent in an aggregate principal amount at any one time outstanding up to but not exceeding $2,000,000.

         "Parent Distributions" shall mean any Restricted Payment by the Company to the Parent, and shall include all loans and advances made by the Company to the Parent (other than any Intercompany Loan).

         "Parent Loans" shall mean any loan made by the Lender to the Parent pursuant to Section 2.2.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Permitted Liens" shall mean: (a) Liens created pursuant to the Security Documents; (b) Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or which are being contested in accordance with Section 6.5.; (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business not yet delinquent or which are being contested in accordance with Section 6.5.;
(d) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation; (e) deposits to secure the performance of bids, trade contracts (other than a trade contract which constitutes Indebtedness), leases (other than Capitalized Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (f) easements, rights-of-way, zoning restrictions and other similar encumbrances of record on real property incurred in the ordinary course of business which, in the aggregate, are not material in dollar amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any of the Loan Parties; (g) Liens in favor of any Person with whom the Lender has entered into an Intercreditor Agreement and (h) Liens disclosed on Schedule 5.18. hereto and which are acceptable to the Lender.

         "Person" shall mean an individual, corporation, partnership, limited liability company, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Plan" of any Loan Party shall mean an employee benefit or other plan established or maintained by such Loan Party or any ERISA Affiliate of such Loan Party and which is covered by Title IV of ERISA, other than a Multiemployer Plan of such Loan Party.

         "Pledge Agreement" shall mean (a) each Pledge Agreement executed and delivered by the Company or the Parent in favor of the Lender on or prior to the Effective Date and (b) each pledge agreement executed and delivered by a Loan Party in favor of the Lender after the Effective Date pursuant to Section 6.12., in each case, substantially in the form of Exhibit C.

         "Post-Distribution Debt Service Coverage Ratio" shall mean the ratio of (a)(i) Adjusted EBITDA for the four fiscal-quarter period most recently ended minus (ii) all Parent Distributions during such period to (b) Debt Service of the Company for such period.

         "Pre-Distribution Debt Service Coverage Ratio" shall mean the ratio of
(a) Adjusted EBITDA for the four fiscal-quarter period most recently ended to
(b) Debt Service of the Company for such period.

         "Prime Rate" shall mean the rate of interest from time to time announced by the Lender in Atlanta, Georgia as its prime commercial lending rate. The Prime Rate is not necessarily intended to be the lowest rate of interest determined by the Lender in connection with extensions of credit.

         "PUC" shall mean any state or local Public Utility Commission or similar state or local Governmental Authority which exercises (or maintains that it exercises) jurisdiction over any of the Loan Parties or any of their respective businesses.

         "Purchase Money Lien" shall mean a Lien on any property being acquired by a Borrower which Lien attaches only to the property being acquired, the Indebtedness incurred in connection with such acquisition shall not exceed the purchase price of such property and such Lien shall secure only such Indebtedness.

         "Receivable" shall mean (a) all rights to the payment of money or other forms of consideration of any kind (whether classified under the UCC as accounts, contract rights, chattel paper, general intangibles or otherwise) including, but not limited to, accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, tax refunds, insurance proceeds, any rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper, notes, drafts, instruments, documents, acceptances and all other debts, obligations and liabilities in whatever form from any Person, (b) all guaranties, security and Liens securing payment thereof, (c) all goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and (d) all proceeds of any of the foregoing.

         "Regulations D, G, T, U and X" shall mean, respectively, Regulations D, G, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

         "Regulatory Change" shall mean, with respect to the Lender, any change enacted or adopted after the date of this Agreement in United States Federal, state or foreign law or regulations (including, without limitation, Regulation
D) or the adoption or publication after the date of this Agreement of any interpretations, directives or requests (whether or not having the force of law) applying to a class of banks including the Lender of or under any United States Federal, state or foreign law or regulations by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "Release" shall mean any "release" as such term is defined in 42 U.S.C. ss.9601(22), or any successor federal statute or analogous state law.

         "Restricted Payment" shall mean: (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock, membership interest or other equity interest of the Parent or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock, membership interest or other equity interest of the Parent or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Debt; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock, membership interest or other equity interest of the Parent or any of its Subsidiaries now or hereafter outstanding.

         "Security Agreement" shall mean (a) each Security Agreement executed and delivered by a Loan Party in favor of the Lender on or prior to the Effective Date and (b) each security agreement executed and delivered by a Loan Party in favor of the Lender after the Effective Date pursuant to Section 6.12., in each case, substantially in the form of Exhibit D.

         "Security Documents" shall mean, collectively, the Security Agreements, the Pledge Agreements, the Assignments of Acquisition Documents, each of the UCC financing statements naming a Loan Party as debtor and the Lender as secured party and covering any of the Collateral, and any other security documents executed and delivered to the Lender by a Loan Party.

         "Significant Acquisition" shall mean any Acquisition in which the aggregate amount of consideration payable by the Parent, the Company and their Subsidiaries in connection therewith equals or exceeds $3,000,000. For purposes of this definition, such consideration shall include (without duplication), but shall not be limited to, the following: (a) the amount of cash paid, together with the fair market value of all other assets (excluding assets of the type described in the following clause (b)) conveyed, by the Parent, the Company and their Subsidiaries in consideration for such Acquisition; (b) the fair market value of all capital stock, warrants and options to acquire capital stock, of the Parent conveyed by the Parent in consideration for such Acquisition; (c) the aggregate amount of Indebtedness acquired, incurred or assumed by the Parent, the Company and their Subsidiaries in connection with such Acquisition;
(d) all amounts
paid or to be paid by the Parent, the Company and their Subsidiaries in respect of any covenant not to compete granted in connection with such Acquisition and accruing to the benefit of any New Subsidiary or other Loan Party; (e) the aggregate capitalized amount of consulting or other similar fees or payments to be paid by such New Subsidiary or other Loan Party in connection with, or as a result of, such Acquisition; (f) the aggregate amount of earn-out payments, similar payments or other contingent obligations required to be made by the Parent, the Company and their Subsidiaries in connection with such Acquisition and which payments or other obligations are to be capitalized by the Parent, the Company and their Subsidiaries and (g) the amount of all transaction fees and expenses (including, without limitation, legal, accounting and brokers' fees and expenses) incurred by the Parent, the Company and their Subsidiaries in connection with such Acquisition. For purposes of this definition, consideration shall not include any fees or other amounts paid to the Parent, the Company or any of their Subsidiaries which represent compensation paid to such Person for acting as agent for a Target of an Acquisition during the period from the initial execution of the applicable Acquisition Documents until the consummation of such Acquisition.

         "Solvent" shall mean, when used with respect to any Person, that (a) the fair value and the fair salable value of its assets (excluding any Indebtedness due from any Affiliate of such Person) are each in excess of the fair valuation of its total liabilities (including all contingent liabilities); and (b) such Person is able to pay its debts or other obligations in the ordinary course as they mature and (c) the Person has capital not unreasonably small to carry on its business and all business in which it proposes to be engaged.

         "Subordinated Debt" means Indebtedness of the type described in clause
(a) or (b) of the definition thereof of the Borrower or any of its Subsidiaries that is subordinated in right of payment and otherwise to the Loans and the other Obligations on terms satisfactory to the Lender in its sole and absolute discretion.

         "Subsidiary" shall mean, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which more than 50% of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or any combination thereof.

         "Target" shall mean, in the case of the Acquisition of (i) all or substantially all of the assets of a Person, such Person; (ii) a division or Asset Group of a Person, such division or Asset Group and (iii) securities of a Person, such Person.

         "TCC" shall mean a Technical Control Center of the Company.

         "Termination Date" shall mean August 8, 1998.

         "Total Liabilities" shall mean, as to any Person as of a given date, all liabilities which would, in conformity with GAAP, be properly classified as a liability on the consolidated balance sheet of such Person as at such date, and in any event shall include (without duplication): (a) all Indebtedness of such Person and (b) all accounts payable of such Person.

         "Transactions" shall mean (a) the execution and delivery of each of the Loan Documents and the Acquisition Documents, (b) the making of the Loans hereunder, (c) any Acquisition and (d) the consummation of all of the other transactions contemplated by the Loan Documents and the Acquisition Documents.

         "Type" with respect to a Loan, refers to whether such Loan is a LIBOR Loan or a Base Rate Loan.

         "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Georgia.

         "Wholly-Owned Subsidiary" of a Person shall mean any corporation, association or other business entity of which 100% of the outstanding shares of all classes of capital stock or other ownership interests is at the time owned directly or indirectly by, such Person or one or more of the other Wholly-Owned Subsidiaries of such Person or a combination thereof.

         In addition to the above definitions, the following terms are defined in this Agreement on the indicated pages:

       Acquisition Historical Financial Statements ................  48
       Additional Costs ...........................................  27
       Combined Financial Statements ..............................  48
       Company Note ...............................................  22
       Default Rate ...............................................  20
       Event of Default ...........................................  53
       FAA ........................................................  38
       Historical Financial Statements ............................  32
       Intellectual Property ......................................  37
       Intercompany Loans .........................................  24
       Intercompany Note ..........................................  24
       Margin Stock ...............................................  36
       Notice of Borrowing ........................................  19
       Notice of Continuation .....................................  21
       Notice of Conversion .......................................  21
       Other Taxes ................................................  26
       Overadvance ................................................  19
       Parent Note ................................................  22
       Pro Forma Balance Sheet ....................................  32
       Taxes ......................................................  26

         1.2. ACCOUNTING TERMS AND DETERMINATIONS; ATTORNEY'S FEES

         (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, all calculations for purposes of determining compliance with the terms of this Agreement shall be made, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared in accordance with GAAP applied for all periods to the extent practicable on a basis consistent with that used in the preparation of the Historical Financial Statements, so as to present fairly the financial condition and the results of operations of the applicable Person. In the event of a change in GAAP that is applicable to a Borrower, compliance with the financial covenants contained herein shall continue to be determined in accordance with GAAP as in effect prior to such change; provided, however, that the Borrowers and the Lender will thereafter negotiate in good faith to revise such covenants to the extent necessary to conform such covenants to GAAP as then in effect.

         (b) To enable the ready and consistent determination of compliance with the covenants set forth in Article 7. and Article 8., neither Borrower will, without the prior written consent of the Lender, change the last day of its fiscal year from December 31 of each year or the last days of the first three fiscal quarters in each of its fiscal years from the last day in March, June and September of each year, respectively.

         (c) All terms defined in the UCC and not otherwise defined herein are used herein as defined in the UCC. References in this Agreement to "Sections", "Articles", "Exhibits" and "Schedules" are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement (i) shall include all exhibits, schedules and other attachments thereto, (ii) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (iii) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified or supplemented from time to time and in effect at any given time.

         (d) The amount of attorney's fees and disbursements payable pursuant to any provision of this Agreement or of any of the other Loan Documents relating to the collection and payment of such fees and disbursements, shall be limited to reasonable attorney's fees and disbursements actually incurred and shall not be determined by reference to any statutory formulation.

                                    2. LOANS

         2.1. AMOUNT OF COMPANY LOANS

         The Lender agrees, on the terms and subject to the conditions contained herein, to make loans to the Company during the period from and including the Effective Date to but excluding the Termination Date in an aggregate principal amount at any one time outstanding of up to but not exceeding the lesser of (a)(i)(A) the Company's Adjusted EBITDA for the two fiscal-quarter periods most recently ended multiplied by (B) 8 minus (ii) the aggregate amount of all of the Company's Indebtedness outstanding at the time of determination (other than the Company Loans) and (b) the amount of the Company Commitment. Notwithstanding the foregoing, the Lender may, in its sole and absolute discretion, make Company Loans in excess of the limitation contained in the immediately preceding sentence or in the first sentence of this Section, so long as the amount of such excess (the "Overadvance") is fully secured by a pledge of cash collateral pursuant to documentation acceptable to the Lender. During the period from and including the Effective Date to but excluding the Termination Date and subject to the terms contained herein, the Company may borrow, repay and reborrow the Company Loans.

         2.2. AMOUNT OF PARENT LOANS

         The Lender agrees, on the terms and subject to the conditions contained herein, to make loans to the Parent during the period from and including the Effective Date to but excluding the Termination Date in an aggregate principal amount at any one time outstanding of up to but not exceeding the lesser of (a) the Borrowing Base and (b) the amount of the Parent Commitment. During the period from and including the Effective Date to but excluding the Termination Date and subject to the terms contained herein, the Parent may borrow, repay and reborrow the Parent Loans.

         2.3. BORROWINGS

         (a) A Borrower shall give the Lender notice of each borrowing of a Loan hereunder as provided in Section 3.3., which notice when given shall be irrevocable. Each notice of borrowing (which shall be in the form of Exhibit E, each a "Notice of Borrowing") shall specify: (i) the requested amount of such Loan; (ii) the proposed use of the proceeds of such Loan; (iii) the date such Loan is to be made; and (iv) in the case of a Loan which is initially to be a LIBOR Loan, the initial Interest Period therefor. Not later than 2:00 p.m. (Atlanta, Georgia time) on the date specified for each borrowing hereunder, the Lender shall make the amount of the Loan available to the Borrower requesting such Loan by depositing the same, in immediately available funds, in an account of such Borrower maintained with the Lender.

         (b) At 5:00 p.m. on each Business Day the Parent shall be deemed to have requested that the Lender make to the Parent a Parent Loan in an amount equal to the amount by which drafts against the Operating Account exceed the available balance contained therein at such time. The Lender shall make the proceeds of each such Loan available to the Parent by depositing such proceeds into the Operating Account. The provisions of this subsection shall not become effective until the Parent has executed and delivered the Lender's customary documentation relating to its "Auto Borrow" and "Auto Sweep" programs.

         2.4. REPAYMENT OF LOANS

         On the Termination Date, the aggregate principal amount of all Loans then outstanding shall be due and payable in full.

         2.5. INTEREST

         (a) Each Borrower agrees to pay to the Lender interest on the unpaid principal amount of each Loan made to such Borrower for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following per annum rates:

                  (i) during the periods that such Loan is a Base Rate Loan, at the Base Rate (as in effect from time to time) plus one percent (1.0%); and

                  (ii) in the case of the Company only, during the periods that such Loan is a LIBOR Loan, for each Interest Period relating thereto, at the Adjusted LIBO Rate for such Loan for such Interest Period plus
         (a) to the extent such Loan is an Overadvance, eighty-five one-hundredths of one percent (0.85%) or (b) otherwise for a LIBOR Loan, three and three-quarters of one percent (3.75%).

Accrued interest on each Loan shall be payable (i) monthly in arrears on the last Business Day of each calendar month; (ii) in the case of a LIBOR Loan, on the last day of each Interest Period thereof; (iii) in the case of each Loan, upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted) and (iv) in the case of each Loan, on the Termination Date.

         (b) If an Event of Default shall have occurred and be continuing, interest shall accrue for the period such Event of Default is continuing, on the unpaid principal amount of each Loan (and, to the extent permitted by law, on the unpaid amount of all interest, fees and other amounts payable hereunder or under the Loan Documents that is not paid when due) at a rate per annum (the "Default Rate") equal at all times to 3% per annum above the rate per annum required to be paid on such Loans pursuant to Section 2.5.(a). The Lender agrees to give the Borrowers prompt notice of the commencement of accrual of interest at the Default Rate; provided, however, the Lender's failure to give such notice shall not in any way limit or discharge the obligation of either Borrower to pay interest at the Default Rate as and when payable hereunder.

         (c) In no event shall the amount of interest due or payable on the Loans exceed the maximum rate of interest allowed by Applicable Law and, in the event any such payment is paid by a Borrower or received by the Lender, then such excess sum shall be credited as a payment of principal, unless the applicable Borrower shall notify the Lender in writing that such Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that no Borrower pay and the Lender not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid under Applicable Law.

         (d) THE PARTIES HERETO HEREBY AGREE AND STIPULATE THAT THE ONLY CHARGE IMPOSED UPON THE BORROWERS FOR THE USE OF MONEY IN CONNECTION WITH THIS AGREEMENT IS AND SHALL BE THE INTEREST DESCRIBED IN SECTION 2.5.(a). THE PARTIES HERETO FURTHER AGREE AND STIPULATE THAT ALL OTHER CHARGES IMPOSED BY THE LENDER ON THE BORROWERS IN CONNECTION WITH THIS AGREEMENT, INCLUDING ALL COMMITMENT FEES, FACILITY FEES, UNDERWRITING FEES, DEFAULT CHARGES, LATE CHARGES, ATTORNEYS' FEES AND REIMBURSEMENT FOR COSTS AND EXPENSES PAID BY THE LENDER TO THIRD PARTIES OR FOR DAMAGES INCURRED BY THE LENDER, ARE CHARGES MADE TO COMPENSATE THE LENDER FOR UNDERWRITING OR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES PERFORMED OR INCURRED, AND TO BE PERFORMED OR INCURRED, BY THE LENDER IN CONNECTION WITH THIS AGREEMENT AND SHALL UNDER NO

CIRCUMSTANCES BE DEEMED TO BE CHARGES FOR THE USE OF MONEY PURSUANT TO OFFICIAL CODE OF GEORGIA ANNOTATED SECTION 7-4-2 AND 7-4-18. ALL CHARGES OTHER THAN CHARGES FOR THE USE OF MONEY SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE.

         2.6. CONTINUATION AND CONVERSION OF LOANS

         (a) So long as no Default or Event of Default shall have occurred and be continuing, the Company may on any Business Day, with respect to any LIBOR Loan, elect to maintain such LIBOR Loan or any portion thereof as a LIBOR Loan by selecting a new Interest Period for such LIBOR Loan or portion. Each new Interest Period selected under this Section shall commence on the last day of the immediately preceding Interest Period. Each selection of a new Interest Period shall be made by the Company's giving of a notice in the form of Exhibit F (a "Notice of Continuation") within the time prescribed by Section 3.3. Such notice by the Company of a Continuation shall specify (a) the effective date of such Continuation, (b) the LIBOR Loan and portion thereof subject to such Continuation and (c) the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder. If the Company shall fail to select in a timely manner a new Interest Period for any LIBOR Loan in accordance with this Section, such Loan will automatically, on the last day of the current Interest Period therefor, Convert into a Base Rate Loan notwithstanding failure of the Company to comply with the immediately following subsection (b).

         (b) So long as no Default or Event of Default shall have occurred and be continuing, the Company may on any Business Day, upon the Company's giving of a notice in the form of Exhibit G (a "Notice of Conversion"), Convert all or a portion of a Loan of one Type into a Loan of another Type. In connection with any Conversion of a LIBOR Loan into a Base Rate Loan on a day other than the last day of an Interest Period for such LIBOR Loan the Company as a condition to such Conversion shall pay all amounts contemplated by Section
3.9. Each such Notice of Conversion shall be given within the time prescribed by Section 3.3. Subject to the restrictions specified above, each Notice of Conversion shall specify (a) the requested date of such Conversion, (b) the Type of Loan to be Converted, (c) the portion of such Type of Loan to be Converted, (d) the Type of Loan such Loan is to be Converted into and (e) if such Conversion is into a LIBOR Loan, the requested duration of the initial Interest Period of such Loan.

         (c) No more than four separate Interest Periods in respect of LIBOR Loans may be outstanding at any one time.

         2.7. MINIMUM AMOUNTS

         Except for Conversions or prepayments made pursuant to Section 3.8.,
(a) each borrowing of LIBOR Loans (including a Continuation of, or Conversion into, LIBOR Loans) shall be in an amount at least equal to $1,000,000 and integral multiples of $500,000 in excess thereof, (b) each borrowing of Base Rate Loans (including a Continuation of, or Conversion into, Base Rate Loans) shall be in an amount at least equal to $250,000 and integral multiples of $5,000 in excess thereof, and (c) each voluntary prepayment of Loans shall be in an amount at least equal to $100,000 and integral multiples thereof (borrowings, prepayments or Conversions of Loans into Loans of different Types or, in the case of LIBOR Loans, having different Interest Periods, shall be deemed to be separate borrowings, prepayments or Conversions for purposes of the foregoing, one for each Type or Interest Period). The provisions of this Section shall not apply to borrowings under Section 2.3.(b).

         2.8. FEES

         (a) The Company agrees to pay to the Lender a fee on the Company Commitment in the amount of $270,000, representing one and one-half of one percent (1.5%) of the amount of the Company Commitment. Such fee shall be due and payable on the date of execution and delivery of this Agreement.

         (b) During the period from the date of this Agreement through the Termination Date, the Company shall pay to the Lender a fee on the daily average unused amount of the Company Commitment at a per annum rate equal to one-half of one percent (0.5%), such fee to be payable monthly in arrears on the first Business Day of each month.

         (c) The Parent agrees to pay to the Lender a fee on the Parent Commitment in the amount of $25,000, representing one and one-quarter of one percent (1.25%) of the amount of the Parent Commitment. The Lender acknowledges that the Parent has already paid such fee in full.

         (d) During the period from the date of this Agreement through the Termination Date, the Parent shall pay to the Lender a fee on the daily average unused amount of the Parent Commitment at a per annum rate equal to one-half of one percent (0.5%), such fee to be payable monthly in arrears on the first Business Day of each month.

         (e) All fees shall be fully earned and non-refundable upon receipt.

         2.9. NOTES

         (a) The Company Loans shall be evidenced by a single promissory note (the "Company Note"") to be executed by the Company in substantially the form of Exhibit H, dated the date hereof, payable to the order of the Lender in a principal amount equal to the amount of the Company Commitment as originally in effect and otherwise duly completed.

         (b) The Parent Loans shall be evidenced by a single promissory note (the "Parent Note") to be executed by the Parent in substantially the form of Exhibit I, dated the date hereof, payable to the order of the Lender in a principal amount equal to the amount of the Parent Commitment as originally in effect and otherwise duly completed.

         (c) The date and amount of each Loan made by the Lender to a Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books; provided that the failure of the Lender to make any such recordation shall not affect the obligations of a Borrower to make a payment when due of any amount owing under such Note.

Any such recordations made by the Lender on its books shall be prima facie evidence of the amounts recorded therein.

         2.10.    Optional Prepayments

         Each Borrower shall have the right to prepay Loans to such Borrower in whole or in part at any time or from time to time, without premium or penalty, except that in connection with any prepayment by the Company of LIBOR Loans on a day other than the last day of the Interest Period applicable thereto, the Company as a condition to such prepayment shall pay all amounts contemplated by
Section 3.9. in connection with such prepayment.

         2.11.    Mandatory Prepayments of Loans

         (a) The Parent shall, within one Business Day after delivery of each Borrowing Base Certificate pursuant to Section 6.1.(f), prepay the Parent Loans in such amounts, if any, as shall be necessary so that the aggregate principal amount of outstanding Parent Loans shall be less than or equal to the Borrowing Base reflected in such Borrowing Base Certificate.

         (b) The Company shall, within one Business Day after delivery of each Loan Availability Certificate pursuant to Section 6.1.(g), prepay the Company Loans in such amounts, if any, as shall be necessary so that the aggregate principal amount of outstanding Company Loans shall be less than or equal to the amount described in clause (a) of Section 2.1. as reflected in such Loan Availability Certificate.

         (c) If at any time the aggregate amount of Company Loans outstanding shall exceed the amount of the Company Commitment in effect at such time, the Company shall, within one Business Day, prepay the Company Loans in such amounts as shall be necessary so that the aggregate principal amount of the Company Loans outstanding shall not exceed the Company Commitment. If at any time the aggregate amount of Parent Loans outstanding shall exceed the amount of the Parent Commitment in effect at such time, the Parent shall, within one Business Day, prepay the Parent Loans in such amounts as shall be necessary so that the aggregate principal amount of the Parent Loans outstanding shall not exceed the Parent Commitment.

         (d) At 5:00 p.m. on each Business Day, the Parent shall repay a principal amount of Parent Loans by an amount equal to the lesser of (i) the outstanding principal balance of Parent Loans then outstanding and (ii) the positive balance, if any, of available funds then on deposit in the Operating Account as determined by the Lender at such time. The Parent hereby authorizes the Lender to deduct such amount from the Operating Account without notice to the Parent, and to apply such amount in repayment of the then outstanding principal balance of Parent Loans. The provisions of this subsection shall not become effective until the Parent has executed and delivered the Lender's customary documentation relating to its "Auto Borrow" and "Auto Sweep" programs.

         2.12.    Use of Proceeds

         (a) The Company may only use the proceeds of Company Loans to finance (i) the cash portion of the consideration paid by the Company to finance paging related Acquisitions, including without limitation, paging network Acquisitions, tower and site Acquisitions and pager repair Acquisitions; (ii) capital expenditures of the Company and (iii) intercompany loans to the Parent which the Parent will use to finance the cash portion of the consideration paid by the Parent to finance paging network Acquisitions ("Intercompany Loans"). All Intercompany Loans must be evidenced by a promissory note executed by the Parent in favor of the Company and substantially in the form of Exhibit J hereto (the "Intercompany Note"). The Intercompany Note shall be pledged by the Company to the Lender as further security for the Obligations of the Company.

          (b) The Parent may only use the proceeds of Parent Loans for working capital purposes.

         2.13.    EXTENSION OF TERMINATION DATE

         The Borrowers may request that the Lender extend the current Termination Date by executing and delivering to the Lender at least 60 days but no more than 90 days prior to the current Termination Date, a written request to that effect. If the Lender shall notify the Borrowers in writing on or before the date which is 30 days prior to the current Termination Date that it accepts such request, the Termination Date shall be extended to the date set forth in the Lender's written notification of such acceptance. If the Lender shall not have so notified the Borrowers on or prior to such date, the Termination Date shall not be extended. The Borrowers understand that this Section has been included in this Agreement for the Borrowers' convenience in requesting an extension of the Termination Date and the Borrowers acknowledge that the Lender has not promised (either expressly or impliedly), nor has any obligation or commitment whatsoever, to extend the Termination Date at any time.

                     3. PAYMENTS; COMPUTATIONS; TAXES; ETC.

         3.1. PAYMENTS

         (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by a Borrower under this Agreement and its Note and, except to the extent otherwise provided therein, all payments to be made by a Borrower under any other Loan Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at its Lending Office, not later than 12:00 noon (Atlanta, Georgia time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). If (i) a Borrower has irrevocably authorized the Lender in writing to debit any general deposit account maintained by such Borrower with the Lender for the purpose of effecting payment of any amount due under this Agreement, (ii) the available balance of such account shall equal or exceed the amount due on the due date thereof and (iii) the Lender shall have failed to debit such account to effect such payment, then no Event of Default shall be deemed to have occurred as a result of such failure by the Lender (but such failure shall not relieve such Borrower from any of its obligations hereunder or under any other Loan Document).

         (b) A Borrower shall, at the time of making each payment under this Agreement or its Note, specify to the Lender the Loans or other Obligations to which such payment is to be applied (and in the event that it fails to so specify, or if an Event of Default has occurred and is continuing, the Lender may apply such payment to the Obligations in such manner as it may determine to be appropriate).

         (c) If the due date of any payment under this Agreement or any other Loan Document would otherwise fall on a day which is not a Business Day, such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension.

         3.2. COMPUTATIONS

         Interest on Loans and all fees shall be computed on the basis of a year of 360 days comprised of twelve thirty-day months for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which such amounts are payable.

         3.3. CERTAIN NOTICES

         Notwithstanding anything contained in Section 10.2. to the contrary, Notices of Borrowings, optional prepayments of Loans, Notices of Conversion and Notices of Continuations shall be irrevocable and shall be effective only if received by the Lender in writing not later than 12:00 noon (Atlanta, Georgia time) on the number of Business Days prior to the date of the relevant notice of borrowing, Continuation, Conversion or prepayment specified below:

                                                             NUMBER OF
                                                           BUSINESS DAYS
          NOTICE                                                PRIOR
          ------                                            ------------
          Initial Borrowing on Effective Date                    1

          Subsequent Borrowing of Base Rate Loans            Same Day

          Subsequent Borrowing of LIBOR Loans                    3

          Notice of Conversion to a LIBOR Loan                   3

          Notice of Conversion to a Base Rate Loan               1

          Notice of Continuation                                 3

          Prepayment of Loans                                    1

Each Notice of Borrowing, Conversion or optional prepayment shall specify the Type of Loans to be borrowed, Converted or prepaid and the amount of each Loan to be borrowed, Converted or prepaid and the date thereof (which shall be a Business Day). The provisions of this Section shall not apply to borrowings under Section 2.3.(b) or repayments pursuant to Section 2.11.(d).

         3.4. TAXES

         (a) Any and all payments by a Borrower hereunder shall be paid (except to the extent required by Applicable Law) free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding franchise taxes and taxes based on net income of the Lender (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If a Borrower shall be required by Applicable Law to deduct any Taxes from or in respect of any sum payable hereunder to the Lender (i) the sum payable by such Borrower shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Lender shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions, and (iii) such Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with Applicable Law.

         (b) In addition, each Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

         (c) Each Borrower will indemnify the Lender for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be made within five Business Days after the date of receipt of a written demand therefor from the Lender.

         (d) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by a Borrower in respect of any payment to the Lender, a Borrower will furnish to the Lender, at its address referred to in Section 10.2., the original or a certified copy of a receipt evidencing payment thereof.

         (e) If the Lender claims any additional amounts payable pursuant to this Section, the Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested by a Borrower if the making of such a filing would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue and would not, in the sole determination of the Lender, be otherwise disadvantageous to the Lender.

         3.5. ADDITIONAL COSTS

         (a) Each Borrower shall pay directly to the Lender from time to time such amounts as the Lender may determine in good faith to be necessary to compensate it for any costs which it determines are attributable to its making or maintaining any Loans or its obligation to make any

Loans hereunder, or any reduction in any amount receivable by the Lender hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs") resulting from any Regulatory Change which:

                  (i) changes the basis of taxation of any amounts payable to the Lender under this Agreement or the Note in respect of any of such Loans (other than taxes imposed on or measured by the overall net income of the Lender or of its Lending Office for any of such Loans by the jurisdiction in which the Lender has its Lending Office); or

                  (ii) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, the Lender (including any of such Loans or any deposits referred to in the definition of "LIBOR" in Section 1.1.), or any commitment of the Lender (including the Commitments) hereunder.

         (b) Without limiting the effect of the foregoing provisions of this Section 3.5. (but without duplication), each Borrower shall pay directly to the Lender from time to time on request such amounts as the Lender may reasonably determine to be necessary to compensate the Lender (or, without duplication, the bank holding company of which the Lender is a subsidiary) for any increased costs which it determines in good faith are attributable to the maintenance by the Lender (or its Lending Office or such bank holding company) of capital in respect of the Commitments or Loans pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or Governmental Authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) hereafter issued by any Governmental Authority implementing at the national level the Basle Accord (including, without limitation, the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 CFR Part 208, Appendix A; 12 CFR Part 225, Appendix A) and the Final Risk-Based Capital Guidelines of the Office of the Comptroller of the Currency (12 CFR Part 3, Appendix A)), such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of the Lender (or its Lending Office or such bank holding company) to a level below that which the Lender (or its Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request. For purposes of this
Section 3.5.(b), "Basle Accord" shall mean the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

         (c) The Lender shall notify the Borrowers of any event occurring after the date of this Agreement that will entitle the Lender to compensation under Section 3.5.(a) or (b) as promptly as practicable and shall furnish to the Borrowers a certificate setting forth the basis and amount of each request by the Lender for compensation, together with calculations in reasonable detail of such amount. Determinations and allocations by the Lender for purposes of this Section 3.5. of the effect of any Regulatory Change pursuant to Section 3.5.(a), of the effect of capital maintained pursuant to Section 3.5.(b) on its costs or rate of return of maintaining Loans or its obligation to make Loans or on amounts receivable by it in respect of Loans, and of the amounts required to compensate the Lender under this Section, shall be made in a manner consistent with that applied by the Lender in similar contexts and shall be conclusive in the absence of manifest error.

         3.6. LIMITATION ON TYPES OF LOANS

         Anything herein to the contrary notwithstanding, if on or prior to the determination of LIBOR for any Interest Period the Lender determines (which determination shall be conclusive) that:

                  (a) quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR" are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein; or

                  (b) the relevant rates of interest referred to in the definition of LIBOR in this Agreement upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined are not likely to adequately cover the cost to the Lender of making or maintaining LIBOR Loans for such Interest Period;

then the Lender shall give the Company notice thereof, and so long as such condition remains in effect, the Lender shall be under no obligation to make additional LIBOR Loans, to Continue LIBOR Loans or to Convert Base Rate Loans into LIBOR Loans, and the Company shall, on the last day(s) of the then-current Interest Period(s) for the outstanding LIBOR Loans, either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with Section 2.6.

         3.7. ILLEGALITY

         Notwithstanding any other provision of this Agreement, if it becomes unlawful for the Lender to honor its obligation to make or maintain LIBOR Loans hereunder, then the Lender shall promptly notify the Company thereof and the Lender's obligation to make or Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended until such time as the Lender may again make and maintain LIBOR Loans.

         3.8. TREATMENT OF AFFECTED LOANS

         If the obligation of the Lender to make, Continue or Convert Base Rate Loans into LIBOR Loans shall be suspended pursuant to either of the immediately preceding Sections, all outstanding LIBOR Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the current Interest Period(s) for such LIBOR Loans (or, in the case of a Conversion required by Sections 3.6. or 3.7., on such earlier date as the Lender may specify to the Company) and, unless and until the Lender gives notice as provided below that the circumstances specified in Sections 3.6. or 3.7. which gave rise to such Conversion no longer exist:

                  (a) to the extent that any LIBOR Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such LIBOR Loans shall be applied instead to the Base Rate Loans; and

                  (b) all Loans which would otherwise be made or Continued as LIBOR Loans shall be made or Continued instead as Base Rate Loans and all Base Rate Loans which would otherwise be Converted into LIBOR Loans shall remain as Base Rate Loans.

If the Lender gives notice to the Company that the circumstances specified in Sections 3.6. or 3.7. which gave rise to the Conversion of LIBOR Loans pursuant to this Section no longer exist at a time when LIBOR Loans are outstanding, the Lender's Base Rate Loans shall be automatically Converted, at the option of the Company.

         3.9. COMPENSATION

         The Company shall pay the Lender such amount or amounts as shall be sufficient to compensate the Lender for any loss, cost, or expense which the Lender determines in good faith is attributable to: (a) any payment, prepayment or Conversion of a LIBOR Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Article 9.) on a date other than the last day of the Interest Period for such Loan; or (b) any failure by the Company for any reason to borrow a LIBOR Loan on the date for such borrowing specified in the relevant Notice of Borrowing given pursuant to Section 2.3.(a). Without limiting the effect of the preceding sentence, such compensation shall include with respect to a LIBOR Loan an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid, prepaid or Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow to the last day of the then-current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the amount of interest which would otherwise have accrued on such principal amount at a rate per annum equal to the sum of (x) the Adjusted LIBO Rate which would apply to a LIBOR Loan having a principal amount equal to or comparable to such principal amount and with maturities comparable to such period (as determined in good faith by the Lender) plus (y) three and three-quarters of one percent (3.75%). If the Lender shall request compensation under this Section, the Lender shall, upon the Borrowers' request, provide the Borrowers with a statement setting forth the basis for requesting such compensation and the method for determining the amount thereof. Any such statement shall be conclusive absent manifest error.

                            4. CONDITIONS PRECEDENT

         4.1. INITIAL LOANS

         The obligation of the Lender to make the initial Loans hereunder on the Effective Date is subject to the following conditions:

          (a) Corporate Documents. The Lender shall have received the following documents, each certified as indicated below:

                  (i) a copy of the certificate of incorporation, articles of organization or other comparable organizational instrument of each Loan Party, certified as of a recent date by the Secretary of State of the respective jurisdiction of its formation, and a certificate as of a recent date from such Secretary of State as to the good standing of such Loan Party;

                  (ii) a certificate as of a recent date from the Secretary of State of each state in which each Loan Party is required to qualify to do business as a foreign corporation or limited liability company, as the case may be, to the effect that such Loan Party is so qualified;

                  (iii) a certificate of the respective secretary (or member in the case of a limited liability company) of each Loan Party, dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of such Loan Party's by-laws (or operating agreement in the case of a limited liability company) as in effect on the date of such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by such Loan Party's board of directors (or members in the case of a limited liability company) authorizing the execution, delivery and performance of each of the Loan Documents to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that such Loan Party's certificate of incorporation, articles of organization or other comparable organizational instrument has not been amended since the date of the certification thereto furnished pursuant to subsection (i) above, and
         (D) as to the incumbency and specimen signature of each of such Loan Party's officers (or members in the case of a limited liability company) executing each of the Loan Documents to which such Loan Party is a party and in the case of a Borrower, the names and titles of each officer (or member in the case of a limited liability company) authorized to deliver Notices of Borrowing, Continuations and Conversions (and the Lender may conclusively rely on such certificate until the Lender receives notice in writing from such Loan Party, to the contrary); and

                  (iv) a certificate of another officer (or member in the case of a limited liability company) of such Loan Party as to the incumbency and specimen signature of the secretary of such Loan Party.

         (b) Notes. The Lender shall have received the Company Note duly completed and executed by the Company, and the Parent Note duly completed and executed by the Parent.

          (c) Guaranties. The Lender shall have received the Guaranties, duly executed and delivered by each of the Guarantors.

         (d) Security Agreements. The Lender shall have received each of the Security Agreements, duly executed and delivered by each of the Loan Parties.

         (e) UCC Filings. The Lender shall have received Uniform Commercial Code financing statements naming each Loan Party as debtor, the Lender as secured party, and to be filed in each jurisdiction where the filing of such financing statements may be necessary or appropriate as determined by the Lender.

         (f) Lien Searches. The Lender shall have received favorable UCC, tax, judgment and lien search reports (including without limitation, searches of the records of the United States Patent and Trademark Office) with respect to the Parent, the Company, the License Subsidiary and each other Loan Party in all necessary or appropriate jurisdictions and under all legal and appropriate trade names indicating that there are no prior liens on any of the Collateral other than Permitted Liens or Liens to be terminated prior to the Effective Date.

         (g) Assignment of Leases. The Lender shall have received (i) true, correct and complete copies of each Material Lease and each Other Lease of the Parent and the Company, (ii) a Collateral Assignment of Leases from each of the Parent and the Company, substantially in the form of Exhibit K hereto,
(iii) the consent of each lessor or licensor under each Material Lease of the Company to such collateral assignment in form acceptable to the Lender and (iv) evidence satisfactory to the Lender that each Material Lease and Other Lease initially of the Parent but transferred by the Parent to the Company in connection with the formation of the Company, has been so transferred and each lessor or licensor under each such Material Lease or Other Lease consented to such transfer.

         (h) Pledge Agreements. The Lender shall have received each of the Pledge Agreements duly executed by the Parent and the Company. In addition, the Lender shall have received each of the following: (i) all certificates, if any, representing all of the issued and outstanding capital stock, membership interest and other equity interest of each of the Company, the License Subsidiary and any other Subsidiary of the Parent, (ii) stock powers duly endorsed in blank relating to all such certificates, (iii) if such Pledge Agreement covers membership interest in a limited liability company, the consent of such Person and each of its members substantially in the form attached to the Pledge Agreement and (iv) all the Intercompany Note pledged pursuant to the Pledge Agreement executed by the Parent and endorsed by the Company to the Lender.

         (i) Blocked Account Agreements and Lockbox Agreements. The Lender shall have either (i) entered into blocked account agreements in form satisfactory to the Lender with each financial institution with which either Borrower currently maintains lockbox arrangements with respect to its respective Receivables or (ii) entered into a lockbox agreement in form satisfactory to the Lender with each Borrower with respect to its respective Receivables and also received evidence that all existing lockbox arrangements of the Borrowers have been terminated.

         (j) Opinions of Counsel. The Lender shall have received the opinion of (i) Sutherland, Asbill and Brennan, counsel to the Loan Parties, regarding (A) the due organization of each Loan Party; (B) the corporate authority of each Loan Party delivering a Loan Document; (C) the execution, delivery and enforceability of such Loan Documents; (D) noncontravention of material contracts and Applicable Law by the Loan Parties' execution, delivery and performance of Loan Documents; (E) validity and perfection of the Liens granted under the Security Documents and (F) such other matters as the Lender or its counsel may reasonably request; and (ii) Lucas,

McGowan, Nace & Gutierrez, Chtd., special FCC counsel to the Loan Parties, regarding (A) the validity of the Liens granted under the Security Documents under the Communications Laws; (B) noncontravention of Communications Law by the Loan Parties' execution, delivery and performance of Loan Documents and (C) such other matters as the Lender or its counsel may reasonably request.

         (k) Insurance. The Lender shall have received certificates of insurance evidencing the existence of all insurance required to be maintained by each Loan Party pursuant to the Loan Documents to which it is a party and
Section 6.4. hereof, together with loss payable clauses as required by such Loan Documents.

         (l) Historical Financial Statements. The Lender shall have received the following in form and substance satisfactory to the Lender: (i) the respective audited consolidated balance sheets and statements of operations and cash flows of the Parent for the fiscal years ended December 31, 1994 and December 31, 1995 and (ii) the respective unaudited consolidated balance sheets and statements of operations and cash flows of the Parent for the six (6) month period ending June 30, 1996 (collectively, the "Historical Financial Statements").

         (m) Pro Forma Balance Sheet. The Lender shall have received a pro forma balance sheet of the Company as of the date of this Agreement in form and substance satisfactory to the Lender (the "Pro Forma Balance Sheet").

         (n) Fees, Expenses and Other Consideration. The Lender shall have received all amounts payable by the Borrowers in respect of fees and expenses, including the fee payable under Section 2.8.(a), and attorney's fees, to the extent due and payable on or prior to the making of the initial Loans hereunder.

         (o) Borrowing Base Certificate. The Lender shall have received a Borrowing Base Certificate as of the last day of the month most recently ending prior to the Effective Date.

         (p) Loan Availability Certificate. The Lender shall have received a Loan Availability Certificate as of the last day of the fiscal quarter most recently ending prior to the Effective Date.

         (q) Business Services Audit. The Business Services department of the Lender shall have completed its field examination of the Parent, the Company and the other Loan Parties, and the Lender shall be satisfied with the results of such examination.

         (r) Licenses. The Lender shall have received correct and complete copies of each License described in Schedule 5.16.

         (s) License Subsidiary. The Lender shall have received evidence satisfactory to the Lender that all FCC licenses previously owned by the Parent have been transferred to the License Subsidiary, that the License Subsidiary has entered into licensing agreements with the Parent and the Company with respect to such FCC licenses used by such Loan Parties in their respective businesses, and that all Governmental Approvals required in connection therewith, including the approval of the FCC to such transfers, have been obtained.

         (t) Existing Financing Agreements. The Lender shall have received copies of each of the documents, instruments and agreement evidencing the Indebtedness described on Schedule 5.13., certified as true and complete by the President of the Parent.

         (u) Intercreditor Agreements. The Lender shall have entered into Intercreditor Agreements, substantially in the form of Exhibit L hereto, with the holders of the Indebtedness described on Schedule 5.13., including without limitation, Glenayre Electronics, Inc. and Associates Capital Services Corporation.

         (v) Amendment to Schedules. The parties hereto shall have entered into an amendment to this Agreement, in form satisfactory to the Lender, amending the information set forth on the Schedules hereto to make such information accurate as of the Effective Date.

         (w) Other Documents. The Lender shall have received such other documents, instruments and agreements as the Lender or its counsel may reasonably request.

         4.2. INITIAL AND SUBSEQUENT EXTENSIONS OF CREDIT

         The obligation of the Lender to make any Loan hereunder (including the initial Loans) is subject to the further condition precedent that, both immediately prior to the making of such Loan, and also after giving effect thereto:

         (a) no Default or Event of Default shall have occurred and be continuing;

         (b)     the representations and warranties made or deemed made in
Article 5. and by the Loan Parties in each of the other Loan Documents shall be true, complete and correct in all material respects on and as of the date of the making of such extension of credit with the same force and effect as if made on and as of such date (or, in the case of any such representation and warranty made only as of a particular date, as of such particular date);

         (c) no change that is material and adverse shall have occurred in the business, property, assets, liabilities, condition (financial or otherwise), operations, results of operations or prospects of the Parent, the Company or any of the other Loan Parties since December 31, 1995; and

         (d) the Lender shall have timely received a duly executed Notice of Borrowing.

Each Notice of Borrowing hereunder shall constitute a certification by the Borrowers to the effect set forth in subsections (a) through (d) above (both as of the date of such notice and as of the date of such extension of credit).

                       5. REPRESENTATIONS AND WARRANTIES

         Each of the Borrowers represents and warrants to the Lender that the following statements are, and after giving effect to the Transactions will be, true and correct:

         5.1. CORPORATE EXISTENCE

         Each of the Loan Parties (a) is a corporation or limited liability company, as the case may be, duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate power, and has all Governmental Approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted and to consummate the Transactions; and (c) is qualified to do business in all jurisdictions in which the failure to be so qualified could reasonably be expected to have a Material Adverse Effect. As of the date hereof, and as of the Effective Date (upon the occurrence thereof), the jurisdictions in which each of the Loan Parties is qualified to do business are set forth on Schedule 5.1.

         5.2. AUTHORIZATION; NO CONFLICT

         The execution, delivery and performance by each Loan Party of each of the Loan Documents and the Acquisition Documents to which any is a party and the consummation of the Transactions (a) have been duly authorized by all requisite corporate and, to the extent required, stockholder action (or membership action in the case of a limited liability company) on the part of each such Loan Party and (b) will not (i) violate any provision of Applicable Law, or any order of any Governmental Authority or any provision of the certificate in incorporation, articles of organization or other comparable organizational instrument or by-laws or operating agreement of any Loan Party,
(ii) violate, conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or an event of default under any Material Contract to which any Loan Party is a party or by which any Loan Party or any of its property is or may be bound, or (iii) result in the creation or imposition of any Lien upon any property or assets of any Loan Party (except pursuant to the Security Documents).

         5.3. ENFORCEABILITY

         Each of this Agreement and the other Loan Documents has been duly executed and delivered by each Loan Party a party thereto and constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting generally the enforcement of creditors' rights and by general principles of equity (regardless of whether considered in a proceeding in equity or at law). The License Subsidiary and each other Loan Party each has the right to assign or transfer control of all of its rights and interests in all of its respective Licenses to the Lender, subject to the prior review and approval of the FCC and any other applicable Governmental Authority.

         5.4. GOVERNMENTAL APPROVALS FOR DOCUMENTS

         No Governmental Approvals are necessary for the execution, delivery or performance by any Loan Party of the Loan Documents and the Acquisition Documents to which it is a party, or for the validity or enforceability thereof, except for (a) filings and recordings in respect of the Liens created pursuant to the Security Documents and (b) Governmental Approvals which have already been obtained and which are described on Schedule 5.4.

         5.5. FINANCIAL CONDITION

         (a) The Historical Financial Statements fairly present, in all material respects, the financial condition and results of operations of the Parent and its Subsidiaries as of and for the periods covered thereby. Since December 31, 1995, there has been no material adverse change in the business, property, assets, liabilities, condition (financial or otherwise), operations or results of operations of the Parent, the Company, any of their Subsidiaries or any other Loan Party. The Pro Forma Balance Sheet fairly presents, in all material respects, the pro forma financial condition of the Company as of the Effective Date. All projected financial statements of the Parent, the Company or any other Loan Party provided to the Lender in connection with this Agreement or any of the other Loan Documents were, or will be when so provided, based on the assumptions set forth therein, in the good faith judgment of the Borrowers, reasonable estimations of the projected financial performance and condition of the Person the subject of such projected financial statements.

         (b) With respect to a given Acquisition, to the knowledge of the Borrowers (i) the Acquisition Historical Financial Statements fairly present, in all material respects, the financial condition and results of operations of the Target as of and for the periods covered thereby; and (ii) the Combined Financial Statements, if any, delivered under Section 6.12. in connection with such Acquisition, fairly present, in all material respects, the financial condition and results of operations of the Target and the Company, on a combined basis for the periods covered thereby.

         5.6. LITIGATION

         There are no actions, suits or proceedings at law or in equity by or before any Governmental Authority now pending or, to either Borrower's knowledge, threatened against any Loan Party or its business, property or rights (i) which involve any Loan Document, any Acquisition Document or any Transaction or (ii) which, if adversely determined could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. There exists no judgment, order, injunction or other restraint issued or filed which is material to any Loan Party, or its business, properties or rights, or which prohibits or adversely affects any of the Transactions.

         5.7. ELIGIBILITY OF RECEIVABLES AND INVENTORY

         Each Receivable reflected in the computations included in any Borrowing Base Certificate meets the criteria enumerated in the definition of Eligible Receivables. All items of Inventory reflected in the computations included in any Borrowing Base Certificate meet the criteria enumerated in the definition of Eligible Inventory.

         5.8. MARGIN STOCK

         No Loan Party is engaged in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock. No part of the proceeds of any extension of credit hereunder, whether directly or indirectly, and whether immediately, incidentally or ultimately, will be used (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System, including Regulations G, T, U or X. As used herein, the term "Margin Stock" shall mean margin stock within the meaning of Regulations G, T, U and X.

         5.9. ERISA

         (a) No Loan Party maintains or contributes to any Employee Benefit Plan or Multiemployer Plan other than those identified on Schedule 5.9.

         (b) Each Loan Party is in compliance in all material respects with all applicable provisions of ERISA and the Code with respect to all Employee Benefit Plans. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such Plan has been determined to be exempt from federal income tax under Section 501(a) of the Code. The actuarial present value of all accumulated benefit obligations under each Plan, as disclosed in the most recent actuarial report with respect to such Plan, does not exceed the fair market value of the assets of such Plan. No material liability has been incurred by any Loan Party or any of its ERISA Affiliates which remains unsatisfied for any taxes, penalties or other amount (other than contributions in the ordinary course) with respect to any Employee Benefit Plan or any Multiemployer Plan, and to either Borrower's knowledge no such material liability is expected to be incurred.

         (c) No Loan Party has: (i) engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code; (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid;
(iii) failed to make a required contribution or payment to a Multiemployer Plan; or (iv) failed to make a required installment or other required payment under Section 412 of the Code.

         (d) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan or Multiemployer Plan maintained or contributed to by any Loan Party which could have a Material Adverse Effect.

         (e) No proceeding, claim (other than routine claims for benefits), lawsuit and/or investigation is existing or, to either Borrower's knowledge, threatened concerning or involving any Employee Benefit Plan or Multiemployer Plan maintained or contributed to by any Loan Party.

         5.10.    Intellectual Property

         Each Loan Party owns, is licensed to use or otherwise has the legal right to use, all patents, trademarks, trade names, copyrights, technology, know-how and processes used in or necessary for the conduct of its business as currently conducted that are material to the condition (financial or other), business or operations of such Person (collectively called "Intellectual

Property"). All such Intellectual Property with respect to which any public filing with the United States Patent and Trademark Office, the United States Copyright Office or any other Governmental Authority has been made, is identified on Schedule 5.10. and fully protected and/or duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filing or issuances. All Intellectual Property that is registered or for which application for registration is pending is identified on such Schedule. Except as disclosed in such Schedule, no material claim has been asserted by any Person with respect to the use of any Intellectual Property, or challenging or questioning the validity or effectiveness of any Intellectual Property. Except as disclosed in such Schedule, the use of such Intellectual Property by the Loan Parties, does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liabilities on the part of any Loan Party that could reasonably be expected to have a Material Adverse Effect.

         5.11.    Taxes

         Each of the Loan Parties has filed all federal income tax returns and all other tax returns and reports, domestic and foreign, required to be filed by it and has paid all taxes, assessments, fees and other governmental charges shown to be due and payable by it on such returns or reports, except where the failure to so file or pay could not reasonably be expected to have a Material Adverse Effect. All such returns are true and correct in all material respects. Except as set forth on such Schedule, each of the Loan Parties has paid or, in the case of taxes which are not yet due and payable or are being contested in good faith, has provided adequate reserves for the payment of, all federal, state and foreign taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof. To either Borrower's knowledge, there is no proposed tax assessment against any Loan Party.

         5.12.    Investment Company Act; Public Utility Holding Company Act;
Etc.

         No Loan Party is (a) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended or (c) subject to any other Applicable Law which purports to regulate or restrict its ability to borrow money or to consummate the transactions contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party.

         5.13.    Existing Indebtedness

         Schedule 5.13. is, as of the date hereof, and as of the Effective Date (upon the occurrence thereof), a complete and correct listing of all Indebtedness of the Parent, the Company and the other Loan Parties, including without limitation, all Guarantees of each Loan Party. No default or event of default, or event or condition which with the giving of notice, the lapse of time, a determination of materiality, the satisfaction of any other condition or any combination of the foregoing, would constitute such a default or event of default, exists with respect to any such Indebtedness having a principal amount outstanding, individually or in the aggregate, equal to or exceeding $500,000.

         5.14.    Material Contracts

         Schedule 5.14. is a true, correct and complete listing of all Material Contracts. Each of the Loan Parties that are parties to any Material Contract has performed and is in compliance with all of the terms of such Material Contract, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, a determination of materiality, the satisfaction of any other condition or any combination of the foregoing, would constitute such a default or event of default, exists with respect to any such Material Contract.

         5.15.    Environmental and Safety Matters

         Each Loan Party has obtained all Governmental Approvals which are required under Environmental Laws and is in compliance with all terms and conditions of such Governmental Approvals the failure with which to be in compliance would have a Materially Adverse Effect. Each Loan Party is also in material compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in the Environmental Laws. Neither Borrower is aware of, and has received notice of, any past, present, or future events, conditions, circumstances, activities, practices, incidents, actions, or plans which, with respect to any Loan Party, may interfere with or prevent compliance or continued compliance with Environmental Laws, or may give rise to any common-law or legal liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study, or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, chemical, or industrial, toxic, or other Hazardous Material; and there is no civil, criminal, or administrative action, suit, demand, claim, hearing, notice, or demand letter, notice or violation, investigation, or proceeding pending or, to either Borrower's knowledge, threatened, against any of the other Loan Parties relating in any way to Environmental Laws.

         5.16.    Compliance with Law; Licenses and Other Governmental
           Approvals

         (a) Each of the Loan Parties is in compliance with all Applicable Laws of, and all applicable restrictions imposed by, all Governmental Authorities in respect of the conduct of their respective business and the ownership of their respective properties, including without limitation, all Communications Laws, except for such noncompliances as could not reasonably be expected to individually or in the aggregate, have a Material Adverse Effect. Not in limitation of the foregoing, each Loan Party is in compliance in all material respects with all Applicable Laws concerning, inter alia, construction, ownership, operation and maintenance of the Licenses and the facilities associated therewith, and all other Applicable Laws of the FCC, the Federal Aviation Administration (the "FAA") and any other Governmental Authority applicable to the Loan Parties and the Licenses. To the knowledge of each Borrower, none of the owners or lessors of any of the towers or structures on which any Loan Party leases transmitter site space has failed to comply in any material respect with any Applicable Laws relating to such towers or structures, including without limitation, the Communications Laws or Applicable Laws of the FAA.

         (b) As of the date hereof the Parent and Preferred Networks Southeast, Inc. are the holders of, and as of the Effective Date (upon the occurrence thereof) the License Subsidiary will be the holder of, the Licenses listed in Schedule 5.16., each of which is in full force and effect except as disclosed in such Schedule. The Licenses so listed constitute all of the Licenses issued or required by the FCC, any PUC or any other Governmental Authority for, or used in, the operation of the respective businesses of the Loan Parties as currently operated. Except as described in such Schedule, none of any Loan Party's Licenses is currently subject to or operating under any agreement with third parties, granted by such Loan Party, which encumbers any of the Licenses, or any FCC waiver of otherwise Applicable Law. Except for the purpose of consummating the transaction contemplated by this Agreement, such Licenses have not been amended, changed, modified or altered in any material respect. There is not pending, nor threatened to the knowledge of either Borrower, any action, investigation, complaint or other proceeding by or before the FCC, any PUC or any other Governmental Authority to revoke, cancel, suspend, modify or refuse to renew, or otherwise relating to, any of the Licenses (except such actions, investigations, complaints, or other proceedings which relate to the paging industry generally and do not relate to any specific License and do not relate specifically to any Loan Party), or to otherwise investigate the operation of any Loan Party's business, the accuracy of the ownership or operation of the Licenses, or other regulatory actions which could have a Material Adverse Effect. There is not issued, pending, nor threatened to the knowledge of either Borrower, any notice of violation or complaint by the FCC, any PUC or any other Governmental Authority against any Loan Party with respect to such Loan Party's business or any of the Transactions.

         5.17.    Subsidiaries and Capitalization

         Schedule 5.17. correctly sets forth the corporate structure and ownership interests of the Company, its Subsidiaries and the Subsidiaries of the Parent (and, to the extent not included, all other Loan Parties (excluding the Parent)) including the correct legal name of each such Person, and the partners, shareholders or members as applicable, or other Persons holding equity interests in each such Person and their percentage equity or voting interest in each such Person. Except as set forth in such Schedule (a) no securities convertible into capital stock (or any options, warrants or other rights to acquire any securities convertible into such capital stock) of the Company, any of the Subsidiaries of the Parent or the Company or any other Loan Party (excluding the Parent) are outstanding, and (b) the outstanding stock and securities of or other equity interests, as applicable, in the Company, each such Subsidiary and other Loan Party (excluding the Parent) are owned by the Persons indicated on such Schedule, free and clear of all Liens, warrants, options and rights of others of any kind whatsoever.

         5.18.    Title to Properties

         Except as set forth on Schedule 5.18., each of the Company and the other Loan Parties have good, indefeasible and insurable title to, or valid leasehold interests in, all its real properties and good title to its other assets, free and clear of all Liens other than Permitted Liens.

         5.19.    Solvency

         After giving effect to the Transactions, the Company, the Parent and each other Loan Party will be Solvent.

         5.20.    Conduct of Business

         The Parent and Preferred Networks Southeast, Inc., a wholly owned subsidiary of the Parent, are a carrier's carrier of exclusively wholesale one-way paging networks services. Preferred Technical Services, Inc., a wholly owned subsidiary of the Parent, provides engineering support for the wireless industry, including but not limited to, repair, maintenance, installation and equipment sales to wireless carriers, manufacturers, and personal communication service providers. Prior to the Effective Date, neither the Company nor the License Subsidiary has engaged in any business or incurred any liabilities except for activities, expenses and liabilities incidental to its organization and to the carrying out of the Transactions. The sole purpose of the License Subsidiary is to own all FCC licenses used by the Parent, the Company and their Subsidiaries.

         5.21.    Disclosure

         No representation or warranty of any Loan Party made or deemed made in this Agreement, any other Loan Document, any Acquisition Document, the financial statements referred to in Section 4.1.(n) and (o), or any other document, certificate or written statement furnished to the Lender by or on behalf of any such Person for use in connection with any of the Transactions, contained, as of the date made or deemed made or as of the date thereof, any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. There is no material fact known to either Borrower that has had or will have a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and statements furnished to the Lender for use in connection with the transactions contemplated hereby.

         5.22.    Representations and Warranties in Acquisition Documents

         Each representation and warranty made or deemed made by any Loan Party in any of the other Loan Documents or the Acquisition Documents is hereby deemed made to and for the benefit of the Lender as if the same were set forth herein in full.

         5.23.    Representations Regarding Acquisitions

         To the extent any representation or warranty contained in this Article
5. relates to an Acquisition and the Transactions relating thereto, such representation or warranty shall be deemed made only on and as of the (a) the date such Acquisition has been consummated and (b) the date of the making of the Loan any of the proceeds of which are used in whole or in part (including the financing of an Intercompany Loan) to finance such Acquisition.

           5.24.    Survival of Representations and Warranties, Etc.

         All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of either Borrower, any Subsidiary or any other Loan Party to the Lender pursuant to or in connection with this Agreement or any of the other Loan Documents shall constitute representations and warranties made by the Borrowers under this Agreement. All representations and warranties made under this Agreement shall be deemed to be made at and as of the date hereof, the Effective Date, date of the delivery of a Notice of Borrowing, the date of the making of any Loan and the date of the consummation of each Acquisition by a Loan Party, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically permitted hereunder.

                            6. AFFIRMATIVE COVENANTS

         Each of the Borrowers covenants and agrees that, so long as either of the Commitments remains in effect or the principal or interest on any Loan or any Obligation shall remain unpaid, each Borrower will, and (as applicable) will cause each of the other Loan Parties to:

         6.1. Financial Statements and Other Information

         Deliver to the Lender:

         (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Parent, audited consolidated statements of income, retained earnings and cash flow of the Parent and its Subsidiaries for such fiscal year and the related audited consolidated balance sheet of the Parent and its Subsidiaries as of the end of such fiscal year, accompanied by
(i) an report of the Parent's independent auditors (who shall be of nationally recognized standing), stating that such financial statements fairly present, in all material respects, the consolidated financial condition and results of operations of the Parent and its Subsidiaries in accordance with GAAP and containing only qualifications acceptable to the Lender and (ii) a schedule prepared by such auditors setting forth the unaudited consolidating statements of income, retained earnings and cash flow of the Parent, the Company and the other Subsidiaries of the Parent for such fiscal year and the related unaudited consolidating balance sheet as of the end of such fiscal year of the Parent, the Company and the other Subsidiaries;

         (b) as soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, consolidated and consolidating statements of income, retained earnings and cash flow of the Parent and its Subsidiaries and of the Company and its Subsidiaries for such fiscal quarter and for the period from the beginning of the current fiscal year to the end of such fiscal quarter, and the related consolidated and consolidating balance sheet as of the end of such period, accompanied by a certificate of the chief financial officer of the Parent, which certificate shall state that such consolidated financial statements fairly present, in all material respects, the consolidated and consolidating financial condition and results of operations of such Persons in accordance with GAAP (subject to normal year-end adjustments and absence of full footnote disclosures);

         (c) simultaneously with the delivery of the financial statements pursuant to Section 6.1.(a) or (b), a certificate of the chief financial officer of the Parent (i) to the effect that no Default or Event of Default has occurred and is continuing (or, if any Default or Event of Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Parent has taken and proposes to take with respect thereto) and
(ii) setting forth in reasonable detail the computations necessary to determine whether the Parent and the Company are in compliance with the covenants contained in Section 7.3. and in Article 8. in each case as of the end of the period for which such financial statements are delivered;

         (d) simultaneously with the delivery of the annual financial statements referred to in Section 6.1.(a), a report addressed to the Parent by the independent auditors who audited such statements (i) stating that, in connection with their audit of such statements (and without conducting any procedures other than those customarily conducted in a year-end audit), such auditors have obtained no knowledge of any condition or event which constitutes a Default or Event of Default as at the end of such fiscal year of the Parent, or if such auditors shall have obtained knowledge of any such condition or event, specifying in such report each such condition or event of which they have knowledge and the nature and status thereof and (ii) setting forth in reasonable detail the computations necessary to determine whether the Parent and the Company are in compliance with the covenants contained in Section 7.3. and in Article 8.;

         (e) promptly upon the receipt thereof, copies of all "management letters" received by the Parent or any other Loan Party from its independent accountants;

         (f) within 30 days of the end of each calendar month, a Borrowing Base Certificate as of the last Business Day of such month, together with a schedule of receivables as of the date of such Borrowing Base Certificate setting forth an aged trial balance in summary form of each Borrower's then existing Receivables, and also specifying the name of and the balance due from (and any rebate due to) each Account Debtor obligated on an aggregate amount of Receivables which constitutes 5% or more of such Borrower's Eligible Receivables;

         (g) simultaneously with the delivery of the financial statements pursuant to Section 6.1.(b) and within 45 days following the end of each fiscal year of the Company, a Loan Availability Certificate as of the end of the preceding fiscal quarter in form and substance acceptable to the Lender;

         (h) as soon as possible, and in any event within 30 days after any Loan Party knows or has reason to know that any of the events or conditions specified below have occurred or exist, a statement signed by the chief financial officer of the Parent setting forth details respecting such event or condition and the action, if any, which the Parent, any other Loan Party or its ERISA Affiliates proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to the PBGC by the Parent or any other Loan Party or any of its ERISA Affiliates as of such date with respect to such event or condition):

                  (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan of the Parent or any other Loan Party or any of its ERISA Affiliates, as to which the PBGC has not by regulation waived the requirement of
         Section 4043 (a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code);

                  (ii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan of the Parent or any other Loan Party or any of its ERISA Affiliates or the termination of any such Plan;

                  (iii) the institution by the PBGC of proceedings under
         Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan of the Parent or any other Loan Party or any of its ERISA Affiliates, or the receipt by the Parent or any other Loan Party or any of its ERISA Affiliates of a notice from a Multiemployer Plan of the Parent or any other Loan Party or any of its ERISA Affiliates that such action has been taken by the PBGC with respect to such Multiemployer Plan;

                  (iv) the complete or partial withdrawal by the Parent or any other Loan Party or any of its ERISA Affiliates under Section 4201 or 4204 of ERISA from a Multiemployer Plan, or the receipt by the Parent or any other Loan Party or any such ERISA Affiliate of notice from such a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA, which in any such case could reasonably be expected to result in the imposition of withdrawal liability upon the Parent or any other Loan Party or any of its ERISA Affiliates;

                  (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Parent or any other Loan Party or any of its ERISA Affiliates to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

                  (vi) the fair market value of the assets of any Plan does not equal or exceed the accumulated benefit obligations with respect to such Plan, as disclosed on the most recent actuarial report with respect to such Plan.

         (i) promptly after either Borrower obtains knowledge of the occurrence of any Default or Event of Default, a notice of such Default or Event of Default describing the same in reasonable detail together with a description of the action that such Borrower (or such other appropriate party, as the case may be) has taken and proposes to take with respect thereto;

          (j) any amendment to the articles of incorporation or bylaws of any Loan Party;

         (k) any change in the senior management of either Borrower and any change in the business, assets, liabilities, financial condition, results of operations or business prospects of any Loan Party which has had or could reasonably be expected to have a Material Adverse Effect;

         (l) the acquisition, incorporation or other creation of any Subsidiary, the purpose for such Subsidiary and the nature of the assets and liabilities thereof;

         (m) as soon as possible, and in any event within ten Business Days after either Borrower receives notice or otherwise has knowledge that any of the following events have occurred or exist, a statement signed by the chief financial officer of such Borrower setting forth details regarding such event or condition and the action, if any, which such Borrower (or such other appropriate party, as the case may be) proposes to take with respect thereto (along with all relevant documentation): (A) any violation by any Loan Party of any Environmental Laws which could reasonably be expected to have a Material Adverse Effect; (B) any request for information or notice of potential responsibility under Environmental Laws with respect to cleanup of any property or facility of any Loan Party or any offsite location; (C) the imposition of any Lien on any assets of the Company or any other Loan Party under Environmental Laws; (D) the commencement of any litigation, enforcement action or investigation with respect to any Loan Party under Environmental Laws; or
(E) any Release or threatened Release of any Hazardous Material at or from any property or facility of any Loan Party;

         (n) promptly upon their becoming available, copies of any statements, reports and other communications, if any, which any Loan Party shall have provided to its stockholders or filed with the Securities and Exchange Commission (or any governmental agency substituted therefor), any national securities exchange or the National Association of Securities Dealers, Inc.;

         (o) promptly upon receipt thereof, copies of any notification or other communication regarding any claim or potential claim for indemnification under any Acquisition Documents relating to any Significant Acquisition;

         (p) prompt notice of the terms of any proposed amendment to, or modification or waiver of any of the material terms of any of the Acquisition Documents relating to any Significant Acquisition;

         (q) simultaneously with the delivery of the annual financial statements referred to in Section 6.1., capital and operating expense budgets, projections of sources and applications of funds and profit and loss projections for the Parent and its Subsidiaries on a consolidated basis for each month of the next succeeding fiscal year, all itemized in reasonable detail. Any material revisions made in such budgets or projects shall be furnished promptly to the Lender;

         (r) promptly upon the issuance thereof, a copy of any material License issued to any Loan Party after the date hereof; and

         (s) promptly after receipt of written request from the Lender, such other information regarding the business, affairs or financial condition of the Parent, the Company or any other Loan Party as the Lender may reasonably request.

         6.2. LITIGATION

         Promptly (and in any event within 3 Business Days of receipt) give to the Lender notice of the filing or commencement of, or any written notice of intention of any Person to file or commence, any action, suit or proceeding affecting any Loan Party, whether at law or in equity by or before any Governmental Authority which if adversely determined could reasonably be expected to result in liability to any of the Loan Parties in an amount equal to or exceeding $250,000 (including the amount of any deductible paid or required to be paid by the Company or any other Loan Party under the terms of its insurance policies, but net of any amounts acknowledged in writing by the applicable insurer(s) to be fully covered by insurance) or which would otherwise have a Material Adverse Effect, and of any adverse development in respect of such legal or other proceedings.

         6.3. CORPORATE EXISTENCE, ETC.

         Except as expressly permitted by this Agreement: (a) preserve and maintain its corporate existence, and all of its material rights, privileges and franchises; (b) comply in all material respects with the requirements of all Applicable Laws, rules, regulations and orders of all Governmental Authorities; (c) maintain all of its material properties used in its business in sufficient working order and condition so as to permit such Loan Party to conduct its business; and (d) preserve and enforce its rights (including rights to indemnification) under any Material Contracts, except where the failure to do so would not have a Material Adverse Effect.

         6.4. INSURANCE

         Keep insured by financially sound and reputable insurers all property of a character usually insured by entities engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such businesses and carry such other insurance as is usually carried by such businesses. Without limiting the obligations of the Loan Parties under the foregoing provisions of this Section, in the event any of the Loan Parties shall fail to maintain in full force and effect insurance as required by the foregoing provisions of this Section or any of the other Loan Documents, then the Lender may upon notice to such Loan Party, but shall have no obligation to, procure insurance covering the interests of the Lender in such amounts and against such risks as the Lender shall deem appropriate, and the Borrowers shall reimburse the Lender in respect of any premiums paid by the Lender as provided in Section 10.3.

         6.5. OBLIGATIONS AND TAXES

         Pay its Indebtedness and other obligations in accordance with their terms and pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, and in any event before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings which effectively stay the execution of any such Lien and the Parent shall (or shall cause the applicable Loan Party to) set aside on its books adequate reserves in accordance with GAAP with respect thereto.

         6.6. MAINTAINING RECORDS; ACCESS TO PROPERTIES AND INSPECTIONS

         Maintain all financial records in such manner so as to permit the preparation of financial statements in accordance with GAAP and permit any representatives designated by the Lender upon reasonable notice to visit and inspect the properties of the Loan Parties and to inspect their financial and business records and make extracts therefrom and copies thereof, all at reasonable times during normal business hours and in a manner so as not to unreasonably disrupt the operations of the Loan Parties and as often as reasonably requested, and permit the Lender or any representatives designated by the Lender upon reasonable notice to discuss the affairs, finances and condition of any of the Loan Parties with the officers thereof and, after prior notice to the Parent (so long as no Event of Default has occurred and is continuing), independent accountants therefor.

         6.7. ENVIRONMENTAL AND SAFETY MATTERS

         For the purposes of protecting the Lender's security interest in the Collateral and preserving each Borrower's ability to satisfy its Obligations:

         (a) Comply with all Environmental Laws applicable to it or any of its property or facilities in all material respects.

         (b) Keep its properties and facilities free from any Liens which could reasonably be expected to have a Material Adverse Effect arising under any Environmental Laws.

         (c) Respond promptly to any Release or threatened Release of any Hazardous Materials in a manner which complies in all material respects with all Environmental Laws and mitigates any associated risk to human health or the environment to the maximum extent commercially practicable.

         (d) If the Lender at any time has reason to believe that any property or facility owned or operated by any Loan Party has been or may be either (i) operated in violation of any Environmental Laws; (ii) contaminated with any Hazardous Materials; or (iii) subject to any government-imposed obligation to conduct any environmental investigation or clean-up, any of which, in the good faith judgment of the Lender may impair in any material respect the value of the Collateral or the ability of any of the Loan Parties to satisfy any of their respective Obligations, the Company shall, upon the written request of the Lender, at the sole cost and expense of the Borrowers, conduct such investigation or study, through retention of a consulting firm reasonably satisfactory to the Lender, as is necessary in the good faith judgment of the Lender to demonstrate that no such impairment could reasonably be expected to have a Material Adverse Effect.

         6.8. ADDITIONAL SECURITY

         If and to the extent requested by the Lender from time to time, execute and deliver such additional documents and take such other action as may be necessary or desirable in the reasonable opinion of the Lender in order to assure and confirm that all Obligations are secured in a manner acceptable to the Lender by a first priority Lien on substantially all present and future assets of the Parent, the Company and the other Loan Parties subject only to Permitted Liens.

         6.9.     DEPOSIT ACCOUNTS/CASH MANAGEMENT SERVICES

         For the purpose of protecting the Lender's security interest in the Collateral and enabling the Lender to monitor the proceeds of Collateral and the uses of cash by the Loan Parties, maintain all of its primary operating accounts (other than an existing payroll account of the Parent maintained at Wachovia Bank of Georgia, N.A.) and cash management service relationships with the Lender.

         6.10.    ENFORCEMENT OF REMEDIES UNDER ACQUISITION DOCUMENTS

         If either Borrower becomes aware of or otherwise has knowledge of any facts that could give rise to any claim for indemnification from any party under any Acquisition Document which claim exceeds in amount either $250,000 or 10% of the aggregate cash consideration (as determined as provided in the definition of the term "Significant Acquisition") paid in connection with the applicable Acquisition, assert or cause the assertion of such claim against such party before the date on which such claim may no longer be made under such Acquisition Document, and in asserting any such claim shall comply with all requirements for asserting such claims under the Acquisition Documents.

         6.11.    LEASES

         The Company shall use its best efforts to obtain the consent of each lessor and licensor required under the Company's Collateral Assignment of Leases with respect to its Other Leases as promptly as possible after the Effective Date. The Parent shall use its best efforts to obtain the consent of each lessor and licensor required under the Parent's Collateral Assignment of Leases with respect to its Material Leases and Other Leases as promptly as possible after the Effective Date. All Material Leases and Other Leases entered into by the Company or the Parent following the execution of this Agreement must contain a provision permitting the Company or the Parent, as applicable, to assign collaterally all of its rights thereunder to the Lender on terms reasonably satisfactory to the Lender.

         6.12.    ACQUISITIONS

         With respect to each Acquisition, the Borrowers shall deliver to the Lender the following:

         (a) Description of Transaction. A written description of the Acquisition in detail reasonably satisfactory to the Lender, such description to include a description of (i) the purchase price of such Acquisition, (ii) the method and structure of payment thereof and (iii) the other parties to such Acquisition.

         (b) Historical Financial Statements. If then available (i) an audited (or unaudited if audited statements are not available) balance sheet, statement of operations and statement of cash flows for such Target (if assets which do not constitute an Asset Group are being acquired from a Person, such financial statement shall be with respect to such Person) for the three fiscal years most recently ended and (ii) an unaudited balance sheet, statement of operations and statement of cash flows for such Target (or such Person) for the fiscal quarter most recently ending (collectively, the "Acquisition Historical Financial Statements").

         (c) Pro Forma Compliance Certificate. Unless not required as provided below, a certificate of the chief financial officer of the Parent (i) setting forth in reasonable detail the computations necessary to determine whether the Parent and the Company would have been in compliance with the covenants contained in Section 7.3. and in Article 8. determined on a combined basis with the Target as of the end of the fiscal quarter most recently ended and (ii) to the effect that no Default or Event of Default has occurred and is continuing or would occur after giving effect to such Acquisition;

         (d) Pro Forma Financial Statements. If such Acquisition relates to an existing TCC of the Company, pro forma financial statements in form reasonably satisfactory to the Lender reflecting the combined financial condition and results of operations the Company and the Target on a combined basis for the prior two fiscal years (the "Combined Financial Statements").

         (e) Corporate Documents. If such Acquisition involves any New Subsidiaries, the Lender shall have received the following documents, each certified as indicated below:

                  (i) a copy of the certificate of incorporation, articles of organization or other comparable organizational instrument of each such New Subsidiary, certified as of a recent date by the Secretary of State of the jurisdiction of its formation, and a certificate as of a recent date from such Secretary of State as to the good standing of such New Subsidiary;

                  (ii) a certificate as of a recent date from the Secretary of State of each state in which each such New Subsidiary is required to qualify to do business as a foreign corporation or limited liability company, as the case may be, to the effect that such New Subsidiary is so qualified, or, if unavailable, evidence satisfactory to the Lender that each such New Subsidiary has taken appropriate steps to so qualify;

                  (iii) a certificate of the secretary (or member in the case of a limited liability company) of each such New Subsidiary, dated the date of such Acquisition and certifying (A) that attached thereto is a true and complete copy of such New Subsidiary's by-laws (or operating agreement in the case of a limited liability company) as in effect on the date of such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by such New Subsidiary's board of directors (or members in the case of a limited liability company) authorizing the execution, delivery and performance of each of the Loan Documents to which such New Subsidiary is or is to be a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that such New Subsidiary's certificate of incorporation, articles of organization or other comparable organizational instrument has not been amended since the date of the certification thereto furnished pursuant to subsection
         (i) above, and (D) as to the incumbency and specimen signature of each of such New Subsidiary's officers (or members in the case of a limited liability company) executing each of such Loan

          Documents (and the Lender may conclusively rely on such certificate until the Lender receives notice in writing from such New Subsidiary, to the contrary); and

                  (iv) a certificate of another officer (or member in the case of a limited liability company) of such New Subsidiary as to the incumbency and specimen signature of the secretary of such New Subsidiary.

         (f) Acquisition Documents. Fully executed copies of all of the Acquisition Documents and any amendments thereto (or if not executed at the time of delivery as required below, the most current drafts then available).

         (g) Assignment of Acquisition Documents. Unless not required as provided below, an Assignment of Acquisition Documents duly executed by any New Subsidiary or any other existing Loan Party having rights under the any of the Acquisition Documents being executed in connection with such Acquisition. In addition, the Lender shall have received the acknowledgment with respect to the Assignment of Acquisition Documents, in the form attached thereto.

         (h) Lien Searches. UCC, tax, judgment and lien search reports in form and substance satisfactory to the Lender with respect to the Target and each New Subsidiary in all necessary or appropriate jurisdictions and under all legal and appropriate trade names indicating that there are no prior liens on any of the Collateral other than Permitted Liens or Liens to be released prior to or at the time of the consummation of such Acquisition.

         (i) Security Agreements. A Security Agreement from each New Subsidiary involved in such Acquisition, together with appropriate UCC financing statements as may be requested by the Lender.

         (j) Pledge Agreements. From each Loan Party owning any issued and outstanding securities of each such New Subsidiary, (i) if such Loan Party has previously executed and delivered a Pledge Agreement, an amendment (in form and substance satisfactory to the Lender) to such Pledge Agreement subjecting to the Lien thereof such securities or (ii) if such Loan Party not has previously executed and delivered a Pledge Agreement, a Pledge Agreement granting to the Lender a Lien in such securities. In addition, the Lender shall have received each of the following: (x) all certificates, if any, representing all of such securities, (y) stock powers duly endorsed in blank by the applicable Loan Parties relating to all such certificates and (z) if such Pledge Agreement covers membership interest in a limited liability company, the consent of such Person and each of its members substantially in the form attached to the Pledge Agreement.

         (k)      Guaranties.  Guaranty from each such New Subsidiary

         (l) Opinions of Counsel. An opinion of counsel to the Loan Parties regarding (i) the due organization of each such New Subsidiary; (ii) the corporate authority of any New Subsidiary or other Loan Party delivering a Loan Document pursuant to this Section; (iii) the execution, delivery and enforceability of such Loan Documents; (iv) noncontravention of Applicable Law by such Acquisition or by the execution, delivery and performance by such New Subsidiary and such

Loan Parties of such Loan Documents; (v) validity and perfection of any security interests granted under any Security Document delivered under this Section and (vi) such other matters as the Lender or its counsel may reasonably request.

         (m) Other Documents. The Lender shall have received such other documents, instruments, agreements and certifications as the Lender or its counsel may reasonably request.

With respect to a Significant Acquisition, the items referred to in the preceding subsections (a) through (m) must be delivered to the Lender at least 20 days prior to the execution and delivery of the definitive Acquisition Documents for such Acquisition. With respect to any other Acquisition, the items referred to in subsections (a), (b), (e), and (h) through (j) must be delivered to the Lender prior to the execution and delivery of the definitive Acquisition Documents for such Acquisition while the balance of the items (other than the certificate referred to in the preceding subsection (c) and the Assignment of Acquisition Documents, neither of which shall be required) must be delivered to the Lender not later than 30 days following the execution and delivery of the definitive Acquisition Documents for such Acquisition. The Borrowers agree not to amend, supplement, restate or otherwise modify the terms of any Acquisition Document prior to the consummation of the applicable Acquisition, or waive any condition to the effectiveness of such Acquisition contained in such Acquisition Documents, without the Lender's prior written consent, such consent not to be unreasonably withheld.

                             7. NEGATIVE COVENANTS

         Each Borrower covenants and agrees that, so long as either of the Commitments remains in effect or the principal or interest on any Loan or any Obligation shall remain unpaid, neither Borrower will, nor will it permit any of the Loan Parties to:

         7.1. PROHIBITION OF FUNDAMENTAL CHANGES

         Effect any of the following: (a) any transaction of merger, consolidation, recapitalization, reorganization, liquidation or dissolution not otherwise expressly permitted hereunder without the Lender's prior written consent; or (b) the sale, transfer, lease, contribution or other conveyance, or the granting of options, warrants or other rights (excluding options, warrants or other rights with respect to the Parent's stock) with respect to, any of its assets to any Person other than sales of assets in the ordinary course of business without the Lender's prior written consent; or (c) engage in any line of business other than those engaged in or similar to those engaged in by the Loan Parties as described in Section 5.20.; or (d) any Acquisition unless (i) at the time of such Acquisition, the Target is engaged in the same or similar line of business as those described in Section 5.20., (ii) no Default or Event of Default shall have occurred and be continuing or would occur after giving effect to such Acquisition, (iii) the provisions of Section 6.12. shall have been complied with and (iv) if the amount of consideration (as determined as provided in the definition of the term "Significant Acquisition") to be paid by the Parent, the Company and their respective Subsidiaries in connection with such Acquisition is greater than or equal to $1,000,000, the Lender shall have given its prior written consent to such Acquisition. The Borrowers agree to provide to the Lender, in addition to items delivered pursuant to Section 6.12., such information regarding such Acquisition as the Lender may reasonably request. The Lender agrees that it will respond to a request for its consent under the preceding clause (iv) no later than 10 calendar days prior to the date of execution and delivery of the definitive Acquisition Documents for such Acquisition. Failure of the Lender to give any such response within such time shall constitute a denial by the Lender of its consent. The aggregate amount of consideration (as determined as provided in the definition of the term "Significant Acquisition") paid by the Parent, the Company and their respective Subsidiaries in connection with all Acquisitions which do not require the Lender's consent as provided above shall not exceed $5,000,000.

         7.2. LIMITATION ON LIENS

         Without the Lender's prior written consent, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except Permitted Liens.

         7.3. INDEBTEDNESS

         Create, incur or suffer to exist any Indebtedness except (a) Indebtedness to the Lender under any of the Loan Documents; (b) Indebtedness existing on the Effective Date and described on Schedule 5.13. which is acceptable to the Lender; (c) Indebtedness under the Intercompany Note in an aggregate principal amount not to exceed $18,000,000 at any time outstanding;
(d) Indebtedness in an aggregate amount not to exceed $250,000 during any fiscal year of the Borrowers; (e) Indebtedness otherwise permitted by Section
7.4. and (f) loans and advances to employees of the Borrowers for moving, entertainment, travel and other similar expenses in the ordinary course of business consistent with past practices.

         7.4. INVESTMENTS

         Make or permit to remain outstanding any Investments except (a) Investments in Cash Equivalents as required under Section 8.1., (b) Intercompany Loans and (c) the ownership of Subsidiaries as set forth on
Schedule 5.17., and other Subsidiaries the acquisition of which is permitted by
Section 7.1.(d).

         7.5. RESTRICTED PAYMENTS

         Make any Restricted Payment; provided, however, that Subsidiaries of the Company may make dividends, payments or other distributions to the Company or to any Wholly-Owned Subsidiary of the Company. Neither Borrower shall create or otherwise cause or suffer to exist or become effective, or permit any Subsidiary or any other Loan Party to create or otherwise cause or suffer to exist or become effective, any consensual encumbrance or restriction of any kind on the ability of any such Person to: (a) pay dividends or make any other distribution on any of such Subsidiary's capital stock or other securities owned by either Borrower, any of their Subsidiaries or any other Loan Party;
(b) pay any Indebtedness owed to either Borrower, any of their Subsidiaries or any other Loan Party; (c) make loans or advances to either Borrower, any of their Subsidiaries or any other Loan Party; or (d) transfer any of its property or assets to either Borrower, any of their Subsidiaries or any other Loan Party.

         7.6. TRANSACTIONS WITH AFFILIATES

         Permit to exist or enter into, and will not permit any of its respective Subsidiaries or any of the other Loan Parties to enter into or permit to exist, any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of any Loan Party or with any director, officer or employee of any Loan Party, except transactions in the ordinary course of business and upon fair and reasonable terms which are no less favorable than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate.

         7.7. AMENDMENT OF CERTAIN DOCUMENTS

         Enter into any amendment, modification or waiver of any of the terms of any of the Acquisition Documents which amendment, modification or waiver would have a Material Adverse Effect in the reasonable judgment of the Lender.

                             8. FINANCIAL COVENANTS

         So long as either of the Commitments remains in effect or the principal or interest on any Loan or any Obligation shall remain unpaid:

         8.1. CASH COVERAGE OF DEBT SERVICE

         The Parent and its Subsidiaries must at all times hold on a consolidated basis cash and Cash Equivalents in an aggregate amount greater than or equal to the projected consolidated Debt Service of the Parent and its Subsidiaries for the period commencing on the date of determination through the Termination Date.

         8.2. TOTAL LIABILITIES TO NET WORTH

         The Parent shall not permit the ratio of Total Liabilities to Net Worth of the Parent and its Subsidiaries determined on a consolidated basis to exceed 3.0 to 1.0 at any time.

         8.3. MINIMUM NET WORTH

         The Parent shall maintain its Net Worth determined on a consolidated basis with its Subsidiaries greater than or equal to (a) $25,000,000 at all times through and including December 31, 1996 and (b) at all times thereafter, $12,000,000 plus 50% of the Net Proceeds of any Equity Issuance after December 31, 1996.

         8.4. DEBT SERVICE COVERAGE RATIOS

         The Company shall maintain a Pre-Distribution Debt Service Coverage Ratio greater than or equal to 1.5 to 1.0, and a Post-Distribution Debt Service Coverage Ratio greater than or equal to 1.05 to 1.00, in each case as of the end of each of the Company's fiscal quarters.

                              9. EVENTS OF DEFAULT

         If one or more of the following events (herein collectively called "Events of Default" and singularly called an "Event of Default") shall occur and be continuing:

         9.1. PAYMENTS UNDER LOAN DOCUMENTS

         The Company or any Guarantor shall default in the payment when due of any principal of any Loan and such default shall continue unremedied for a period of 5 calendar days. The Company shall default in the payment when due of any interest on any Loan or any fee or any other Obligations payable by it hereunder or under any other Loan Document, or any other Loan Party or any Guarantor shall default in the payment when due of any other amount payable by it under any Loan Document to which such Loan Party is a party, and such default shall continue unremedied for a period of 10 calendar days.

         9.2. OTHER INDEBTEDNESS

         Any Loan Party shall default in the payment when due of any principal of or interest on any Indebtedness having a principal amount outstanding, individually or in the aggregate, equal to or exceeding $500,000 (other than the Obligations) and such default shall continue unremedied beyond any applicable grace or cure periods; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness of any Loan Party shall occur if the effect of such event is to cause, or to permit the holder thereof to cause (with the giving of notice or lapse of time or both), such Indebtedness to become due or to be required to be prepaid (whether by redemption, purchase or otherwise) prior to its stated maturity, and such event shall remain unremedied beyond any applicable grace or cure periods.

         9.3. REPRESENTATIONS AND WARRANTIES

         Any representation, warranty or certification made or deemed to be made in any Loan Document by any Loan Party or any certificate, financial statement or other information furnished in writing to the Lender pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time made or deemed to be made.

         9.4. OTHER OBLIGATIONS

         (i) Either Borrower shall default in the performance of any of its obligations under Section 2.12., Section 6.1., Article 7. or Article 8.; (ii) either Borrower shall default in the performance of any of its other obligations in this Agreement not otherwise specifically referred to in this
Article 9. and such default shall continue unremedied for a period of 10 calendar days after either Borrower receives notice or otherwise has actual knowledge thereof; (iii) an "Event of Default" as defined in any other Loan Document shall have occurred and be continuing; or (iv) any Guarantor shall fail to comply with any of its other obligations under its Guaranty not otherwise specifically referred to in this Article 9. and such failure shall continue unremedied for a period of 30 days after such Guarantor receives notice or otherwise has actual knowledge thereof.

         9.5. ABILITY TO PAY DEBTS

         Any Loan Party shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due.

         9.6. VOLUNTARY PROCEEDINGS

         Any Loan Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or
(vi) take any corporate action for the purpose of effecting any of the foregoing.

         9.7. INVOLUNTARY PROCEEDINGS

         A proceeding or case shall be commenced against any Loan Party, without its application or consent, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of all or any substantial part of its assets, or (iii) similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days; or an order for relief against any Loan Party shall be entered in an involuntary case under the Bankruptcy Code.

         9.8. JUDGMENTS

         A judgment or judgments for the payment of money in excess of $500,000 in the aggregate (exclusive of judgment amounts to the extent covered by insurance where the Parent has submitted a claim and the insurer has not contested liability in respect of such judgment) shall be rendered by a court or courts against any Loan Party and the same shall not be vacated, bonded or discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof.

         9.9. ERISA EVENT

         (a) Any ERISA Event shall have occurred with respect to any Loan Party and the sum of the Insufficiency of such Plan (determined as of the date of occurrence of such ERISA Event) and the Insufficiency of any and all other Plans (determined as of the date of occurrence of such ERISA Event) of any Loan Party with respect to which an ERISA Event shall have occurred (or the liability of any Loan Party or its ERISA Affiliates related to such ERISA Event) exceeds $500,000; or (b) any Loan Party or any of its ERISA Affiliates shall have been notified by a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan and the imposition of such liability is reasonably likely to be incurred in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by any Loan Party and its

ERISA Affiliates as withdrawal liability (determined as of the date of such notification indemnification), requires payments exceeding $500,000 in the aggregate; or (c) any Loan Party or any of its ERISA Affiliates shall have been notified by a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of such Person and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $500,000.

         9.10.    FAILURE OF SECURITY

         The Lender shall not have or shall cease to have a valid and perfected first priority security interest in the Collateral (subject to Permitted Liens).

         9.11.    CHANGE IN CONTROL

         A Change in Control shall have occurred or the Company or the License Subsidiary shall cease to be Wholly-Owned Subsidiaries of the Parent or the Parent shall cease to be the manager of the Company or the License Subsidiary.

         9.12.    ADDITIONAL CAPITAL

         The Parent shall fail to raise an aggregate amount of Net Proceeds of Equity Issuances and Subordinated Debt greater than or equal to $20,000,000 during the period commencing on the date hereof and ending on July 1, 1997.

         9.13.    REMEDIES UPON EVENT OF DEFAULT

         Upon the occurrence of an Event of Default the following provisions shall apply:

         (a)      Acceleration; Termination of Facilities.

                  (i) Automatic. Upon the occurrence of an Event of Default specified in Section 9.6. or 9.7., (A)(i) the principal of, and all accrued interest on, the Loans at the time outstanding and (ii) all of the other Obligations, including, but not limited to, the other amounts owed to the Lender under this Agreement, the Notes or any of the other Loan Documents, shall become immediately and automatically due and payable by the Borrowers without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by the Borrowers and (B) the Commitments shall immediately and automatically terminate.

                  (ii) Optional. If any other Event of Default shall have occurred and be continuing, the Lender may: (I) declare (1) the principal of, and accrued interest on, the Loans at the time outstanding and (2) all of the other Obligations, including, but not limited to, the other amounts owed to the Lender under this Agreement, the Notes or any of the other Loan Documents, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrowers and (II) terminate the Commitments.

         (b) Loan Documents. The Lender may exercise any and all of its rights under any and all of the other Loan Documents.

         (c) Applicable Law. The Lender may exercise all other rights and remedies it may have under any Applicable Law.

         (d) Appointment of Receiver. To the extent permitted by Applicable Law, the Lender shall be entitled to the appointment of a receiver for the assets and properties of the Borrowers, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the Collateral and/or the business operations of the Borrowers and to exercise such power as the court shall confer upon such receiver.

         (e)      Involuntary Bankruptcy. Upon the occurrence of a Default under
Section 9.7., the Commitments shall automatically terminate.

         9.14.    PERFORMANCE BY LENDER

         If either Borrower shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents on its part to be performed, the Lender may perform or attempt to perform such covenant, duty or agreement on behalf of such Borrower after the expiration of any cure or grace periods set forth herein. In such event, such Borrower shall, at the request of the Lender, promptly pay any amount reasonably expended by the Lender in such performance or attempted performance to the Lender, together with interest thereon at the applicable Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, the Lender shall not have any liability or responsibility whatsoever for the performance of any obligation of either Borrower under this Agreement or any other Loan Document.

                               10. MISCELLANEOUS

         10.1.    WAIVER

         No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or the Note or other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         10.2.    NOTICES

         All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, sent via a nationally recognized overnight courier, or sent via facsimile. Such notices, demands and other communications will be sent to the address indicated below:

         To a Borrower:

              5300 Oakbrook Parkway, Suite 320
              Norcross, Georgia  30093
              Attention:  Chief Financial Officer
              Telephone No.: (770) 806-6979
              Telecopy No.:  (770) 806-6978

         with a copy to:

              Sutherland, Asbill and Brennan
              999 Peachtree Street, Suite 2300
              Atlanta, Georgia 30309-3996
              Attention:  Mark D. Kaufman, Esq.
              Telephone No.: (404) 853-8000
              Telecopy No.:  (404) 853-8806

         To the Lender:

              600 Peachtree Street, 18th Floor
              Atlanta, Georgia 30308
              Attention: Michael Paulson
              Telephone No.: (404) 607-4569
              Telecopy No.:  (404) 607-6338

         with a copy to:

              Alston & Bird
              1201 West Peachtree Street
              Atlanta, Georgia  30309-3424
              Attention:  Paul M. Cushing, Esq.
              Telephone No.: (404) 881-7000
              Telecopy No.:  (404) 881-7777

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party; provided, however, that the failure to deliver copies of notices as indicated above shall not affect the validity of any notice. Any such communication shall be deemed to have been received (i) when delivered, if personally delivered, or sent by nationally-recognized overnight courier or sent via facsimile or (ii) on the third Business Day following the date on which the piece of mail containing such communication is posted if sent by certified or registered mail.

         10.3.    EXPENSES

         Each Borrower will pay all present and future expenses of the Lender in connection with the negotiation, preparation, execution and delivery of this Agreement, the Notes and each of the other Loan Documents, whenever the same shall be executed and delivered, including appraisers' fees, search fees, recording fees and the fees and disbursements of each special and local counsel retained by the Lender. Further, each Borrower shall pay all future costs and expenses of the Lender in connection with (a) the negotiation, preparation, execution and delivery of any waiver, amendment or consent by the Lender relating to this Agreement, the Notes or any of the other Loan Documents; (b) any restructuring, refinancing or "workout" of the transactions contemplated by this Agreement, the Notes and the other Loan Documents, or any material amendment to the terms of this Agreement or any other Loan Document, including the fees and disbursements of counsel to the Lender; (c) consulting with one or more Persons engaged by the Lender, including appraisers, accountants and lawyers, concerning or related to the servicing of this Agreement or the nature, scope or value of any right or remedy of the Lender hereunder, under the Notes or under any of the other Loan Documents, including any review of factual matters in connection therewith, which expenses shall include the fees and disbursements of such Persons; (d) the collection or enforcement of the obligations of the Borrower or any Loan Party under this Agreement, the Notes or any other Loan Document including the fees and disbursements of counsel to the Lender if such collection or enforcement is done by, through or with the assistance of an attorney; (e) prosecuting or defending any claim in any way arising out of, related to, or connected with this Agreement, the Notes or any of the other Loan Documents, which expenses shall include the fees and disbursements of counsel to the Lender and of experts and other consultants retained by the Lender; (f) the exercise by the Lender of any right or remedy granted to it under this Agreement, the Notes or any of the other Loan Documents including the fees and disbursements of counsel to the Lender if such exercise is done by, through or with the assistance of any attorney; (g) gaining possession of, maintaining, handling, preserving, storing, shipping, appraising, selling, preparing for sale and advertising to sell any Collateral, whether or not a sale is consummated; and (h) to the extent not already covered by any of the preceding subsections, any bankruptcy or other proceeding of the type described in Section 9.6. or 9.7., and the fees and disbursements of counsel to the Lender incurred in connection with the representation of the Lender in any matter relating to or arising out of any such proceeding including, without limitation (i) any motion for relief from any stay or similar order, (ii) the negotiation, preparation, execution and delivery of any document relating to the Obligations and (iii) the negotiation and preparation of any debtor-in-possession financing or any plan of reorganization of either Borrower or any other Loan Party, whether proposed by a Loan Party, the Lender or any other Person, and whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding.

         10.4.    STAMP, INTANGIBLE AND RECORDING TAXES

         Each Borrower will pay any and all stamp, intangible, registration, recordation and similar taxes, fees or charges and shall indemnify the Lender against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, recording, performance or enforcement of this Agreement, the Notes and any of the other Loan Documents or the perfection of any rights or Liens thereunder.

         10.5.    SETOFF

         In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Lender is hereby authorized by each Borrower, at any time or from time to time, without notice to either Borrower or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lender or any affiliate of the Lender, to or for the credit or the account of a Borrower against and on account of any of the Obligations, irrespective of whether or not the Lender shall have declared any or all of the Loans and all other Obligations to be due and payable, and although such obligations shall be contingent or unmatured.

         10.6.    INDEMNIFICATION

         Each Borrower agrees to indemnify the Lender and its directors, officers, employees and agents for, and hold each of them harmless against, any and all losses, liabilities, claims (including Environmental Claims), damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to the extensions of credit hereunder or any actual or proposed use by either Borrower or any other Loan Party of the proceeds of any of the extensions of credit hereunder or the past, present or future business activities of either Borrower or any other Loan Party including, without limitation, the fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses that are determined pursuant to a final, non-appealable order of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Person to be indemnified).

         10.7.    AMENDMENTS, ETC.

         Any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived and any departure therefrom may be consented to if, but only if, such amendment, waiver or consent is in writing signed by the Lender and, in the case of an amendment, by the Borrower. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

         10.8.    SUCCESSORS AND ASSIGNS

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         10.9.    ASSIGNMENTS AND PARTICIPATIONS

         Neither Borrower may assign its rights or obligations hereunder or under the other Loan Documents without the prior consent of the Lender. The Lender may assign to one or more Persons, or sell participations to one or more Persons in, all or a portion of its rights and obligations hereunder, under the Notes and the other Loan Documents. The Lender may, in connection with any assignment or proposed assignment or sale or proposed sale of a participation, disclose to the assignee or proposed assignee or participant or proposed participant any information relating to either Borrower or any other Loan Party furnished to the Lender by or on behalf of either Borrower or any other Loan Party.

         10.10.   SURVIVAL

         The obligations of the Company and its Subsidiaries under Sections 3.4., 10.3. and 10.6. shall survive the repayment of the Loans and the termination of the Commitments and this Agreement.

         10.11.   TABLE OF CONTENTS: DESCRIPTIVE HEADINGS

         The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

         10.12.   COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which need not contain the signature of more than one party and all of which taken together shall constitute one and the same original instrument.

         10.13.   GOVERNING LAW

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         10.14.   ARBITRATION

         ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY LOAN DOCUMENT, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS

AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         A      SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF
THE PARENT'S DOMICILE AT THE TIME OF THIS AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         B      RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED
TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         10.15.   ACKNOWLEDGMENTS

         Each Borrower hereby acknowledges that: (a) it has been advised by legal counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party; (b) the Lender has no fiduciary relationship with or fiduciary duty to any of the Loan Parties, and the relationship between the Lender on one hand, and Borrowers on the other hand, is solely that of debtor and creditor; and (c) no joint venture exists between the Lender on one hand, and any Loan Party on the other hand.

         10.16.   CONFIDENTIALITY

         Except as otherwise provided by Applicable Law, the Lender shall utilize all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential or proprietary by the Borrowers in accordance with the Lender's customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure: (a) to any of its Affiliates (provided they shall agree to keep such information confidential in accordance with the terms of this Section); (b) as reasonably required by any bona fide transferee or participant in connection with the contemplated transfer of any of the Loans or the Commitments, or participations therein, as permitted hereunder; (c) as required by any Governmental Authority or representative thereof or pursuant to legal process; (d) to the Lender's independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); and (e) after the happening and during the continuance of an Event of Default, to any other Person, in connection with the exercise of the Lender's rights hereunder or under any of the other Loan Documents.

         10.17.   OBLIGATIONS WITH RESPECT TO LOAN PARTIES

         The obligations of the Borrowers to direct or prohibit the taking of certain actions by the other Loan Parties as specified herein and in the other Loan Documents shall be absolute and not subject to any defense either Borrower may have that it does not control such Loan Parties.

         10.18.   ENTIRE AGREEMENT

         This Agreement, the Notes and the other Loan Documents embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto.

                           [Signatures on Next Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and year first above written.

                            THE PARENT:

                            PREFERRED NETWORKS, INC.


                            By:  /s/ Mark H. Dunaway
                               ---------------------------------------
                               Name:  Mark H. Dunaway
                                     ---------------------------------
                               Title:     CEO
                                     ---------------------------------


                            THE COMPANY:

                            PNI SYSTEMS, LLC

                            By:  Preferred Networks, Inc., its Manager


                                By:  /s/ Mark H. Dunaway
                                   -----------------------------------
                                   Name:  Mark H. Dunaway
                                        ------------------------------
                                   Title:  CEO
                                         -----------------------------

                            THE LENDER:

                            NATIONSBANK, N.A. (SOUTH)


                            By:  /s/ Michael S. Paulson
                               ---------------------------------------
                               Name:   Michael S. Paulson
                                     ---------------------------------
                               Title:  Assistant Vice President
                                     ---------------------------------

                                   EXHIBIT A

            FORM OF ASSIGNMENT OF RIGHTS UNDER ACQUISITION DOCUMENTS


     THIS ASSIGNMENT OF RIGHTS UNDER ACQUISITION DOCUMENTS dated as of __________, 199__ executed and delivered by [NAME OF LOAN PARTY], a corporation organized under the laws of the State of [___________] (the "Assignor") in favor of NATIONSBANK, N.A. (SOUTH) (the "Lender").

     WHEREAS, [the Assignor, PNI Systems, LLC (the "Company")][Preferred Networks, Inc. (the "Parent"), the Assignor][Preferred Networks, Inc. (the "Parent"), PNI Systems, LLC (the "Company")] and the Lender have entered into a certain Credit Agreement dated as of August 8, 1996 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lender has agreed, subject to the terms thereof, to make available to the Borrower certain financial accommodations;

     WHEREAS, the Assignor and the entities listed as [Sellers] therein (the "Sellers") have entered into that certain [Asset/Stock Purchase/Merger Agreement] dated as of __________, 199__ (as amended, supplemented, restated or otherwise modified from time to time, the "Purchase Agreement") regarding the Acquisition by the Assignor of _________ of the Sellers;

     [WHEREAS, the Parent owns, directly or indirectly, all of the outstanding capital stock and other equity interests of the Assignor;

     WHEREAS, the Parent, the Assignor and the other Subsidiaries of the Parent, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses and have determined it to be in their mutual best interests to obtain financing from the Lender through their collective efforts;

     WHEREAS, the Assignor acknowledges that it will receive direct and indirect benefits from the Lender making such financial accommodations available to the Borrowers under the Credit Agreement and, accordingly, the Assignor agreed to guaranty the Borrowers' obligations to the Lender on the terms and conditions contained in that certain Guaranty dated as of __________, 199__ (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Guaranty");

     WHEREAS, the Assignor is executing and delivering this Agreement to secure its obligations owing to the Lender under the Guaranty and the other Loan Documents to which the Assignor is a party;]

     WHEREAS, as a condition to the continued extension of such financial accommodations under the Credit Agreement, the Lender has required, among other things, that the Assignor assign to the Lender on the terms and conditions contained herein all of the Assignor's rights and remedies under and with respect to the Purchase Agreement, including without limitation, all of its rights and remedies with respect to any and all rights of indemnification thereunder, all as collateral security for the Obligations.

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor agrees as follows:

     Section 1. Assignment. As security for the Obligations, the Assignor hereby assigns and transfers to the Lender, and grants to the Lender a security interest in, all of the Assignor's right, title and interest in, to and under
(a) the Purchase Agreement and all of the documents, instruments and agreements executed and delivered in connection therewith, including without limitation, those described on Schedule 1 attached hereto (collectively, the "Acquisition Documents"), including without limitation (i) the Assignor's rights and remedies with respect to any breach by any other party to an Acquisition Document of any of its representations, warranties and covenants thereunder and
(ii) any and all rights of the Assignor to indemnification arising under or pursuant to any Acquisition Document and (b) all products and proceeds of the foregoing (all of the foregoing, collectively, the "Collateral").

     Section 2.  Covenants.  The Assignor covenants and agrees as follows:

     (a) The Assignor shall at all times duly and punctually perform in all material respects all of the terms, conditions and covenants of the Acquisition Documents on the Assignor's part to be kept, observed and performed.

     (b) The Assignor will not sell, assign, grant a Lien in, or otherwise transfer to any Person any of the Collateral other than to the Lender.

     (c) The Assignor (i) will give the Lender prompt notice of the terms of any proposed amendment or modification of any of the terms of, or the proposed termination of, any Assigned Document and (ii) will not, without the Lender's prior written consent, amend or otherwise modify, or waive the application of or consent to the departure from, any of the terms of any Acquisition Document, or terminate any Acquisition Document.

     (d) The Assignor shall promptly deliver to the Lender a copy of any notice given to or by the Assignor under or in connection with any Acquisition Document.

     Section 3. Representations and Warranties. The Assignor represents and warrants to the Lender as follows:

     (a) True, correct and complete copies of the Acquisition Documents (including all amendments, supplements and modifications thereto) have been delivered to the Lender.

     (b) Each Acquisition Document is in full force and effect and is the legal, valid and binding obligation of the Assignor and each other Person a party thereto, enforceable against the Assignor and each such Person in accordance with its terms.

     (c) Neither the Assignor, nor to the Assignor's knowledge any other Person a party to an Acquisition Document, is in default thereunder.

     (d) The Assignor has not assigned any of its right, title or interest in, to or under any of the Collateral to any Person other than the Lender.

     (e) The Assignor has full authority and the legal right to assign to the Lender, and to grant to the Lender a security interest in, the Acquisition Documents and the other Collateral, and the Assignor has obtained all consents necessary for the valid and binding assignment of and the effectiveness and enforceability of such security interest and assignment under this Agreement.

     (f) All of the Collateral is free and clear of all Liens.

     Section 4. Payments. So long as no Event of Default shall have occurred and be continuing, the Assignor shall have the right to receive all amounts paid or payable in connection with the Acquisition Documents. Upon the occurrence and during the continuance of any Event of Default, the Lender shall have the right to receive and retain the payments which the Assignor would otherwise be authorized to receive and retain pursuant to the immediately preceding sentence. If, notwithstanding the foregoing, the Assignor shall receive any amount which it is not entitled to receive hereunder, the Assignor shall hold all such amounts it receives in trust for the Lender, without commingling the same with other funds or property of or held by the Assignor, and shall promptly deliver the same to the Lender immediately upon receipt by the Assignor in the identical form received, together with any necessary endorsements.

     Section 5. Enforcement by Assignor. Prior to the occurrence of an Event of Default, insofar as the Assignor may have any right, privilege or claim under any Acquisition Document, including without limitation, its rights and remedies with respect to indemnification, the Assignor will use prudent business judgment concerning its enforcement of such rights.

     Section 6. Lender Not Obligated. Notwithstanding any other provision of this Agreement to the contrary, the Assignor expressly acknowledges and agrees that neither this Agreement, nor any action taken by the Lender pursuant hereto, shall cause the Lender to be under any obligation or liability in any respect whatsoever to any party to any Acquisition Document or to any other Person for the observance or performance of any of the representations, warranties, conditions, covenants, agreements or terms contained in any Acquisition Document.

     Section 7. Remedies. Upon the occurrence and during the continuance of an Event of Default, the Lender shall, at its election, without notice of election and without demand except to the extent required under Applicable Law, have the right to do any one or more of the following, all of which are hereby authorized by the Assignor: (a) exercise any or all of the rights available to a secured party under the UCC or any other Applicable Law; (b) exercise any or all of its rights and remedies under the Credit Agreement and the other Loan Documents; and (c) assert, either directly or on behalf of the Assignor, any right, privilege or claim the Assignor may have from time to time under any of the Acquisition Documents as the Lender may deem proper and to receive and collect any and all damages, awards and other monies resulting therefrom.

     Section 8. Application of Proceeds. All proceeds received by the Lender in connection with the exercise of any of its rights or remedies hereunder shall be applied by the Lender in the order provided for in the applicable Loan Documents. The Assignor shall remain liable and will pay, on demand, any deficiency remaining in respect of the Obligations.

     Section 9. Further Assurances. At any time and from time to time, upon the written request of the Lender, and at the sole cost and expense of the Assignor, the Assignor will promptly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

     Section 10. Rights Cumulative. The rights and remedies of the Lender under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have. In exercising its rights and remedies the Lender may be selective and no failure or delay by the Lender in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

     Section 11. Lender Appointed Attorney-in-Fact. The Assignor hereby irrevocably appoints the Lender as the Assignor's attorney-in-fact, with full authority in the place and stead of the Assignor and in the name of the Assignor or otherwise, from time to time upon the occurrence and during the continuance of an Event of Default in the Lender's discretion, to take any action and to execute any instrument or document which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement and to exercise any rights and remedies the Lender may have under this Agreement or Applicable Law. The power-of-attorney granted hereby is irrevocable and coupled with an interest.

     Section 12. Notices. Notices, requests and other communications required or permitted hereunder shall be given in accordance with the applicable terms of the [Credit Agreement][Guaranty].

     Section 13. Termination. Upon indefeasible payment in full of all of the Obligations, this Agreement shall terminate. Any affidavit, certificate or other written statement of any officer of the Lender based on the books and records of the Lender and stating that any part of the Obligations remains unpaid or unperformed, shall, absent manifest error, be and constitute conclusive evidence of the continuing effectiveness of this Agreement and any Person receiving any such affidavit, certificate or statement, may, and is hereby authorized to, rely thereon.

     Section 14. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same instrument.

     Section 15. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Assignor herefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 16. Benefits. The terms, covenants and conditions contained herein shall inure to the benefit of the Lender, and its successors and assigns, and shall be binding on the Assignor and its successors and assigns.

     Section 17. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 18. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     Section 19. No Third-Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and their respective successors and permitted assigns. There are no other Persons which are intended to be benefited in any way whatsoever by this Agreement.

     Section 20. Definitions. [As used herein, the term "Obligations" shall mean: (a) all obligations and indebtedness of the Assignor owing to the Lender of every kind, nature and description, under or with respect to the Guaranty, this Agreement or any of the other

Loan Documents, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note; (b) all other obligations and indebtedness owing by the Assignor to the Lender and all future advances made to the Assignor by the Lender, however and whenever created, arising or evidenced, whether direct or indirect, through assignment from third parties, whether absolute or contingent, or otherwise, now or hereafter existing, or due or to become due, including, without limitation, obligations under all guaranties, letters of credit and overdrafts; and (c) all renewals, modifications, extensions and supplements to any of the foregoing. Without limitation of the foregoing, the term "Obligations" shall include any Indebtedness of the Assignor to any other Loan Party which now or hereafter becomes owing to the Lender as assignee of such other Loan Party pursuant to any of the Security Documents.] Terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.


                           [Signatures on Next Page]

     IN WITNESS WHEREOF, the Assignor has executed and delivered this Assignment of Rights Under Acquisition Documents under seal as of the date first written above.

                                 [NAME OF LOAN PARTY]


                                 By:
                                    -----------------------------
                                      Name:
                                            ---------------------
                                      Title:
                                            ---------------------


                          ACKNOWLEDGMENT AND AGREEMENT


     Each of the undersigned (each a "Seller") acknowledges receipt of a copy of the within and foregoing Assignment of Rights Under Acquisition Documents (the "Assignment"). Capitalized terms not otherwise defined herein are used herein with the respective meanings given them in the Assignment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Sellers, each of the Sellers agrees as follows:

     Section 1. Consent to Assignment. Each of the Sellers consents to the execution and delivery of the Assignment by the Assignor and the assignment by the Assignor to the Lender of, and the grant by the Assignor to the Lender of a security interest in, all of the Assignor's right, title and interest in, to and under the Acquisition Documents and the other Collateral. Upon receipt by a Seller of written notice from the Lender that an Event of Default has occurred and is continuing under the Credit Agreement, such Seller shall immediately thereupon, and at all times thereafter, (a) make all payments due under all of the Acquisition Documents to which such Seller is a party directly to the Lender, without setoff, deduction or counterclaim and (b) permit the Lender, at the Lender's option and to the fullest extent permitted under Applicable Law and in accordance with the Assignment, to exercise all of the rights and benefits of the Assignor under or in respect of such Acquisition Documents and the other Collateral which the Lender desires to exercise, all to the complete and absolute exclusion of the Assignor as permitted by the Assignment, including without limitation, all rights to indemnification. Each of the Sellers acknowledges and agrees that any exercise by the Lender of any such rights and benefits shall not discharge or otherwise release the Assignor from any of its obligations under or in respect of any of the Acquisition Documents and the other Collateral.

     Section 2. No Obligation of Lender. Each of the Sellers agrees that nothing contained in the Assignment shall obligate or be construed to obligate the Lender to perform any of the terms, covenants and conditions contained in any of the Acquisition Documents or otherwise to impose any obligation upon the Lender with respect thereto.

     Section 3. Benefits. This Acknowledgment shall be binding upon each of the Sellers and their respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns.

     IN WITNESS WHEREOF, each of the Sellers has executed this Acknowledgment and Agreement under seal as of the date first written above.

                                                [APPROPRIATE SIGNATURE
                                                BLOCKS FOR SELLERS]

                                   SCHEDULE 1

                             Acquisition Documents


        (List Purchase Agreement, Bills of Sale, Assignments of Leases,
                        and other Acquisition Documents)

                                   EXHIBIT B

                                FORM OF GUARANTY


         THIS GUARANTY dated as of ____________, 199__ executed and delivered by ________________, a _________________ organized under the laws of _____________
 (the "Guarantor") in favor of NATIONSBANK, N.A. (SOUTH) (the "Lender").

         WHEREAS, Preferred Networks, Inc. (the "Parent"), PNI Systems, LLC (the "Company") and the Lender have entered into that certain Credit Agreement dated as of August 8, 1996 (as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Credit Agreement"), pursuant to which the Lender has agreed, subject to the terms thereof, to extend certain financial accommodations to the Borrowers; and

         [WHEREAS, the Guarantor owns, directly or indirectly, [all][___%] of the issued and outstanding capital stock of, or other equity interests in, the Guarantor;]

         WHEREAS, the Guarantor and the other Subsidiaries of the Borrowers, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Lender through their collective efforts;

         WHEREAS, the Guarantor acknowledges that it will receive direct and indirect benefits from the Lender making such financial accommodations available to the Borrowers under the Credit Agreement and, accordingly, the Guarantor is willing to guarantee the Borrowers' obligations to the Lender on the terms and conditions contained herein; and

         WHEREAS, the Guarantor's execution and delivery of this Guaranty is one of the conditions precedent to the Lender making, or continuing to make, such financial accommodations to the Borrowers.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor agrees as follows:


         Section 1. Guaranty. The Guarantor hereby absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the Obligations [of the Company].


         Section 2. Guaranty of Payment and Not of Collection. This Guaranty is a guaranty of payment, and not of collection, and a debt of the Guarantor for its own account. Accordingly, the Lender shall not be obligated or required before enforcing this Guaranty against the Guarantor: (a) to pursue any right or remedy the Lender may have against any other Loan Party or any other Person or commence any suit or other proceeding against any other Loan Party or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of any other Loan Party or any other Person; or (c) to make demand of any other Loan Party or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Lender which may secure any of the Obligations. In this connection, the Guarantor hereby waives the right of the Guarantor to require any holder of the Obligations to take action against either Borrower as provided in Official Code of Georgia Annotated Section 10-7-24.


         Section 3. Guaranty Absolute. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation, the following (whether or not the Guarantor consents thereto or has notice thereof):

         (a) (i) any change in the amount, interest rate or due date or other term of any of the Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any Obligations, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the Obligations or any other instrument or agreement referred to therein or evidencing any Obligations or any assignment or transfer of any of the foregoing;

         (b) any lack of validity or enforceability of the Credit Agreement, any of the other Loan Documents, or any other document, instrument or agreement referred to therein or evidencing any Obligations or any assignment or transfer of any of the foregoing;

         (c) any furnishing to the Lender of any security for the Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Obligations;

         (d) any settlement or compromise of any of the Obligations, any security therefor, or any liability of any other party with respect to the Obligations, or any subordination of the payment of the Obligations to the payment of any other liability of either Borrower or any other Loan Party;

         (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Guarantor, any other Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

         (f) any act or failure to act by either Borrower or any other Person which may adversely affect the Guarantor's subrogation rights, if any, against either Borrower to recover payments made under this Guaranty;

         (g) any application of sums paid by any other Loan Party or any other Person with respect to the liabilities of either Borrower to the Lender, regardless of what liabilities of such Borrower remain unpaid;

         (h) any defect, limitation or insufficiency in the borrowing powers of either Borrower or in the exercise thereof; or

         (i) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor hereunder.

         Section 4. Action with Respect to Obligations. The Lender may, at any time and from time to time, without the consent of, or notice to, the Guarantor, and without discharging the Guarantor from its obligations hereunder take any and all actions described in Section 3. and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Obligations, including, but not limited to, extending or shortening the time of payment of any of the Obligations or changing the interest rate that may accrue on any of the Obligations; (b) amend, modify, alter or supplement the Credit Agreement or any other Loan Document; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Obligations; (d) release any Loan Party or other Person liable in any manner for the payment or collection of the Obligations; (e) exercise, or refrain from exercising, any rights against any other Loan Party or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Obligations in such order as the Lenders shall elect.


         Section 5. Representations and Warranties. The Guarantor hereby makes to the Lender all of the representations and warranties made by the Borrowers with respect to or in any way relating to the Guarantor in the Credit Agreement and the other Loan Documents, as if the same were set forth herein in full.


         Section 6. Covenants. The Guarantor will comply with all covenants which the Borrowers are to cause the Guarantor to comply with under the terms of the Credit Agreement or any of the other Loan Documents.


         Section 7. Waiver. The Guarantor, to the fullest extent permitted by Applicable Law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of the Guarantor or which otherwise might operate to discharge the Guarantor from its obligations hereunder.


         Section 8. Inability to Accelerate. If the Lender is prevented under Applicable Law or otherwise from demanding or accelerating payment of any of the Obligations by reason of any automatic stay or otherwise, the Lender shall be entitled to receive from the Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.


         Section 9. Reinstatement of Obligations. If claim is ever made on the Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Obligations, and the Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by the Lender with any such claimant (including either Borrower or a trustee in bankruptcy for either Borrower), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, any of the other Loan Documents, or any other instrument evidencing any liability of either Borrower, and the Guarantor shall be and remain liable to the Lender for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Lender.

         Section 10. Subrogation. Upon the making by the Guarantor of any payment hereunder for the account of either Borrower, the Guarantor shall be subrogated to the rights of the payee against such Borrower; provided, however, that the Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action the Guarantor may have against either Borrower arising by reason of any payment or performance by the Guarantor pursuant to this Guaranty, unless and until all of the Obligations have been indefeasibly paid and performed in full. If any amount shall be paid to the Guarantor on account of or in respect of such subrogation rights or other claims or causes of action, the Guarantor shall hold such amount in trust for the benefit of the Lender and shall forthwith pay such amount to the Lender to be credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Lender as collateral security for any Obligations existing.

         Section 11. Payments Free and Clear. All sums payable by the Guarantor hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever (including any Taxes), and if the Guarantor is required by Applicable Law or by any Governmental Authority to make any such deduction or withholding, the Guarantor shall pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount payable hereunder had such deduction or withholding not occurred or been required.

         Section 12. Set-off. In addition to any rights now or hereafter granted under any of the other Loan Documents or Applicable Law and not by way of limitation of any such rights, the Guarantor hereby authorizes the Lender, at any time or from time to time, without any prior notice to the Guarantor or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lender, or any affiliate of the Lender, to or for the credit or the account of the Guarantor against and on account of any of the Obligations, although such obligations shall be contingent or unmatured.

         Section 13. Subordination. The Guarantor hereby expressly covenants and agrees for the benefit of the Lender that all obligations and liabilities of either Borrower to the Guarantor of whatever description, including without limitation, all intercompany receivables of the Guarantor from either Borrower (collectively, the "Junior Claims") shall be subordinate and junior in right of payment to all Obligations. If an Event of Default shall have occurred and be continuing, then the Guarantor shall not accept any direct or indirect payment (in cash, property, securities by setoff or otherwise) from either Borrower on account of or in any manner in respect of any Junior Claim until all of the Obligations have been indefeasibly paid in full.

         Section 14. Avoidance Provisions. It is the intent of the Guarantor and the Lender that in any Proceeding, the Guarantor's maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of the Guarantor hereunder (or any other obligations of the Guarantor to the Lender) to be avoidable or unenforceable against the Guarantor in such Proceeding as a result of Applicable Law, including without limitation, (a) Section 548 of the Bankruptcy Code of 1978, as amended (the "Bankruptcy Code") and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise. The Applicable Laws under which the possible avoidance or unenforceability of the obligations of the Guarantor hereunder (or any other obligations of the Guarantor to the Lender) shall be determined in any such Proceeding are referred to as the "Avoidance Provisions". Accordingly, to the extent that the obligations of the Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Obligations for which the Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of the Guarantor hereunder (or any other obligations of the Guarantor to the Lender), to be subject to avoidance under the Avoidance Provisions. This Section is intended solely to preserve the rights of the Lender hereunder to the maximum extent that would not cause the obligations of the Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and neither the Guarantor nor any other Person shall have any right or claim under this Section as against the Lender that would not otherwise be available to such Person under the Avoidance Provisions.

         Section 15. Information. The Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Loan Parties, and of all other circumstances bearing upon the risk of nonpayment of any of the Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that neither the Lender nor any Lender shall have any duty whatsoever to advise the Guarantor of information regarding such circumstances or risks.

         Section 16. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.


         Section 17. Dispute Resolution. ANY CONTROVERSY OR CLAIM BETWEEN THE GUARANTOR AND THE LENDER, INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS GUARANTY MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS GUARANTY APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE GUARANTOR'S DOMICILE AT THE TIME OF THIS GUARANTY'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         B. RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS GUARANTY; OR (II) BE A WAIVER BY THE LENDER OF

THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS GUARANTY. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         Section 18. Loan Accounts. The Lender may maintain books and accounts setting forth the amounts of principal, interest and other sums paid and payable with respect to the Obligations, and in the case of any dispute relating to any of the outstanding amount, payment or receipt of any of the Obligations or otherwise, the entries in such books and accounts shall constitute prima facie evidence of the outstanding amount of such Obligations and the amounts paid and payable with respect thereto. The failure of the Lender to maintain such books and accounts shall not in any way relieve or discharge the Guarantor of any of its obligations hereunder.

         Section 19. Waiver of Remedies. No delay or failure on the part of the Lender in the exercise of any right or remedy it may have against the Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Lender of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other such right or remedy.

         Section 20. Termination. This Guaranty shall remain in full force and effect until the indefeasible payment in full of the Obligations and the termination or cancellation of the Credit Agreement.

         Section 21. Successors and Assigns. Each reference herein to the Lender shall be deemed to include such Person's respective successors and assigns (including, but not limited to, any holder of the Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to the Guarantor shall be deemed to include the Guarantor's successors and assigns, upon whom this Guaranty also shall be binding. The Lender may, in accordance with the applicable provisions of the Credit Agreement, assign, transfer or sell any Obligations, or grant or sell participations in any Obligations, to any Person without the consent of, or notice to, the Guarantor and without releasing, discharging or modifying the Guarantor's obligations hereunder. The Guarantor hereby consents to the delivery by the Lender to any assignee or participant (or any prospective assignee or participant) of any financial or other information regarding the Guarantor. The Guarantor may not assign or transfer its obligations hereunder to any Person.

         Section 22. Amendments. This Guaranty may not be amended except in writing signed by the Lender and the Guarantor.

         Section 23. Payments. All payments to be made by the Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the Lender at its Lending Office, not later than 11:00 a.m., on the date one Business Day after demand therefor.

         Section 24. Notices. All notices, requests and other communications hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given (a) to the Guarantor at its address set forth below its signature hereto, (b) to the Lender at its address for notices provided for in the Credit Agreement, or (c) as to each such party at such other address as such party shall designate in a written notice to the other party. Each such notice, request or other communication shall be effective (i) if mailed, when received; (ii) if telecopied, when transmitted; or (iii) if hand delivered, when delivered; provided, however, that any notice of a change of address for notices shall not be effective until received.

         Section 25. Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 26. Headings. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

         Section 27.  Definitions.  (a) For the purposes of this Guaranty:

         "Proceeding" means any of the following: (i) a voluntary or involuntary case concerning the Guarantor shall be commenced under the Bankruptcy Code of 1978, as amended; (ii) a custodian (as defined in such Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of the Guarantor;
(iii) any other proceeding under any Applicable Law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to the Guarantor; (iv) the Guarantor is adjudicated insolvent or bankrupt; (v) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vi) the Guarantor makes a general assignment for the benefit of creditors; (vii) the Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (viii) the Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (ix) the

Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (x) any corporate action shall be taken by the Guarantor for the purpose of effecting any of the foregoing.

         (b) Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.



                            [Signature on Next Page]

         IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guaranty as of the date and year first written above.

                                  [GUARANTOR]


                                  By:
                                     ----------------------------------
                                     Name
                                         ------------------------------
                                     Title:
                                           ----------------------------

                                  Address for Notices:


                                  -------------------------------------

                                  -------------------------------------

                                  Attention:
                                            ---------------------------
                                  Telecopier:
                                             --------------------------
                                  Telephone:
                                            ---------------------------

                                   EXHIBIT C

                            FORM OF PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT dated as of __________, 199___ executed by _______________________, a ____________ (the "Pledgor") in favor of
NATIONSBANK, N.A. (SOUTH) (the "Pledgee").

[Include the following if Pledgor is Preferred Networks, Inc.]

         [WHEREAS, the Pledgor, PNI Systems, LLC and the Pledgee have entered into that certain Credit Agreement dated as of August 8, 1996 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Pledgee has agreed to extend certain financial accommodations to the Pledgor and the other Borrower subject to the terms thereof;]

[Include the following if Pledgor is PNI Systems, LLC]

         [WHEREAS, Preferred Networks, Inc., the Pledgor and the Pledgee have entered into that certain Credit Agreement dated as of August 8, 1996 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Pledgee has agreed to extend certain financial accommodations to the Pledgor and the other Borrower subject to the terms thereof;]

[Include the following if Pledgor is a Subsidiary]

         [WHEREAS, Preferred Networks, Inc., PNI Systems, LLC and the Pledgee have entered into that certain Credit Agreement dated as of August 8, 1996 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Pledgee has agreed to extend certain financial accommodations to the Borrowers subject to the terms thereof;

         WHEREAS, the Pledgor is an Affiliate of the Borrowers;

         WHEREAS, the Pledgor, the Borrowers and the other Subsidiaries of the Borrowers, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Lender through their collective efforts;

         WHEREAS, the Pledgor acknowledges that it will receive direct and indirect benefits from the Pledgee making such financial accommodations available to the Borrowers under the Credit Agreement and, accordingly, the Pledgor agreed to guaranty the Borrowers' obligations to the Pledgee on the terms and conditions contained in that certain Guaranty dated as of the date hereof (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Guaranty") executed by the Pledgor in favor of the Pledgee;

         WHEREAS, the Pledgor is executing and delivering this Agreement to secure its obligations owing to the Pledgee under the Guaranty and the other Loan Documents to which the Pledgor is a party;]

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the extension of such financial accommodations under the Credit Agreement that the Pledgor execute and deliver this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


         Section 1. Pledge. The Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Pledgee, and grants to the Pledgee a security interest in, all of the Pledgor's right, title and interest in, to and under the following, whether now owned or hereafter acquired or arising (collectively, the "Pledged Collateral"): (a) all of the common stock, shares, membership interests, equity interests and other securities (collectively, "Securities") of each Person (each an "Issuer") described in Schedule 1 attached hereto; (b) any additional Securities of any of such Issuers as may from time to time be issued to the Pledgor or otherwise acquired by the Pledgor; (c) any additional Securities of any Issuer as may hereafter at any time be delivered to the Pledgee by or on behalf of the Pledgor; [Include the following if Debtor is PNI Systems, LLC - (d) the Intercompany Note, together with (i) all books and accounts, papers and documents in any way evidencing or relating to the Intercompany Note, (ii) the Pledgor's right (A) to give all consents, waivers and releases thereunder, (B) to take all action upon the happening of any breach or default giving rise to any right (including rights to payment of money, rights of indemnification and setoff, and rights to defer payment of amounts or to compel specific performance) in the Pledgor's favor under the Intercompany Note, and (C) to do any and all other things whatsoever which the Pledgor is or may become entitled to do under the Intercompany Note;]
(e) all of the rights of the Pledgor as a member of any Issuer that is a limited liability company to: (i) capital of, profits of (in each case whether or not distributed) and distributions of or from such Issuer, whether cash or noncash, and whether prior to or in connection with the liquidation of such Issuer; (ii) operate the business of such Issuer and deal with and receive the benefit from such Issuer's assets; (iii) receive proceeds of any indemnity, warranty or guaranty under any agreement between the Pledgor, the other members of such Issuer and such Issuer, or any of them; (iv) have access to such Issuer's books and records and to other information concerning or affecting such Issuer;] (f) any cash or additional Securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any of the property referred to in any of the immediately preceding clauses (a) through (e); and (g) any and all products and proceeds of any of the foregoing, together with and all other rights, titles, interests, powers, privileges and preferences pertaining to said property.


         Section 2. Obligations Secured. This Agreement is made, and the security interest created hereby is granted to the Pledgee, to secure the prompt performance and payment in full of the [Obligations][following (collectively, the "Obligations"): (a) all obligations and indebtedness of the Pledgor owing to the Pledgee of every kind, nature and description, under or with respect to the Guaranty, this Agreement or any of the other Loan Documents, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note; (b) all other obligations and indebtedness owing by the Pledgor to the Pledgee and all future advances made to the Pledgor by the Pledgee, however and whenever created, arising or evidenced, whether direct or indirect, through assignment from third parties, whether absolute or contingent, or otherwise, now or hereafter existing, or due or to become due, including, without limitation, obligations under all guaranties, letters of credit and overdrafts; and (c) all renewals, modifications, extensions and supplements to any of the foregoing. Without limitation of the foregoing, the term "Obligations" shall include any Indebtedness of the Pledgor to any other Loan Party which now or hereafter becomes owing to the Pledgee as assignee of such other Loan Party pursuant to any of the Security Documents.]


         Section 3. Representations and Warranties. The Pledgor hereby represents and warrants to the Pledgee as follows:

         (a) Validly Issued, etc. All of the Securities of each Issuer have been validly issued and are fully paid and nonassessable.

         (b) Title and Liens. The Pledgor is, and will at all times continue to be, the legal and beneficial owner of the Pledged Collateral and none of the Pledged Collateral is subject to any Lien other than Permitted Liens.

         (c) No Approval. No consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby.

         (d) Outstanding Shares. The Securities pledged by the Pledgor hereunder constitute all of the issued and outstanding capital stock, membership interests and other equity interests of each Issuer.


         Section 4. No Liens or Sale of Collateral. The Pledgor will not create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any Lien on any of the Pledged Collateral (or any interest therein), other than Permitted Liens, and will not sell, lease, assign, transfer or otherwise dispose of all or any portion of the Pledged Collateral (or any interest therein).

         Section 5. Additional Securities.

         (a) During the period this Agreement is in effect, the Pledgor shall not permit any Issuer to issue any additional shares of capital stock, membership interests or other equity securities or interests to any Person other than the Pledgor. Further, the Pledgor shall not permit any Issuer to amend or modify its articles or certificate of incorporation, articles of organization, other similar organizational instrument, and in the case of a limited liability company, its operating agreement, in a manner which would affect the voting, liquidation, preference or other rights of a holder of the Securities pledged hereunder.

         (b) The Pledgor agrees that, until this Agreement has terminated in accordance with its terms, any additional Securities of an Issuer at any time issued to the Pledgor or otherwise acquired by the Pledgor shall be promptly delivered or otherwise transferred to the Pledgee as additional Pledged Collateral and shall be subject to the Lien of, and the terms and conditions of, this Agreement.


         Section 7. Voting Rights; Dividends, etc.

         (a) So long as no Event of Default shall have occurred and be continuing:

                 (i) the Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of this Agreement or any of the other Loan Documents; provided, however, that the Pledgor shall not exercise, or shall refrain from exercising, any such right or power if any such action would have a materially adverse effect on the value of such Pledged Collateral in the judgment of the Pledgee;

                 (ii) the Pledgor shall be entitled to retain and use any and all cash dividends paid on the Pledged Collateral, but any and all stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of any Pledged Collateral, whether resulting from a subdivision, combination or reclassification of outstanding Securities of an Issuer which are pledged hereunder or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of an Issuer, or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by the Pledgor, shall forthwith be delivered to the Pledgee to be held as collateral subject to the terms and conditions of this Agreement.

The Pledgee agrees to execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, as appropriate, at the sole cost and expense of the Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to clause (i) above and/or to receive the dividends and other amounts which Pledgor is authorized to retain pursuant to clause (ii) above.

         (b) Upon the occurrence of an Event of Default, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to subsection (a)(i) above and/or to receive the dividends and other amounts which Pledgor is authorized to receive and retain pursuant to subsection (a)(ii) above shall cease, and all such rights thereupon shall become immediately vested in the Pledgee, which shall have, to the extent permitted by law, the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which the Pledgor shall otherwise be entitled to exercise pursuant to subsection (a)(i) above and/or to receive and retain the dividends and other amounts which the Pledgor shall otherwise be authorized to retain pursuant to subsection (a)(ii) above. Any and all money and other property paid over to or received by the Pledgee pursuant to the provisions of this subsection (b) shall be retained by the Pledgee as additional collateral hereunder and shall be applied in accordance with the provisions of Section 10. If the Pledgor shall receive any dividends or other property which it is not entitled to receive under this Section, the Pledgor shall hold the same in trust for the Pledgee, without commingling the same with other funds or property of or held by the Pledgor, and shall promptly deliver the same to the Pledgee upon receipt by the Pledgor in the identical form received, together with any necessary endorsements.


         Section 8. Event of Default Defined. For purposes of this Agreement, "Event of Default" shall mean (a) the Pledgor shall fail to observe or perform any covenant or agreement contained in this Agreement; or (b) an Event of Default under and as defined in the Credit Agreement shall occur and be continuing.


         Section 9. Remedies upon Default.

         (a) In addition to any right or remedy that the Pledgee may have under the Credit Agreement, the other Loan Documents or otherwise under Applicable Law, if an Event of Default shall have occurred, the Pledgee may exercise any and all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction (the "Code") and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its discretion shall deem appropriate. The Pledgee shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the Securities Act of 1933, as amended (the "Securities Act") and upon consummation of any such sale the Pledgee shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each purchaser at any sale of Pledged Collateral shall take and hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the fullest extent permitted by Applicable Law) all rights of redemption, stay and/or appraisal which the Pledgor now has or may at any time in the future have under any Applicable Law now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by Applicable Law, at least 10 days' prior written notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. Such notice, in case of public sale, shall state the time and place for such sale, and, in the case of sale on a securities exchange, shall state the exchange on which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Pledgee may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the Pledged Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Pledgee may determine in its sole and absolute discretion. The Pledgee shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Pledgee until the sale price is paid by the purchaser or purchasers thereof, but the Pledgee shall not incur any liability to the Pledgor in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public sale made pursuant to this Agreement, the Pledgee, to the extent permitted by Applicable Law, may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by Applicable
Law), any part of or all the Pledged Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to the Pledgee from the Pledgor as a credit against the purchase price, and the Pledgee may, upon compliance with the terms of sale and to the extent permitted by Applicable Law, hold, retain and dispose of such property without further accountability to the Pledgor therefor. For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale thereof; the Pledgee shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of any Pledged Collateral subject thereto, notwithstanding the fact that after the Pledgee shall have entered into such an agreement all Events of Default may have been remedied or the Obligations may have been paid in full as herein provided. The Pledgor hereby waives any right to require any marshaling of assets and any similar right.

         (b) In addition to exercising the power of sale herein conferred upon it, the Pledgee shall also have the option to proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

         (c) The rights and remedies of the Pledgee under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have.

         Section 10. Application of Proceeds of Sale and Cash. The proceeds of any sale of the whole or any part of the Pledged Collateral, together with any other moneys held by the Pledgee under the provisions of this Agreement, shall be applied by the Pledgee in the following order:

         (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees incurred if the Pledgee endeavored to collect the Obligations by or through an attorney at law;

         (b) Second: to the payment of the interest due upon any of the Obligations, in any order which the Pledgee may elect;

         (c) Third: to the payment of the principal due upon any of the Obligations in any order which the Pledgee may elect; and

         (d) Fourth: the balance (if any) of such proceeds shall be paid to the Pledgor or to whomsoever may be legally entitled thereto.

The Pledgor shall remain liable and will pay, on demand, any deficiency remaining in respect of the Obligations.

         Section 11. Pledgee Appointed Attorney-in-Fact. The Pledgor hereby constitutes and appoints the Pledgee as the attorney-in-fact of the Pledgor with full power of substitution either in the Pledgee's name or in the name of the Pledgor to carry out the provisions of this Agreement and to take any action and execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of the Pledgor or otherwise, deemed by the Pledgee as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. Nothing herein contained shall be construed as requiring or obligating the Pledgee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Pledgee or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the

Pledgee. The power or attorney granted herein is irrevocable and coupled with an interest.

         Section 12. Expenses. The Pledgor will pay, on demand, all out-of-pocket expenses incurred by the Pledgee in connection with: (a) the collection or enforcement of the Obligations including reasonable fees and disbursements of counsel to the Pledgee if such collection or enforcement is done through or by an attorney; and (b) the exercise by the Pledgee of any right or remedy granted to it under this Agreement whether or not a Default or Event of Default has occurred, including, without limitation, the expenses incurred by the Pledgee in connection with the collection of Receivables directly from account debtors.

         Section 13. Further Assurances. The Pledgor shall, at its sole cost and expense, take all action that may be necessary or desirable in the Pledgee's sole discretion, so as at all times to maintain the validity, perfection, enforceability and priority of the Pledgee's security interest in the Pledged Collateral, or to enable the Pledgee to exercise or enforce its rights hereunder or thereunder, including without limitation (a) delivering to the Pledgee, endorsed or accompanied by such instruments of assignment as the Pledgee may specify, any and all chattel paper, instruments, letters of credit and all other advices of guaranty and documents evidencing or forming a part of the Pledged Collateral and (b) executing and delivering financing statements, pledges, designations, notices and assignments, in each case in form and substance satisfactory to the Pledgee, relating to the creation, validity, perfection, priority or continuation of the security interest granted hereunder. Not in limitation of the foregoing, with respect to any Issuer which is a limited liability company, the Pledgor agrees to deliver to the Pledgee a Consent and Waiver in the form attached hereto as Exhibit A signed by all of the other members of such Issuer and by such Issuer. The Pledgor hereby authorizes the Pledgee to execute and file in all necessary and appropriate jurisdictions (as determined by the Pledgee) one or more financing or continuation statements (or any other document or instrument referred to in the immediately preceding clause (b)) in the name of the Pledgor and to sign the Pledgor's name thereto. The Pledgor authorizes the Pledgee to file any such financing statement, document or instrument without the signature of the Pledgor to the extent permitted by applicable law. To the extent permitted by Applicable Law, a carbon, photographic, xerographic or other reproduction of this Agreement or any financing statement is sufficient as a financing statement. Any property comprising part of the Pledged Collateral required to be delivered to the Pledgee pursuant to this Pledge Agreement shall be accompanied by proper instruments of assignment duly executed by the Pledgor and by such other instruments or documents as the Pledgee may reasonably request.

         Section 14. Securities Act. In view of the position of the Pledgor in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act or any similar Applicable Law hereafter enacted analogous in purpose or effect (such Act and any such similar Applicable Law as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Pledgee if the Pledgee were to attempt to dispose of all or any part of the Pledged Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Pledgee in any attempt to dispose of all or part of the Pledged Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities laws or similar Applicable Law analogous in purpose or effect. The Pledgor recognizes that in light of the foregoing restrictions and limitations the Pledgee may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that in light of the foregoing restrictions and limitations, the Pledgee, in its sole and absolute discretion, may, in accordance with Applicable Law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. The Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Collateral in accordance with the terms hereof at a price that the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of public or private market upon which the quotations or sales prices may exceed substantially the price at which the Pledgee sells.

         Section 16. FCC Matters. Notwithstanding any other provision of this Agreement to the contrary, any foreclosure on, sale, transfer or other disposition of, or the exercise of any right to vote or consent with respect to, any of the Pledged Collateral as provided herein or any other action taken or proposed to be taken by the Pledgee hereunder which would affect the operational, voting or other control of an Issuer that holds a License granted by the FCC, shall be pursuant to the Communications Laws and to any other Applicable Laws of any state, and, to the extent required thereby, subject to the prior approval of the FCC or any applicable state PUC. Upon the occurrence and during the continuance of an Event of Default, the Pledgor shall assist, and cause each Issuer to assist, in obtaining all necessary approvals of the FCC and applicable state PUCs, if required, for any action or transactions contemplated by this Agreement, including, without limitation, the preparation, execution and filing with the FCC of the assignor's or transferor's portion of any applications for consent to the assignment of any license or transfer of control necessary or appropriate under the rules and regulations of the FCC or applicable state PUCs, for approval of the transfer or assignment of any portion of the Pledged Collateral. The Pledgor acknowledges that there is no adequate remedy at law for failure by the Pledgor to comply with the provisions of this Section and that such failure would not be adequately compensated in dollar damages, and therefore the Pledgor agrees, without limiting the right of the Pledgee to seek and obtain specific performance of other obligations of the Pledgor contained in this Agreement, that the agreements contained in this paragraph may be specifically enforced.

         Section 17. Indemnification. The Pledgor agrees to indemnify and hold the Pledgee and any corporation controlling, controlled by, or under common control with, the Pledgee and any officer, attorney, director, shareholder, agent or employee of the Pledgee or any such corporation (each an "Indemnified Person"), harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever (collectively, "Losses"), brought against or incurred by an Indemnified Person, in any manner arising out of or, directly or indirectly, related to or connected with this Agreement, including without limitation, the exercise by the Pledgee of any of its rights and remedies under this Agreement or any other action taken by the Pledgee pursuant to the terms of this Agreement; provided, however, the Pledgor shall not be liable to an Indemnified Person for any Losses to the extent that such Losses result from the gross negligence or willful misconduct of such Indemnified Person. The Pledgor's obligations under this section shall survive the termination of this Agreement and the payment in full of the Obligations.

         Section 18. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until it terminates in accordance with its terms. The Pledgor and the Pledgee hereby agree that the security interest created by this Agreement in the Pledged Collateral shall not terminate and shall continue and remain in full force and effect notwithstanding the transfer to the Pledgor or any person designated by it of all or any portion of the Pledged Collateral.

         Section 19. No Waiver. Neither the failure on the part of the Pledgee to exercise, nor the delay on its part in exercising any right, power or remedy hereunder, nor any course of dealing between the Pledgee and the Pledgor shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.

         Section 20. Notices. All notices and other communications required or otherwise provided for hereunder shall be given in accordance with the notice provisions of the [Credit Agreement][Guaranty].

         SECTION 21. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         Section 22. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 23. Binding Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by the Pledgee as collateral under this Agreement.

         Section 24. Termination. Upon indefeasible payment in full of all of the Obligations, this Agreement shall terminate.

         Section 25. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         Section 26. Arbitration. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE PLEDGOR'S DOMICILE AT THE TIME OF THIS AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A

SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         B. RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY THE PLEDGEE OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE PLEDGEE HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER.
THE PLEDGEE MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         Section 27. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

         Section 28. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

         Section 29. Definitions. Terms not otherwise defined herein are used herein with the respective meanings given to them in the Credit Agreement.


                           [Signatures on Next Page]

         IN WITNESS WHEREOF, the Pledgor has executed and delivered this Pledge Agreement under seal as of this the date first written above.


                                 [THE PLEDGOR]


                                 By:
                                    -----------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                          -----------------------------


Agreed to, accepted and acknowledged
as of the date first written above.

NATIONSBANK, N.A. (SOUTH)


By:
   ---------------------------------
     Name:
          --------------------------
     Title:
           -------------------------

                         Schedule 1 to Pledge Agreement

                                 Pledged Shares


                     Issuer                                  No. of Securities      Type of Securities        Certificate Nos.
                     ------                                  -----------------      ------------------        ----------------

                     ---------------------------------------------------------------------------------------------------------

                     ---------------------------------------------------------------------------------------------------------

                     ---------------------------------------------------------------------------------------------------------


                                   EXHIBIT A

                               CONSENT AND WAIVER

         Each of the undersigned members of ______________, a ___________ limited liability company (the "Company"), hereby consent to the Pledge Agreement dated as of _________, 19___ executed by __________ (the "Pledgor") in favor of NationsBank, N.A. (South) (the "Pledgee") (the "Pledge Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Pledge Agreement), and consents to the Pledgor's grant of a security interest in the Pledgor's membership interest in the Company and the other Pledged Collateral. Each of the undersigned agrees that, by acceptance of the Pledge Agreement, the Pledgee does not assume any obligations with respect to the Company or to the constituent members and, without the prior written consent of the Pledgee, none of the undersigned shall: (i) amend, modify or terminate the articles of organization or the operating agreement of the Company or (ii) take any action that would have the effect of diluting the interest of the Pledgor in the Company. Each of the undersigned further agrees that, upon the written request of the Pledgee after an Event of Default, the Pledgor may be removed as member of the Company and replaced with the assignee designated in such request. If the Pledgee so requests after an Event of Default, each of the undersigned covenants and agrees to execute an amendment to the Company's operating agreement to reflect any such assignee's substitution in place of the Pledgor as a member of the Company, provided that such assignee shall adopt the operating agreement and agrees to be bound by the terms and provisions thereof. In the event that any such assignee is admitted as a member in the Company in substitution of the Pledgor, the undersigned agrees that such assignee shall not be liable for the obligations of the Pledgor with respect to the Company arising before such assignees' admission to the Company, except to the extent required by law. Each of the undersigned agrees that neither the execution and delivery of the Pledge Agreement, the enforcement by the Pledgee of any of its rights thereunder, or the transfer (or agreement to transfer) by the Pledgee of any of the Collateral shall constitute a default under the articles of organization or operating agreement of the Company, and each of the undersigned expressly waives any rights it may have under the articles of organization or operating agreement of the Company as a result of the foregoing. Each of the undersigned hereby waives any and all rights under the articles of organization or operating agreement of the Company which, whether exercised by the undersigned or not, would prevent, inhibit or interfere with the granting of a security interest in the Pledged Collateral to the Pledgee, the foreclosure of such security interest in the Pledged Collateral by the Pledgee or the full realization by the Pledgee of any of its other rights under or in respect of the Pledge Agreement.

         IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Waiver under seal as of the date first above written.

                                  [ISSUER]


                                  By:
                                     ----------------------------------
                                     Name:
                                          -----------------------------
                                        Title
                                             --------------------------

                                  [LIST MEMBERS]


                                        By:
                                           ----------------------------
                                        Name:
                                             --------------------------
                                        Title
                                             --------------------------

                                   EXHIBIT D

                           FORM OF SECURITY AGREEMENT


         THIS SECURITY AGREEMENT dated as of __________, 199__ executed and delivered by ___________________, a __________ organized under the laws of ________________, with its principal place of business and chief executive office located at _______________________, ________ County, __________ (the
"Debtor"), in favor of NATIONSBANK, N.A. (SOUTH) with an office located at 600 Peachtree Street, 18th Floor, Atlanta, Georgia 30308 (the "Secured Party").

[Include the following if Debtor is Preferred Networks, Inc.]

         [WHEREAS, the Debtor, PNI Systems, LLC and the Secured Party have entered into that certain Credit Agreement dated as of August 8, 1996 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Secured Party has agreed to extend certain financial accommodations to the Debtor and the other Borrower subject to the terms thereof;]

[Include the following if Debtor is PNI Systems, LLC]

         [WHEREAS, Preferred Networks, Inc., the Debtor and the Secured Party have entered into that certain Credit Agreement dated as of August 8, 1996 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Secured Party has agreed to extend certain financial accommodations to the Debtor and the other Borrower subject to the terms thereof;]

[Include the following if Debtor is a Subsidiary]

         [WHEREAS, Preferred Networks, Inc., PNI Systems, LLC and the Secured Party have entered into that certain Credit Agreement dated as of August 8, 1996 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Secured Party has agreed to extend certain financial accommodations to the Debtor and the other Borrower subject to the terms thereof;

         WHEREAS, the Debtor is an Affiliate of the Borrowers;

         WHEREAS, the Debtor, the Borrowers and the other Subsidiaries of the Borrowers, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Lender through their collective efforts;

         WHEREAS, the Debtor acknowledges that it will receive direct and indirect benefits from the Secured Party making such financial accommodations available to the Borrowers under the Credit Agreement and, accordingly, the Debtor agreed to guaranty the Borrowers' obligations to the Secured Party on the terms and conditions contained in that certain Guaranty dated as of the date hereof (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Guaranty") executed by the Debtor in favor of the Secured Party;

         WHEREAS, the Debtor is executing and delivering this Agreement to secure its obligations owing to the Secured Party under the Guaranty and the other Loan Documents to which the Debtor is a party;]

         WHEREAS, it is a condition precedent to the Secured Party's extension of such financial accommodations under the Credit Agreement that the Debtor execute and deliver this Agreement;

         NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Debtor, the Debtor hereby agrees with the Secured Party as follows:

         Section 1. Grant of Security. To secure the prompt and complete payment, observance and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, the Debtor hereby collaterally assigns and pledges to the Secured Party, and grants to the Secured Party a security interest in, the Collateral.

         Section 2. Representations and Warranties. The Debtor represents and warrants to the Secured Party as follows:

         (a) Name; Taxpayer ID Number. The correct corporate name of the Debtor is set forth in the first paragraph of this Agreement, and the Debtor does not conduct and, since its formation has not conducted, business under any trade name or other fictitious name. The Internal Revenue Service taxpayer identification number of the Debtor is ______________.

         (b) Loan Document Representations. The Debtor hereby makes to the Secured Party all of the representations and warranties made by the Borrowers with respect to or in any way relating to the Debtor in the Credit Agreement and the other Loan Documents, as if the same were set forth herein in full.

         (c) Liens. None of the Collateral or other properties of the Debtor is, as of the date hereof, subject to any Lien, except Permitted Liens.

         (d) Chief Executive Office. The chief executive office and principal place of business of the Debtor and the books and records relating to the Receivables and the other Collateral are located at the Debtor's address set forth in the first paragraph of this

Agreement, and, except as set forth on Schedule 2(d), have been located there for the five-year period ending on the date hereof. The Debtor has not changed its name, identity or corporate structure in any way since the Debtor's formation.

         (e) Places of Business. The addresses (including the applicable counties) of all of the current places of business of the Debtor, and all other places of business of the Debtor during the five-year period ending on the date hereof, are set forth on Schedule 2(e) attached hereto.

         (f) Inventory. All Inventory is in good condition, meets all standards imposed by any Governmental Authority having regulatory authority over such goods, their use or sale, and is currently either usable or salable in the normal course of the Debtor's business. All Inventory is located on one or more of the places set forth on Schedule 2(e) hereof or is in transit to one of such locations.

         (j) Equipment. All Equipment of the Debtor is in good order and repair and is located on or at one or more of the places set forth on Schedule 2(e) hereof. During the five-year period ending on the date hereof, no Inventory or Equipment of the Debtor was located at any other place of business except as set forth on Schedule 2(e) hereof.

         (k) Security Interest. It is the intent of the Debtor that this Agreement create a valid and perfected first-priority security interest in the Collateral, securing the payment of the Obligations.


         Section 3. Continued Priority of Security Interest.

         (a) The Security Interest shall at all times be valid, perfected and of first priority and enforceable against the Debtor and all other Persons, in accordance with the terms of this Agreement, as security for the Obligations.

         (b) The Debtor shall, at its sole cost and expense, take all action that may be necessary or desirable, or that the Secured Party may request, so as at all times to maintain the validity, perfection, enforceability and priority of the Security Interest in the Collateral in conformity with the requirements of Section 3(a), or to enable the Secured Party to exercise or enforce its rights hereunder, including without limitation: (i) paying all taxes, assessments and other claims lawfully levied or assessed on any of the Collateral, except to the extent that such taxes, assessments and other claims constitute Permitted Liens; (ii) obtaining landlords', mortgagees', mechanics', bailees', warehousemen's or processors' releases, subordinations or waivers with respect to any or all of the Collateral, in form and substance satisfactory to the Secured Party; (iii) delivering to the Secured Party, endorsed or accompanied by such instruments of assignment as the Secured Party may specify, any and all chattel paper, instruments, letters of credit and all other advices of guaranty and documents evidencing or forming a part of the Collateral; (iv) at the request of the Secured Party, marking conspicuously each document included in the Collateral and marking all chattel paper and each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to the Secured Party, indicating that such document, chattel paper, or Collateral is subject to the Security Interest; and
(v) executing and delivering financing statements, pledges, notices and assignments, in each case in form and substance satisfactory to the Secured Party, relating to the creation, validity, perfection, priority or continuation of the Security Interest under the UCC or other Applicable Law.

         (c) The Secured Party is hereby authorized to execute and file in all necessary and appropriate jurisdictions (as determined by the Secured Party) one or more financing or continuation statements (or any other document or instrument referred to in Section 3(b)(v) above) in the name of the Debtor and to sign the Debtor's name thereto. The Debtor authorizes the Secured Party to file any such financing statement, document or instrument without the signature of the Debtor to the extent permitted by Applicable Law. Further, to the extent permitted by Applicable Law, a carbon, photographic, xerographic, photostatic, microphotographic, optical image reproduction or other reproduction of this Agreement or of any financing statement is sufficient as a financing statement.


         Section 4. Covenants Regarding Contracts.

         (a) Anything herein to the contrary notwithstanding, (i) the Debtor shall remain liable under all Assigned Contracts to the extent set forth therein to perform its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Secured Party of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under any of the Assigned Contracts (except to the extent that such exercise prevents the Debtor from satisfying such duties and obligations), and (iii) the Secured Party shall not have any duties, obligations or liability under any of the Assigned Contracts or duties by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the duties or obligations of the Debtor thereunder, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by the Debtor or the sufficiency of any performance by any party under any such contract or agreement, or to take any action to collect or enforce any claim for payment assigned hereunder.

         (b) The Debtor shall perform and observe all the terms and provisions of the Assigned Contracts to be performed or observed by it, maintain the Assigned Contracts in full force and effect to the extent of the Debtor's normal business practices, and enforce the Assigned Contracts in accordance with their terms to the extent of the Debtor's normal business practices.


         Section 5. Covenants Regarding Collateral Generally.

         (a) Verification. After the occurrence of a Default or Event of Default, the Secured Party shall have the right at any time and from time to time, in the name of the Secured Party or in the name of the Debtor, to verify the validity, amount or any other matter relating to any Receivables by mail, telephone or otherwise.

         (b) Delivery of Instruments. In the event any of the Collateral becomes evidenced by a promissory note, trade acceptance or any other instrument, the Debtor will immediately thereafter deliver such instrument to the Secured Party, appropriately endorsed to the Secured Party.

         (c) Defense of Title. The Debtor shall at all times be the sole owner of each and every item of Collateral and shall defend its title in and to, and the Security Interest in, the Collateral against the claims and demands of all Persons.

         (d) Maintenance of Collateral. The Debtor shall maintain all physical property that constitutes Collateral in good and workable condition, with reasonable allowance for wear and tear, and shall exercise proper custody over all such property.

         (e) Insurance. The Debtor shall at all times maintain insurance on the Collateral against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards and risks as the Secured Party shall reasonably specify, in amounts and under policies issued by the Debtor's present insurers or other insurers acceptable to the Secured Party. All premiums on such insurance shall be paid by the Debtor and certified copies of the policies, or other evidence of insurance acceptable to the Secured Party, shall be delivered to the Secured Party promptly upon the Secured Party's request. The Debtor will not use or permit the Collateral to be used unlawfully or outside of any insurance coverage. All insurance policies required under this Section shall contain loss payable clauses on New York standard loss payee forms or other forms satisfactory to the Secured Party, naming the Secured Party as loss payee, and providing that: (i) all proceeds thereunder shall be payable directly to the Secured Party; (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; (iii) such policies and loss payable clauses may not be canceled, amended or terminated with respect to the Secured Party unless at least thirty days' prior written notice is given to the Secured Party; and (iv) there shall be no recourse against the Secured Party for payment of premiums or other amounts with respect thereto. Any proceeds of insurance referred to in this Section which are paid to the Secured Party shall be applied to the payment or prepayment of the Obligations in accordance with
Section 12 hereof.

         (f) Location of Office. The Debtor's chief executive office, principal place of business, and its books and records relating to the Collateral will continue to be kept at the address set forth in the first paragraph of this Agreement and the Debtor will not change the location of such office and place of business or such books and records without giving the Secured Party at least 30 days' prior written notice thereof.

         (g) Location of Collateral. All Inventory, other than Inventory in transit to any such location, and all Equipment will at all times be kept by the Debtor at the current locations set forth on Schedule 2(e), and shall not, without the prior written consent of the Secured Party, be removed therefrom except in connection with sales thereof in the ordinary course of business.

         (h) Change of Name, Structure, Etc. Without giving the Secured Party at least 30 day's prior written notice, the Debtor will not (i) change is name, identity or structure or (ii) conduct business under any trade name or other fictitious name.

         (i) Records Relating to Collateral. The Debtor will at all times keep complete and accurate records of Inventory and Equipment, itemizing and describing the kind, type and quantity of Inventory and Equipment and the Debtor's cost therefor and a current price list for any Inventory, and keep complete and accurate records of all other Collateral.

         (j) Inspection. The Debtor shall permit any representatives designated by the Secured Party upon reasonable notice to visit and inspect the properties of the Debtor and to inspect its financial and business records and make extracts therefrom and copies thereof, all at reasonable times during normal business hours and in a manner so as not to unreasonably disrupt the operations of the Debtor and as often as reasonably requested. The Debtor shall permit the Secured Party or any representatives designated by the Secured Party upon reasonable notice to discuss the affairs, finances and condition of any of the Debtor with the its officers and, after prior notice to the Debtor (so long as no Event of Default has occurred and is continuing), the independent accountants for the Debtor.

         (k) Other Information. The Debtor shall furnish to the Secured Party such other information with respect to the Collateral, including, but not limited to, physical listings of Inventory and Equipment, as the Secured Party may request from time to time.

         (l) Payments Directly to Secured Party. The Secured Party may at any time and from time to time after the occurrence of a Default or Event of Default notify, or request the Debtor to notify, in writing or otherwise, any account debtor or other obligor with respect to any one or more of the Receivables or Assigned Contracts to make payment to the Secured Party or any agent or designee of the Secured Party directly, at such address as may be specified by the Secured Party. If, notwithstanding the giving of any notice, any Account Debtor or other such obligor shall make payment to the Debtor, the Debtor shall hold all such payments it receives in trust for the Secured Party, without commingling the same with other funds or property of or held by the Debtor, and shall promptly deliver the same to the Secured Party or any such agent or designee immediately upon receipt by the Debtor in the identical form received, together with any necessary endorsements.

         (m) Sale of Collateral. The Debtor shall not sell, lease or transfer or otherwise dispose of any Collateral outside the ordinary course of its business; provided, however, the Debtor may dispose of its Inventory in the ordinary course of its business so long as no Default or Event of Default shall have occurred. The inclusion of "proceeds" of the Collateral under the Security Interest shall not be deemed a consent by the Secured Party to any other sale or other disposition of any part or all of the Collateral.

         Section 6. Covenants. So long as any Obligations remain unpaid or unperformed, the Debtor shall comply with all covenants which the Borrowers are to cause the Debtor to comply with under the terms of the Credit Agreement or any of the other Loan Documents.


         Section 7. Liens. The Debtor shall not create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any Lien upon any of the Collateral other than Permitted Liens.


         Section 8. The Secured Party Appointed Attorney-in-Fact. The Debtor hereby irrevocably appoints the Secured Party the Debtor's attorney-in-fact, with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument or document which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement and to exercise any rights and remedies the Secured Party may have under this Agreement or Applicable Law, including, without limitation: (i) to obtain and adjust insurance required to be maintained pursuant to the terms of this Agreement or any other Loan Document; (ii) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral including any Receivable; (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) or (ii) above; (iv) to sell or assign any Receivable upon such terms, for such amount and at such time or times as the Secured Party deems advisable, to settle, adjust, compromise, extend or renew any Receivable or to discharge and release any Receivable; and (v) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral. The power-of-attorney granted hereby shall be irrevocable and coupled with an interest.


         Section 9. The Secured Party May Perform. If the Debtor fails to perform any agreement contained herein, the Secured Party may, without notice to the Debtor, itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor under Section 15 hereof.

         Section 10. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property; it being understood that the Secured Party shall be under no obligation to take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Debtor and shall be added to the Obligations.

         Section 11. Remedies. The Secured Party may take any or all of the following actions upon the occurrence of an Event of Default hereunder.

         (a)     Inventory and Equipment.

                 (i) Entry. The Secured Party may enter upon any premises on which Inventory or Equipment may be located and, without resistance or interference by the Debtor, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as the Secured Party shall choose, without being liable to the Debtor on account of any loss, damage or depreciation that may occur as a result thereof, other than for actions that were not taken in good faith.

                 (ii) Assembly. The Debtor shall, upon request of and without charge to the Secured Party, assemble the Inventory and Equipment and maintain or deliver it into the possession of the Secured Party or any agent or representative of the Secured Party at such place or places as the Secured Party may designate and as are reasonably convenient to both the Secured Party and the Debtor.

                 (iii) Warehousing. The Secured Party may, at the expense of the Debtor, cause any of the Inventory and Equipment to be placed in a public or field warehouse, and the Secured Party shall not be liable to the Debtor on account of any loss, damage or depreciation that may occur as a result thereof, other than for actions that were not taken in good faith.

         (b)     Use of Premises and Patents.  The Secured Party may:

                 (i) without notice, demand or other process, and without payment of any rent or any other charge enter any of the Debtor's premises and, without breach of the peace, until the Secured Party completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Debtor's equipment, for the purpose of (A) completing any work in process, preparing any Inventory and Equipment for disposition and disposing thereof and (B) collecting any Receivable; and

                 (ii) in the exercise of the rights of the Secured Party under this Agreement, without payment or compensation of any kind, use any and all trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and the like to the extent of the rights of the Debtor therein, and the Debtor grants a license to the Secured Party for this purpose.

         (c) Cash Collateral. The Secured Party may apply any cash Collateral to the payment of the Obligations in any order in which the Secured Party may elect or use such cash in connection with the exercise of any of its other rights hereunder.

         (d) Rights as a Secured Creditor. The Secured Party may exercise all of the rights and remedies of a secured party under the UCC and under any other Applicable Law, including, without limitation, the right, without notice except as specified below and with or without taking possession thereof, to sell the Collateral or any part thereof in one or more parcels at public or private sale at any location chosen by the Secured Party, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. The Debtor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (e) Waiver of Marshaling. The Debtor hereby waives any right to require any marshaling of assets and any similar right.

         (f) Appointment of Receiver. The Secured Party shall be entitled to the appointment of a receiver, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the Collateral and/or the business operations of the Debtor and to exercise such power as the court shall confer upon such receiver.

         (g) Receivables/Assigned Contracts. The Secured Party shall have the exclusive right to assert, either directly or on behalf of the Debtor, any and all rights and claims the Debtor may have under any Receivables and/or any of the Assigned Contracts as the Secured Party may deem proper and to receive and collect any and all Receivables and Assigned Contracts and any and all rent, fees, damages, awards and other monies arising thereunder or resulting therefrom and to apply the same on account of any of the Obligations.

         Section 12. Application of Proceeds. All proceeds from each sale of, or other realization upon, all or any part of the Collateral following an Event of Default shall be applied or paid over as follows:

         (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees if the Secured Party endeavored to collect the Obligations by or through an attorney at law;

         (b) Second: to the payment of the interest due upon any of the Obligations, in any order which the Secured Party may elect;

         (c) Third: to the payment of the principal due upon any of the Obligations in any order which the Secured Party may elect; and

         (d) Fourth: the balance (if any) of such proceeds shall be paid to the Debtor or to whomsoever may be legally entitled thereto.

The Debtor shall remain liable and shall pay, on demand, any deficiency remaining in respect of the Obligations, together with interest thereon at a rate per annum equal to the highest rate then payable hereunder on such Obligations, which interest shall constitute part of the Obligations.

         Section 13. FCC Matters. Notwithstanding any other provision of this Agreement to the contrary, any foreclosure on, sale, transfer or other disposition of, or the exercise of any right to vote or consent with respect to, any of the Collateral as provided herein or any other action taken or proposed to be taken by the Secured Party hereunder which would affect the operational, voting or other control of the Debtor or any other Loan Party that holds a License granted by the FCC, shall be pursuant to the Communications Laws and to any other Applicable Laws of any state, and, to the extent required thereby, subject to the prior approval of the FCC or any applicable state PUC. Upon the occurrence and during the continuance of an Event of Default, the Debtor shall assist, and cause each of its Subsidiaries to assist, in obtaining all necessary approvals of the FCC and applicable state PUCs, if required, for any action or transactions contemplated by this Agreement, including, without limitation, the preparation, execution and filing with the FCC of the assignor's or transferor's portion of any applications for consent to the assignment of any license or transfer of control necessary or appropriate under the rules and regulations of the FCC or applicable state PUCs, for approval of the transfer or assignment of any portion of the Pledged Collateral. The Debtor acknowledges that there is no adequate remedy at law for failure by the Debtor to comply with the provisions of this Section and that such failure would not be adequately compensated in dollar damages, and therefore the Debtor agrees, without limiting the right of the Secured Party to seek and obtain specific performance of other obligations of the Debtor contained in this Agreement, that the agreements contained in this paragraph may be specifically enforced.

         Section 14. Rights Cumulative. The rights and remedies of the Secured Party under this Agreement, the Credit Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. In exercising its rights and remedies the Secured Party may be selective and no failure or delay by the Secured Party in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

         Section 15. Expenses. The Debtor will pay, on demand, all out-of-pocket expenses incurred by the Secured Party in connection with: (a) the collection or enforcement of the Obligations including reasonable fees and disbursements of counsel to the Secured Party if such collection or enforcement is done through or by an attorney; and (b) the exercise by the Secured Party of any right or remedy granted to it under this Agreement whether or not a Default or Event of Default has occurred, including, without limitation, the expenses incurred by the Secured Party in connection with the collection of Receivables directly from account debtors.

         Section 16. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 17. Notices. Unless otherwise provided herein, all notices and other communications provided for hereunder shall be in given in accordance with the applicable provisions of the [Credit Agreement] [Guaranty].

         Section 18. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until indefeasible payment in full of the Obligations,
(ii) be binding upon the Debtor, its successors and assigns and (iii) inure the benefit of the Secured Party, and its successors and assigns. The Debtor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefore.

         Section 19. Applicable Law; Severability. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         Section 20. Arbitration. ANY CONTROVERSY OR CLAIM BETWEEN THE DEBTOR AND THE SECURED PARTY, INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL

RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE DEBTOR'S DOMICILE AT THE TIME OF THIS AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         B. RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY THE SECURED PARTY OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE SECURED PARTY HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE SECURED PARTY MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         Section 21. Indemnification. The Debtor agrees to indemnify and hold the Secured Party harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever, brought against or incurred by the Secured Party, in any manner arising out of or, directly or indirectly, related to or connected with the operation of the Debtor's business, any action taken by the Secured Party with respect to any Receivable or Assigned Contract pursuant to this Agreement or any other action taken by the Secured Party pursuant to the terms of this Agreement, including, without limitation, claims brought against the Secured Party by any Account Debtor.

         Section 22. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same instrument.

         Section 23.  Definitions.  (a) For the purposes of this Agreement:

         "Agreement" means this Security Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

         "Assigned Contract" means any contract or agreement to which the Debtor is a party or which runs in favor of the Debtor and which constitutes part of the Collateral.

         "Collateral" means all of the Debtor's right, title and interest in and to each of the following, wherever located and whether now or hereafter existing, or now owned or hereafter acquired or arising:

         (a)     all Receivables of the Debtor;

         (b)     all Inventory;

         (c)     all Equipment;

         (d) all rights of the Debtor as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to any Inventory or other properties of the Debtor;

         (e) all patents, trademarks, trade names, service marks, trade secrets, copyrights, mask works and exclusive licenses (including all pending patents, trademarks, trade names, service marks and copyrights and all applications, materials, documents and other matter relating thereto), all inventions, and all manufacturing, engineering and production plans, blueprints, drawings, specifications, processes and systems, all computer programs, data bases, systems and software (including source and object codes), goodwill, choses-in-action, and all other general intangibles of every nature, type and description, whether now owned or hereafter acquired by the Debtor;

         (f) all documents of title, policies and certificates of insurance, chattel paper and instruments of the Debtor;

         (g) all books, records, files and correspondence in any way related to any of the foregoing or otherwise pertaining to the business operations of the Debtor;

         (h) any and all balances, credits, deposits, accounts, items and monies of the Debtor now or hereafter with the Secured Party or any affiliate of the Secured Party or deposited with the Secured Party or any financial institution selected by the Secured Party pursuant to any lock box, deposit, escrow or other collection agreement or otherwise, and all property of the Debtor of every kind and description now or hereafter in the possession or control of the Secured Party for any reason; and

         (i) any and all products and proceeds of any of the foregoing (including, but not limited to, any claims to any items referred to in this definition, and any claims of the Debtor against third parties for loss of, damage to or destruction of, any or all of the Collateral or for proceeds payable under, or unearned premiums with respect to, policies of insurance) in whatever form, including, but not limited to, cash, instruments, general intangibles, accounts receivable, goods, documents and chattel paper.

         "Debtor" has the meaning set forth in the first paragraph hereof.

         "Equipment" means all equipment, machinery, apparatus, fittings, fixtures and other tangible personal property (other than Inventory) of every kind and description used in the Debtor's business operations or owned by the Debtor or in which the Debtor has an interest, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

         "Inventory" means (a) all inventory of the Debtor and all goods intended for sale or lease by the Debtor, or for display or demonstration; (b) all work-in-process; (c) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in the Debtor's business; and (d) all documents relating to any of the foregoing.

[The following definition is to be included only of the Debtor is not a Borrower]

         "Obligations" means, individually and collectively:

         (i) all obligations and indebtedness of the Debtor, owing to the Secured Party of every kind, nature and description, under or with respect to the Guaranty, this Agreement or any of the other Loan Documents, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note;

         (ii) all other obligations and indebtedness owing by the Debtor to the Secured Party and all future advances made to the Debtor by the Secured Party, however and whenever created, arising or evidenced, whether direct or indirect, through assignment from third parties, whether absolute or contingent, or otherwise, now or hereafter existing, or due or to become due, including, without limitation, obligations under all guaranties, letters of credit and overdrafts;

         (iii) any and all renewals, modifications, extensions and supplements to any of the foregoing.

Without limitation of the foregoing, the term "Obligations" shall include any Indebtedness of the Debtor to any other Loan Party which now or hereafter becomes owing to the Secured Party as assignee of such other Loan Party pursuant to any of the Security Documents or otherwise.

         "Secured Party" has the meaning set forth in the first paragraph hereof.

         "Security Interest" means the Lien of the Secured Party upon, and the collateral assignments to the Secured Party of, the Collateral effected hereby or pursuant to the terms hereof.

         (b) Unless otherwise set forth herein to the contrary, all terms not otherwise defined herein and which are defined in the UCC are used herein with the meanings ascribed to them in the UCC. Terms not otherwise defined herein or in the UCC are used herein with the respective meanings given them in the Credit Agreement.


                            [Signature on Next Page]

         IN WITNESS WHEREOF, the Debtor has caused this Security Agreement to be duly executed and delivered under seal by its duly authorized officers as of the day first above written.

                                       -------------------------------


                                        By:
 .                                          ---------------------------
                                           Name:
                                                ----------------------
                                           Title:
                                                 ---------------------


Agreed and accepted as of the
date first written above.

NATIONSBANK, N.A. (SOUTH)


By:
   --------------------------
   Name:
        ---------------------
   Title:
         --------------------

                                 SCHEDULE 2(d)

                   Prior Locations of Chief Executive Office




                          (To be Completed by Debtor)

                                 SCHEDULE 2(e)

                  Places of Business; Locations of Collateral


CURRENT PLACES OF BUSINESS AND LOCATIONS OF COLLATERAL:


                          (To be Completed by Debtor)


PRIOR PLACES OF BUSINESS AND LOCATION OF COLLATERAL:


                          (To be Completed by Debtor)

                                   EXHIBIT E

                          FORM OF NOTICE OF BORROWING

                                     [Date]

NationsBank, N.A. (South)
600 Peachtree Street, 18th Floor
Atlanta, Georgia  30308

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of August 8, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Preferred Networks, Inc., PNI Systems, LLC and NationsBank, N.A. (South) (the "Lender"). Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

      1. This Notice of Borrowing is given by _______________________ (the "Borrower").

      2. Pursuant to Section 2.1 or 2.2, as applicable, of the Credit Agreement, the Borrower hereby requests that the Lender make a Loan to the Borrower in an amount equal to $___________________.

      3. The Borrower requests that the Loan be made available to the Borrower on ____________, 199__.

      4. WITH RESPECT TO LOANS TO PNI SYSTEMS, LLC ONLY, the Borrower hereby requests that such Loan be of the following Type:

           [CHECK ONE BOX ONLY]

              [ ] Base Rate Loan
              [ ] LIBOR Loan, with an initial Interest Period for a duration of:

               [CHECK ONE BOX ONLY]  [ ]  one month
                                     [ ]  two months
                                     [ ]  three months
                                     [ ]  six months
                                     [ ]  twelve months

      5. The Lender is instructed to make such proceeds available to the Borrower as follows:____________________________.

      6. The Borrower represents and warrants to the Lender that the proceeds of the Loan requested hereby are to be used in accordance with Section 2.12 of the Credit Agreement.

      7. The Borrower further represents and warrants that as of the date hereof, the statements set forth in Section 4.2(a) through (c) of the Credit Agreement are true and correct.


                                -------------------------------


                                 By:
                                    ---------------------------
                                      Name:
                                            -------------------
                                      Title:
                                            -------------------

                                   EXHIBIT F

                         FORM OF NOTICE OF CONTINUATION

                                     [Date]

NationsBank, N.A. (South)
600 Peachtree Street, 18th Floor
Atlanta, Georgia  30308

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of August 8, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Preferred Networks, Inc., PNI Systems, LLC (the "Company") and NationsBank, N.A. (South) (the "Lender"). Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

     Pursuant to Section 3.6 of the Credit Agreement, the Company hereby requests a Continuation of all or a portion of a Loan under the Credit Agreement, and in that connection sets forth below the information relating to such Continuation as required by the applicable terms of the Credit Agreement:

      1. The requested date of such Continuation is ____________, 199__.

      2. The aggregate principal amount of the Loan subject to the requested Continuation is $________________________ and the portion of such principal amount subject to such Continuation is $__________________________.

      3. The current Interest Period of the Loan subject to such Continuation ends on ________________, 199__.

      4. The duration of the Interest Period for the Loan or portion thereof subject to such Continuation is:


           [CHECK ONE BOX ONLY] [ ]  one month
                                [ ]  two months
                                [ ]  three months
                                [ ]  six months
                                [ ]  twelve months

      5. The Company further represents and warrants that as of the date hereof, the statements set forth in Sections 4.2(a) through (c) of the Credit Agreement are true and correct.

     IN WITNESS WHEREOF, the Company has executed this Notice as of the date first written above.

                                 PNI SYSTEMS, LLC

                                 By:  Preferred Networks, Inc., its Manager


                                    By:
                                       -----------------------------
                                       Name:
                                              ----------------------
                                       Title:
                                              ----------------------

                                   EXHIBIT G

                          FORM OF NOTICE OF CONVERSION

                                     [Date]

NationsBank, N.A. (South)
600 Peachtree Street, 18th Floor
Atlanta, Georgia  30308

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of August 8, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Preferred Networks, Inc., PNI Systems, LLC (the "Company") and NationsBank, N.A. (South) (the "Lender"). Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

     Pursuant to Section 3.6 of the Credit Agreement, the Company hereby requests a Conversion of all or a portion of a Loan of one Type into a Loan of another Type under the Credit Agreement, and in that connection sets forth below the information relating to such Conversion as required by the applicable terms of the Credit Agreement:

      1.   The requested date of such Conversion is ____________, 199__.

      2.   The Type of Loan to be Converted pursuant hereto is currently a:

           [CHECK ONE BOX ONLY] [ ]  Base Rate Loan
                                [ ]  LIBOR Loan

      3. The aggregate principal amount of the Loan subject to the requested Conversion is $________________________ and the portion of such principal amount subject to such Conversion is $__________________________.

      4. The amount of such Loan to be so Converted is to be converted into a Loan of the following Type:

           [CHECK ONE BOX ONLY]


             [ ] Base Rate Loan
             [ ] LIBOR Loan, with an initial Interest Period for a duration of:

             [CHECK ONE BOX ONLY]  [ ]  one month
                                   [ ]  two months
                                   [ ]  three months
                                   [ ]  six months
                                   [ ]  twelve months

      5. The Company further represents and warrants that as of the date hereof, the statements set forth in Sections 4.2(a) through (c) of the Credit Agreement are true and correct.

     IN WITNESS WHEREOF, the Company has executed this Notice as of the date first written above.

                                 PNI SYSTEMS, LLC

                                 By:  Preferred Networks, Inc., its Manager


                                    By:
                                       -----------------------------
                                       Name:
                                            ------------------------

                                   EXHIBIT H

                              FORM OF COMPANY NOTE

$18,000,000                                                     Atlanta, Georgia
                                                                  August 8, 1996

     FOR VALUE RECEIVED, the undersigned, PNI SYSTEMS, LLC, a Georgia limited liability company (the "Company") hereby unconditionally promises to pay to the order of NATIONSBANK, N.A. (SOUTH) (the "Lender"), at its office at 600 Peachtree Street, 18th Floor, Atlanta, Georgia 30308 or at such other address as may be specified by the Lender to the Company, the principal sum of EIGHTEEN MILLION AND NO/100 DOLLARS ($18,000,000), or such lesser amount as may be the aggregate principal amount outstanding of all Company Loans made by the Lender to the Company pursuant to, and in accordance with the terms of, the Credit Agreement.

     The Company agrees to pay principal at said office, in like money, from time to time on the dates and at the times specified in the Credit Agreement. The Company further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time on the dates and at the rates and at the times specified in the Credit Agreement.

     The date and amount of each Company Loan made by the Lender to the Company under the Credit Agreement, each payment of principal in respect thereof and the accrual of interest under this Note, shall be recorded by the Lender on its books; provided, however, that the failure of the Lender to make any such recordation shall not affect the obligation of the Company to make a payment when due of any amount owing under this Note. Any such recordations made by the Lender on its books shall be prima facie evidence of the amounts recorded therein.

     This Note is the "Company Note" referred to in that certain Credit Agreement dated as of August 8, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Preferred Networks, Inc., the Company and the Lender, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Company Loans by the Lender to the Company from time to time in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, (b) permits the prepayment of the Company Loans by the Company subject to certain terms and conditions and (c) provides for the acceleration of the Company Loans upon the occurrence of certain specified events.

     This Note is secured by the Collateral and the holder hereof shall be entitled to the benefits thereof and to the other Loan Documents (to the extent and with the effect as therein provided).

     The Company hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Company Note under seal as of the date written above.

                                 PNI SYSTEMS, LLC

                                 By:  Preferred Networks, Inc., its Manager


                                    By:
                                        -------------------------------
                                        Name:
                                              -------------------------
                                        Title:
                                              -------------------------

                                    ATTEST:


                                    By:
                                        -------------------------------
                                        Name:
                                             --------------------------
                                        Title:
                                              -------------------------

                                        (CORPORATE SEAL)

                                   EXHIBIT I

                              FORM OF PARENT NOTE

$2,000,000                                                      Atlanta, Georgia
                                                                  August 8, 1996

     FOR VALUE RECEIVED, the undersigned, PREFERRED NETWORKS, INC., a Delaware corporation (the "Parent") hereby unconditionally promises to pay to the order of NATIONSBANK, N.A. (SOUTH) (the "Lender"), at its office at 600 Peachtree Street, 18th Floor, Atlanta, Georgia 30308 or at such other address as may be specified by the Lender to the Parent, the principal sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000), or such lesser amount as may be the aggregate principal amount outstanding of all Parent Loans made by the Lender to the Parent pursuant to, and in accordance with the terms of, the Credit Agreement.

     The Parent agrees to pay principal at said office, in like money, from time to time on the dates and at the times specified in the Credit Agreement. The Parent further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time on the dates and at the rates and at the times specified in the Credit Agreement.

     The date and amount of each Parent Loan made by the Lender to the Parent under the Credit Agreement, each payment of principal in respect thereof and the accrual of interest under this Note, shall be recorded by the Lender on its books; provided, however, that the failure of the Lender to make any such recordation shall not affect the obligation of the Parent to make a payment when due of any amount owing under this Note. Any such recordations made by the Lender on its books shall be prima facie evidence of the amounts recorded therein.

     This Note is the "Parent Note" referred to in that certain Credit Agreement dated as of August 8, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Parent, PNI Systems, LLC and the Lender, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Parent Loans by the Lender to the Parent from time to time in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, (b) permits the prepayment of the Parent Loans by the Parent subject to certain terms and conditions and (c) provides for the acceleration of the Parent Loans upon the occurrence of certain specified events.

     This Note is secured by the Collateral and the holder hereof shall be entitled to the benefits thereof and to the other Loan Documents (to the extent and with the effect as therein provided).

     The Parent hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Parent Note under seal as of the date written above.

                                 PREFERRED NETWORKS, INC.


                                 By:
                                    -------------------------------
                                    Name:
                                         --------------------------
                                    Title:
                                          -------------------------

                                 ATTEST:


                                 By:
                                    -------------------------------
                                    Name:
                                         --------------------------
                                    Title:
                                          -------------------------

                                        (CORPORATE SEAL)

                                   EXHIBIT J

                           FORM OF INTERCOMPANY NOTE

$18,000,000                                                     Atlanta, Georgia
                                                                __________, 1996

     FOR VALUE RECEIVED, the undersigned, PREFERRED NETWORKS, INC., a Delaware corporation (the "Parent") hereby unconditionally promises to pay to the order of PNI SYSTEMS, LLC (together with any other holder hereof, the "Holder"), at its office at 5300 Oakbrook Parkway, Suite 320, Norcross, Georgia 30093, or at such other address as may be specified by the Holder to the Parent, the principal sum of EIGHTEEN MILLION AND NO/100 DOLLARS ($18,000,000), or such lesser amount as may be the aggregate principal amount outstanding of all loans (each an "Intercompany Loan") made by the Holder to the Parent pursuant to this Note.

     The Parent agrees to pay principal at said office, in like money, from time to time on DEMAND by the Holder. The Parent further agrees to pay interest at said office, in like money, on the outstanding principal balance of Intercompany Loans owing hereunder at the variable rate equal to (a) the lowest rate of interest payable from time to time on Company Loans outstanding under and as defined in the Credit Agreement dated as of August 8, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among the Parent, the Holder and NationsBank, N.A (South) or
(b) if no such Company Loans shall be then outstanding under the Credit Agreement or if such Credit Agreement shall have been terminated, at the rate of interest publicly announced by NationsBank, N.A (South) as its prime lending rate. All accrued and unpaid interest shall be payable on DEMAND.

     The date and amount of each Intercompany Loan made by the Holder to the Parent under this Note, each repayment of principal in respect thereof and the accrual of interest under this Note, shall be recorded by the Holder on its books; provided, however, that the failure of the Holder to make any such recordation shall not affect the obligation of the Parent to make a payment when due of any amount owing under this Note. Any such recordations made by the Holder on its books shall be prima facie evidence of the amounts recorded therein.

     The Parent hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Note under seal as of the date written above.

                                 PREFERRED NETWORKS, INC.


                                 By:
                                    ------------------------------
                                    Name:
                                          ------------------------
                                    Title:
                                          ------------------------

                                 ATTEST:


                                 By:
                                     -----------------------------
                                     Name:
                                          ------------------------
                                     Title:
                                           -----------------------

                                        (CORPORATE SEAL)


PAY TO THE ORDER OF NATIONSBANK, N.A. (SOUTH)

PNI SYSTEMS, LLC

By:  Preferred Networks, Inc., its Manager


     By:
         --------------------------
          Name:
               --------------------
          Title:
                -------------------

                                   EXHIBIT K

                    FORM OF COLLATERAL ASSIGNMENT OF LEASES


     THIS COLLATERAL ASSIGNMENT OF LEASES dated as of ____________, 1996, executed and delivered by ____________, a ____________ corporation (the "Borrower") in favor of NATIONSBANK, N.A. (SOUTH) (the "Lender").

     WHEREAS, the Borrower, [Preferred Networks, Inc.][PNI Systems, LLC] and the Lender have entered into that certain Credit Agreement dated as of August 8, 1996 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Lender has agreed, subject to the terms thereof, to extend certain financial accommodations to the Borrower; and

     WHEREAS, as a condition to the Lender extending any such financial accommodations to the Borrower, the Lender has required, among other things, that the Borrower collaterally assign to the Lender, and grant to the Lender a security interest in, the Borrower's rights under the various leases, licenses and other agreement used by the Borrower in connection with its business, all as additional security for the Secured Obligations.

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the Borrower agrees as follows:

     Section 4. Assignment and Security Interest. As security for the prompt payment and performance of the Secured Obligations, the Borrower hereby collaterally assigns to the Lender, and grants to the Lender a security interest in, the following (collectively, the "Collateral"): (a) all of the Borrower's right, title and interest in, to and under each lease, license and other agreement used by the Borrower in connection with its business (collectively, the "Assigned Agreements"), including without limitation, those described on Schedule I attached hereto, together with all other documents, instruments, agreements, certificates and opinions delivered in connection with any of the Assigned Agreements, all as the same may be amended, supplemented, restated or otherwise modified from time to time (together with the Assigned Agreements, the "Assigned Documents"), including without limitation, all rights of the Borrower to (i) the use, occupancy or other benefits of the property the subject to any of the Assigned Documents; (ii) amend or otherwise modify any of the Assigned Documents and to waive any other party's performance thereunder;
(iii) sublease, sublicense or assign any of the Assigned Documents; (iv) damages arising out of, or for, breach or default in respect of any of the Assigned Documents and (v) perform and exercise all rights and remedies available to the Borrower under or in respect of any of the Assigned Documents;
(b) all of the Borrower's books and records in any way relating to the Assigned Documents and (c) all products and proceeds of any of the foregoing.

     Section 5. Covenants. The Borrower covenants and agrees as to each Assigned Document that the Borrower: (a) shall at all times duly and punctually perform all of the terms, conditions and covenants of the Assigned Documents on the Borrower's part to be kept, observed and performed; (b) will not sell, assign, grant a Lien in, or otherwise transfer to any Person any of the Collateral; (c) will not amend or otherwise modify any of the terms of any Assigned Document, or terminate any Assigned Document, without the Lender's prior written consent; and (d) shall promptly deliver to the Lender a copy of any notice or other written communication given to or by the Borrower under or in connection with any Assigned Document.

     Section 6. Representations and Warranties. The Borrower represents and warrants to the Lender as follows: (a) true, correct and complete copies of the Assigned Documents (including all amendments, supplements and modifications thereto) have been delivered to the Lender; (b) each Assigned Document is in full force and effect and is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; (c) the Borrower is not in default under any Assigned Document; (d) the Borrower has not assigned any of its right, title or interest in, to or under any of the Collateral to any Person and all of the Collateral is free and clear of all Liens except for Permitted Liens; (e) the Borrower has full authority and the legal right to assign collaterally to the Lender, and to grant to the Lender a security interest in, the Assigned Documents and the other Collateral and the Borrower has obtained all consents necessary for the valid and binding assignment of and the effectiveness and enforceability of such security interest under this Agreement; and (f) none of the Assigned Documents, nor any type of memorandum or "short form" thereof, has been filed of public record in any jurisdiction.

     Section 7. Borrower's Right to Enforce. So long as no Event of Default shall have occurred, the Lender will not exercise or enforce, or seek to exercise or enforce, or avail itself of, any of the rights, powers, privileges, authorizations and benefits assigned and transferred to the Lender pursuant to this Agreement, and the Borrower may exercise or enforce, or seek to exercise or enforce, such rights, powers, privileges, authorizations and benefits in conformity with the provisions of this Agreement and the other Loan Documents. If the Borrower shall fail to perform or comply with any term or condition imposed upon the Borrower under any of the Assigned Documents, or the Borrower shall fail to exercise any right or remedy of the Borrower thereunder, then, without waiving or releasing the Borrower from any of its obligations hereunder or under such Assigned Document, the Lender may (but shall not obligated to) take any action the Lender deems necessary or desirable to preserve and protect any of the Borrower's or the Lender's rights thereunder.

     Section 8. Remedies. Upon the occurrence of an Event of Default, the Lender shall, at its election, without notice of election and without demand, have the right to do any one or more of the following acts, all of which are hereby authorized by the Borrower: (a) exercise any or all of the rights available to a secured party under the UCC or any other Applicable Law; (b) exercise any or all of its rights and remedies under the Credit Agreement and the other Loan Documents; (c) exercise any or all of the Borrower's rights under any or all of the Assigned Documents to the exclusion of the Borrower; (d) with respect to any Assigned Agreement constituting a lease of real property, enter into and take control and possession of such real property without assuming any obligations of the Borrower under the applicable Assigned Documents and (e) assign or sublease all of the Borrower's right, title and interest in and to any of the Assigned Documents to any Person who shall assume all of the Borrower's obligations thereunder.

     Section 9. Lender Not Obligated. Notwithstanding any other provision of this Agreement or any other Loan Document to the contrary, the Borrower expressly acknowledges and agrees that it shall continue to observe and perform all of the conditions and obligations contained in the Assigned Documents to be observed and performed by it, and that neither this Agreement, nor any action taken pursuant hereto, shall cause the Lender to be under any obligation or liability in any respect whatsoever to any party to any Assigned Document or to any other Person for the observance or performance of any of the representations, warranties, conditions, covenants, agreements or terms therein contained.

     Section 10. Further Assurances. At any time and from time to time, upon the request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

     Section 11. Rights Cumulative. The rights and remedies of the Lender under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have. In exercising its rights and remedies the Lender may be selective and no failure or delay by the Lender in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

     Section 12. Lender Appointed Attorney-in-Fact. The Borrower hereby irrevocably appoints the Lender as the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Lender's discretion upon the occurrence of an Event of Default, to take any action and to execute any instrument or document which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement and to exercise any rights and remedies the Lender may have under this Agreement or Applicable Law. The power-of-attorney granted hereby is irrevocable and coupled with an interest.

     Section 13. Notices. Notices, requests and other communications required or permitted hereunder shall be given in accordance with the applicable terms of the Credit Agreement.

     Section 14. Termination. Upon indefeasible payment in full of all of the Secured Obligations, this Agreement shall terminate. Any affidavit, certificate or other written statement of any officer of the Lender, stating that any part of the Secured Obligations remains unpaid or unperformed, shall be and constitute conclusive evidence of the continuing effectiveness of this Agreement and any Person receiving any such affidavit, certificate or statement, may, and is hereby authorized by the Borrower to, rely thereon.

     Section 15. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same instrument.

     Section 16. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 17. Benefits. The terms, covenants and conditions contained herein shall inure to the benefit of the Lender, and its successors and assigns, and shall be binding on the Borrower and its successors and assigns.

     Section 18. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 19. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     Section 20. Definitions. Capitalized terms not otherwise defined herein are used herein as with the respective meanings given them in the Credit Agreement.



                           [Signatures on Next Page]

     IN WITNESS WHEREOF, the Borrower has executed and delivered this Collateral Assignment of Leases under seal as of the date first written above.


                                 ----------------------------

                                 By:
                                    -------------------------------
                                      Name:
                                           ------------------------
                                      Title:
                                            -----------------------

                                 ATTEST:


                                 By:
                                     ------------------------------
                                      Name:
                                           ------------------------
                                      Title:
                                            -----------------------

                                      (CORPORATE SEAL)


Agreed and Accepted:

NATIONSBANK, N.A. (SOUTH)


By:
   ------------------------------
     Name:
          -----------------------
     Title:
           ----------------------
                                      K-5

                                   SCHEDULE I

                              Assigned Agreements


1. [Lease] dated ______________, 19___ between the Borrower and [Lessor] regarding [describe property subject to lease].

                                   EXHIBIT N

                        FORM OF INTERCREDITOR AGREEMENT


     THIS INTERCREDITOR AGREEMENT dated as of _______________, 199_ by and between ______________________________ (the "Purchase Money Lender") and
NATIONSBANK, N.A. (SOUTH) (the "Lender").

     WHEREAS, Preferred Networks, Inc., PNI Systems, LLC (the "Borrower") and the Lender have entered into that certain Credit Agreement dated as of August 8, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Lender has made available to the Borrower certain financial accommodations;

     WHEREAS, the Borrower and the Purchase Money Lender have entered into that certain [description of credit agreement] dated ____________, 19__ (the "Purchase Money Agreement"), pursuant to which the Purchase Money Lender provides purchase money financing to the Borrower to finance the Borrower's purchase of certain inventory and other goods from the Purchase Money Lender;

     WHEREAS, the Purchase Money Lender and the Lender desire to enter into this Agreement, among other things, to delineate their relative rights with respect to the Borrower and for the other purposes set forth herein; and

     WHEREAS, the parties' execution and delivery of this Agreement is a condition precedent to [the effectiveness of the Credit Agreement][the Lender consenting to the Borrower's incurrence of indebtedness to the Purchase Money Lender and to the Borrower's grant of a security interest to the Purchase Money Lender in certain of the Borrower's assets].

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto, intending to be legally bound thereby, hereby agree as follows:

     Section   Notice of Defaults; Cure Rights.  Each party hereto shall give the other party written notice of the occurrence of any event of default under its Credit Documents which event of default would permit such party to take any Remedial Action. A party in receipt of such notice shall have the right, but not the obligation, to cure such event of default in a manner reasonably satisfactory to the party giving such notice within 30 days of receipt of such notice.

     Section   Limitations on Actions.  Whether or not an event of default under the Credit Agreement shall have occurred and be continuing, the Purchase Money Lender shall not take any Remedial Action upon the occurrence of an event of default under the

Purchase Money Agreement or any related Credit Documents unless and until one of the following shall have occurred: (a) 90 days shall have passed since the Lender received notice from the Purchase Money Lender pursuant to the immediately preceding Section 1 regarding such event of default and such event of default shall still be continuing; (b) the Lender shall have given its written consent to the taking of Remedial Action by the Purchase Money Lender;
(c) the Lender shall have commenced a foreclosure action against any of the property of the Borrower or (d) the Lender shall have commenced or joined in a Bankruptcy Proceeding.

     Section   Amendment of Purchase Money Documents.  The Purchase Money
Lender agrees that the Purchase Money Agreement and the related Credit Documents may only be amended, and the Borrower's compliance thereunder may only be waived, with the prior written consent of the Lender (which consent will not be unreasonably withheld).

     Section   Specific Performance.  In addition to any other remedies
available to the parties hereunder or otherwise, at a time any party fails to comply with any provision of this Agreement applicable to such party, the party may demand specific performance of this Agreement. The parties hereby irrevocably waive any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance. If a party hereto, in violation of this Agreement, shall institute or participate in any action suit or proceeding against the Borrower, the Borrower may interpose as a defense or dilatory plea this Agreement and the other party is irrevocably authorized to intervene and to interpose such defense or plea in the Borrower's name.

     Section   Indulgences Not Waivers.  Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

     Section   Validity of Obligations.  The provisions of this Agreement are solely for the purpose of defining the relative rights the Purchase Money Lender and the Lender and shall not impair, as between the Lender and the Borrower or Purchase Money Lender and the Borrower, the obligations of the Borrower, which are unconditional and absolute, to pay the indebtedness and other obligations in accordance with the applicable Credit Documents.

     Section   Duration.  This Agreement shall become effective when executed by the parties hereto and shall remain in effect until (a) all indebtedness and other obligations owing to the Lender under or in respect of the Credit Agreement and the related Credit Documents have been indefeasibly paid and discharged in full or (b) all indebtedness and other obligations owing to Purchase Money Lender under or in respect of the Purchase

Money Agreement and the related Credit Documents have been indefeasibly paid and discharged in full.

     Section   Adequate Assurances.  Each of the parties hereto agrees to execute any further agreement, documents or instruments and take such other actions as may be reasonably necessary to effect the purposes of this Agreement. The Purchase Money Lender agrees that it shall cause to be added to the Purchase Money Agreement a legend substantially in the following form:

      "The rights and remedies of [Name of Purchase Money Lender], and its successors and assigns, under this instrument are subject to the terms and conditions of that certain Intercreditor Agreement dated as of ________, 19__ by and between NationsBank N.A. (South) and [Name of Purchase Money Lender]."

     Section 9. LITIGATION. IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER CONCERNED WITH THIS AGREEMENT, EACH OF THE PARTIES HERETO, TO THE EXTENT PERMITTED BY APPLICABLE LAW, HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF GEORGIA LOCATED IN FULTON COUNTY AND THE UNITED STATES DISTRICT COURT LOCATED IN THE NORTHERN DISTRICT OF THE STATE OF GEORGIA, IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

     Section 10. Amendment. No amendment, modification or waiver of any provision of this Agreement shall be effective unless in writing and signed by the Lender and the Purchase Money Lender.

     Section 11. Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns. The Purchase Money Lender may not assign its rights under the Purchase Money Agreement or any of the other documents, instruments and agreements executed and delivered in connection therewith unless the assignee acknowledges in writing that it is bound by the terms of this Agreement.

     Section 12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 13. No Third Party Beneficiaries. The provisions of this Agreement are not intended, nor shall they be construed, to confer upon or give the Borrower or any other Person other than the parties hereto any rights, remedies or claims hereunder or by reason hereof.

     Section 14. Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

     Section 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original but which together shall constitute one instrument.

     Section 16. Definitions. In addition to such other terms as are defined elsewhere herein, as used in this Agreement the following terms shall have the following meanings:

     "Bankruptcy Proceeding" means any receivership, insolvency, bankruptcy proceeding under the Bankruptcy Code of 1978, as amended or other bankruptcy or reorganization law, assignment for the benefit of creditors, reorganization or other arrangement with creditors, sale of all or substantially all of the assets of the Borrower, or any other marshaling of the assets or liabilities of the Borrower.

     "Collateral" means any asset of the Borrower securing in any way any of its indebtedness or other obligations owing to the Lender or the Purchase Money Lender.

     "Credit Documents" means the Credit Agreement, the Purchase Money Agreement and any document, instrument and agreement executed and delivered in connection therewith.

     "Remedial Action" means (a) demanding, instituting an action for, taking, receiving or repossessing from the Borrower or any other person whether by court proceeding, self-help, repossession, setoff or otherwise, the whole or any portion of the Collateral or foreclosing upon the whole or any portion of the Collateral, whether by judicial action, public or private sale, by notification of account debtors, by power of sale or otherwise; (b) demanding or suing for any payment, credit or distribution in respect of any obligations owing by the Borrower to the Purchase Money Lender in respect of the Purchase Money Agreement or any of the related Credit Documents or otherwise; (c) the commencement, or joining with any other creditor in commencing, a Bankruptcy Proceeding and (d) the exercise of any other right or remedy in respect of any of the Collateral, under the Purchase Money Agreement or any of the related Credit Documents or otherwise under applicable law to collect or enforce any of the obligations secured thereby.



                           [Signatures on Next Page]

     IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be executed and delivered as of the date first above written.

                                 THE PURCHASE MONEY LENDER:


                                 ------------------------------

                                 By:
                                     --------------------------
                                      Title:
                                            -------------------

                                 Address for Notices:

                                   ----------------------------

                                   ----------------------------
                                   Attention:
                                             ------------------
                                   Telephone:
                                             ------------------
                                   Telecopy:
                                             ------------------

                                 THE LENDER:

                                 NATIONSBANK, N.A. (SOUTH)


                                 By:
                                    ---------------------------
                                    Title:
                                           --------------------
                                 Address for Notices:

                                   600 Peachtree Street, 18th Floor
                                   Atlanta, Georgia 30308
                                   Attention: Michael Paulson
                                   Telephone:  (404) 607-4569
                                   Telecopy:  (404) 607-6338

                         [Acknowledgment on Next Page]

 [INTERCREDITOR AGREEMENT DATED _________, 199__ FOR PREFERRED NETWORKS, INC.]


The undersigned acknowledges the terms
of the foregoing Intercreditor
Agreement, consents thereto, and
acknowledges that it is not a party to
such Intercreditor Agreement.

PREFERRED NETWORKS, INC.


By:
    ---------------------------------
     Title:
           --------------------------

                                  SCHEDULE 5.1

               The jurisdictions where each of the Loan Parties is qualified to do business is as follows:

                            PREFERRED NETWORKS, INC.

Georgia              Virginia              South Carolina        Pennsylvania
North Carolina       New Jersey            Kentucky              Florida
Illinois             Maryland              Washington D.C.       New York
Tennessee            Alabama               Massachusetts         Connecticut
Michigan


                       PREFERRED NETWORKS SOUTHEAST, INC.

                                    Florida
                                    Georgia

                       PREFERRED TECHNICAL SERVICES, INC.

                                    Georgia

                               PNI SPECTRUM, LLC

                                    Georgia

                                PNI SYSTEMS, LLC

                                    Georgia

                                  SCHEDULE 5.4

                      Governmental Approvals for Documents



         1. FCC approval for the transfer of all FCC licenses held in the name of Parent and Preferred Networks Southeast, Inc., a Georgia corporation, to the License Subsidiary.

                                  SCHEDULE 5.9

                                     ERISA


         1. That certain Cash or Deferred Profit Sharing Plan otherwise known as "The Preferred Networks, Inc. 401(k) Plan" effective as of January 1, 1996.

                                 SCHEDULE 5.10

                             INTELLECTUAL PROPERTY


                                      NONE

                                 SCHEDULE 5.11



                                     TAXES



                                      NONE

                                 SCHEDULE 5.13



                             EXISTING INDEBTEDNESS



GLENAYRE ELECTRONICS, INC.                                      3,395,968




ASSOCIATES CAPITAL SERVICES CORPORATION                         1,280,718




NEC AMERICA, INC.                                                 245,000
                                                                ---------



TOTAL                                                           4,921,686
                                                                =========

                                 SCHEDULE 5.16

         COMPLIANCE WITH LAWS; LICENSE AND OTHER GOVERNMENTAL APPROVALS

                                  See Attached

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   KNKG726     DAYTONA BEACH             FL        931.2625                                       0                  6/10/96
   KNKG726     ORANGE CITY               FL                                                       0                  6/10/96
   KNKG726     PALM BAY                  FL                                                       0                  6/10/96
   KNKG726     OAK HILL                  FL                                                       0                  6/10/96

   KNLV959     COCOA                     FL        931.2625                                       0                  6/26/96

   KNLV976     SANFORD                   FL        931.2625                                       0

   KNLV980     MELBOURNE                 FL        931.2625                                       0                  6/26/96
   KNLV980     TITUSVILLE                FL                                                       0                  6/26/96

   KNLW201     BARBERVILLE               FL        931.2625                                       0                  7/15/96

   KNLW202     UMATILLA                  FL        931.2625                                       0                  7/15/96

   KNNI768     JENSEN                    FL        157.7400 1/29/96       1/26/01         950110142     11/13/95    11/30/95
   KNN1768     NOKOMIS                   FL                 1/29/96       1/26/01         950110142     11/13/95    11/30/95
   KNNI768     OKEECHOBEE                FL                 1/29/96       1/26/01         950110142     11/13/95    11/30/95
   KNNI768     PORT SAINT LUCIE          FL                 1/29/96       1/26/01         950110142     11/13/95    11/30/95
   KNNI768     STUART                    FL                 1/29/96       1/26/01         950110142     11/13/95    11/30/95

   KNN1769     BELLE GLADE               FL        157.7400 1/26/96       1/26/01         950110141     11/13/95    11/30/95
   KNNI769     CAPE CORAL                FL                 1/26/96       1/26/01         950110141     11/13/95    11/30/95
   KNN1769     CLEWISTON                 FL                 1/26/96       1/26/01         950110141     11/13/95    11/30/95
   KNNI769     FORT MYERS                FL                 1/26/96       1/26/01         950110141     11/13/95    11/30/95
   KNNI769     LOXAHATCHEE               FL                 1/26/96       1/26/01         950110141     11/13/95    11/30/95
   KNN1769     WEST PALM BEACH           FL                 1/26/96       1/26/01         950110141     11/13/95    11/30/95

   KNN1827     BROOKSVILLE               FL        157.7400 2/2/96        2/2/01          950110145     11/13/95    12/6/95
   KNN1827     CHRISTMAS                 FL                 2/2/96        2/2/01          950110145     11/13/95    12/6/95
   KNN1827     ORLANDO                   FL                 2/2/96        2/2/01          950110145     11/13/95    12/6/95
   KNNI827     ORLANDO                   FL                 2/2/96        2/2/01          950110145     11/13/95    12/6/95
   KNN1827     TITUSVILLE                FL                 2/2/96        2/2/01          950110145     11/13/95    12/6/95

   KNNJ280     JACKSONVILLE              FL        157.7400 2/2/96        2/2/01          950110068     11/13/95    12/1/95
   KNNJ280     MCCLENNEY                 FL                 2/2/96        2/2/01          950110068     11/13/95    12/1/95
   KNNJ280     JACKSONVILLE BCH          FL                 2/2/96        2/2/01          950110068     11/13/95    12/1/95

   KNNL889     ALABASTER                 AL        157.7400 2/29/96       3/1/01          952910030     10/18/95    12/28/95
   KNNL889     COOK SPRINGS              AL                 2/29/96       3/1/01          952910030     10/18/95    12/28/95
   KNNL889     HUEYTOWN                  AL                 2/29/96       3/1/01          952910030     10/18/95    12/28/95

   KNNL985     MCDONOUGH                 GA        157.7400 2/29/96       3/1/01          953130076     11/9/95     1/24/96
   KNNL985     NORCROSS                  GA                 2/29/96       3/1/01          953130076     11/9/95     1/24/96

   KNNN256     MCDONOUGH                 GA        462.8250 3/12/96       3/12/01         953630008     12/29/95    1/11/96
   KNNN256     NORCROSS                  GA                 3/12/96       3/12/01         953630008     12/29/95    1/11/96
   KNNN256     WOODSTOCK                 GA         75.6600 3/12/96       3/12/01         953630008     12/25/96    1/11/96

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   KNNN985     BRONX                     NY        157.7400 3/23/96       3/23/01         950110104     11/13/95    12/8/95
   KNNN985     BRONX                     NY                 3/23/96       3/23/01         950110104     11/13/95    12/8/95
   KNNN985     HUNTINGTON STTN           NY                 3/23/96       3/23/01         950110104     11/13/95    12/8/95
   KNNN985     MANORVILLE                NY                 3/23/96       3/23/01         950110104     11/13/95    12/8/95
   KNNN985     SELDEN                    NY                 3/23/96       3/23/01         950110104     11/13/95    12/8/95

   KNNP412     HOCKLEY                   TX        157.7400 4/3/96        4/3/01          952780125     10/5/95     12/27/95
   KNNP412     HOUSTON                   TX                 4/3/96        4/3/01          952780125     10/5/95     12/27/95
   KNNP412     HOUSTON                   TX                 4/3/96        4/3/01          952780125     10/5/95     12/27/95
   KNNP412     HUMBLE                    TX                 4/3/96        4/3/01          952780125     10/5/95     12/27/95
   KNNP412     SAN MARCOS                TX                 4/3/96        4/3/01          952780125     10/5/95     12/27/95
   KNNP412     WALLISVILLE               TX                 4/3/96        4/3/01          952780125     10/5/95     12/27/95

   KNNP458     BENTON                    AR        157.7400 3/23/96       3/23/01         952780046     10/5/95     12/27/95
   KNNP458     BREDLOW CORNER            AR                 3/23/96       3/23/01         952780046     10/5/95     12/27/95
   KNNP458     LITTLE ROCK               AR                 3/23/96       3/23/01         952780046     10/5/95     12/27/95
   KNNP458     LITTLE ROCK               AR                 3/23/96       3/23/01         952780046     10/5/95     12/27/95
   KNNP458     N LITTLE ROCK             AR                 3/23/96       3/23/01         952780046     10/5/95     12/27/95
   KNNP458     WRIGHTSVILLE              AR                 3/23/96       3/23/01         952780046     10/5/95     12/27/95

   KNNP459     HAMPSHIRE                 TX        157.7400 3/23/96       3/23/01         952780126     10/5/95     12/27/95
   KNNP459     HOUSTON                   TX                 3/23/96       3/23/01         952780126     10/5/95     12/27/95
   KNNP459     KATY                      TX                 3/23/96       3/23/01         952780126     10/5/95     12/27/95
   KNNP459     NEW BRAUNFELS             TX                 3/23/96       3/23/01         952780126     10/5/95     12/27/95
   KNNP459     SEALY                     TX                 3/23/96       3/23/01         952780126     10/5/95     12/27/95
   KNNP459     BAYTOWN                   TX                 3/23/96       3/23/01         952780126     10/5/95     12/27/95

   KNNP460     HEMPSTEAD                 TX        157.7400 3/23/96       3/23/01         952780124     10/5/95     12/27/95
   KNNP460     LIBERTY                   TX                 3/23/96       3/23/01         952780124     10/5/95     12/27/95
   KNNP460     ORANGE                    TX                 3/23/96       3/23/01         952780124     10/5/95     12/27/95
   KNNP460     ROSE HILL                 TX                 3/23/96       3/23/01         952780124     10/5/95     12/27/95
   KNNP460     VIDOR                     TX                 3/23/96       3/23/01         952780124     10/5/95     12/27/95
   KNNP460     WOODLANDS                 TX                 3/23/96       3/23/01         952780124     10/5/95     12/27/95

   KNNP461     HUTCHINSON                KS        157.7400 3/23/96       3/23/01         952780043     10/5/95     12/27/95
   KNNP461     LAWRENCE                  KS                 3/23/96       3/23/01         952780043     10/5195     12/27/95
   KNNP461     LAWRENCE                  KS                 3/23/96       3/23/01         952780043     10/5/95     12/27/95
   KNNP461     MATFIELD GREEN            KS                 3/23/96       3/23/01         952780043     10/5/95     12/27/95
   KNNP461     OVERLAND PARK             KS                 3/23/96       3/23/01         952780043     10/5/95     12/27/95
   KNNP461     SPRING HILL               KS                 3/23/96       3/23/01         952780043     10/5/95     12/27/95

   KNNP462     BAY CITY                  TX        157.7400 3/23/96       3/23/01         952780111     10/5/95     12/27/95
   KNNP462     BAY CITY                  TX                 3/23/96       3/23/01         952780111     10/5/95     12/27/95
   KNNP462     CORPUS CHRISTI            TX                 3/23/96       3/23/01         952780111     10/5/95     12/27/95
   KNNP462     LAREDO                    TX                 3/23/96       3/23/01         952780111     10/5/95     12/27/95
   KNNP462     MATAGORDA                 TX                 3/23/96       3/23/01         952780111     10/5/95     12/27/95
   KNNP462     ROBSTOWN                  TX                 3/23/96       3/23/01         952780111     10/5/95     12/27/95

   KNNP463     SOUTHAVEN                 MS        157.7400 3/23/96       3/23/01         952780112     10/5/95     12/27/95
   KNNP463     MOORE                     OK                 3/23/96       3/23/01         952780112     10/5/95     12/27/95
   KNNP463     NEWCASTLE                 OK                 3/23/96       3/23/01         952780112     10/5/95     12/27/95
   KNNP463     OKLAHOMA CITY             OK                 3/23/96       3/23/01         952780112     10/5/95     12/27/95

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   KNNP463     TULSA                     OK        157.7400 3/23/96       3/23/01         952780112     10/5/95     12/27/95
   KNNP463     EDINBURGH                 TX                 3/23/96       3/23/01         952780112     10/5/95     12/27/95

   KNNP464     ALGIERS                   LA        157.7400 3/23/96       3/23/01         952780041     10/5/95     12/27/95
   KNNP464     AVONDALE                  LA                 3/23/96       3/23/01         952780041     10/5/95     12/27/95
   KNNP464     GRAY                      LA                 3/23/96       3/23/01         952780041     10/5/95     12/27/95
   KNNP464     NEW IBERIA                LA                 3/23/96       3/23/01         952780041     10/5/95     12/27/95
   KNNP464     NEW ORLEANS               LA                 3/23/96       3/23/01         952780041     10/5/95     12/27/95
   KNNP464     NEW ORLEANS               LA                 3/23/96       3/23/01         952780041     10/5/95     12/27/95

   KNNP465     KANSAS CITY               KS        157.7400 3/23/96       3/23/01         952780042     10/5/95     12/27/95
   KNNP465     LEAVENWORTH               KS                 3/23/96       3/23/01         952780042     10/5/95     12/27/95
   KNNP465     MANHATTAN                 KS                 3/23/96       3/23/01         952790042     10/5/95     12/27/95
   KNNP465     TOPEKA                    KS                 3/23/96       3/23/01         952780042     10/5/95     12/27/95
   KNNP465     AMELIA                    LA                 3/23/96       3/23/01         952780042     10/5/95     12/27/95
   KNNP465     POINTE LA HACHE           LA                 3/23/96       3/23/01         952780042     10/5/95     12/27/95

   KNNP466     ABITA SPRINGS             LA        157.7400 3/23/96       3/23/01         952780119     10/5/95     12/27/95
   KNNP466     ABITA SPRINGS             LA                 3/23/96       3/23/01         952780119     10/5/95     12/27/95
   KNNP466     ADDIS                     LA                 3/23/96       3/23/01         952780119     10/5/95     12/27/95
   KNNP466     BATON ROUGE               LA                 3/23/96       3/23/01         952780119     10/5/95     12/27/95
   KNNP466     LAFAYETTE                 LA                 3/23/96       3/23/01         952780119     10/5/95     12/27/95
   KNNP466     PORT VINCENT              LA                 3/23/96       3/23/01         952780119     10/5/95     12/27/95

   KNNP472     KANSAS CITY               MO        157.7400 3/23/96       3/23/01         952780114     10/5/95     12/27/95
   KNNP472     KANSAS CITY               MO                 3/23/96       3/23/01         952780114     10/5/95     12/27/95
   KNNP472     KANSAS CITY               MO                 3/23/96       3/23/01         952780114     10/5/95     12/27/95
   KNNP472     KANSAS CITY               MO                 3/23/96       3/23/01         952780114     10/5/95     12/27/95
   KNNP472     LEES SUMMIT               MO                 3/23/96       3/23/01         952780114     10/5/95     12/27/95
   KNNP472     WRIGHT CITY               MO                 3/23/96       3/23/01         952780114     10/5/95     12/27/95

   KNNP493     BATON ROUGE               LA        157.7400 4/12/96       4/12/01         952780118     10/5/95     12/27/95
   KNNP493     GREENWELL SPRING          LA                 4/12/96       4/12/01         952780118     10/5/95     12/27/95
   KNNP493     HAMMOND                   LA                 4/12/96       4/12/01         952780118     10/5/95     12/27/95
   KNNP493     IRENE                     LA                 4/12/96       4/12/01         952780118     10/5/95     12/27/95
   KNNP493     PORT ALLEN                LA                 4/12/96       4/12/01         952780118     10/5/95     12/27/95
   KNNP493     PORT ALLEN                LA                 4/12/96       4/12/01         952780118     10/5/95     12/27/95

   KNNP494     CLINT                     TX        157.7400 4/3/96        4/3/01          952780140     10/5/95     12/27/95
   KNNP494     DOURO                     TX                 4/3/96        4/3/01          952780140     10/5/95     12/27/95
   KNNP494     ELPASO                    TX                 4/3/96        4/3/01          952780140     10/5/95     12/27/95
   KNNP494     ELPASO                    TX                 4/3/96        4/3/01          952780140     10/5/95     12/27/95
   KNNP494     LUFKIN                    TX                 4/3/96        4/3/01          952780140     10/5/95     12/27/95
   KNNP494     WACO                      TX                 4/3/96        4/3/01          952780140     10/5/95     12/27/95

   KNNP495     KANSAS CITY               MO        157.7400 4/3/96        4/3/01          952780113     10/5/95     12/27/95
   KNNP495     ODESSA                    MO                 4/3/96        4/3/01          952780113     10/5/95     12/27/95
   KNNP495     SAINT JOSEPH              MO                 4/3/96        4/3/01          952780113     10/5/95     12/27/95
   KNNP495     JACKSON                   MS                 4/3/96        4/3/01          952780113     10/5/95     12/27/95
   KNNP495     NESBITT                   MS                 4/3/96        4/3/01          952780113     10/5/95     12/27/95
   KNNP495     OXFORD                    MS                 4/3/96        4/3/01          952780113     10/5/95     12/27/95

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   KNNP496     AUSTIN                    TX        157.7400 4/3/96        4/3/01          952780123     10/5/95     12/27/95
   KNNP496     AUSTIN                    TX                 4/3/96        4/3/01          952780123     10/5/95     12/27/95
   KNNP496     AUSTIN                    TX                 4/3/96        4/3/01          952780123     10/5/95     12/27/95
   KNNP496     BEAUMONT                  TX                 4/3/96        4/3/01          952780123     10/5/95     12/27/95
   KNNP496     BRENHAM                   TX                 4/3/96        4/3/01          952780123     10/5/95     12/27/95
   KNNP496     CONROE                    TX                 4/3/96        4/3/01          952780123     10/5/95     12/27/95

   KNNP499     BRAZORIA                  TX        157.7400 4/3/96        4/3/01          952780130     10/5/95     12/27/95
   KNNP499     CASTROVILLE               TX                 4/3/96        4/3/01          952780130     10/5/95     12/27/95
   KNNP499     GALVESTON                 TX                 4/3/96        4/3/01          952780130     10/5/95     12/27/95
   KNNP499     LOUISE                    TX                 4/3/96        4/3/01          952780130     10/5/95     12/27/95
   KNNP499     OYSTER CREEK              TX                 4/3/96        4/3/01          952780130     10/5/95     12/27/95
   KNNP499     POTEET                    TX                 4/3/96        4/3/01          952780130     10/5/95     12/27/95

   KNNP500     ALVIN                     TX        157.7400 4/3/96        4/3/01          952780129     10/5/95     12/27/95
   KNNP500     ALVIN                     TX                 4/3/96        4/3/01          952780129     10/5/95     12/27/95
   KNNP500     DICKINSON                 TX                 4/3/96        4/3/01          952780129     10/5/95     12/27/95
   KNNP500     SAN ANTONIO               TX                 4/3/96        4/3/01          952780129     10/5/95     12/27/95
   KNNP500     SAN ANTONIO               TX                 4/3/96        4/3/01          952780129     10/5/95     12/27/95
   KNNP500     TEXAS CITY                TX                 4/3/96        4/3/01          952780129     10/5/95     12/27/95

   KNNP514     HOUSTON                   TX        157.7400 4/3/96        413/01          952780128
   KNNP514     PASADENA                  TX                 4/3/96        4/3/01          952780128     10/5/95     12/27/95
   KNNP514     ROSENBURG                 TX                 4/3/96        4/3/01          952780128     10/5/95     12/27/95
   KNNP514     SAN ANTONIO               TX                 4/3/96        4/3/01          952780128     10/5/95     12/27/95
   KNNP514     SAN ANTONIO               TX                 4/3/96        4/3/01          952780128     10/5/95     12/27/95
   KNNP514     SAN ANTONIO               TX                 4/3/96        4/3/01          952780128     10/5/95     12/27/95

   KNNP515     BRIDGETON                 MO        157.7400 4/3/96        4/3/01          952780115     10/5/95     12/27/95
   KNNP515     COTTLEVILLE               MO                 4/3/96        4/3/01          952780115     10/5/95     12/27/95
   KNNP515     SAINT LOUIS               MO                 4/3/96        4/3/01          952780115     10/5/95     12/27/95
   KNNP515     SAINT LOUIS               MO                 4/3/96        4/3/01          952780115     10/5/95     12/27/95
   KNNP515     SAINT LOUIS               MO                 4/3/96        4/3/01          952780115     10/5/95     12/27/95
   KNNP515     SEDALIA                   MO                 4/3/96        4/3/01          952780115     10/5/95     12/27/95

   KNNP542     JACKSONVILLE              FL        157.7400 4/2/96        4/2/01          952840032     10/11/95    12/22/95
   KNNP542     LAKE CITY                 FL                 4/2/96        4/2/01          952840032     10/11/95    12/22/95
   KNNP542     RALEIGH                   NC                 4/2/96        4/2/01          952840032     10/11/95    12/22/95
   KNNP542     MYRTLE BEACH              SC                 4/2/96        4/2/01          952840032     10/11/95    12/22/95

   KNNP610     ABILENE                   TX        157.7400 3/14/96       3/14/01         952780139     10/5/95     12/27/95
   KNNP610     BOYCE                     TX                 3/14/96       3/14/01         952780139     10/5/95     12/27/95
   KNNP610     CEDAR HILL                TX                 3/14/96       3/14/01         952780139     10/5/95     12/27/95
   KNNP610     MALAKOFF                  TX                 3/14/96       3/14/01         952780139     10/5/95     12/27/95
   KNNP610     MIDLAND                   TX                 3/14/96       3/14/01         952780139     10/5/95     12/27/95
   KNNP610     TYLER                     TX                 3/14/96       3/14/01         952780139     10/5/95     12/27/95

   KNNP611     DENTON                    TX        157.7400 3/15/96       3/15/01         952780136     10/5/95     12/27/95
   KNNP611     GREENVILLE                TX                 3/15/96       3/15/01         952780136     10/5/95     12/27/95
   KNNP611     LEWISVILLE                TX                 3/15/96       3/15/01         952780136     10/5/95     12/27/95
   KNNP611     LUBBOCK                   TX                 3/15/96       3/15/01         952780136     10/5/95     12/27/95
   KNNP611     PLANO                     TX                 3/15/96       3/15/01         952780136     10/5/95     12/27/95
   KNNP611     SHERMAN                   TX                 3/15/96       3/15/01         952780136     10/5/95     12/27/95

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   KNNP612     BALLWIN                   MO        157.7400 3/15/96       3/15/01         952780116     10/5/95     12/27/95
   KNNP612     BRENTWOOD                 MO                 3/15/96       3/15/01         952780116     10/5/95     12/27/95
   KNNP612     HIGH RIDGE                MO                 3/15/96       3/15/01         952780116     10/5/95     12/27/95
   KNNP612     LEMAY                     MO                 3/15/96       3/15/01         952780116     10/5/95     12/27/95
   KNNP612     SAINT LOUIS               MO                 3/15/96       3/15/01         952780116     10/5/95     12/27/95
   KNNP612     WASHINGTON                MO                 3/15/96       3/15/01         952780116     10/5/95     12/27/95

   KNNP638     AGUA CALIENTE             CA        157.7400 4/3/96        4/3/01          950110059     11/13/95    12/4/95
   KNNP638     ENCINITAS                 CA                 4/3/96        4/3/01          950110059     11/13/95    12/4/95
   KNNP638     GLAMIS                    CA                 4/3/96        4/3/01          950110059     11/13/95    12/4/95
   KNNP638     LA JOLLA                  CA                 4/3/96        4/3/01          950110059     11/13/95    12/4/95
   KNNP638     RAMONA                    CA                 4/3/96        4/3/01          950110059     11/13/95    12/4/95
   KNNP638     SAN MARCOS                CA                 4/3/96        4/3/01          950110059     11/13/95    12/4/95

   KNNP676     AMARILLO                  TX        157.7400 4/8/96        4/8/01          952780135     10/5/95     12/27/95
   KNNP676     WICHITA FALLS             TX                 4/8/96        4/8/01          952780135     10/5/95     12/27/95

   KNNQ778     CHALMETTE                 LA        157.7400 4/3/96        4/3/01          952780120     10/5/95     1/5/96
   KNNQ778     LA PLACE                  LA                 4/3/96        4/3/01          952780120     10/5/95     1/5/96
   KNNQ778     METAIRIE                  LA                 4/3/96        4/3/01          952780120     10/5/95     1/5/96
   KNNQ778     SLIDELL                   LA                 4/3/96        4/3/01          952780120     10/5/95     1/5/96
   KNNQ778     WESTLAKE                  LA                 4/3/96        4/3/01          952780120     10/5/95     1/5/96

   KNNR606     ARLINGTON                 TX        157.7400 4/9/96        4/9/01          952780138     10/5/95     12/27/95
   KNNR606     ARLINGTON                 TX                 4/9/96        4/9/01          952780138     10/5/95     12/27/95
   KNNR606     FORT WORTH                TX                 4/9/96        4/9/01          952780138     10/5/95     12/27/95
   KNNR606     FORT WORTH                TX                 4/9/96        4/9/01          952780138     10/5/95     12/27/95
   KNNR606     MESQUITE                  TX                 4/9/96        4/9/01          952780138     10/5/95     12/27/95
   KNNR606     WEATHERFORD               TX                 4/9/96        4/9/01          952780138     10/5/95     12/27/95

   KNNR608     DALLAS                    TX        157.7400 4/9/96        4/9/01          952780137     10/5/95     12/27/95
   KNNR608     HAZLET                    TX                 4/9/96        4/9/01          952780137     10/5/95     12/27/95
   KNNR608     IRVING                    TX                 4/9/96        4/9/01          952780137     10/5/95     12/27/95
   KNNR608     IRVING                    TX                 4/9/96        4/9/01          952780137     10/5/95     12/27/95
   KNNR608     N RICHLAND HILLS          TX                 4/9/96        4/9/01          952780137
   KNNR608     RICHARDSON                TX                 4/9/96        4/9/01          952780137     10/5/95     12/27/95

   KNNS474     COLUMBUS                  TX        157.7400 4/18/96       4/18/01         952780127     10/5/95     12/27/95
   KNNS474     DEER PARK                 TX                 4/18/96       4/18/01         952780127     10/5/95     12/27/95
   KNNS474     HOUSTON                   TX                 4/18/96       4/18/01         952780127     10/5/95     12/27/95
   KNNS474     HOUSTON                   TX                 4/18/96       4/18/01         952780127     10/5/95     12/27/95
   KNNS474     HOUSTON                   TX                 4/18/96       4/18/01         952780127     10/5/95     12/27/95
   KNNS474     STAFFORD                  TX                 4/18/96       4/18/01         952780127     10/5/95     12/27/95

   KNNT567     CANAL WINCHESTER          OH        157.7400 4/30/96       4/30/01         950110111     11/13/95    12/12/95
   KNNT567     COLUMBUS                  OH                 4/30/96       4/30/01         950110111     11/13/95    12/12/95
   KNNT567     COLUMBUS                  OH                 4/30/96       4/30/01         950110111     11/13/95    12/12/95
   KNNT567     DAYTON                    OH                 4/30/96       4/30/01         950110111     11/13/95    12/12/95
   KNNT567     DAYTON                    OH                 4/30/96       4/30/01         950110111     11/13/95    12/12/95
   KNNT567     TIPP CITY                 OH                 4/30/96       4/30/01         950110111     11/13/95    12/12/95

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   KNNU341     BALA CYNWYD               PA        157.7400 5/7/96        5/7/01          950110124     1/11/95     3/30/95
   KNNU341     COATESVILLE               PA                 5/7/96        5/7/01          950110124     1/11/95     3/30/95
   KNNU341     PHILADELPHIA              PA                 5/7/96        5/7/01          950110124     1/11/95     3/30/95
   KNNU341     STRASBURG                 PA                 5/7/96        5/7/01          950110124     1/11/95     3/30/95
   KNNU341     UNIONTOWN                 PA                 5/7/96        5/7/01          950110124     1/11/95     3/30/95
   KNNU341     YORK                      PA                 5/7/96        5/7/01          950110124     1/11/95     3/30/95

   KNNV312     FERNANDINA BEACH          FL        157.7400 5/10/96       5/10/01         952900046     1/11/95
   KNNV312     MONTICELLO                FL                 5/10/96       5/10/01         952900046     1/11/95
   KNNV312     TALLAHASSEE               FL                 5/10/96       5/10/01         952900046     1/11/95
   KNNV312     YULEE                     FL                 5/10/96       5/10/01         952900046     1/11/95
   KNNV312     SAINT MARYS               GA                 5/10/96       5/10/01         952900046     1/11/95

   KNNV452     LAKE GEORGE               NY        157.7400 5/9/96        5/9/01          941570120     6/6/94      2/14/95
   KNNV452     LAKE PLACID               NY                 5/9/96        5/9/01          941570120     6/6/94      2/14/95
   KNNV452     NEW SALEM                 NY                 5/9/96        5/9/01          941570120     6/6/94      3/14/95
   KNNV452     PATTERSONVILLE            NY                 5/9/96        5/9/01          941570120     6/6/94      2/14/95

   KNVL931     SAINT CLOUD               FL        931.2625                                       0                 6/10/96

   KNVL932     FERNDALE                  FL        931.2625                                       0                 6/10/96

   KNVL933     LAKELAND                  FL        931.2625                                       0                 6/10/96

   WNPV202     ATLANTA                   GA        462.8250 2/17/94       2/17/99         932560159     9/13/93     12/16/93
   WNPV202     MARIETTA                  GA                 2/17/94       2/17/99         932560159     9/13/93     12/16/93

   WNUR611     NORCROSS                  GA         72.9600 2/22/93       2/22/98                 0     12/18/92
   WNUR611     NORCROSS                  GA         72.9400 2/22/93       2/22/98                 0     12/18/92

   WNVM402     CONYERS                   GA        462.8000 11/18/93      11/18/98                0

   WNWM282     ATLANTA                   GA        157.7400 5/26/93       5/26/98         923580165     12/23/92    2/25/93
   WNWM282     BUFORD                    GA                 5/26/93       5/26/98         923580165     12/23/92    2/25/93
   WNWM282     DOUGLASVILLE              GA                 5/26/93       5/26/98         923580165     12/23/92    2/25/93
   WNWM282     TYRONE                    GA                 5/26/93       5/26/98         923580165     12/23/92    2/25/93
   WNWM282     WOODSTOCK                 GA                 5/26/93       5/26/98         923580165     12/23/92    2/25/93

   WNWM878     ATLANTA                   GA        157.7400 3/30/93       3/30/98         923630256     12/28/92    2/10/93
   WNWM878     ATLANTA                   GA                 3/30/93       3/30/98         923630256     12/28/92    2/10/93
   WNWM878     CUMMING                   GA                 3/30/93       3/30/98         923630256     12/28/92    2/10/93
   WNWM878     GRIFFIN                   GA                 3/30/93       3/30/98         923630256     12/28/92    2/10/93
   WNWM878     WOODSTOCK                 GA         75.9000 3/30/93       3/30/98         923630256     12/28/92    2/10/93

   WNYN576     WEST COLUMBIA             SC         72.4600 11/13/95      11/13/00                0     9/12/95     9/28/95

   WNYX879     WEST COLUMBIA             SC        157.7400 11/7/95       11/7/00                 0

   WPAD876     DALTON                    GA        157.7400 6/2/93        6/2/98                  0

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPAE502     CONYERS                   GA        157.7400 4/8/93        4/8/98          923630194                 8/17/93
   WPAE502     EASTVILLE                 GA                 4/8/93        4/8/98          923630194
   WPAE502     LAGRANGE                  GA                 4/8/93        4/8/98          923630194
   WPAE502     NEWNAN                    GA                 4/8/93        4/8/98          923630194

   WPAG395     BIRMINGHAM                AL         75.7400 8/12/92       8/12/97                 0
   WPAG395     BIRMINGHAM                AL         72.7400 8/12/92       8/12/97                 0

   WPBE764     OPELIKA                   AL        157.7400 12/7/92       12/7/97         920800385     4/30/92
   WPBE764     PHENIX CITY               AL         72.7200 9/7/92                        920800385     4/30/92
   WPBE764     PHENIX CITY               AL         75.4600 12/7/92       12/7/97         920800385     4/30/92
   WPBE764     PHENIX CITY               AL        157.7400 12/7/92       12/7/97         920800385     4/30/92
   WPBE764     CLERMONT                  GA                 12/7/92       12/7/97                 0     4/30/92
   WPBE764     KINGSTON                  GA                 12/7/92       12/7/97                 0     4/30/92
   WPBE764     ROME                      GA                 12/7/92       12/7/97         920800385

   WPBN223     MACON                     GA         72.3400 7/18/94       7/18/99                 0     12/18/92
   WPBN223     MACON                     GA         75.8200 7/18/94       7/18/99                 0     12/18/92

   WPBR700     NORCROSS                  GA         72.5800 2/11/93       2/11/98                 0     12/18/92

   WPBU960     MONTGOMERY                AL        157.7400 3/11/93       3/11/98         923500120     12/15/92    1/25/93
   WPBU960     MONTGOMERY                AL                 3/11/93       3/11/98         923500120     12/15/92    1/25/93
   WPBU960     ORRVILLE                  AL                 3/11/93       3/11/98         923500120     12/15/92    1/25/93

   WPBU964     ASHEVILLE                 NC        157.7400 3/11/93       3/11/98         923500116     12/15/92    1/27/93
   WPBU964     BANNER ELK                NC                 3/11/93       3/11/98         923500116     12/15/92    1/27/93
   WPBU964     GIBREATH                  NC                 3/11/93       3/11/98         923500116     12/15/92    1/27/93
   WPBU964     WAYNESVILLE               NC                 3/11/93       3/11/98         923500116     12/15/92    1/27/93
   WPBU964     NEWPORT                   TN                 3/11/93       3/11/98         923500116     12/15/92    1/27/93

   WPBU981     MILLEDGEVILLE             GA        157.7400 3/12/93       3/12/98         923460061     12/11/92    1/29/93

   WPBY497     BIRMINGHAM                AL        157.7400 3/30/93       3/30/98         923520129     12/17/92    2/17/93
   WPBY497     BIRMINGHAM                AL                 3/30/93       3/30/98         923520129     12/17/92    2/17/93
   WPBY497     REMLAP                    AL                 3/30/93       3/30/98         923520129     12/17/92    2/17/93
   WPBY497     TUSCALOOSA                AL                 3/30/93       3/30/98         923520129     12/17/92    2/17/93

   WPBY822     LAUREL                    MD        157.7400 7/27/94       7/27/99         940730188     3/14/94     5/27/94
   WPBY822     WARRENTON                 VA                 7/27/94       7/27/99         940730188     3/14/94     5/27/94
   WPBY822     WINCHESTER                VA                 7/27/94       7/27/99         940730188     3/14/94     5/27/94

   WPBZ676     CALHOUN                   AL        157.7400 4/6/93        4/6/98          923500115     12/15/92    1/27/93
   WPBZ676     GADSDEN                   AL                 4/6/93        4/6/98          923500115     12/15/92    1/27/93
   WPBZ676     GUNTERSVILLE              AL                 4/6/93        4/6/98          923500115     12/15/92    1/27/93
   WPBZ676     HUNTSVILLE                AL                 4/6/93        4/6/98          923500115     12/15/92    1/27/93
   WPBZ676     JASPER                    AL                 4/6/93        4/6/98          923500115     12/15/92    1/27/93
   WPBZ676     TUSCUMBIA                 AL                 4/6/93        4/6/98          923500115     12/15/92    1/27/93

   WPCB351     CHATTANOOGA               TN         75.6600 4/16/93       4/16/98                 0     3/3/93

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPCB351     CHATTANOOGA               TN         72.0200 4/16/93       4/16/98                 0     3/3/93

   WPCE638     TALLAHASSEE               FL         72.1400 5/3/93        5/3/98          923630257     12/28/92    2/25/93
   WPCE638     TALLAHASSEE               FL        157.7400 5/3/93        5/3/98          923630257     12/28/92    2/25/93
   WPCE638     TALLAHASSEE               FL         75.6600 5/3/93        5/3/98          923630257     12/28/92    2/25/93
   WPCE638     TALLAHASSEE               FL                 5/3/93        5/3/98          923630257     12/28/92    2/25/93
   WPCE638     TALLAHASSEE               FL         72.1400 5/3/93        5/3/98          923630257     12/28/92    2/25/93
   WPCE638     TALLAHASSEE               FL        157.7400 5/3/93        5/3/98          923630257     12/28/92    2/25/93
   WPCE638     VALDOSTA                  GA         75.7800 5/3/93        5/3/98          923630257     12/28/92    2/25/93
   WPCE638     VALDOSTA                  GA        157.7400 5/3/93        5/3/98          923630257     12/28/92    2/25/93
   WPCE638     VALDOSTA                  GA         72.2600 5/3/93        5/3/98          923630257     12/28/92    2/25/93

   WPCF443     ABERDEEN                  MD        157.7400 6/13/94       6/13/99         940620035     3/3/94      3/30/94
   WPCF443     BALTIMORE                 MD                 6/13/94       6/13/99         940620035     3/3/94      3/30/94
   WPCF443     JONESTOWN                 MD         72.1800 6/13/94       6/13/99         940620035     3/3/94      3/30/94
   WPCF443     JONESTOWN                 MD         75.6600 6/13/94       6/13/99         940620035     3/3/94      3/30/94
   WPCF443     JONESTOWN                 MD        157.7400 6/13/94       6/13/99         940620035     3/3/94      3/30/94
   WPCF443     WALDORF                   MD                 6/13/94       6/13/99         940620035     3/3/94      3/30/94
   WPCF443     WESTMINSTER               MD                 6/13/94       6/13/99         940620035     3/3/94      3/30/94
   WPCF443     ARLINGTON                 VA                 6/13/94       6/13/99         940620035     3/3/94      3/30/94

   WPCI854     CHATTANOOGA               TN        157.7400 6/8/93        6/8/98          923630176     12/28/92    2/11/93
   WPCI854     CHATTANOOGA               TN         75.6600 6/8/93        6/8/98          923630176     12/28/92    1/22/93

   WPCW697     ATLANTA                   GA        157.7400 8/10/93       8/10/98         931030158     4/13/93     6/1/93
   WPCW697     AUSTELL                   GA                 8/10/93       8/10/98         931030158     4/13/93     6/1/93

   WPCY929     COLUMBIA                  SC        157.7400 11/9/95       11/9/00         952550128     9/12/95     9/28/95
   WPCY929     EASTOVER                  SC                 11/9/95       11/9/00         952550128     9/12/95     9/28/95
   WPCY929     MONETTA                   SC                 11/9/95       11/9/00         952550128     9/12/95     9/28/95
   WPCY929     NEWBERRY                  SC                 11/9/95       11/9/00         952550128     9/12/95     9/28/95
   WPCY929     ORANGEBURG                SC                 11/9/95       11/9/00         952550128     9/12/95     9/28/95
   WPCY929     SUMTER                    SC                 11/9/95       11/9/00         952550128     9/12/95     9/28/95

   WPCZ937     SIGNAL MOUNTAIN           TN         72.1400 8/30/93       8/30/98                 0                 6/17/93

   WPDB291     CHATSWORTH                GA        157.7400 9/8/93        9/8/98          930690215     3/9/93      5/4/93
   WPDB291     DALTON                    GA                 9/8/93        9/8/98          930680215     3/9/93      5/4/93
   WPDB291     ATHENS                    TN                 9/8/93        9/8/98          930680215     3/9/93      5/4/93
   WPDB291     CHATTANOOGA               TN         72.0200 9/8/93        9/8/98          930680215     3/9/93      5/4/93
   WPDB291     CHATTANOOGA               TN        157.7400 9/8/93        9/8/98          930680215     3/9/93      5/4/93
   WPDB291     CHATTANOOGA               TN                 9/8/93        9/8/98          930680215     3/9/93      5/4/93
   WPDB291     CHATTANOOGA               TN         75.6600 9/8/93        9/8/98          930680215     3/9/93      5/4/93
   WPDB291     CLEVELAND                 TN        157.7400 9/8/93        9/8/98          930680215     3/9/93      5/4/93

   WPDM515     TRINITY                   AL        157.7400 10/18/93      10/18/98        931890101     7/8/93      8/17/93

   WPDQ979     BIRMINGHAM                AL         75.7400 11/1/93       11/1/98                 0                 8/16/93
   WPDQ979     BIRMINGHAM                AL         72.7400 11/1/93       11/1/98                 0                 8/16/93

   WPDS489     GIRARD                    GA        157.7400 11/4/93       11/4/98         931470129     5/27/93     7/13/93

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPDW218     CHESTER                   MD        157.7400 6/21/94       6/21/99         940620033     3/3/94      3/31/94
   WPDW218     HAVRE DE GRACE            MD                 6/21/94       6/21/99         940620033     3/3/94      3/31/94
   WPDW218     SILVER SPRING             MD                 6/21/94       6/21/99         940620033     3/3/94      3/31/94
   WPDW218     SILVER SPRING             MD                 6/21/94       6/21/99         940620033     3/3/94      3/31/94
   WPDW218     WOODBRIDGE                VA                 6/21/94       6/21/99         940620033     3/3/94      3/31/94

   WPDW674     KNOXVILLE                 TN        157.7400 12/7/93       12/7/98         931690077     6/18/93     8/17/93
   WPDW674     KNOXVILLE                 TN                 12/7/93       I2/7/98         931690077     6/18/93     8/17/93
   WPDW674     KNOXVILLE                 TN                 12/7/93       I2/7/98         931690077     6/18/93     8/17/93
   WPDW674     KNOXVILLE                 TN                 I2/7/93       I2/7/98         931690077     6/18/93     8/17/93

   WPDW887     BRUNSWICK                 GA        157.7400 12/13/93      12/13/98        953630007     12/29/95    1/15/96
   WPDW887     BRUNSWICK                 GA                 12/13/93      12/13/98        953630007     12/29/95    1/11/96
   WPDW887     GARDEN CITY               GA         75.8600 1/26/96       1/26/01         953630007     12/29/95    1/11/96
   WPDW887     SAVANNAH                  GA        157.7400 1/26/96       1/26/01         953630007     12/29/95    1/11/96
   WPDW887     SAVANNAH                  GA                 1/26/96       1/26/01         953630007     12/29/95    1/11/96
   WPDW887     WAVERLY                   GA                 1/26/96       1/26/01         953630007     12/29/95    1/11/96
   WPDW887     BRUNSWICK                 GA                 1/26/96       1/26/01         930680214     3/9/93      7/20/93
   WPDW887     BRUNSWICK                 GA                 1/26/96       1/26/01         930680214     3/9/93      7/20/93
   WPDW887     SAVANNAH                  GA                 12/13/93      12/13/98        930680214     3/9/93      7/20/93
   WPDW887     SAVANNAH                  GA                 12/13/93      12/13/98        930680214     3/9/93      7/20/93
   WPDW887     WAVERLY                   GA                 12/13/93      12/13/98        930680214     3/9/93      7/20/93

   WPEG273     ABERDEEN                  MD        157.7400 7/20/94       7/20/99         940730187     3/14/94     5/18/94
   WPEG273     BALTIMORE                 MD                 7/20/94       7/20/99         940730187     3/14/94     5/18/94
   WPEG273     ELKTON                    MD                 7/20/94       7/20/99         940730187     3/14/94     5/18/94
   WPEG273     SEVERN                    MD                 7/20/94       7/20/99         940730187     3/14/94     5/18/94

   WPEK333     ANNAPOLIS                 MD        157.7400 3/22/94       3/22/99         933080105     11/4/93     12/23/93
   WPEK333     DISTRICT HEIGHTS          MD                 3/22/94       3/22/99         933080105     11/4/93     12/23/93
   WPEK333     REISTERTOWN               MD                 3/22/94       3/22/99         933080105     11/4/93     12/23/93
   WPEK333     WALDORF                   MD                 3/22/94       3/22/99         933080105     11/4/93     12/23/93
   WPEK333     BONAIRE                   VA                 3/22/94       3/22/99         933080105     11/4/93     12/23/93
   WPEK333     HILLSBORO                 VA                 3/22/94       3/22/99         933080105     11/4/93     12/23/93

   WPEK533     COLUMBUS                  GA         72.7200 3/16/94       3/16/99                 0                 1/21/94

   WPEM939     LEESBURG                  GA        157.7400 3/24/94       3/24/99         933560076     12/22/93    2/1/94

   WPEQ263     DUBLIN                    GA        157.7400 4/12/94       4/12/99         933160175     11/12/93    1/13/94
   WPEQ263     WARNER ROBBINS            GA                 4/12/94       4/12/99         933160175     11/12/93    1/13/94

   WPER220     AUGUSTA                   GA        462.8250 4/20/94       4/20/99         940250080     1/25/94     2/22/94
   WPER220     AUGUSTA                   GA                 4/20/94       4/20/99         940250080     1/25/94     2/22/94
   WPER220     GULARD                    GA                 4/20/94       4/20/99         940250080     1/25/94     2/22/94
   WPER220     NORTH AUGUSTA             SC                 4/20/94       4/20/99         940250080     1/25/94     2/22/94

   WPER222     PHENIX CITY               AL        462.8250 4/20/94       4/20/99         940250081     1/25/94     2/22/94
   WPER222     FORSYTH                   GA                 4/20/94       4/20/99         940250081     1/25/94     2/22/94
   WPER222     MACON                     GA                 4/20/94       4/20/99         940250081     1/25/94     2/22/94
   WPER222     MILLEDGEVILLE             GA                 4/20/94       4/20/99         940250081     1/25/94     2/22/94

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPEV265     BUFORD                    GA        462.8250 5/3/94        5/3/99          940250079     1/25/94     2/22/94
   WPEV265     CUMMING                   GA        462.8000 5/3/94        5/3/99          940250079     1/25/94     2/22/94
   WPEV265     DOUGLASVILLE              GA        462.8250 5/3/94        5/3/99          940250079     1/25/94     2/22/94
   WPEV265     SUNNYSIDE                 GA                 5/3/94        5/3/99          940250079     1/25/94     2/22/94
   WPEV265     TYRONE                    GA                 5/3/94        5/3/99          940250079     1/25/94     2/22/94
   WPEV265     WOODSTOCK                 GA                 5/3/94        5/3/99          940250079     1/25/94     2/22/94

   WPEY563     ATLANTA                   GA        462.8250 5/26/94       5/26/99         940250082     1/25/94     4/12/94
   WPEY563     CARTERSVILLE              GA                 5/26/94       5/26/99         940250082     1/25/94     4/12/94
   WPEY563     LAGRANGE                  GA                 5/26/94       5/26/99         940250082     1/25/94     4/12/94
   WPEY563     NORCROSS                  GA                 5/26/94       5/26/99         940250082     1/25/94     4/12/94

   WPEY564     ATLANTA                   GA        462.8250 5/26/94       5/26/99         940250083     1/25/94     4/12/94
   WPEY564     CLERMONT                  GA                 5/26/94       5/26/99         940250083     1/25/94     4/12/94
   WPEY564     CONYERS                   GA                 5/26/94       5/26/99         940250083     1/25/94     4/12/94
   WPEY564     EASTVILLE                 GA                 5/26/94       5/26/99         940250083     1/25/94     4/12/94
   WPEY564     NEWNAN                    GA                 5/26/94       5/26/99         940250083     1/25/94     4/12/94
   WPEY564     ROME                      GA                 5/26/94       5/26/99         940250083     1/25/94     4/12/94

   WPFD887     PHILADELPHIA              PA         72.8200 6/27/94       6/27/99                 0                 4/28/94

   WPFQ206     LAUREL                    MD         75.6600 9/19/94       9/19/99                 0                 6/3/94

   WPFW593     NORTH AUGUSTA             SC        462.7500 11/1/94       11/1/99         941710191     6/20/94     7/13/94
   WPFW593     TRENTON                   SC                 11/l/94       11/1/99         941710191     6/20/94     7/13/94

   WPFX651     DOVER                     DE        157.7400 10/28/94      10/28/99        941570115     6/6/94      7/18/94
   WPFX651     DENTON                    MD                 10/28/94      10/28/99        941570115     6/6/94      7/18/94
   WPFX651     POCOMOKE CITY             MD                 10/28/94      10/28/99        941570115     6/6/94      7/18/94
   WPFX651     SALISBURY                 MD                 10/28/94      10/28/99        941570115     6/6/94      7/18/94
   WPFX651     ATLANTIC CITY             NJ                 10/28/94      10/28/99        941570115     6/6/94      7/18/94

   WPFX759     MEDFORD                   NJ        157.7400 11/3/94       11/3/99         941570101     6/6/94      7/20/94
   WPFX759     BENSALEM                  PA                 11/3/94       11/3/99         941570101     6/6/94      7/20/94
   WPFX759     LAFAYETTE HILLS           PA                 11/3/94       11/3/99         941570101     6/6/94      7/20/94
   WPFX759     PHILADELPHIA              PA                 11/3/94       11/3/99         941570101     6/6/94      7/20/94
   WPFX759     PHILADELPHIA              PA                 11/3/94       11/3/99         941570101     6/6/94      7/20/94
   WPFX759     WILLOW GROVE              PA                 11/3/94       11/3/99         941570101     6/6/94      7/20/94

   WPFY583     GREENSBORO                GA        157.7400 11/3/94       11/3/99         940890115     3/30/94     7/18/94
   WPFY583     VALDOSTA                  GA                 11/3/94       11/3/99         940890115     3/30/94     7/18/94

   WPFY723     GAITHERSBURG              MD        157.7400 11/9/94       11/9/99         941030035     4/13/94     7/20/94

   WPFY760     KNOXVILLE                 TN        157.7400 11/2/94       11/2/99         941230153     5/3/94      7/15/94

   WPGC864     CHARLOTTE                 NC        157.7400 12/12/94      12/12/99        941570099     6/6/94      7/15/94
   WPGC864     CHARLOTTE                 NC                 12/12/94      12/12/99        941570099     6/6/94      7/15/94
   WPGC864     CHARLOTTE                 NC                 12/12/94      12/12/99        941570099     6/6/94      7/15/94

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPGC864     HICKORY                   NC        157.7400 12/12/94      12/12/99        941570099     6/6/94      7/15/94
   WPGC864     MOORESVILLE               NC                 12/12/94      12/12/99        941570099     6/6/94      7/15/94

   WPGC895     MT LAUREL                 NJ        157.7400 12/15/94      12/15/99        941570138     6/6/94      7/29/94
   WPGC895     PENBRYN                   NJ                 12/15/94      12/15/99        941570138     6/6/94      7/29/94
   WPGC895     FAIRLESS HILLS            PA                 12/15/94      12/15/99        941570138     6/6/94      7/29/94
   WPGC895     PHILADELPHIA              PA                 12/15/94      12/15/99        941570138     6/6/94      7/29/94
   WPGC895     VALLEY FORGE              PA                 12/15/94      12/15/99        941570138     6/6/94      7/29/94
   WPGC895     WALLINGFORD               PA                 12/15/94      12/15/99        941570138     6/6/94      7/29/94

   WPGJ448     THOMSON                   GA        157.7400 1/26/95       1/26/00         941570123     6/6/94      10/14/94
   WPGJ448     BEAUFORT                  SC                 1/26/95       1/26/00         941570123     6/6/94      10/14/94
   WPGJ448     CAMDEN                    SC                 1/26/95       1/26/00         941570123     6/6/94      10/14/94
   WPGJ448     MYRTLE BEACH              SC                 1/26/95       1/26/00         941570123     6/6/94      10/14/94

   WPGK753     AUGUSTA                   ME        157.7400 2/13/95       2/13/00         941570119     6/6/94      9/1/94
   WPGK753     FALMOUTH                  ME                 2/13/95       2/13/00         941570119     6/6/94      9/1/94
   WPGK753     HOLDEN                    ME                 2/13/95       2/13/00         941570119     6/6/94      9/1/94
   WPGK753     ROCKLAND                  ME                 2/13/95       2/13/00         941570119     6/6/94      9/1/94
   WPGK753     MOUNT WASHINGTON          NH                 2/13/95       2/13/00         941570119     6/6/94      9/1/94

   WPGP474     THOMSON                   GA        157.7400 3/1/95        3/1/00          941300174     5/10/94     10/4/94
   WPGP474     AIKEN                     SC                 3/1/95        3/1/00          941300174     5/10/94     10/4/94

   WPGP682     BENTON                    MI        157.7400 2/21/95       2/21/00         942640050     9/21/94     11/21/94
   WPGP682     MATTAWAN                  MI                 2/21/95       2/21/00         942640050     9/21/94     11/21/94

   WPGP799     ANDERSON                  SC        157.7400 2/17/95       2/17/00         941570124     6/6/94      11/14/94
   WPGP799     GREENVILLE                SC                 2/17/95       2/17/00         941570124     6/6/94      11/14/94
   WPGP799     HOLLYWOOD                 SC                 2/17/95       2/17/00         941570124     6/6/94      11/14/94
   WPGP799     HUGER                     SC                 2/17/95       2/17/00         941570124     6/6/94      11/14/94
   WPGP799     MT PLEASANT               SC                 2/17/95       2/17/00         941570124     6/6/94      11/14/94
   WPGP799     SUMMERVILLE               SC                 2/17/95       2/17/00         941570124     6/6/94      11/14/94

   WPGR481     HILLSDALE                 MI        157.7400 3/2/95        3/2/00          942640054     9/21/94     10/25/94
   WPGR481     KALAMAZOO                 MI                 3/2/95        3/2/00          942640054     9/21/94     10/25/94
   WPGR481     SOMERSET CENTER           MI                 3/2/95        3/2/00          942640054     9/21/94     10/25/94

   WPGR485     MARSHALL                  MI        157.7400 3/2/95        3/2/00          942640053     9/21/94     10/25/94
   WPGR485     MUSKEGON                  MI                 3/2/95        3/2/00          942640053     9/21/94     10/25/94
   WPGR485     SAINT JOHNS               MI                 3/2/95        3/2/00          942640053     9/21/94     10/25/94

   WPGR733     ALLEGAN                   MI        157.7400 2/28/95       2/28/00         942640049     9/21/94     12/7/94
   WPGR733     BATTLE CREEK              MI                 2/28/95       2/28/00         942640049     9/21/94     12/7/94
   WPGR733     HASTING                   MI                 2/28/95       2/28/00         942640049     9/21/94     12/7/94
   WPGR733     SOUTH MONTEREY            MI                 2/28/95       2/28/00         942640049     9/21/94     12/7/94
   WPGR733     WESTWOOD                  MI                 2/28/95       2/28/00         942640049     9/21/94     12/7/94

   WPGR734     BENTON HARBOR             MI        157.7400 2/28/95       2/28/00         942640056     9/21/94     12/7/94
   WPGR734     CENTREVILLE               MI                 2/28/95       2/28/00         942640056     9/21/94     12/7/94
   WPGR734     HOLLAND                   MI                 2/28/95       2/28/00         942640056     9/21/94     12/7/94

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPGR734     MUSKEGON                  MI        157.7400 2/28/95       2/28/00         942640056     9/21/94     12/7/94

   WPGV459     ANN ARBOR                 MI        157.7400 4/6/95        4/6/00          942640059     9/21/94     10/26/94
   WPGV459     BRIGHTON TOWNSHP          MI                 4/6/95        4/6/00          942640059     9/21/94     10/26/94
   WPGV459     DEARBORN                  MI                 4/6/95        4/6/00          942640059     9/21/94     10/26/94
   WPGV459     SPRINGFIELD               MI                 4/6/95        4/6/00          942640059     9/21/94     10/26/94
   WPGV459     UTICA                     MI                 4/6/95        4/6/00          942640059     9/21/94     10/26/94

   WPGW512     ADRIAN                    MI        157.7400 3/29/95       3/29/00         942640052     9/21/94     11/23/94
   WPGW512     ANN ARBOR                 MI                 3/29/95       3/29/00         942640052     9/21/94     11/23/94
   WPGW512     HOWELL                    MI                 3/29/95       3/29/00         942640052     9/21/94     11/23/94
   WPGW512     LANSING                   MI                 3/29/95       3/29/00         942640052     9/21/94     11/23/94
   WPGW512     OWOSSO                    MI                 3/29/95       3/29/00         942640052     9/21/94     11/23/94
   WPGW512     YPSILANTI                 MI                 3/29/95       3/29/00                 0

   WPGX897     ALBERMARLE                NC        157.7400 4/12/95       4/12/00         941570125     6/6/94      12/31/94
   WPGX997     CHARLOTTE                 NC                 4/12/95       4/12/00         941570125     6/6/94      12/31/94
   WPGX897     LEXINGTON                 NC                 4/12/95       4/12/00         941570125     6/6/94      12/31/94
   WPGX897     SHELBY                    NC                 4/12/95       4/12/00         941570125     6/6/94      12/31/94
   WPGX897     STATESVILLE               NC                 4/12/95       4/12/00         941570125     6/6/94      12/31/94

   WPGX964     BATTLE CREEK              MI        157.7400 5/16/95       5/16/00                 0
   WPGX964     EAST LANSING              MI                 5/16/95       5/16/00         942640047     9/21/94     11/2/94
   WPGX964     JACKSON                   MI                 5/16/95       5/16/00         942640047     9/21/94     11/2/94
   WPGX964     MIDLAND                   MI                 5/16/95       5/16/00         942640047     9/21/94     11/2/94
   WPGX964     SAGINAW                   MI                 5/16/95       5/16/00         942640047     9/21/94     11/2/94

   WPGY362     CARROLLTON                GA        157.7400 4/13/95       4/13/00         943200090     11/16/94    1/31/95

   WPGY514     FARMINGTON                CT        157.7400 4/12/95       4/12/00         942690050     9/26/94     2/2/95
   WPGY514     HOLYOKE                   MA                 4/12/95       4/12/00         942690050     9/26/94     2/2/95
   WPGY514     PETERBOROUGH              NH                 4/12/95       4/12/00         942690050     9/26/94     2/2/95
   WPGY514     HOPKINTON                 RI                 4/12/95       4/12/00         942690050     9/26/94     2/2/95
   WPGY514     WINDSOR                   VT                 4/12/95       4/12/00         942690050     9/26/94     2/2/95

   WPGY515     BARNSTABLE                MA        157.7400 4/12/95       4/12/00         942690051     9/26/94     2/2/95
   WPGY515     BOSTON                    MA                 4/12/95       4/12/00         942690051     9/26/94     2/2/95
   WPGY515     KINGSTON                  MA                 4/12/95       4/12/00         942690051     9/26/94     2/2/95
   WPGY515     PAXTON                    MA                 4/12/95       4/12/00         942690051     9/26/94     2/2/95
   WPGY515     JOHNSTON                  RI                 4/12/95       4/12/00         942690051     9/26/94     2/2/95

   WPGY585     FLINT                     MI        157.7400 4/8/95        4/8/00          942640060     9/21/94     11/2/94
   WPGY585     IMLAY CITY                MI                 4/8/95        4/8/00          942640060     9/21/94     11/2/94
   WPGY585     PORT HURON                MI                 4/8/95        4/8/00          942640060     9/21/94     11/2/94
   WTGY585     SOUTHFIELD                MI                 4/8/95        4/8/00          942640060     9/21/94     11/2/94
   WPGY585     WAYNE                     MI                 4/8/95        4/8/00          942640060     9/21/94     11/2/94

   WPGY990     WALTZ                     MI        157.7400 4/18/95       4/18/00         942640058     9/21/94     12/7/94
   WPGY990     GIBSONBURG                OH                 4/18/95       4/18/00         942640058     9/21/94     12/7/94


   WPGZ541     ANN ARBOR                 MI        157.7400 4/19/95       4/19/00         942640046     9/21/94     11/18/94


PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPGZ541     DEARBORN                  MI        157.7400 4/19/95       4/19/00         942640046     9/21/94     11/18/94
   WPGZ541     DETROIT                   MI                 4/19/95       4/19/00         942640046     9/21/94     11/18/94
   WPGZ541     MONROE                    MI                 4/19/95       4/19/00         942640046     9/21/94     11/18/94
   WPGZ541     PORT HURON                MI                 4/19/95       4/19/00         942640046     9/21/94     11/18/94

   WPHB758     BERLIN                    MD        157.7400 5/8/95        5/8/00          942690052     9/26/94     12/1/94
   WPHB758     COLUMBIA                  MD                 5/8/95        5/8/00          942690052     9/26/94     12/1/94

   WPHD510     HOLLAND                   MI        157.7400 5/10/95       5/10/00         942640051     9/21/94     11/22/94
   WPHD510     MUSKEGON                  MI                 5/10/95       5/10/00         942640051     9/21/94     11/22/94
   WPHD510     MUSKEGON                  MI                 5/10/95       5/10/00         942640051     9/21/94     11/22/94
   WPHD510     RAVENNA                   MI                 5/10/95       5/10/00         942640051     9/21/94     11/22/94

   WPHF534     CAMDEN                    NJ        157.7400 5/23/95       5/23/00         941570122     6/6/94      12/31/94
   WPHF534     TRENTON                   NJ                 5/23/95       5/23/00         941570122     6/6/94      12/31/94
   WPHF534     BEACON                    NY                 5/23/95       5/23/00         941570122     6/6/94      12/31/94
   WPHF534     MANORVILLE                NY                 5/23/95       5/23/00         941570122     6/6/94      12/31/94
   WPHF534     NEW YORK                  NY                 5/23/95       5/23/00         941570122     6/6/94      12/31/94
   WPHF534     SELDEN                    NY                 5/23/95       5/23/00         941570122     6/6/94      12/31/94

   WPHG313     PlTTSBURGH                PA         72.5000 5/25/95       5/25/00                 0
   WPHG313     PITTSBURGH                PA         72.0400 5/25/95       5/25/00                 0
   WPHG313     PITTSBURGH                PA         75.7800 5/25/95       5/25/00                 0

   WPHG314     KNOXVILLE                 TN         75.5000 5/25/95       5/25/00                 0
   WPHG314     KNOXVILLE                 TN         75.7800 5/25/95       5/25/00                 0
   WPHG314     KNOXVILLE                 TN         72.6800 5/25/95       5/25/00                 0
   WPHG314     KNOXVILLE                 TN         72.2000 5/25/95       5/25/00                 0

   WPHG681     ATHENS                    GA        157.7400 5/22/95       5/22/00         950030086     1/3/95      3/4/95
   WPHG681     STATESBORO                GA                 5/22/95       5/22/00         950030086     1/3/95      3/4/95

   WPHI876     AUGUSTA                   GA        461.0250 5/26/95       5/26/00         950030085     1/3/95
   WPHI876     AUGUSTA                   GA        466.0250 5/26/95       5/26/00         950030085     1/3/95
   WPHI876     NORTH AUGUSTA             SC                 5/26/95       5/26/00         950030085     1/3/95
   WPHI876     NORTH AUGUSTA             SC        462.7500 5/26/95       5/26/00         950030085     1/3/95

   WPHJ860     CHELSEA                   MI        157.7400 6/5/95        6/5/00          942640048     9/21/94     12/2/94
   WPHJ860     I0NIA                     MI                 6/5/95        6/5/00          942640048     9/21/94     12/2/94
   WPHJ860     I0NIA                     MI                 6/5/95        6/5/00          942640048     9/21/94     12/2/94
   WPHJ860     I0NIA                     MI                 6/5/95        6/5/00          942640048     9/21/94     12/2/94
   WPHJ860     PORTLAND                  MI                 6/5/95        6/5/00          942640048     9/21/94     12/2/94

   WPHJ947     DETROIT                   MI        157.7400 6/9/95        6/9/00          942640061     9/21/94
   WPHJ947     FRENCHTOWN                MI                 6/9/95        6/9/00          942640061     9/21/94
   WPHJ947     NOVI                      MI                 6/9/95        6/9/00          942640061     9/21/94
   WPHJ947     OAK PARK                  MI                 6/9/95        6/9/00          942640061     9/21/94
   WPHJ947     PONTIAC                   MI                 6/9/95        6/9/00          942640061     9/21/94
   WPHJ947     ST. CLAIR SHORES          MI                 6/9/95        6/9/00          942640061     9/21/94

   WPHK466     CARPINTERIA               CA        157.7400 6/16/95       6/16/00         950110150     1/11/95     3/30/95

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPHK466     FAWNSKIN                  CA        157.7400 6/16/95       6/16/00         950110150     1/11/95     3/30/95
   WPHK466     MONTROSE                  CA                 6/16/95       6/16/00         950110150     1/11/95     3/30/95
   WPHK466     NEWHALL                   CA                 6/16/95       6/16/00         950110150     1/11/95     3/30/95
   WPHK466     SANTA PAULA               CA                 6/16/95       6/16/00         950110150     1/11/95     3/30/95
   WPHK466     VENTURA                   CA                 6/16/95       6/16/00         950110150     1/11/95     3/30/95

   WPHK482     CEDAR RAPIDS              IA        157.7400 6/16/95       6/16/00         950110131     1/11/95     3/30/95
   WPHK482     COUNCIL BLUFFS            IA                 6/16/95       6/16/00         950110131     1/11/95     3/30/95
   WPHK482     DAVENPORT                 IA                 6/16/95       6/16/00         950110131     1/11/95     3/30/95
   WPHK482     DES MOINES                IA                 6/19/95       6/16/00         950110131     1/11/95     3/30/95
   WPHK482     POST FALLS                ID                 6/16/95       6/16/00         950110131     1/11/95     3/30/95
   WPHK482     BELLEVILLE                IL                 6/16/95       6/16/00         950110131     1/11/95     3/30/95

   WPHK483     APPLE VALLEY              MN        157.7400 6/16/95       6/16/00         950110130     1/11/95     3/30/95
   WPHK483     BURNSVILLE                NN                 6/16/95       6/16/00         950110130     1/11/95     3/30/95
   WPHK483     CHANHASSEN                MN                 6/16/95       6/16/00         950110130     1/11/95     3/30/95
   WPHK483     ELKO                      MN                 6/16/95       6/16/00         950110130     1/11/95     3/30/95
   WPHK483     HAMPTON                   MN                 6/16/95       6/16/00         950110130     1/11/95     3/30/95
   WPHK483     HASTINGS                  MN                 6/16/95       6/16/00         950110130     1/11/95     3/30/95

   WPHK494     ABINGTON                  IN        157.7400 6/16/95       6/16/00         950110128     1/11/95     3/30/95
   WPHK494     BROWNSBURG                IN                 6/16/95       6/16/00         950110128     1/11/95     3/30/95
   WPHK484     GREENFIELD                IN                 6/16/95       6/16/00         950110128     1/11/95     3/30/95
   WPHK484     INDIANAPOLIS              IN                 6/16/95       6/16/00         950110128     1/11/95     3/30/95
   WPHK484     INDIANAPOLIS              IN                 6/16/95       6/16/00         950110128     1/11/95     3/30/95
   WPHK484     LEBANON                   IN                 6/16/95       6/16/00         950110128     1/11/95     3/30/95

   WPHK617     LEXINGTON                 KY        157.7400 6/21/95       6/21/00         950370040

   WPHK621     CORAOPOLIS                PA        157.7400 6/21/95       6/21/00         950370043     2/6/95      3/30/95
   WPHK621     CRANBERRY                 PA                 6/21/95       6/21/00         950370043     2/6/95      3/30/95
   WPHK621     MONROEVILLE               PA                 6/21/95       6/21/00         950370043     2/6/95      3/30/95
   WPHK621     PITTSBURGH                PA                 6/21/95       6/21/00         950370043     2/6/95      3/30/95
   WPHK621     PITTSBURGH                PA                 6/21/95       6/21/00         950370043     2/6/95      3/30/95
   WPHK621     PITTSBURGH                PA                 6/21/95       6/21/00         950370043     2/6/95      3/30/95

   WPHK639     BONITA SPRINGS            FL        157.7400 6/23/95       6/23/00         950110139     1/11/95     3/30/95
   WPHK639     CORAL SPRINGS             FL                 6/23/95       6/23/00         950110139     1/11/95     3/30/95
   WPHK639     NAPLES                    FL                 6/23/95       6/23/00         950110139     1/11/95     3/30/95
   WPHK639     POMPANO BEACH             FL                 6/23/95       6/23/00         950110139     1/11/95     3/30/95
   WPHK639     POMPANO BEACH             FL                 6/23/95       6/23/00         950110139     1/11/95     3/30/95
   WPHK639     SUNRISE                   FL                 6/23/95       6/23/00         950110139     1/11/95     3/30/95

   WPHK678     CLINTON                   PA        157.7400 6/21/95       6/21/00         950370042     1/11/95     3/30/95
   WPHK678     CORAOPOLIS                PA                 6/21/95       6/21/00         950370042     1/11/95     3/30/95
   WPHK678     KITTANNING                PA                 6/21/95       6/21/00         950370042     1/11/95     3/30/95
   WPHK678     NEW KENSINGTON            PA                 6/21/95       6/21/00         950370042     1/11/95     3/30/95
   WPHK678     PITTSBURGH                PA                 6/21/95       6/21/00         950370042     1/11/95     3/30/95
   WPHK678     WHITE TOWNSHIP            PA                 6/21/95       6/21/00         950370042     1/11/95     3/30/95

   WPHM612     LAFAYETTE                 CA        157.7400 6/20/95       6/20/00         950110154     1/11/95     3/31/95
   WPHM612     SAN PABLO                 CA                 6/20/95       6/20/00         950110154     1/11/95     3/31/95

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPHM612     SAN RAFAEL                CA        157.7400 6/20/95       6/20/00         950110154     1/11/95     3/31/95
   WPHM612     STOCKTON                  CA                 6/20/95       6/20/00         950110154     1/11/95     3/31/95
   WPHM612     STOCKTON                  CA                 6/20/95       6/20/00         950110154     1/11/95     3/31/95
   WPHM612     STOCKTON                  CA                 6/20/95       6/20/00         950110154     1/11/95     3/31/95

   WPHN503     BLOOMINGTON               IN        157.7400 6/15/95       6/15/00         950110133     1/11/95     3/29/95
   WPHN503     COLUMBUS                  IN                 6/15/95       6/15/00         950110133     1/11/95     3/29/95
   WPHN503     LETTS                     IN                 6/15/95       6/15/00         950110133     1/11/95     3/29/95
   WPHN503     SEYMOUR                   IN                 6/15/95       6/15/00         950110133     1/11/95     3/29/95
   WPHN503     TERRE HAUTE               IN                 6/15/95       6/15/00         950110133     1/11/95     3/29/95
   WPHN503     VINCENNES                 IN                 6/15/95       6/15/00         950110133     1/11/95     3/29/95

   WPHN624     MINNEAPOLIS               MN        157.7400 6/15/95       6/15/00         950110127     1/11/95     3/30/95
   WPHN624     MINNEAPOLIS               MN                 6/15/95       6/15/00         950110127     1/11/95     3/30/95
   WPHN624     NEWPORT                   MN                 6/15/95       6/15/00         950110127     1/11/95     3/30/95
   WPHN624     SAINT PAUL                MN                 6/15/95       6/15/00         950110127     1/11/95     3/30/95
   WPHN624     SAINT PAUL                MN                 6/15/95       6/15/00         950110127     1/11/95     3/30/95
   WPHN624     WOODBURY                  MN                 6/15/95       6/15/00         950110127     1/11/95     3/30/95

   WPHN832     BELL POINT                PA        157.7400 6/14/95       6/14/00         950110122     1/11/95     3/29/95
   WPHN832     CORAPOLIS                 PA                 6/14/95       6/14/00         950110122     1/11/95     3/29/95
   WPHN832     CORAPOLIS                 PA                 6/14/95       6/14/00         950110122     1/11/95     3/29/95
   WPHN832     GLENSHAW                  PA                 6/14/95       6/14/00         950110122     1/11/95     3/29/95
   WPHN832     PITTSBURGH                PA                 6/14/95       6/14/00         950110122     1/11/95     3/29/95
   WPHN832     PITTSBURGH                PA                 6/14/95       6/14/00         950110122     1/11/95     3/29/95

   WPHP238     BOULDER                   CO        157.7400 6/16/95       6/16/00         950110159     1/11/95     3/30/95
   WPHP238     FORT COLLINS              CO                 6/16/95       6/16/00         950110159     1/11/95     3/30/95
   WPHP238     FREDERICK                 CO                 6/16/95       6/16/00         950110159     1/11/95     3/30/95
   WPHP238     GREELEY                   CO                 6/16/95       6/16/00         950110159     1/11/95     3/30/95
   WPHP238     KEY WEST                  FL                 6/16/95       6/16/00         950110159     1/11/95     3/30/95
   WPHP238     RAMROD KEY                FL                 6/16/95       6/16/00         950110159     1/11/95     3/30/95

   WPHP240     CONNELLSVILLE             PA        157.7400 6/16/95       6/16/00         950370038     2/6/95      3/30/95
   WPHP240     SALTSBURG                 PA                 6/16/95       6/16/00         950370038     2/6/95      3/30/95

   WPHP241     AURORA                    IL        157.7400 6/20/95       6/20/00         950110167     1/11/95     3/30/95
   WPHP241     CHICAGO RIDGE             IL                 6/20/95       6/20/00         950110167     1/11/95     3/30/95
   WPHP241     HAMMOND                   IL                 6/20/95       6/20/00         950110167     1/11/95     3/30/95
   WPHP241     HOMEWOOD                  IL                 6/20/95       6/20/00         950110167     1/11/95     3/30/95
   WPHP241     LOMBARD                   IL                 6/20/95       6/20/00         950110167     1/11/95     3/30/95
   WPHP241     ROMEOVILLE                IL                 6/20/95       6/20/00         950110167     1/11/95     3/30/95

   WPHP258     FRANKLIN                  IN        157.7400 6/19/95       6/19/00         950110164     1/11/95     4/4/95
   WPHP258     INDIANAPOLIS              IN                 6/19/95       6/19/00         950110164     1/11/95     4/4/95
   WPHP258     MORRISTOWN                IN                 6/19/95       6/19/00         950110164     1/11/95     4/4/95
   WPHP258     STILESVILLE               IN                 6/19/95       6/19/00         950110164     1/11/95     4/4/95
   WPHP258     TERRE HAUTE               IN                 6/19/95       6/19/00         950110164     1/11/95     4/4/95

   WPHP281     ASH GROVE                 IN        157.7400 6/20/95       6/20/00         950110129     1/11/95     3/31/95
   WPHP281     FORT WAYNE                IN                 6/20/95       6/20/00         950110129     1/11/95     3/31/95
   WPHP281     KOKOMO                    IN                 6/20/95       6/20/00         950110129     1/11/95     3/31/95

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPHP282     CANNON FALLS              MN        157.7400 6/19/95       6/19/00         950110125     1/11/95     3/31/95
   WPHP282     LAKE CITY                 MN                 6/19/95       6/19/00         950110125     1/11/95     3/31/95
   WPHP282     NORTHFIELD                MN                 6/19/95       6/19/00         950110125     1/11/95     3/31/95
   WPHP282     NORTHFIELD                MN                 6/19/95       6/19/00         950110125     1/11/95     3/31/95
   WPHP282     NORTHFIELD                MN                 6/19/95       6/19/00         950110125     1/11/95     3/31/95

   WPHP283     JOLIET                    IL        157.7400 6/19/95       6/19/00         950110134     1/11/95     3/31/95
   WPHP283     BOURBONNAIS               IL                 6/19/95       6/19/00         950110134     1/11/95     3/31/95
   WPHP283     CHICAGO HEIGHTS           IL                 6/19/95       6/19/00         950110134     1/11/95     3/31/95
   WPHP283     MOKENA                    IL                 6/19/95       6/19/00         950110134     1/11/95     3/31/95
   WPHP283     PEORIA                    IL                 6/19/95       6/19/00         950110134     1/11/95     3/31/95

   WPHP284     LAKE VILLA                IL        157.7400 6/20/95       6/20/00         950110165     1/11/95     3/31/95
   WPHP284     MCHENRY                   IL                 6/20/95       6/20/00         950110165     1/11/95     3/31/95
   WPHP284     WARREN TWNSHIP            IL                 6/20/95       6/20/00         950110165     1/11/95     3/31/95
   WPHP284     EVANSVILLE                IN                 6/20/95       6/20/00         950110165     1/11/95     3/31/95
   WPHP284     NEW ALBANY                IN                 6/20/95       6/20/00         950110165     1/11/95     3/31/95

   WPHP285     BLOOMINGTON               IL        157.7400 6/19/95       6/19/00         950110168     1/11/95     3/31/95
   WPHP285     DECATUR                   IL                 6/19/95       6/19/00         950110168     1/11/95     3/31/95
   WPHP285     JERSEYVILLE               IL                 6/19/95       6/19/00         950110168     1/11/95     3/31/95
   WPHP285     QUINCY                    IL                 6/19/95       6/19/00         950110168     1/11/95     3/31/95
   WPHP285     EFFINGHAM                 IL                 6/19/95       6/19/00         950110168     1/11/95     3/31/95

   WPHP379     BETHEL PARK               PA        157.7400 6/22/95       6/22/00         950110123     1/11/95     3/31/95
   WPHP379     GLASSPORT                 PA                 6/22/95       6/22/00         950110123     1/11/95     3/31/95
   WPHP379     GREENSBURG                PA                 6/22/95       6/22/00         950110123     1/11/95     3/31/95
   WPHP379     LATROBE                   PA                 6/22/95       6/22/00         950110123     1/11/95     3/31/95
   WPHP379     POTTSTOWN                 PA                 6/22/95       6/22/00         950110123     1/11/95     3/31/95

   WPHP531     MARIPOSA                  CA        157.7400 6/19/95       6/19/00         950110156     1/11/95     3/30/95
   WPHP531     MODESTO                   CA                 6/19/95       6/19/00         950110156     1/11/95     3/30/95
   WPHP531     NILES                     CA                 6/19/95       6/19/00         950110156     1/11/95     3/30/95
   WPHP531     PACIFICA                  CA                 6/19/95       6/19/00         950110156     1/11/95     3/30/95
   WPHP531     SAN MATEO                 CA                 6/19/95       6/19/00         950110156     1/11/95     3/30/95
   WPHP531     WESTLEY                   CA                 6/19/95       6/19/00         950110156     1/11/95     3/30/95

   WPHP532     LOS GATOS                 CA        157.7400 6/19/95       6/19/00         950110157     1/11/95     4/11/95
   WPHP532     MEADOW LAKES              CA                 6/19/95       6/19/00         950110157     1/11/95     4/11/95
   WPHP532     SANTA CRUZ                CA                 6/19/95       6/19/00         950110158     1/11/95     4/11/95
   WPHP532     SANTA CRUZ                CA                 6/19/95       6/19/00         950110158     1/11/95     4/11/95
   WPHP532     SANTA CRUZ                CA                 6/19/95       6/19/00         950110157     1/11/95     4/11/95
   WPHP532     SCOTTS VALLEY             CA                 6/19/95       6/19/00         950110157     1/11/95     4/11/95

   WPHP534     ELKHART                   IN        157.7400 6/19/95       6/19/00         950110126     1/11/95     3/30/95
   WPHP534     SOUTH BEND                IN                 6/19/95       6/19/00         950110126     1/11/95     3/30/95
   WPHP534     MICHIGAN CITY             IN                 6/19/95       6/19/00         950110126     1/11/95     3/30/95
   WPHP534     FAIRDALE                  KY                 6/19/95       6/19/00         950110126     1/11/95     3/30/95
   WPHP534     LEXINGTON                 KY                 6/19/95       6/19/00         950110126     1/11/95     3/30/95
   WPHP534     LOUISVILLE                KY                 6/19/95       6/19/00         950110126     1/11/95     3/30/95

   WPHP542     EAU GALLIE                FL        157.7400 6/22/95       6/22/00         950110144     1/11/95     3/30/95

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPHP542     HAINES                    FL        157.7400 6/22/95       6/22/00         950110144     1/11/95     3/30/95
   WPHP542     LUTZ                      FL                 6/22/95       6/22/00         950110144     1/11/95     3/30/95
   WPHP542     PALM HARBOR               FL                 6/22/95       6/22/00         950110144     1/11/95     3/30/95
   WPHP542     TAMPA                     FL                 6/22/95       6/22/00         950110144     1/11/95     3/30/95
   WPHP542     ZEPHYRHILLS               FL                 6/22/95       6/22/00         950110144     1/11/95     3/30/95

   WPHP557     GLASSPORT                 PA        157.7400 6/20/95       6/20/00         950370039     2/6/95      3/30/95
   WPHP557     JOHNSTOWN                 PA                 6/20/95       6/20/00         950370039     2/6/95      3/30/95
   WPHP557     MEADVILLE                 PA                 6/20/95       6/20/00         950370039     2/6/95      3/30/95
   WPHP557     NEW CASTLE                PA                 6/20/95       6/20/00         950370039     2/6/95      3/30/95
   WPHP557     OAKDALE                   PA                 6/20/95       6/20/00         950370039     2/6/95      3/30/95
   WPHP557     UNIONTOWN                 PA                 6/20/95       6/20/00         950370039     2/6/95      3/30/95

   WPHP618     CHARDON                   OH        157.7400 6/30/95       6/30/00         950110076     1/11/95     3/31/95
   WPHP618     CLEVELAND                 OH                 6/30/95       6/30/00         950110076     1/11/95     3/31/95
   WPHP618     CLEVELAND                 OH                 6/30/95       6/30/00         950110076     1/11/95     3/31/95
   WPHP618     PORT CLINTON              OH                 6/30/95       6/30/00         950110076     1/11/95     3/31/95
   WPHP618     WILLOUGHBY HILLS          OH                 6/30/95       6/30/00         950110076     1/11/95     3/31/95

   WPHP621     MANKATO                   MN        157.7400 6/27/95       6/27/00         950110096     1/11/95     3/31/95
   WPHP621     MARSHALL                  MN                 6/27/95       6/27/00         950110096     1/11/95     3/31/95

   WPHP625     FALLBROOK                 CA        157.7400 6/27/95       6/27/00         950110058     1/11/95     3/31/95
   WPHP625     OCEANSIDE                 CA                 6/27/95       6/27/00         950110058     1/11/95     3/31/95
   WPHP625     SAN CLEMENTE              CA                 6/27/95       6/27/00         950110058     1/11/95     3/31/95
   WPHP625     SAN MARCOS                CA                 6/27/95       6/27/00         950110058     1/11/95     3/31/95
   WPHP625     VISTA                     CA                 6/27/95       6/27/00         950110058     1/11/95     3/31/95

   WPHP669     JUPITER                   FL        157.7400 6/27/95       6/27/00         950110066     1/11/95     3/31/95
   WPHP669     PAHOKEE                   FL                 6/27/95       6/27/00         950110066     1/11/95     3/31/95
   WPHP669     STUART                    FL                 6/27/95       6/27/00         950110066     1/11/95     3/31/95
   WPHP669     VENICE                    FL                 6/27/95       6/27/00         950110066     1/11/95     3/31/95

   WPHP677     CHISHOLM                  MN        157.7400 6/27/95       6/27/00         950110100     1/11/95     3/31/95
   WPHP677     DULUTH                    MN                 6/27/95       6/27/00         950110100     1/11/95     3/31/95
   WPHP677     HIBBING                   MN                 6/27/95       6/27/00         950110100     1/11/95     3/31/95
   WPHP677     MOORHEAD                  MN                 6/27/95       6/27/00         950110100     1/11/95     3/31/95
   WPHP677     SAINT CLOUD               MN                 6/27/95       6/27/00         950110100     1/11/95     3/31/95

   WPHP681     COVINGTON                 KY        157.7400 6/27/95       6/27/00         950110095     1/11/95     3/31/95
   WPHP681     BLUE EARTH                MN                 6/27/95       6/27/00         950110095     1/11/95     3/31/95
   WPHP681     ROCHESTER                 MN                 6/27/95       6/27/00         950110095     1/11/95     3/31/95
   WPHP681     ROCHESTER                 MN                 6/27/95       6/27/00         950110095     1/11/95     3/31/95

   WPHP701     CANNON FALLS              MN        157.7400 6/20/95       6/20/00         950110097     1/11/95     3/30/95
   WPHP701     GAYLORD                   MN                 6/20/95       6/20/00         950110097     1/11/95     3/30/95
   WPHP701     LE SUEUR                  MN                 6/20/95       6/20/00         950110097     1/11/95     3/30/95
   WPHP701     RED WING                  MN                 6/20/95       6/20/00         950110097     1/11/95     3/30/95
   WPHP701     RED WING                  MN                 6/20/95       6/20/00         950110097     1/11/95     3/30/95
   WPHP701     RED WING                  MN                 6/20/95       6/21/00         950110097     1/11/95     3/30/95

   WPHP705     EL CENTRO                 CA        157.7400 6/20/95       6/20/00         950110148     1/11/95     3/30/95

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPHP705     LA JOLLA                  CA        157.7400 6/20/95       6/20/00         950110148     1/11/95     3/30/95
   WPHP705     SAN DIEGO                 CA                 6/20/95       6/20/00         950110148     1/11/95     3/30/95
   WPHP705     SAN DIEGO                 CA                 6/20/95       6/20/00         950110148     1/11/95     3/30/95
   WPHP705     SAN DIEGO                 CA                 6/20/95       6/20/00         950110148     1/11/95     3/30/95
   WPHP705     SANTEE                    CA                 6/20/95       6/20/00         950110148     1/11/95     3/30/95

   WPHP706     CHICO                     CA        157.7400 6/20/95       6/20/00         950110151     1/11/95     3/30/95
   WPHP706     OROVILLE                  CA                 6/20/95       6/20/00         950110151     1/11/95     3/30/95
   WPHP706     RED BLUFF                 CA                 6/20/95       6/20/00         950110151     1/11/95     3/30/95

   WPHP708     FORT WALT BEACH           FL        157.7400 6/20/95       6/20/00         950110147     1/11/95     3/30/95
   WPHP708     NAVARRE                   FL                 6/20/95       6/20/00         950110147     1/11/95     3/30/95
   WPHP708     SOUTHPORT                 FL                 6/20/95       6/20/00         950110147     1/11/95     3/30/95
   WPHP708     TALLAHASSEE               FL                 6/20/95       6/20/00         950110147     1/11/95     3/30/95
   WPHP708     TALLAHASSEE               FL                 6/20/95       6/20/00         950110147     1/11/95     3/30/95
   WPHP708     TALLAHASSEE               FL                 6/20/95       6/20/00         950110147     1/11/95     3/30/95

   WPHP710     GRASS VALLEY              CA        157.7400 6/20/95       6/20/00         950110161     1/11/95     3/30/95
   WPHP710     NEWCASTLE                 CA                 6/20/95       6/20/00         950110161     1/11/95     3/30/95
   WPHP710     SOUTH LAKE TAHOE          CA                 6/20/95       6/20/00         950110161     1/11/95     3/30/95
   WPHP710     SUTTER                    CA                 6/20/95       6/20/00         950110161     1/11/95     3/30/95
   WPHP710     TAHOE CITY                CA                 6/20/95       6/20/00         950110161     1/11/95     3/30/95
   WPHP710     UKIAH                     CA                 6/20/95       6/20/00         950110161     1/11/95     3/30/95

   WPHP711     ANDERSON                  IN        157.7400 6/20/95       6/20/00         950110162     1/11/95     3/30/95
   WPHP711     ATTICA                    IN                 6/20/95       6/20/00         950110162     1/11/95     3/30/95
   WPHP711     FRANKFORT                 IN                 6/20/95       6/20/00         950110162     1/11/95     3/30/95
   WPHP711     LEBANON                   IN                 6/20/95       6/20/00         950110162     1/11/95     3/30/95
   WPHP711     MUNCIE                    IN                 6/20/95       6/20/00         950110162     1/11/95     3/30/95
   WPHP711     NOBLESVILLE               IN                 6/20/95       6/20/00         950110162     1/11/95     3/30/95

   WPHP715     BENSALEM                  PA        157.7400 6/20/95       6/20/00         950110078     1/11/95     3/31/95
   WPHP715     FELLISBURG                PA                 6/20/95       6/20/00         950110078     1/11/95     3/31/95
   WPHP715     KING OF PRUSSIA           PA                 6/20/95       6/20/00         950110078     1/11/95     3/31/95
   WPHP715     WASHINGTON                PA                 6/20/95       6/20/00         950110078     1/11/95     3/31/95
   WPHP715     PHILADELPHIA              PA                 6/20/95       6/20/00         950110078     1/11/95     3/31/95

   WPHP746     CINCINNATI                OH        157.7400 6/22/95       6/22/00         950110091     1/11/95     3/30/95
   WPHP746     CINCINNATI                OH                 6/22/95       6/22/00         950110091     1/11/95     3/30/95
   WPHP746     CINCINNATI                OH                 6/22/95       6/22/00         950110091     1/11/95     3/30/95
   WPHP746     MIDDLETOWN                OH                 6/22/95       6/22/00         950110091     1/11/95     3/30/95
   WPHP746     MORROW                    OH                 6/22/95       6/22/00         950110091     1/11/95     3/30/95
   WPHP746     XENIA                     OH                 6/22/95       6/22/00         950110091     1/11/95     3/30/95

   WPHP755     JOHNSTOWN                 PA        157.7400 6/23/95       6/23/00         950110079     1/11/95     3/30/95
   WPHP755     PERKASIE                  PA                 6/23/95       6/23/00         950110079     1/11/95     3/30/95
   WPHP755     PITTSBURGH                PA                 6/23/95       6/23/00         950110079     1/11/95     3/30/95
   WPHP755     PITTSBURGH                PA                 6/23/95       6/23/00         950110079     1/11/95     3/30/95
   WPHP755     READING                   PA                 6/23/95       6/23/00         950110079     1/11/95     3/30/95
   WPEP755     WILKINSBURG               PA                 6/23/95       6/23/00         950110079     1/11/95     3/30/95

   WPHP756     ALLENTOWN                 PA        157.7400 6/23/95       6/23/00         950110080     1/11/95     3/30/95

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPHP756     EVANS CITY                PA        157.7400 6/23/95       6/23/00         950110080     1/11/95     3/30/95
   WPHP756     FREEDOM                   PA                 6/23/95       6/23/00         950110080     1/11/95     3/30/95
   WPHP756     GEORGETOWN                PA                 6/23/95       6/23/00         950110080     1/11/95     3/30/95
   WPHP756     INDIANA                   PA                 6/23/95       6/23/00         950110080     1/11/95     3/30/95
   WPHP756     BRIDGEWATER               PA                 6/23/95       6/23/00         950110080     1/11/95     3/30/95

   WPHP766     BUTLER                    PA        157.7400 6/23/95       6/23/00         950110081     1/11/95     3/30/95
   WPHP766     HERMITAGE                 PA                 6/23/95       6/23/00         950110081     1/11/95     3/30/95
   WPHP766     NEW CASTLE                PA                 6/23/95       6/23/00         950110081     1/11/95     3/30/95
   WPHP766     SCRANTON                  PA                 6/23/95       6/23/00         950110081     1/11/95     3/30/95
   WPHP766     WILKES BARRE              PA                 6/23/95       6/23/00         950110081     1/11/95     3/30/95
   WPHP766     KITANNING                 PA                 6/23/95       6/23/00         950110081     1/11/95     3/30/95

   WPHP775     LOS ALTOS                 CA        157.7400 6/23/95       6/23/00         950110109     1/11/95     3/30/95
   WPHP775     MERCED                    CA                 6/23/95       6/23/00         950110109     1/11/95     3/30/95
   WPHP775     MORGAN HILL               CA                 6/23/95       6/23/00         950110109     1/11/95     3/30/95
   WPHP775     PALO ALTO                 CA                 6/23/95       6/23/00         950110109     1/11/95     3/30/95
   WPHP775     SAN JOSE                  CA                 6/23/95       6/23/00         950110109     1/11/95     3/30/95
   WPHP775     SANTA CLARA               CA                 6/23/95       6/23/00         950110109     1/11/95     3/30/95

   WPHP988     AURORA                    CO        157.7400 6/26/95       6/26/00         950110138     1/11/95     3/30/95
   WPHP988     BOULDER                   CO                 6/26/95       6/26/00         950110138     1/11/95     3/30/95
   WPHP988     DENVER                    CO                 6/26/95       6/26/00         950110138     1/11/95     3/30/95
   WPHP988     DENVER                    CO                 6/26/95       6/26/00         950110138     1/11/95     3/30/95
   WPHP988     GOLDEN                    CO                 6/26/95       6/26/00         950110138     1/11/95     3/30/95
   WPHP988     VAIL                      CO                 6/26/95       6/26/00         950110138     1/11/95     3/30/95

   WPHQ212     HOULTON                   WI        157.7400 6/26/95       6/26/00         950110135     1/11/95     3/30/95
   WPHQ212     MADISON                   WI                 6/26/95       6/26/00         950110135     1/11/95     3/30/95
   WPHQ212     MILWAUKEE                 WI                 6/26/95       6/26/00         950110135     1/11/95     3/30/95
   WPHQ212     YORKVILLE                 WI                 6/26/95       6/26/00         950110135     1/11/95     3/30/95
   WPHQ212     CHEYENNE                  WY                 6/26/95       6/26/00         950110135     1/11/95     3/30/95

   WPHQ214     BOWLING GREEN             OH        157.7400 6/30/95       6/30/00         950110137     1/11/95     3/30/95
   WPHQ214     ELYRIA                    OH                 6/30/95       6/30/00         950110137     1/11/95     3/30/95
   WPHQ214     FREMONT                   OH                 6/30/95       6/30/00         950110137     1/11/95     3/30/95
   WPHQ214     NILES                     OH                 6/30/95       6/30/00         950110137     1/11/95     3/30/95
   WPHQ214     RICHFIELD                 OH                 6/30/95       6/30/00         950110137     1/11/95     3/30/95
   WPHQ214     TWINSBURG                 OH                 6/30/95       6/30/00         950110137     1/11/95     3/30/95

   WPHQ216     HOMESTEAD                 FL        157.7400 6/26/95       6/26/00         950110140     1/11/95     3/30/95
   WPHQ216     KEY LARGO                 FL                 6/26/95       6/26/00         950110140     1/11/95     3/30/95
   WPHQ216     MARATHON                  FL                 6/26/95       6/26/00         950110140     1/11/95     3/30/95
   WPHQ216     MIAMI                     FL                 6/26/95       6/26/00         950110140     1/11/95     3/30/95
   WPHQ216     PERRINE                   FL                 6/26/95       6/26/00         950110140     1/11/95     3/30/95
   WPHQ216     PLANTATI0N KEY            FL                 6/26/95       6/26/00         950110140     1/11/95     3/30/95

   WPHQ821     BEDFORD HILLS             NY        157.7400 6/26/95       6/26/00         950110087     1/11/95     3/30/95
   WPHQ821     MANOPAC                   NY                 6/26/95       6/26/00         950110087     1/11/95     3/30/95
   WPHQ821     MIDDLETOWN                NY                 6/26/95       6/26/00         950110087     1/11/95     3/30/95
   WPHQ821     PAWLING                   NY                 6/26/95       6/26/00         950110087     1/11/95     3/30/95
   WPHQ821     PORT EWEN                 NY                 6/26/95       6/26/00         950110087     1/11/95     3/30/95
   WPHQ821     PUTNAM VALLEY             NY                 6/26/95       6/26/00         950110087     1/11/95     3/30/95

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPHQ825     BUNNELL                   FL        157.7400 6/28/95       6/28/00         950110085     1/11/95     3/30/95
   WPHQ825     DAYTONA BEACH             FL                 6/28/95       6/28/00         950110085     1/11/95     3/30/95
   WPHQ825     NEW SMYRNA BEACH          FL                 6/28/95       6/28/00         950110085     1/11/95     3/30/95
   WPHQ825     OCALA                     FL                 6/28/95       6/28/00         950110085     1/11/95     3/30/95
   WPHQ825     OCALA                     FL                 6/28/95       6/28/00         950110085     1/11/95     3/30/95
   WPHQ825     ORMOND BEACH              FL                 6/28/95       6/28/00         950110085     1/11/95     3/30/95

   WPHQ851     ABERDEEN                  WA        157.7400 6/28/95       6/28/00         950110082     1/11/95     3/30/95
   WPHQ851     CHEHALIS                  WA                 6/28/95       6/28/00         950110082     1/11/95     3/30/95
   WPHQ851     ENUMCLAW                  WA                 6/28/95       6/28/00         950110082     1/11/95     3/30/95
   WPHQ851     ORTING                    WA                 6/28/95       6/28/00         950110082     1/11/95     3/30/95
   WPHQ851     TUMWATER                  WA                 6/28/95       6/28/00         950110082     1/11/95     3/30/95
   WPHQ851     YAKIMA                    WA                 6/28/95       6/28/00         950110082     1/11/95     3/30/95

   WPHQ898     COTTONWOOD                AZ        157.7400 6/27/95       6/27/00         950110149     1/11/95     3/31/95
   WPHQ898     FENNEMORE                 AZ                 6/27/95       6/27/00         950110149     1/11/95     3/31/95
   WPHQ898     FLAGSTAFF                 AZ                 6/27/95       6/27/00         950110149     1/11/95     3/31/95
   WPHQ898     PHOENIX                   AZ                 6/27/95       6/27/00         950110149     1/11/95     3/31/95
   WPHQ898     SCOTTSDALE                AZ                 6/27/95       6/27/00         950110149     1/11/95     3/31/95
   WPHQ898     DULZURA                   CA                 6/27/95       6/27/00         950110149     1/11/95     3/31/95

   WPHR228     AMHERST                   OH        157.7400 7/5/95        7/5/00          950110094     1/11/95     3/30/95
   WPHR228     AVON                      OH                 7/5/95        7/5/00          950110094     1/11/95     3/30/95
   WPHR229     LORAIN                    OH                 7/5/95        7/5/00          950110094     1/11/95     3/30/95
   WPHR228     NORTH OLMSTED             OH                 7/5/95        7/5/00          950110094     1/11/95     3/30/95
   WPHR228     PARMA                     OH                 7/5/95        7/5/00          950110094     1/11/95     3/30/95
   WPHR228     YATES CORNER              OH                 7/5/95        7/5/00          950110094     1/11/95     3/30/95

   WPHR371     BARSTOW                   CA        157.7400 6/28/95       6/28/00         950110070     1/11/95     3/30/95
   WPHR371     PALMDALE                  CA                 6/28/95       6/28/00         950110070     1/11/95     3/30/95
   WPHR371     SAN FERNANDO              CA                 6/28/95       6/28/00         950110070     1/11/95     3/30/95
   WPHR371     SANTA BARBARA             CA                 6/28/95       6/28/00         950110070     1/11/95     3/30/95
   WPHR371     SANTA MARIA               CA                 6/28/95       6/28/00         950110070     1/11/95     3/30/95
   WPHR371     VICTORVILLE               CA                 6/28/95       6/28/00         950110070     1/11/95     3/30/95

   WPHR372     BOCA RATON                FL        157.7400 6/29/95       6/29/00         950110067     1/11/95     3/30/95
   WPHR372     BONITA SPRINGS            FL                 6/29/95       6/29/00         950110067     1/11/95     3/30/95
   WPHR372     BOYNTON BEACH             FL                 6/29/95       6/29/00         950110067     1/11/95     3/30/95
   WPHR372     CORK SCREW                FL                 6/29/95       6/29/00         950110067     1/11/95     3/30/95
   WPHR372     LEHIGH ACRES              FL                 6/29/95       6/29/00         950110067     1/11/95     3/30/95
   WPHR372     SOUTH PALM BEACH          FL                 6/29/95       6/29/00         950110067     1/11/95     3/30/95

   WPHR373     DONNELLSON                IL        157.7400 6/26/95       6/26/00         950110069     1/11/95     3/30/95
   WPHR373     EDWARDSVILLE              IL                 6/26/95       6/26/00         950110069     1/11/95     3/30/95
   WPHR373     FAIRVIEW HEIGHTS          IL                 6/26/95       6/26/00         950110069     1/11/95     3/30/95
   WPHR373     GODFREY                   IL                 6/26/95       6/26/00         950110069     1/11/95     3/30/95
   WPHR373     HIGHLAND                  IL                 6/26/95       6/26/00         950110069     1/11/95     3/30/95
   WPER373     MOUNT OLIVE               IL                 6/26/95       6/26/00         950110069     1/11/95     3/30/95

   WPHR374     BRADENTON                 FL        157.7400 6/26/95       6/26/00         950110065     1/11/95     3/30/95
   WPHR374     FORT PIERCE               FL                 6/26/95       6/26/00         950110065     1/11/95     3/30/95

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPHR374     SARASOTA                  FL        157.7400 6/26/95       6/26/00         950110065     1/11/95     3/30/95
   WPHR374     SARASOTA                  FL                 6/26/95       6/26/00         950110065     1/11/95     3/30/95
   WPHR374     SARASOTA                  FL                 6/26/95       6/26/00         950110065     1/11/95     3/30/95
   WPHR374     SEBRING                   FL                 6/26/95       6/26/00         950110065     1/11/95     3/30/95

   WPHR380     LAKELAND                  FL        157.7400 6/26/95       6/26/00         950110063     1/11/95     3/30/95
   WPHR380     OLDSMAR                   FL                 6/26/95       6/26/00         950110063     1/11/95     3/30/95
   WPHR380     PALM BAY                  FL                 6/26/95       6/26/00         950110063     1/11/95     3/30/95
   WPHR380     PLANT CITY                FL                 6/26/95       6/26/00         950110063     1/11/95     3/30/95
   WPHR380     TAMPA                     FL                 6/26/95       6/26/00         950110063     1/11/95     3/30/95
   WPHR380     WINTER HAVEN              FL                 6/26/95       6/26/00         950110063     1/11/95     3/30/95

   WPHR381     COCOA                     FL        157.7400 6/26/95       6/26/00         950110062     1/11/95     3/30/95
   WPHR381     DADE CITY                 FL                 6/26/95       6/26/00         950110062     1/11/95     3/30/95
   WPHR381     KISSIMMEE                 FL                 6/26/95       6/26/00         950110062     1/11/95     3/30/95
   WPHR381     LAKE BUENA VISTA          FL                 6/26/95       6/26/00         950110062     1/11/95     3/30/95
   WPHR381     PORT RICHEY               FL                 6/26/95       6/26/00         950110062     1/11/95     3/30/95
   WPHR381     PORT RICHEY               FL                 6/26/95       6/26/00         950110062     1/11/95     3/30/95

   WPHR382     FERNDALE                  FL        157.7400 6/26/95       6/26/00         950110061     1/11/95     3/30/95
   WPHR382     LECANTO                   FL                 6/26/95       6/26/00         950110061     1/11/95     3/30/95
   WPHR382     LEESBURG                  FL                 6/26/95       6/26/00         950110061     1/11/95     3/30/95
   WPHR382     LONGWOOD                  FL                 6/26/95       6/26/00         950110061     1/11/95     3/30/95
   WPHR382     LONGWOOD                  FL                 6/26/95       6/26/00         950110061     1/11/95     3/30/95
   WPHR382     ORANGE CITY               FL                 6/26/95       6/26/00         950110061     1/11/95     3/30/95

   WPHR397     SAN BERNARDINO            CA        157.7400 6/26/95       6/26/00         950110071     1/11/95     3/30/95
   WPHR397     CRESTLINE                 CA                 6/26/95       6/26/00         950110071     1/11/95     3/30/95
   WPHR397     PASADENA                  CA                 6/26/95       6/26/00         950110071     1/11/95     3/30/95
   WPHR397     POMONA                    CA                 6/26/95       6/26/00         950110071     1/11/95     3/30/95
   WPHR397     RUNNING SPRINGS           CA                 6/26/95       6/26/00         950110071     1/11/95     3/30/95
   WPHR397     SIMI VALLEY               CA                 6/26/95       6/26/00         950110071     1/11/95     3/30/95

   WPHR401     INDIAN PEAK               NY        157.7400 6/26/95       6/26/00         950110115     1/11/95     3/30/95
   WPHR401     OSSINING                  NY                 6/26/95       6/26/00         950110115     1/11/95     3/30/95
   WPHR401     PORT JEFFERSON            NY                 6/26/95       6/26/00         950110115     1/11/95     3/30/95
   WPHR401     VALHALLA                  NY                 6/26/95       6/26/00         950110115     1/11/95     3/30/95
   WPHR401     WESLEY HILLS              NY                 6/26/95       6/26/00         950110115     1/11/95     3/30/95
   WPHR401     WHITE PLAINS              NY                 6/26/95       6/26/00         950110115     1/11/95     3/30/95

   WPHR404     ALBUQUERQUE               NM        157.7400 6/26/95       6/26/00         950110118     1/11/95     3/30/95
   WPHR404     ALBUQUERQUE               NM                 6/26/95       6/26/00         950110118     1/11/95     3/30/95
   WPHR404     LOS ALAMOS                NM                 6/26/95       6/26/00         950110118     1/11/95     3/30/95
   WPHR404     SANTA FE                  NM                 6/26/95       6/26/00         950110118     1/11/95     3/30/95
   WPHR404     SANTE FE                  NM                 6/26/95       6/26/00         950110118     1/11/95     3/30/95
   WPHR404     LAUGHLIN                  NV                 6/26/95       6/26/00         950110118     1/11/95     3/30/95

   WPHR405     GARY                      IN        157.7400 6/27/95       6/27/00         950110055     1/11/95     3/30/95
   WPHR405     HAMMOND                   IN                 6/27/95       6/27/00         950110055     1/11/95     3/30/95
   WPHR405     MERRILLVILLE              IN                 6/27/95       6/27/00         950110055     1/11/95     3/30/95
   WPHR405     VALPARAISO                IN                 6/27/95       6/27/00         950110055     1/11/95     3/30/95
   WPHR405     WARSAW                    IN                 6/27/95       6/27/00         950110055     1/11/95     3/30/95
   WPHR405     WHEELER                   IN                 6/27/95       6/27/00         950110055     1/11/95     3/30/95

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPHR406     CAMBRIDGE                 MN        157.7400 6/27/95       6/27/00         950110119     1/11/95     3/30/95
   WPHR406     ELK RIVER                 MN                 6/27/95       6/27/00         950110119     1/11/95     3/30/95
   WPHR406     MONTICELLO                MN                 6/27/95       6/27/00         950110119     1/11/95     3/30/95
   WPHR406     SAINT CLOUD               MN                 6/27/95       6/27/00         950110119     1/11/95     3/30/95
   WPHR406     SAINT CLOUD               MN                 6/27/95       6/27/00         950110119     1/11/95     3/30/95
   WPHR406     SODERVILLE                MN                 6/27/95       6/27/00         950110119     1/11/95     3/30/95

   WPHR621     AUSTINTOWN                OH        157.7400 7/7/95        7/7/00          950110093     1/11/95     3/30/95
   WPHR621     COPLEY                    OH                 7/7/95        7/7/00          950110093     1/11/95     3/30/95
   WPHR621     KENT                      OH                 7/7/95        7/7/00          950110093     1/11/95     3/30/95
   WPHR621     MEDINA                    OH                 7/7/95        7/7/00          950110093     1/11/95     3/30/95
   WPHR621     RAVENNA                   OH                 7/7/95        7/7/00          950110093     1/11/95     3/30/95
   WPHR621     WADSWORTH                 OH                 7/7/95        7/7/00          950110093     1/11/95     3/30/95

   WPHR647     GLEN OAKS                 NY        157.7400 6/28/95       6/28/00         950110103     1/11/95     3/30/95
   WPHR647     HALF HOLLOW               NY                 6/28/95       6/28/00         950110103     1/11/95     3/30/95
   WPHR647     ISLIP                     NY                 6/28/95       6/28/00         950110103     1/11/95     3/30/95
   WPHR647     NEW YORK                  NY                 6/28/95       6/28/00         950110103     1/11/95     3/30/95
   WPHR647     NEW YORK                  NY                 6/28/95       6/28/00         950110103     1/11/95     3/30/95
   WPHR647     PLAINVIEW                 NY                 6/28/95       6/28/00         950110103     1/11/95     3/30/95

   WPHR679     ATTICA                    MI        157.7400 6/29/95       6/29/00         942640045     9/21/94     11/2/94
   WPHR679     NEW BALTIMORE             MI                 6/29/95       6/29/00         942640045     9/21/94     11/2/94
   WPHR679     NOVI                      MI                 6/29/95       6/29/00         942640045     9/21/94     ll/2/94
   WPHR679     PORT HURON                MI                 6/29/95       6/29/00         942640045     9/21/94     11/2/94
   WPHR679     TRENTON                   MI                 6/29/95       6/29/00         942640045     9/21/94     11/2/94

   WPHR696     ERIE                      PA        157.7400 6/30/95       6/30/00         950110121     1/11/95     3/30/95
   WPHR696     ERIE                      PA                 6/30/95       6/30/00         950110121     1/11/95     3/30/95
   WPHR696     MEADVILLE                 PA                 6/30/95       6/30/00         950110121     1/11/95     3/30/95
   WPHR696     CAMAS                     WA                 6/30/95       6/30/00         950110121     1/11/95     3/30/95
   WPHR696     CASTLE ROCK               WA                 6/30/95       6/30/00         950110121     1/11/95     3/30/95
   WPHR696     RICHLAND                  WA                 6/30/95       6/30/00         950110121     1/11/95     3/30/95

   WPHR699     ASHTABULA                 OH        157.7400 6/30/95       6/30/00         950110136     1/11/95     3/31/95
   WPHR699     PAINESVILLE               OH                 6/30/95       6/30/00         950110136     1/11/95     3/31/95
   WPHR699     THOMPSON                  OH                 6/30/95       6/30/00         950110136     1/11/95     3/31/95
   WPHR699     MEDFORD                   OR                 6/30/95       6/30/00         950110136     1/11/95     3/31/95
   WPHR699     ROSEBURG                  OR                 6/30/95       6/30/00         950110136     1/11/95     3/31/95

   WPHR701     COLUMBIA                  SC         75.9800 6/30/95       6/30/00                 0
   WPHR701     COLUMBIA                  SC         72.6800 6/30/95       6/30/00                 0
   WPHR701     COLUMBIA                  SC         72.8400 6/30/95       6/30/00                 0
   WPHR701     COLUMBIA                  SC         75.9600 6/30/95       6/30/00                 0

   WPHS453     CALISTOGA                 CA        157.7400 7/11/95       7/11/00         950110153     1/11/95     6/30/95
   WPHS453     CAMERONPARK               CA                 7/11/95       7/11/00         950110153     1/11/95     6/30/95
   WPHS453     POLLOCK PINES             CA                 7/11/95       7/11/00         950110153     1/11/95     6/30/95
   WPHS453     RANCHO CORDOVA            CA                 7/11/95       7/11/00         950110153     1/11/95     6/30/95
   WPHS453     SACRAMENTO                CA                 7/11/95       7/11/00         950110153     1/11/95     6/30/95
   WPHS453     SACRAMENTO                CA                 7/11/95       7/11/00         950110153     1/11/95     6/30/95

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPHS951     COLUMBIA                  SC        157.7400 7/28/95       7/28/00         950950062     4/7/95      5/11/95
   WPHS951     GASTON                    SC                 7/28/95       7/28/00         950950062     5/11/95     5/11/95

   WPHU364     LAKE CITY                 FL        157.7400 7/12/95       7/12/00         950110146     1/11/95     7/6/95
   WPHU364     MIDDLEBURG                FL                 7/12/95       7/12/00         950110146     1/11/95     7/6/95
   WPHU364     PALATKA                   FL                 7/12/95       7/12/00         950110146     1/11/95     7/6/95
   WPHU364     ST. AUGUSTINE             FL                 7/12/95       7/12/00         950110146     1/11/95     7/6/95
   WPHU364     WACAHOTA                  FL                 7/12/95       7/12/00         950110146     1/11/95     7/6/95

   WPHU404     CHICAGO                   IL        157.7400 7/13/95       7/13/00         950110166     1/11/95     6/30/95
   WPHU404     CHICAGO                   IL                 7/13/95       7/13/00         950110166     1/11/95     6/30/95
   WPHU404     ELGIN                     IL                 7/13/95       7/13/00         950110166     1/11/95     6/30/95
   WPHU404     MAYWOOD                   IL                 7/13/95       7/13/00         950110166     1/11/95     6/30/95
   WPHU404     SYCAMORE                  IL                 7/13/95       7/13/00         950110166     1/11/95     6/30/95

   WPHU420     CASTLE ROCK               CO        157.7400 7/17/95       7/17/00         950110160     1/11/95     7/7/95
   WPHU420     COLORADO SPRINGS          CO                 7/17/95       7/17/00         950110160     1/11/95     7/7/95
   WPHU420     ASPEN                     CO                 7/17/95       7/17/00         950110160     1/11/95     7/7/95
   WPHU420     SEDALIA                   CO                 7/17/95       7/17/00         950110160     1/11/95     7/7/95

   WPHV256     COSTA MESA                CA        157.7400 7/19/95       7/19/00         950110057     1/11/95     7/11/95
   WPHV256     LAGUNA HILLS              CA                 7/19/95       7/19/00         950110057     1/11/95     7/11/95
   WPHV256     NEWPORT BEACH             CA                 7/19/95       7/19/00         950110057     1/11/95     7/11/95
   WPHV256     RANCHOS PALOS VE          CA                 7/19/95       7/19/00         950110057     1/11/95     7/11/95

   WPHV257     BEAUMONT                  CA        157.7400 7/19/95       7/19/00         950110074     1/11/95     7/11/95
   WPHV257     FULLERTON                 CA                 7/19/95       7/19/00         950110074     1/11/95     7/11/95
   WPHV257     LOS ANGELES               CA                 7/19/95       7/19/00         950110074     1/11/95     7/11/95
   WPHV257     PALM SPRINGS              CA                 7/19/95       7/19/00         950110074     1/11/95     7/11/95
   WPHV257     SUNNYMEAD                 CA                 7/19/95       7/19/00         950110074     1/11/95     7/11/95

   WPHV258     CANTON                    OH        157.7400 7/19/95       7/19/00         950110092     1/11/95     7/11/95
   WPHV258     MANSFIELD                 OH                 7/19/95       7/19/00         950110092     1/11/95     7/11/95
   WPHV258     NEW PHILADELPHIA          OH                 7/19/95       7/19/00         950110092     1/11/95     7/11/95
   WPHV258     SPRINGFIELD               OH                 7/19/95       7/19/00         950110092     1/11/95     7/11/95

   WPHV259     HILLSDALE                 MI        157.7400 7/19/95       7/19/00         942640057     9/21/94     12/7/94
   WPHV259     SOMERSET                  MI                 7/19/95       7/19/00         942640057     9/21/94     12/7/94
   WPHV259     HASTING                   MI                 7/19/95       7/19/00         942640057     9/21/94     12/7/94

   WPHV347     FORT LAUDERDALE           FL        157.7400 7/21/95       7/21/00         950110158     1/11/95     7/6/95
   WPHV347     KENDALL                   FL                 7/21/95       7/21/00         950110158     1/11/95     7/6/95
   WPHV347     MIAMI                     FL                 7/21/95       7/21/00         950110158     1/11/95     7/6/95
   WPHV347     MIAMI                     FL                 7/21/95       7/21/00         950110158     1/11/95     7/6/95
   WPHV347     MIRAMAR                   FL                 7/21/95       7/21/00         950110158     1/11/95     7/6/95

   WPHV358     AVON PARK                 FL        157.7400 7/21/95       7/21/00         950110143     1/11/95     7/13/95
   WPHV358     SUN CITY                  FL                 7/21/95       7/21/00         950110143     1/11/95     7/13/95
   WPHV358     VERO BEACH                FL                 7/21/95       7/21/00         950110143     1/11/95     7/13/95
   WPHV358     WABASSO                   FL                 7/21/95       7/21/00         950110143     1/11/95     7/13/95
   WPHV358     WAUCHULA                  FL                 7/21/95       7/21/00         950110143     1/11/95     7/13/95

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPHV399     LIVERMORE                 CA        157.7400 7/24/95       7/24/00         950110155     1/11/95     7/11/95
   WPHV399     OAKLAND                   CA                 7/24/95       7/24/00         950110155     1/11/95     7/11/95
   WPHV399     OAKLAND                   CA                 7/24/95       7/24/00         950110155     1/11/95     7/11/95
   WPHV399     OAKLAND                   CA                 7/24/95       7/24/00         950110155     1/11/95     7/11/95
   WPHV399     SAN FRANCISCO             CA                 7/24/95       7/24/00         950110155     1/11/95     7/11/95
   WPHV399     SAN FRANCISCO             CA                 7/24/95       7/24/00         950110155     1/11/95     7/11/95

   WPHV923     CARMEL                    CA        157.7400 7/21/95       7/21/00         950110110     1/11/95     7/17/95
   WPHV923     FIREBAUGH                 CA                 7/21/95       7/21/00         950110110     1/11/95     7/17/95
   WPHV923     FRESNO                    CA                 7/21/95       7/21/00         950110110     1/11/95     7/17/95
   WPHV923     MIRAMONTE                 CA                 7/21/95       7/21/00         950110110     1/11/95     7/17/95
   WPHV923     SALINAS                   CA                 7/21/95       7/21/00         950110110     1/11/95     7/17/95

   WPHV924     GLENDALE                  CA        157.7400 7/21/95       7/21/00         950110072     1/11/95     7/17/95
   WPHV924     OXNARD                    CA                 7/21/95       7/21/00         950110072     1/11/95     7/17/95
   WPHV924     PASADENA                  CA                 7/21/95       7/21/00         950110072     1/11/95     7/17/95
   WPHV924     THOUSAND OAKS             CA                 7/21/95       7/21/00         950110072     1/11/95     7/17/95
   WPHV924     TWENTYNINE PALMS          CA                 7/21/95       7/21/00         950110072     1/11/95     7/17/95

   WPHV925     HOLLYWOOD                 CA        157.7400 7/21/95       7/21/00         950110073     1/11/95     7/17/95
   WPHV925     JOSHUA TREE               CA                 7/21/95       7/21/00         950110073     1/11/95     7/17/95
   WPHV925     LOMA LINDA                CA                 7/21/95       7/21/00         950110073     1/11/95     7/17/95
   WPHV925     LOS ANGELES               CA                 7/21/95       7/21/00         950110073     1/11/95     7/17/95
   WPHV925     MALIBU                    CA                 7/21/95       7/21/00         950110073     1/11/95     7/17/95

   WPHV926     ANAHEIM                   CA        157.7400 7/21/95       7/21/00         950110075     1/11/95     7/17/95
   WPHV926     CORONA                    CA                 7/21/95       7/21/00         950110075     1/11/95     7/17/95
   WPHV926     INDIO                     CA                 7/21/95       7/21/00         950110075     1/11/95     7/17/95
   WPHV926     SAN JACINTO               CA                 7/21/95       7/21/00         950110075     1/11/95     7/17/95
   WPHV926     SIGNAL HILL               CA                 7/21/95       7/21/00         950110075     1/11/95     7/17/95

   WPHV927     BILLINGS                  MT        157.7400 7/21/95       7/21/00         950110101     1/11/95     7/17/95
   WPHV927     OMAHA                     NE                 7/21/95       7/21/00         950110101     1/11/95     7/17/95
   WPHV927     OMAHA                     NE                 7/21/95       7/21/00         950110101     1/11/95     7/17/95
   WPHV927     ALBUQUERQUE               NM                 7/21/95       7/21/00         950110101     1/11/95     7/17/95
   WPHV927     LAS CRUCES                NM                 7/21/95       7/21/00         950110101     1/11/95     7/17/95

   WPHV928     ARDEN HILLS               MN        157.7400 7/21/95       7/21/00         950110099     1/11/95     7/17/95
   WPHV928     BUFFALO                   MN                 7/21/95       7/21/00         950110099     1/11/95     7/17/95
   WPHV928     MAPLE PLAIN               MN                 7121/95       7/21/00         950110099     1/11/95     7/17/95
   WPHV928     MINNEAPOLIS               MN                 7/21/95       7/21/00         950110099     1/11/95     7/17/95
   WPHV928     MINNEAPOLIS               MN                 7/21/95       7/21/00         950110099     1/11/95     7/17/95

   WPHV942     CORVALLIS                 OR        157.7400 7/24/95       7/24/00         950110077     1/11/95     7/11/95
   WPHV942     EUGENE                    OR                 7/24/95       7/24/00         950110077     1/11/95     7/11/95
   WPHV942     PORTLAND                  OR                 7/24/95       7/24/00         950110077     1/11/95     7/11/95
   WPHV942     PORTLAND                  OR                 7/24/95       7/24/00         950110077     1/11/95     7/11/95
   WPHV942     SALEM                     OR                 7/24/95       7/24/00         950110077     1/11/95     7/11/95
   WPHV942     THE DALLES                OR                 7/24/95       7/24/00         950110077     1/11/95     7/11/95

   WPHV943     FERNLEY                   NV        157.7400 7/24/95       7/24/00         950110117     1/11/95     7/17/95

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPHV943     RENO                      NV        157.7400 7/24/95       7/24/00         950110117     1/11/95     7/17/95
   WPHV943     WINNEMUCCA                NV                 7/24/95       7/24/00         950110117     1/11/95     7/17/95
   WPHV943     BROOKLYN                  NY                 7/24/95       7/24/00         950110117     1/11/95     7/17/95
   WPHV943     REGAL PARK                NY                 7/24/95       7/24/00         950110117     1/11/95     7/17/95
   WPHV943     STATEN ISLAND             NY                 7/24/95       7/24/00         950110117     1/11/95     7/17/95

   WPHV944     APACHE JUNCTI0N           AZ        157.7400 7/24/95       7/24/00         950110060     1/11/95     7/17/95
   WPHV944     PHOENIX                   AZ                 7/24/95       7/24/00         950110060     1/11/95     7/17/95
   WPHV944     S. MOUNTAIN PARK          AZ                 7/24/95       7/24/00         950110060     1/11/95     7/17/95
   WPHV944     SIERRA VISTA              AZ                 7/24/95       7/24/00         950110060     1/11/95     7/17/95
   WPHV944     TUCSON                    AZ                 7/24/95       7/24/00         950110060     1/11/95     7/17/95
   WPHV944     TUCSON                    AZ                 7/24/95       7/24/00         950110060     1/11/95     7/17/95

   WPHV945     BLOOMINGTON               MN        157.7400 7/24/95       7/24/00         950110098     1/11/95     7/17/95
   WPHV945     BLOOMINGTON               MN                 7/24/95       7/24/00         950110098     1/11/95     7/17/95
   WPHV945     BLOOMINGTON               MN                 7/24/95       7/24/00         950110098     1/11/95     7/17/95
   WPHV945     EDEN PRAIRIE              MN                 7/24/95       7/24/00         950110098     1/11/95     7/17/95
   WPHV945     HUTCHINSON                MN                 7/24/95       7/24/00         950110098     1/11/95     7/17/95
   WPHV945     HUTCHINSON                MN                 7/24/95       7/24/00         950110098     1/11/95     7/17/95

   WPHV952     ADAMS                     NY        157.7400 7/24/95       7/24/00         950110113     1/11/95     3/30/95
   WPHV952     FULTON                    NY                 7/24/95       7/24/00         950110113     1/11/95     3/30/95
   WPHV952     NEW HAVEN                 NY                 7/24/95       7/24/00         950110113     1/11/95     3/30/95
   WPHV952     OSWEGO                    NY                 7/24/95       7/24/00         950110113     1/11/95     3/30/95
   WPHV952     PLATTSBURG                NY                 7/24/95       7/24/00         950110113     1/11/95     3/30/95
   WPHV952     BURLINGTON                OH                 7/24/95       7/24/00         950110113     1/11/95     3/30/95

   WPHV957     BAKERSFIELD               CA        157.7400 7/27/95       7/24/00         950110105     1/11/95     7/18/95
   WPHV957     CHUALAR                   CA                 7/27/95       7/27/00         950110105     1/11/95     7/18/95
   WPHV957     COALINGA                  CA                 7/27/95       7/27/00         950110105     1/11/95     7/18/95
   WPHV957     JOLON                     CA                 7/27/95       7/27/00         950110105     1/11/95     7/18/95
   WPHV957     SAN LUIS OBISPO           CA                 7/27/95       7/27/00         950110105     1/11/95     7/18/95

   WPHW213     CANTON                    OH        157.7400 8/2/95        8/2/00          950110112     1/11/95     7/17/95
   WPHW213     HARRISBURG                OH                 8/2/95        8/2/00          950110112     1/11/95     7/17/95
   WPHW213     MASSILLON                 OH                 8/2/95        8/2/00          950110112     1/11/95     7/17/95
   WPHW213     SALEM                     OH                 8/2/95        8/2/00          950110112     1/11/95     7/17/95

   WPHW787     DALE CITY                 CA        157.7400 7/27/95       7/27/00         950110108     1/11/95     7/19/95
   WPHW787     SAN FRANCISCO             CA                 7/27/95       7/27/00         950110108     1/11/95     7/19/95
   WPHW787     SAN LEANDRO               CA                 7/27/95       7/27/00         950110108     1/11/95     7/19/95
   WPHW787     SAN RAMON                 CA                 7/27/95       7/27/00         950110108     1/11/95     7/19/95

   WPHW891     CLAYTON                   GA        157.7400 7/27/95       7/27/00         950950063     4/7/95      5/11/95
   WPHW891     JASPER                    GA                 7/27/95       7/27/00         950950063     4/7/95      5/11/95
   WPHW891     TOCCOA                    GA                 7/27/95       7/27/00         950950063     4/7/95      5/11/95

   WPHW899     ALBANY                    NY        157.7400 7/28/95       7/28/00         950950064     6/6/94      7/29/94
   WPHW899     EASTON                    NY                 7/28/95       7/28/00         950950064     6/6/94      7/29/94
   WPHW899     GLENS FALLS               NY                 7/28/95       7/28/00         950950064     6/6/94      7/29/94
   WPHW899     SARATOGA SPRINGS          NY                 7/28/95       7/28/00         950950064     6/6/94      7/29/94
   WPHW899     TROY                      NY                 7/28/95       7/28/00         950950064     6/6/94      7/29/94

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPHW899     NEW BALTIMORE             NY        157.7400 7/28/95       7/28/00         950950064

   WPHZ510     BOULDER CITY              NV        157.7400 8/2/95        8/2/00          950110102     1/11/95     7/17/95
   WPHZ510     HENDERSON                 NV                 8/2/95        8/2/00          950110102     1/11/95     7/17/95
   WPHZ510     LAS VEGAS                 NV                 8/2/95        S/2/00          950110102     1/11/95     7/17/95
   WPHZ510     LAS VEGAS                 NV                 8/2/95        8/2/00          950110102     1/11/95     7/17/95
   WPHZ510     RENO                      NV                 8/2/95        8/2/00          950110102     1/11/95     7/17/95
   WPHZ510     VIRGINIA CITY             NV                 8/2/95        8/2/00          950110102     1/11/95     7/17/95

   WPIF525     SOMERS                    WI        157.7400 8/30/95       8/30/00         950110084
   WPIF525     SOMERS                    WI                 8/30/95       8/30/00         950110084

   WPIF528     ANTIOCH                   CA        157.7400 8/30/95       8/30/00         950110152     1/11/95     3/30/95
   WPIF528     NOVATO                    CA                 8/30/95       8/30/00         950110152     1/11/95     3/30/95
   WPIF528     PORT CHICAGO              CA                 8/30/95       8/30/00         950110152     1/11/95     3/30/95
   WPIF528     VALLEJO                   CA                 8/30/95       8/30/00         950110152     1/11/95     3/30/95
   WPIF528     VALLEJO                   CA                 8/30/95       8/30/00         950110152     1/11/95     3/30/95
   WPIF528     VALLEY SPRINGS            CA                 8/30/95       8/30/00         950110152     1/11/95     3/30/95

   WPIG542     DIXON                     CA        157.7400 8/30/95       8/30/00         950110163     1/11/95     3/30/95
   WPIG542     HEALDSBURG                CA                 8/30/95       8/30/00         950110163     1/11/95     3/30/95
   WPIG542     SACRAMENTO                CA                 8/30/95       8/30/00         950110163     1/11/95     3/30/95
   WPIG542     SACRAMENTO                CA                 8/30/95       8/30/00         950110163     1/11/95     3/30/95
   WPIG542     SANTA ROSA                CA                 8/30/95       8/30/00         950110163     1/11/95     3/30/95
   WPIG542     VACAVILLE                 CA                 8/30/95       8/30/00         950110163     1/11/95     3/30/95

   WPIG543     FAIRFIELD                 CA        157.7400 8/30/95       8/30/00         950110106     1/11/95     3/30/95
   WPIG543     GLEN ELLEN                CA                 8/30/95       8/30/00         950110106     1/11/95     3/30/95
   WPIG543     NAPA                      CA                 8/30/95       8/30/00         950110106     1/11/95     3/30/95
   WPIG543     PETALUMA                  CA                 8/30/95       8/30/00         950110106     1/11/95     3/30/95
   WPIG543     SEBASTOPOL                CA                 8/30/95       8/30/00         950110106     1/11/95     3/30/95
   WPIG543     VACAVILLE                 CA                 8/30/95       8/30/00         950110106     1/11/95     3/30/95

   WPIG544     BERKELEY                  CA        157.7400 8/30/95       8/30/00         950110107     1/11/95     3/30/95
   WPIG544     DANVILLE                  CA                 8/30/95       8/30/00         950110107     1/11/95     3/30/95
   WPIG544     OAKLAND                   CA                 8/30/95       8/30/00         950110107     1/11/95     3/30/95
   WPIG544     ORINDA                    CA                 8/30/95       8/30/00         950110107     1/11/95     3/30/95
   WPIG544     WALNUT CREEK              CA                 8/30/95       8/30/00         950110107     1/11/95     3/30/95
   WPIG544     WALNUT CREEK              CA                 8/30/95       8/30/00         950110107     1/11/95     3/30/95

   WPIG549     NEWARK                    NY        157.7400 8/30/95       8/30/00         950110090     1/11/95     8/24/95
   WPIG549     ROCHESTER                 NY                 8/30/95       8/30/00         950110090     1/11/95     8/24/95
   WPIG549     SARATOGA SPRINGS          NY                 8/30/95       8/30/00         950110090     1/11/95     8/24/95

   WPIG550     KENT                      WA        157.7400 8/30/95       8/30/00         950110120     1/11/95     8/24/95
   WPIG550     PRESTON                   WA                 8/30/95       8/30/00         950110120     1/11/95     8/24/95
   WPIG550     TACOMA                    WA                 8/30/95       8/30/00         950110120     1/11/95     8/24/95
   WPIG550     TACOMA                    WA                 8/30/95       8/30/00         950110120     1/11/95     8/24/95
   WPIG550     WENATCHEE                 WA                 8/30/95       8/30/00         950110120     1/11/95     8/24/95

   WPIH796     BINGHAMTON                NY        157.7400 7/7/95        9/7/00          950110116     1/11/95     8/30/95
   WPIH796     COHOCTON                  NY                 9/7/95        9/7/00          950110116     1/11/95     8/30/95

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPIH796     NEW BALTIMORE             NY        157.7400 9/7/95        9/7/00          950110116     1/11/95     8/30/95
   WPIH796     YORKSHIRE                 NY                 9/7/95        9/7/00          950110116     1/11/95     8/30/95

   WPIK552     BEAVER                    PA        157.7400 9/19/95       9/19/00         950370041     2/6/95      3/30/95
   WPIK552     CANONSBURG                PA                 9/19/95       9/19/00         950370041     2/6/95      3/30/95
   WPIK552     CANTON                    PA                 9/19/95       9/19/00         950370041     2/6/95      3/30/95
   WPIK552     GREENSBURG                PA                 9/19/95       9/19/00         950370041     2/6/95      3/30/95
   WPIK552     ZELIENOPLE                PA                 9/19/95       9/19/00         950370041     2/6/95      3/30/95

   WPIM420     FROSTPROOF                FL        157.7400 9/25/95       9/25/00         951980086     7/17/95     7/31/95
   WPIM420     LARGO                     FL                 9/25/95       9/25/00         951980086     7/17/95     7/31/95
   WPIM420     LARGO                     FL                 9/25/95       9/25/00         951980086     7/17/95     7/31/95
   WPIM420     PEEBLEDALE                FL                 9/25/95       9/25/00         951980086     7/17/95     7/31/95
   WPIM420     RIVERVIEW                 FL                 9/25/95       9/25/00         951980086     7/17/95     7/31/95
   WPIM420     ST. PETERSBURG            FL                 9/25/95       9/25/00         951980086     7/17/95     7/31/95

   WPIN866     GREENEVILLE               TN        157.7400 10/16/95      10/16/00        950680037                 3/30/95
   WPIN866     KNOXVILLE                 TN                 10/16/95      10/16/00        950680037                 3/30/95
   WPIN866     MORRISTOWN                TN        463.7120 10/16/95      10/16/00        950680037                 3/30/95
   WPIN866     MORRISTOWN                TN        157.7400 10/16/95      10/16/00        950680037                 3/30/95
   WPIN866     NEWPORT                   TN                 10/16/95      10/16/00        950680037                 3/30/95
   WPIN866     NEWPORT                   TN                 10/16/95      10/16/00        950680037                 3/30/95

   WPIP252     LEXINGTON PARK            MD        157.7400 10/4/95       10/4/00         951590114     6/13/95     9/27/95
   WPIP252     CHESTER                   PA                 10/4/95       10/4/00         951590114     6/13/95     9/27/95
   WPIP252     ARLINGTON                 VA                 10/4/95       10/4/00                 0

   WPIR614     FLEMING                   GA        157.7400 10/18/95      10/18/00        951920054     7/11/95     8/24/95
   WPIR614     MACON                     GA                 10/18/95      10/18/00        951920054     7/11/95     8/24/95
   WPIR614     SPRINGFIELD               GA                 10/18/95      10/18/00        951920054     7/11/95     8/24/95
   WPIR614     SWAINSBORO                GA                 10/18/95      10/18/00        951920054     7/11/95     8/24/95

   WPIW414     GREENVILLE                SC        157.7400 11/22/95      11/22/00        952120097     8/3/95      10/11/95

   WPJG722     CHARLOTTE                 NC         72.4600 6/17/96       6/17/01                 0
   WPJG722     CHARLOTTE                 NC         72.6600 6/17/96       6/17/01                 0
   WPJG722     CHARLOTTE                 NC         75.7200 6/17/96       6/17/01                 0
   WPJG722     CHARLOTTE                 NC         75.9200 6/17/96       6/17/01                 0

   WPJG793     ALGONQUIN                 IL        157.7400 6/18/96       6/18/01         950110132     11/13/95    11/30/95
   WPJG793     EVANSTON                  IL                 6/18/96       6/18/01         950110132     11/13/95    11/30/95
   WPJG793     LAKE FOREST               IL                 6/18/96       6/18/01         950110132     11/13/95    11/30/95
   WPJG793     LAKE ZURICH               IL                 6/18/96       6/18/01         950110132     11/13/95    11/30/95
   WPJG793     NORTHBROOK                IL                 6/18/96       6/18/01         950110132     11/13/95    11/30/95
   WPJG793     SCHAUMBURG                IL                 6/18/96       6/18/01         950110132     11/13/95    11/30/95

   WPJK332     JACKSONVILLE              FL         72.0600 7/3/96        7/3/01                  0                 6/27/96
   WPJK332     JACKSONVILLE              FL         72.2600 7/3/96        7/3/01                  0                 6/27/96
   WPJK332     JACKSONVILLE              FL         72.7200 7/3/96        7/3/01                  0                 6/27/96
   WPJK332     JACKSONVILLE              FL         72.9400 7/3/96        7/3/01                  0                 6/27/96

PREFERRED NETWORKS, INC. FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WPJK483     RALEIGH                   NC         72.7400 7/8/96        7/8/01                  0                 3/18/96
   WPJK483     RALEIGH                   NC         72.8800 7/8/96        7/8/01                  0                 3/18/96
   WPJK483     RALEIGH                   NC         75.8600 7/8/96        7/8/01                  0                 3/18/96
   WPJK483     RALEIGH                   NC         75.9600 7/8/96        7/8/01                  0                 3/18/96

PREFERRED NETWORKS, INC. ASSIGNED FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   KEJ890      BELLE MEADE               NJ        152.6000               7/1/98                  0                 7/2/96

   KNET827                               IL         25.0000 1/13/93       1/13/98                 0
   KNET827                               IL         50.0000 1/13/93       1/13/98                 0
   KNET827                               IL        150.0000 1/13/93       1/13/98                 0
   KNET827                               IL        174.0000 1/13/93       1/13/98                 0
   KNET827                               IL        450.0000 1/13/93       1/13/98                 0
   KNET827                               IL        470.0000 1/13/93       1/13/98                 0
   KNET827                               IL        851.0000 1/13/93       1/13/98                 0
   KNET827                               IL        866.0000 1/13/93       1/13/98                 0
   KNET827                               IL        450.0000 1/13/93       1/13/98                 0
   KNET827                               IL        470.0000 1/13/93       1/13/98                 0
   KNET827                               IL        806.0000 1/13/93       1/13/98                 0
   KNET827                               IL        821.0000 1/13/93       1/13/98                 0
   KNET827                               IL         25.0000 1/13/93       1/13/98                 0
   KNET827                               IL         50.0000 1/13/93       1/13/98                 0
   KNET827                               IL        150.0000 1/13/93       1/13/98                 0
   KNET827                               IL        174.0000 1/13/93       1/13/98                 0
   KNET827                               IL        450.0000 1/13/93       1/13/98                 0
   KNET927                               IL        470.0000 1/13/93       1/13/98                 0
   KNET827                               IL        806.0000 1/13/93       1/13/98                 0
   KNET827                               IL        821.0000 1/13/93       1/13/98                 0

   KNKB275     FORT LAUDERDALE           FL        152.8400 4/5/95        7/1/98                  0
   KNKB275     WEST PALM BEACH           FL                 4/5/95        7/1/98                  0
   KNKB275     FORT LAUDERDALE           FL                 4/5/95        7/1/98                  0
   KNKB275     PERRINE                   FL                 4/5/95        7/1/98                  0
   KNKB275     JUPITER                   FL                 4/5/95        7/1/98                  0
   KNKB275     MIAMI                     FL                 4/5/95        7/1/98                  0
   KNKB275     MIAMI                     FL                 4/5/95        7/1/98                  0
   KNKB275     DEL REY                   FL                 4/5/95        7/1/98                  0
   KNKB275     SUNRISE                   FL                 4/5/95        7/1/98                  0
   KNKB275     HIALEAH                   FL                 4/5/95        7/1/98                  0
   KNKB275     LOXAHATCHEE               FL                 4/5/95        7/1/98                  0
   KNKB275     KEY LARGO                 FL                 4/5/95        7/1/98                  0

   KNKB392     JACKSONVILLE              FL        158.1000 6/23/93       7/1/98                  0
   KNKB392     JACKSONVILLE BCH          FL                 6/23/93       7/1/98                  0
   KNKB392     JACKSONVILLE              FL                 6/23/93       7/1/98                  0

   KNKB956     TABERNACLE                NJ        152.6000               4/1/99                  0                 7/2/96

   KNKC476     WAYNESBORO                GA        152.8400 8/2/89        7/1/98                  0
   KNKC476     THOMSON                   GA                 8/2/89        7/1/98                  0
   KNKC476     NORTH AUGUSTA             SC                 8/2/89        7/1/98                  0

   KNKC864     UNION CITY                NJ        152.6000               4/1/99                  0                 7/2/96
   KNKC864     ATLANTIC CITY             NJ                               4/1/99                  0                 7/2/96
   KNKC864     NEW YORK                  NY                               4/1/99                  0                 7/2/96
   KNKC864     NEW YORK                  NY        473.1875               4/1/99                  0                 7/2/96
   KNKC864     BROOKLYN                  NY        152.6000               4/1/99                  0                 7/2/96
   KNKC864     LONG ISLAND CITY          NY                               4/1/99                  0                 7/2/96
   KNKC864     OCEANSIDE                 NY        959.8875               4/1/99                  0                 7/2/96

PREFERRED NETWORKS, INC. ASSIGNED FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   KNKC864     TROY                      NY        152.6000 5/17/95       4/1/99                  0
   KNKC864     KINGSTON                  NY                 5/17/95       4/1/99                  0
   KNKC864     GREENVILLE                NY                 5/17/95       4/1/99                  0
   KNKC864     NEWBURGH                  NY                 5/17/95       4/1/99                  0
   KNKC864     NEW SALEM                 NY                 5/17/95       4/1/99                  0

   KNKG726     LAKE BUENA VISTA          FL        931.2625 5/26/93       4/1/99                  0
   KNKG726     ORLANDO                   FL                 5/26/93       4/1/99                  0
   KNKG726     ORLANDO                   FL                 5/26/93       4/1/99                  0
   KNKG726     ORLANDO                   FL                 5/26/93       4/1/99                  0
   KNKG726     SANFORD                   FL                 5/26/93       4/1/99                  0
   KNKG726     MELBOURNE                 FL                 5/26/93       4/1/99                  0
   KNKG726     COCOA                     FL                 5/26/93       4/1/99                  0
   KNKG726     TITUSVILLE                FL                 5/26/93       4/1/99                  0
   KNKG726     CHRISTMAS                 FL                 5/26/93       4/1/99                  0

   KNKI670     SAINT AUGUSTINE           FL        158.1000 8/2/89        7/1/98                  0

   KNKI793     STAMFORD                  CT        152.6000               4/1/99                  0                 7/2/96
   KNKI793     STAMFORD                  CT                               4/1/99                  0                 7/2/96
   KNKI793     RIVERHEAD                 NJ                               4/1/99                  0                 7/2/96
   KNKI793     GLEN OAKS                 NY                               4/1/99                  0                 7/2/96
   KNKI793     SELDEN                    NY                               4/1/99                  0                 7/2/96
   KNKI793     GREENPORT                 NY                               4/1/99                  0                 7/2/96
   KNKI793     MANORVILLE                NY                               4/1/99                  0                 7/2/96
   KNKI793     GLEN OAKS                 NY                               4/1/99                  0                 7/2/96
   KNKI793     WHITE PLAINS              NY                               4/1/99                  0                 7/2/96
   KNKI793     BRONX                     NY                               4/1/99                  0                 7/2/96

   KPE342      ATLANTA                   GA        152.8400 8/2/89        7/1/98                  0
   KPE342      FAIRBURN                  GA                 8/2/89        7/1/98                  0
   KPE342      DUNWOODY                  GA                 8/2/89        7/1/98                  0
   KPE342      BUFORD                    GA        158.1000 8/2/89        7/1/98                  0
   KPE342      FAIRPLAY                  GA                 8/2/89        7/1/98                  0
   KPE342      NEESE                     GA                 8/2/89        7/1/98                  0
   KPE342      MARIETTA                  GA                 8/2/89        7/1/98                  0
   KPE342      JERSEY                    GA                 8/2/89        7/1/98                  0
   KPE342      ATLANTA                   GA                 8/2/89        7/1/98                  0
   KPE342      CUMMING                   GA                 8/2/89        7/1/98                  0
   KPE342      FAIRBURN                  GA                 8/2/89        7/1/98                  0
   KPE342      ATLANTA                   GA                 8/2/89        7/1/98                  0
   KPE342      ATLANTA                   GA        152.8400 8/2/89        7/1/98                  0

   WNDC982     AUGUSTA                   GA        466.0250 8/20/93       8/20/98         931890102     7/8/93      8/12/93
   WNDC982     AUGUSTA                   GA        461.0250 8/20/93       8/20/98         931890102     7/8/93      8/12/93
   WNDC982     AUGUSTA                   GA        157.7400 8/20/93       8/20/98         931890102     7/8/93      8/12/93
   WNDC982     NORTH AUGUSTA             SC                 8/20/93       8/20/98         931890102     7/8/93      8/12/93
   WNDC982     NORTH AUGUSTA             SC        461.0250 8/20/93       8/20/98         931890102     7/8/93      8/12/93

   WNDE582     MASSAPEQUA                NY        157.7400 5/30/95       8/l/00                  0

   WNKT563     STONE MOUNTAIN            GA         75.6600 5/6/94        5/6/99          932560160     9/13/93     12/16/93
   WNKT563     STONE MOUNTAIN            GA                 5/6/94        5/6/99          932560160     9/13/93     12/16/93

PREFERRED NETWORKS, INC. ASSIGNED FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WNKU838     ATLANTA                   GA        462.8250 6/1/94        6/1/99          932560158     9/13/93     12/16/93
   WNKU838     CUMMING                   GA                 6/1/94        6/1/99          932560158     9/13/93     12/16/93
   WNKU838     FAIRPLAY                  GA                 6/1/94        6/1/99          932560158     9/13/93     12/16/93
   WNKU838     GRIFFIN                   GA                 6/1/94        6/1/99          932560158     9/13/93     12/16/93
   WNKU838     STONE MOUNTAIN            GA                 6/1/94        6/1/99          932560158     9/13/93     12/16/93

   WNLA408     BATH                      NY        157.7400                                       0
   WNLA408     SCIPIO CENTER             NY                                                       0
   WNLA408     CORNING                   NY                                                       0
   WNLA408     INGLESIDE                 NY         72.7600                                       0

   WNUR402     CARTERSVILLE              GA        157.7400 9/3/93        9/3/98          931550084     6/4/93      6/24/93
   WNUR402     ROME                      GA                 9/3/93        9/3/98          931550084     6/4/93      6/24/93
   WNUR402     WALESKA                   GA                 9/3/93        9/3/98          931550084     6/4/93      6/24/93

   WNUR611     NORCROSS                  GA         75.9200 2/22/93       2/22/98                 0     12/18/92
   WNUR611     NORCROSS                  GA         75.7800 2/22/93       2/22/98                 0     12/18/92
   WNUR611     NORCROSS                  GA         72.9800 2/22/93       2/22/98                 0     12/18/92

   WNVM402     ATLANTA                   GA        462.8000 11/18/93      11/18/98                0                 8/17/93
   WNVM402     ATLANTA                   GA                 11/18/93      11/18/98                0                 8/17/93
   WNVM402     FAIRPLAY                  GA                 11/18/93      11/18/98                0                 8/17/93
   WNVM402     MARIETTA                  GA                 11/18/93      11/18/98                0                 8/17/93
   WNVM402     SUNNYSIDE                 GA                 11/18/93      11/18/98                0                 8/17/93

   WNVN468     ARNCO MILLS               GA        462.8000 10/28/93      10/28/98                0                 8/17/93
   WNVN468     CLERMONT                  GA                 10/28/93      10/28/98                0                 8/17/93
   WNVN468     CUMMING                   GA                 10/28/93      10/28/98                0                 8/17/93
   WNVN468     MACON                     GA                 10/28/93      10/28/98                0                 8/17/93
   WNVN468     ROME                      GA                 10/28/93      10/28/98                0                 8/17/93
   WNVN468     WALESKA                   GA                 10/28/93      10/28/98                0                 8/17/93

   WNWA671     NEW BEDFORD               MA        157.7400                                       0
   WNWA671     JOHNSTON                  RI                                                       0

   WNWI664     WOOSTER                   OH        157.7400 6/17/96       5/21/01         903510017

   WNXJ876     PHENIX CITY               AL        157.7400 7/30/93       7/30/98         931060205     4/13/93     5/6/93
   WNXJ876     PHENIX CITY               AL                 7/30/93       7/30/98         931060205     4/13/93     5/6/93
   WNXJ876     FORSYTH                   GA                 12/7/92       12/7/97         931060205     4/13/93     5/6/93
   WNXJ876     LAGRANGE                  GA                 7/30/93       7/30/98         931060205     4/13/93     5/6/93
   WNXJ876     MACON                     GA                 7/30/93       7/30/98         931060205     4/13/93     5/6/93
   WNXJ876     SUNNYSIDE                 GA                 7/30/93       7/30/98         931060205     4/13/93     5/6/93
   WNXJ876     THOMASTON                 GA                 7/30/93       7/30/98         931060205     4/13/93     5/6/93
   WNXJ876     FORSYTH                   GA                 7/30/93       7/30/98         931060205     4/13/93     5/6/93
   WNXJ876     MACON                     GA                 7/30/93       7/30/98         931060205     4/13/93     5/6/93
   WNXJ876     LAGRANGE                  GA                 7/30/93       7/30/98         931060205     4/13/93     5/6/93
   WNXJ876     SUNNYSIDE                 GA                 7/30/93       7/30/98         931060205     4/13/93     5/6/93
   WNXJ876     THOMASTON                 GA                 7/30/93       7/30/98         931060205     4/13/93     5/6/93

PREFERRED NETWORKS, INC. ASSIGNED FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
   WNZH214     MACON                     GA        157.7400 10/8/92       10/8/97         922440240

   WPAD876     BRYANT                    AL        157.7400 6/2/93        6/2/98                  0                 3/31/93
   WPAD876     BENTON                    TN                 6/2/93        6/2/98                  0                 3/31/93
   WPAD876     EVENSVILLE                TN                 6/2/93        6/2/98                  0                 3/31/93
   WPAD876     LOOKOUT MTN               TN         72.1400 6/2/93        6/2/98                  0                 3/31/93
   WPAD876     LOOKOUT MTN               TN         72.2200 6/2/93        6/2/98                  0                 3/31/93
   WPAD876     LOOKOUT MTN               TN         72.1200 6/2/93        6/2/98                  0                 3/31/93
   WPAD876     LOOKOUT MTN               TN        157.7400 6/2/93        6/2/98                  0                 3/31/93
   WPAD876     SIGNAL MOUNTAIN           TN                 6/2/93        6/2/98                  0

   WPAI401     GREENSBORO                NC        157.7400 8/14/92       8/14/97         913390128                 4/9/96
   WPAI401     GREENSBORO                NC         75.6800 8/14/92       8/14/97         913390128                 4/9/96
   WPAI401     GREENSBORO                NC         75.8400 8/14/92       8/14/97         913390128                 4/9/96
   WPAI401     HIGH POINT                NC        157.7400 8/14/92       8/14/97         913390128                 4/9/96
   WPAI401     SALISBURY                 NC                 8/14/92       8/14/97         913390128                 4/9/96
   WPAI401     WINSTON SALEM             NC                 8/14/92       8/14/97         913390128                 4/9/96

   WPAZ408     MOUNT VERNON              IN        157.7400 11/13/92      11/13/97        922310142

   WPBE764     FORSYTH                   GA        157.7400 12/7/92       12/7/97         920800385     4/30/92     7/2/92

   WPEP777     AUGUSTA                   GA         72.3600 10/7/94       10/7/99                 0     6/20/94     7/13/94
   WPEP777     NORTH AUGUSTA             SC        462.7500 10/7/94       10/7/99                 0     6/20/94     7/13/94

   WSM403      BIRMINGHAM                AL        157.7400 8/30/93       8/30/98                 0                 5/26/93

PREFERRED NETWORKS, INC. PENDING FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
               HUNTSVILLE                AL         72.3800                                       0
               HUNTSVILLE                AL         72.4000                                       0
               HUNTSVILLE                AL         75.7200                                       0
               HUNTSVILLE                AL         75.7400                                       0
               BENTONVILLE               AR        157.7400                                       0
               JACKSONVILLE              AR                                                       0
               VAN BUREN                 AR                                                       0
               WEST MEMPHIS              AR                                                       0
               JACKSONVILLE              FL                                                       0
               SUN CITY                  FL        931.2625                                       0                 2/7/96
               SARASOTA                  FL                                                       0                 2/7/96
               MACDILL AFB               FL                                                       0                 2/7/96
               WINTER HAVEN              FL                                                       0                 2/7/96
               PINELLAS PARK             FL                                                       0                 2/7/96
               PLANT CITY                FL                                                       0                 2/7/96
               NOKOMIS                   FL                                                       0                 2/7/96
               PUNTA GORDA               FL                                                       0                 2/7/96
               TAMPA                     FL                                                       0                 2/7/96
               HAINES CITY               FL                                                       0                 2/7/96
               ORLANDO                   FL         72.0400                                       0
               ORLANDO                   FL         72.2400                                       0
               ORLANDO                   FL         72.4000                                       0
               ORLANDO                   FL         72.8000                                       0
               TITUSVILLE                FL        931.2625                                       0                 6/10/96
               SAINT AUGUSTINE           FL        158.1000                                       0
               NORCROSS                  GA        157.7400                                       0
               NORCROSS                  GA        158.1000                                       0
               ATLANTA                   GA        152.8400                                       0                 7/23/96
               ALBANY                    GA         72.0800                                       0
               ALBANY                    GA         72.6400                                       0
               ALBANY                    GA         75.6200                                       0
               ALBANY                    GA         75.9200                                       0
               MORRIS                    IL        157.7400                                       0     1/11/95
               WICHITA                   KS                                                       0
               WICHITA                   KS                                                       0
   *           FALMOUTH                  MA                                                       0     8/1/96
   *           HINGHAM                   MA                                                       0     8/1/96
               HUNT VALLEY               MD                                                       0
   *           TOWSON                    MD                                                       0
               RALEIGH                   NC         72.6800                                       0
               RALEIGH                   NC         72.8800                                       0
               RALEIGH                   NC         75.4600                                       0
               RALEIGH                   NC         75.7800                                       0
               RALEIGH                   NC         72.6800                                       0
               RALEIGH                   NC         75.4600                                       0
               RALEIGH                   NC         75.7800                                       0
   *           PELHAM                    NH        157.7400                                       0     8/1/96
               ALBUQUERQUE               NM                                                       0
               ALBANY                    NY                                                       0     1/11/95     3/30/95
               WETHERSFIELD              NY                                                       0
               BRISTOL                   NY         72.2800                                       0
               BRISTOL                   NY         72.2600                                       0
               DANSVILLE                 NY                                                       0
               DANSVILLE                 NY         72.2800                                       0
               ASHLAND                   OH        157.7400                                       0
               MILLERSBURG               OH                                                       0

PREFERRED NETWORKS, INC. PENDING FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
               STRONGSVILLE              OH        157.7400                                       0
               AKRON                     OH                                                       0
               WINESBURG                 OH                                                       0
   *           NORTH SCITUATE            RI                                                       0     8/1/96
               NASHVILLE                 TN         72.3200                                       0     12/18/92
               NASHVILLE                 TN         75.4600                                       0     12/18/92
   *           OLIVER SPRINGS            TN        157.7400                                       0
   *           SIGNAL MOUNTAIN           TN                                                       0
               AUSTIN                    TX                                                       0
               AUSTIN                    TX                                                       0
               BRYAN                     TX                                                       0
               CLEVELAND                 TX                                                       0
               GEORGETOWN                TX                                                       0
               SILSBEE                   TX                                                       0
               FREDERICKSBURG            VA                                                       0
               SPRINGFIELD               VA                                                       0


   *           CLERMONT                  GA        157.7400                               940340163     2/3/94


               CLINTON                   WA        157.7400                               950110056     1/11/95     3/30/95
               GRANITE FALLS             WA                                               950110056     1/11/95     3/30/95
               PORT TOWNSEND             WA                                               950110056     1/11/95     3/30/95
               QUILCENE                  WA                                               950110056     1/11/95     3/30/95
               SEATTLE                   WA                                               950110056     1/11/95     3/30/95
               SNOHOMISH                 WA                                               950110056     1/11/95     3/30/95


               BELLEVUE                  WA        157.7400                               950110083     11/13/95    12/1/95
               BREMERTON                 WA                                               950110083     11/13/95    12/1/95
               KIRKLAND                  WA                                               950110083     11/13/95    12/1/95
               REDMOND                   WA                                               950110083     11/13/95    12/1/95
               SEATTLE                   WA                                               950110083     11/13/95    12/1/95
               SEATTLE                   WA                                               950110083     11/13/95    12/1/95


               PENSACOLA                 FL        157.7400                               950110086     1/11/95


               ATTICA CENTER             NY        157.7400                               950110088     1/11/95     3/30/95
               BUFFALO                   NY                                               950110088     1/11/95     3/30/95
               LANCASTER                 NY                                               950110088     1/11/95     3/30/95
               LITTLE FALLS              NY                                               950110088     1/11/95     3/30/95
               PERTH                     NY                                               950110088     1/11/95     3/30/95
               SCHENECTADY               NY                                               950110088     1/11/95     3/30/95


               AUBURN                    NY        157.7400                               950110089     1/11/95     3/30/95
               BRUNSWICK                 NY                                               950110089     1/11/95     3/30/95
               HOMER                     NY                                               950110089     1/11/95     3/30/95
               SOUTH BRISTOL             NY                                               950110089     1/11/95     3/30/95
               ALBANY                    NY                                               950110089     1/11/95     3/30/95


               BATAVIA                   NY        157.7400                               950110114     1/11/95     7/18/95
               EASTON                    NY                                               950110114     1/11/95     7/18/95

PREFERRED NETWORKS, INC. PENDING FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
               FAIRPORT                  NY        157.7400                               950110114     1/11/95     7/18/95
               GRAND ISLAND              NY                                               950110114     1/11/95     7/18/95
               JOHNSTOWN                 NY                                               950110114     1/11/95     7/18/95
               SYRACUSE                  NY                                               950110114     1/11/95     7/18/95


               ALEXANDRIA                LA        157.7400                               952780117     10/5/95     1/5/96
               HILLSBORO                 MO                                               952780117     10/5/95     1/5/96
               OSAGE BEACH               MO                                               952780117     10/5/95     1/5/96
               SAINT CLAIR               MO                                               952780117     10/5/95     1/5/96
               SPRINGFIELD               MO                                               952780117     10/5/95     1/5/96

               HUNTSVILLE                TX        157.7400                               952780121     10/5/95     12/27/95
               JASPER                    TX                                               952780121     10/5/95     12/27/95
               JASPER                    TX                                               952780121     10/5/95     12/27/95
               KIRBYVILLE                TX                                               952780121     10/5/95     12/27/95
               LIVINGSTON                TX                                               952780121     10/5/95     12/27/95
               WOODVILLE                 TX                                               952780121     10/5/95     12/27/95


               COOK SPRINGS              AL        157.7400                               953630009     12/29/95    5/30/96
               GAINESVILLE               FL                                               953630009     12/29/95    5/30/96
               WINNSBORO                 SC                                               953630009     12/29/95    5/30/96

               LEESVILLE                 SC        157.7400                               960330127     2/6/96      6/19/96
               LITTLE MOUNTAIN           SC                                               960330127     2/6/96      6/19/96
               SALUDA                    SC                                               960330127     2/6/96      6/19/96

               PROVO                     UT        157.7400                               960400086     2/9/96
               SALT LAKE CITY            UT                                               960400086     2/9/96
               COALVILLE                 UT                                               960400086     2/9/96
               BLUFFDALE                 UT                                               960400086     2/9/96
               OGDEN                     UT                                               960400086     2/9/96
               TOOELE                    UT                                               960400086     2/9/96


               LEEDS                     AL        157.7400                               960790084                 6/10/96
   *           ALABASTER                 AL                                               960790084                 6/10/96
   *           MACON                     GA                                               960790084                 6/10/96
               CHARLOTTE                 NC                                               960790084                 6/10/96
               STERLING                  VA                                               960790084                 6/10/96

               CHICAGO                   IL        157.7400                               961060194     4/15/96     7/29/96
               LOGANSPORT                IN                                               961060194     4/15/96     7/29/96
               ROCHESTER                 IN                                               961060194     4/15/96     7/29/96
               FRANKLIN                  IN                                               961060194     4/15/96     7/29/96
               INDIANAPOLIS              IN                                               961060194     4/15/96     7/29/96
   *           WARSAW                    IN                                               961060194     4/15/96     7/29/96


               WAYNESBORO                GA        462.7500                               961070153     4/16/96     6/17/96
               THOMSON                   GA                                               961070153     4/16/96     6/17/96

PREFERRED NETWORKS, INC. PENDING FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
               RALEIGH                   NC        157.7400                               961130010     4/22/96     7/8/96

               TAMPA                     FL        157.7400                               961140001     4/23/96
               SEMINOLE                  FL                                               961140001     4/23/96
               DUNEDIN                   FL                                               961140001     4/23/96
               LAKELAND                  FL                                               961140001     4/23/96


               CHERRY                    IL        157.7400                               961290082     5/8/96      6/13/96
   *           CHICAGO                   IL                                               961290082     5/8/96      6/13/96
   *           LOVES PARK                IL                                               961290082     5/8/96      6/13/96
   *           UNIVERSITY PARK           IL                                               961290082     5/8/96      6/13/96
               GARY                      IN                                               961290082     5/8/96      6/13/96
   *           MICHIGAN CITY             IN                                               961290082     5/8/96      6/13/96


               WESTMINSTER               MD        157.7400                               961290083     5/8/96      6/13/96
               SILVER SPRING             MD                                               961290083     5/8/96      6/13/96
               VIRGINIA BEACH            VA                                               961290083     5/8/96      6/13/96
               NEWPORT NEWS              VA                                               961290083     5/8/96      6/13/96


               OAK HILL                  FL        157.7400                               961290113     5/8/96      6/13/96
   *           KANKAKEE                  IL                                               961290113     5/8/96      6/13/96


               DANBURY                   CT        157.7400                               961380001     5/17/96     7/8/96
   *           VERONA                    NJ                                               961380001     5/17/96     7/8/96
   *           EAST BRUNSWICK            NJ                                               961380001     5/17/96     7/8/96
   *           SAG HARBOR                NY                                               961380001     5/17/96     7/8/96
   *           MONSEY                    NY                                               961380001     5/17/96     7/8/96
   *           HAPPAGUE                  NY                                               961380001     5/17/96     7/8/96


               CHATSWORTH                NJ        157.7400                               961620049     6/10/96     7/24/96
               CLAYTON                   NJ                                               961620049     6/10/96     7/24/96
               HOPEWELL                  NJ                                               961620049     6/10/96     7/24/96
               MILMAY                    NJ                                               961620049     6/10/96     7/24/96
               PITTSGROVE                NJ                                               961620049     6/10/96     7/24/96
               VINELAND                  NJ                                               961620049     6/10/96     7/24/96


               HUNT VALLEY               MD        157.7400                               961620050     6/10/96     7/24/96
   *           TOWSON                    MD                                               961620050     6/10/96     7/24/96
               FREDERICKSBURG            VA                                               961620050     6/10/96     7/24/96
               SPRINGFIELD               VA                                               961620050     6/10/96     7/24/96


               COCOA                     FL        157.7400                               961640001     6/12/96     7/24/96
               SALISBURY                 MD                                               961640001     6/12/96     7/24/96
               EDISON                    NJ                                               961640001     6/12/96     7/24/96
               PALERMO                   NJ                                               961640001     6/12/96     7/24/96

               MERIDEN                   CT        157.7400                               961730003     6/21/96

PREFERRED NETWORKS, INC. PENDING FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
               AVON                      CT        157.7400                               961730003     6/21/96     7/30/96
               IDA                       MI                                               961730003     6/21/96     7/30/96
               BOWLING GREEN             OH                                               961730003     6/21/96     7/30/96
               SOUTH VIENNA              OH                                               961730003     6/21/96     7/30/96


               NEW SMYRNA BEACH          FL        157.7400                               961730004     6/21/96     7/30/96
               DAYTONA BEACH             FL                                               961730004     6/21/96     7/30/96
               OCALA                     FL                                               961730004     6/21/96     7/30/96
               OCALA                     FL                                               961730004     6/21/96     7/30/96
               ORMOND BEACH              FL                                               961730004     6/21/96     7/30/96
               BUNNELL                   FL                                               961730004     6/21/96     7/30/96


               SALT SPRINGS              FL        157.7400                               961730005     6/21/96     7/30/96
               SAINT AUGUSTINE           FL                                               961730005     6/21/96     7/30/96
               SPRINGFIELD               MA                                               961730005     6/21/96     7/30/96
               PEABODY                   MA                                               961730005     6/21/96     7/30/96
               ROCHESTER                 NY                                               961730005     6/21/96     7/30/96
               PORTSMOUTH                VA                                               961730005     6/21/96     7/30/96


               AVON                      CT        157.7400                               961760035     6/24/96     7/29/96
               TORRINGTON                CT                                               961760035     6/24/96     7/29/96
               WATERBURY                 CT                                               961760035     6/24/96     7/29/96


   *           TAUNTON                   MA        157.7400                               961770155     6/25/96     7/30/96
   *           WALTHAM                   MA                                               961770155     6/25/96     7/30/96
               LEBANON                   OH                                               961770155     6/25/96     7/30/96


               QUILCENE                  WA        157.7400                               961780029     6/26/96     7/30/96
               SEATTLE                   WA                                               961780029     6/26/96     7/30/96
               SNOHOMISH                 WA                                               961780029     6/26/96     7/30/96
               EVERETT                   WA                                               961780029     6/26/96     7/30/96
               EVERETT                   WA                                               961780029     6/26/96     7/30/96


               BROOKSVILLE               FL        157.7400                               961780138     6/26/96     7/29/96
               DADE CITY                 FL                                               961780138     6/26/96     7/29/96
               STARKE                    FL                                               961780138     6/26/96     7/29/96
               CLAYTON                   MI                                               961780138     6/26/96     7/29/96

               RICHMOND HILL             GA        157.7400                               961800004     6/28/96     7/29/96
               BARNWELL                  SC                                               961800004     6/28/96     7/29/96
               BARNWELL                  SC        462.7500                               961800004     6/28/96     7/29/96
               LA FOLLETTE               TN        157.7400                               961800004     6/28/96     7/29/96
               MARYVILLE                 TN                                               961800004     6/28/96     7/29/96


               FLORENCE                  AL        157.7400                               961830007     7/1/96      7/29/96
               CULMAN                    AL                                               961830007     7/1/96      7/29/96
               GUNTERSVILLE              AL                                               961830007     7/1/96      7/29/96
               JEFF                      AL                                               961830007     7/1/96      7/29/96
               MADISON                   AL                                               961830007     7/1/96      7/29/96

PREFERRED NETWORKS, INC. PENDING FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
               GUNTERSVILLE              AL        157.7400                               961830007     7/1/96      7/29/96

               GUNTERSVILLE              AL        157.7400                               961830008     7/1/96      7/29/96
               BESSEMER                  AL                                               961830008     7/1/96      7/29/96
               SYLACUGA                  AL                                               961830008     7/1/96      7/29/96
               ALEXANDER CITY            AL                                               961830008     7/1/96      7/29/96
               WETUMPKA                  AL                                               961930008     7/1/96      7/29/96
               FORT PAYNE                AL                                               961830008     7/1/96      7/29/96


               GAFFNEY                   SC        157.7400                               961840011     7/2/96      7/29/96
               GAFFNEY                   SC                                               961840011     7/2/96      7/29/96
               SPARTANBURG               SC                                               961840011     7/2/96      7/29/96
               EASLEY                    SC                                               961840011     7/2/96      7/29/96
               SPARTANBURG               SC                                               961840011     7/2/96      7/29/96
               SPARTANBURG               SC                                               961840011     7/2/96      7/29/96


               MACON                     GA        157.7400                               961840012     7/2/96      7/29/96
               CORDELE                   GA                                               961840012     7/2/96      7/29/96
               LINCOLNTON                GA                                               961840012     7/2/96      7/29/96
               SANDERSVILLE              GA                                               961840012     7/2/96      7/29/96
               HIGGSTON                  GA                                               961840012     7/2/96      7/29/96
               HILTON HEAD               SC                                               961840012     7/2/96      7/29/96


               HENDERSONVILLE            SC        157.7400                               961840013     7/2/96      7/29/96
               CHARLESTON                SC                                               961840013     7/2/96      7/29/96
               CHARLESTON                SC                                               961840013     7/2/96      7/29/96
               FROGMORE                  SC                                               961840013     7/2/96      7/29/96
               BLUFFTON                  SC                                               961840013     7/2/96      7/29/96
               HILTON HEAD               SC                                               961840013     7/2/96      7/29/96


               MCINTOSH                  GA        157.7400                               961850006     7/3/96      7/29/96
               KINGS BAY                 GA                                               961850006     7/3/96      7/29/96
               KINGSLAND                 GA                                               961850006     7/3/96      7/29/96
               SAINT MARYS               GA                                               961850006     7/3/96      7/29/96
               WRENS                     GA                                               961850006     7/3/96      7/29/96
               SMITHVILLE                GA                                               961850006     7/3/96      7/29/96


   *           ALBANY                    GA        157.7400                               961850007     7/3/96


               GRAY                      GA        157.7400                               961850008     7/3/96      7/29/96
               VIENNA                    GA                                               961850008     7/3/96      7/29/96
               SYLVESTER                 GA                                               961850008     7/3/96      7/29/96
               CORDELE CRISP             GA                                               961850008     7/3/96      7/29/96
               TENNILLE                  GA                                               961850008     7/3/96      7/29/96


               CEDARTOWN                 GA        157.7400                               961850009     7/3/96      7/29/96
               BREMEN                    GA                                               961850009     7/3/96      7/29/96
               REIDSVILLE                NC                                               961850009     7/3/96      7/29/96
               BURLINGTON                NC                                               961850009     7/3/96      7/29/96

PREFERRED NETWORKS, INC. PENDING FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
               LEXINGTON                 NC        157.7400                               961850009     7/3/96      7/29/96
               HIGH POINT                NC                                               961850009     7/3/96      7/29/96


               ELLICOTT CITY             MD        157.7400                               961850010     7/3/96      7/29/96
               GAMBRILLS                 MD                                               961850010     7/3/96      7/29/96
               CHASE                     MD                                               961850010     7/3/96      7/29/96
               JIM THORPE                PA                                               961850010     7/3/96      7/29/96
               SCRANTON                  PA                                               961850010     7/3/96      7/29/96
               JOHNSTOWN                 PA                                               961850010     7/3/96      7/29/96


               THOMASTON                 GA        157.7400                               961870126     7/5/96      7/29/96
               WARM SPRINGS              GA                                               961870126     7/5/96      7/29/96
               AMERICUS                  GA                                               961870126     7/5/96      7/29/96
               CAMILLA                   GA                                               961870126     7/5/96      7/29/96
               ARLINGTON                 GA                                               961870126     7/5/96      7/29/96
               AMERICUS                  GA                                               961870126     7/5/96      7/29/96


               REHOBOTH                  DE        157.7400                               961870127     7/5/96      7/29/96
               POTTSTOWN                 PA                                               961970127     7/5/96      7/29/96
               READING                   PA                                               961870127     7/5/96      7/29/96
               LANCASTER                 PA                                               961870127     7/5/96      7/29/96
               PEN ARGYL                 PA                                               961870127     7/5/96      7/29/96
               MANASSAS                  VA                                               961870127     7/5/96      7/29/96


               HARVEST                   AL        157.7400                               961870128     7/5/96      7/29/96
               THOMASTON                 GA                                               961870128     7/5/96      7/29/96
               JEFFERSON                 MD                                               961870128     7/5/96      7/29/96
               BURLINGTON                NC                                               961870128     7/5/96      7/29/96
               LEXINGTON                 NC                                               961870128     7/5/96      7/29/96
               WOODROW                   NC                                               961870128     7/5/96      7/29/96


               AURORA                    CO        157.7400                               961870163     7/5/96      7/29/96
               DENVER                    CO                                               961870163     7/5/96      7/29/96
               FORT COLLINS              CO                                               961870163     7/5/96      7/29/96
               FRANKTOWN                 CO                                               961870163     7/5/96      7/29/96
               DENVER                    CO                                               961870163     7/5/96      7/29/96
               AURORA                    CO                                               961870163     7/5/96      7/29/96


               ARCADIA                   FL        157.7400                               961870164     7/5/96
               CHIEFLAND                 FL                                               961870164     7/5/96
               BARBERVILLE               FL                                               961870164     7/5/96
               UMATILLA                  FL                                               961870164     7/5/96
               WILDWOOD                  FL                                               961870164     7/5/96


               WRENS                     GA        462.7500                               961870165     7/5/96      7/26/96


               WARR10R                   AL        157.7400                               961870192     7/5/96      7/29/96
               HERNDON                   VA                                               961870192     7/5/96      7/29/96

PREFERRED NETWORKS, INC. PENDING FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
               BESSEMER                  AL        157.7400                               961870193     7/5/96      7/29/96
               HUEYTOWN                  AL                                               961870193     7/5/96      7/29/96
               SYLVESTER                 GA                                               961870193     7/5/96      7/29/96
               POWDER SPRINGS            GA                                               961870193     7/5/96      7/29/96
               POWDER SPRINGS            GA        462.8250                               961870193     7/5/96      7/29/96
               MABLETON                  GA        157.7400                               961870193     7/5/96      7/29/96
               MABLETON                  GA        462.8250                               961870193     7/5/96      7/29/96


               LOGANVILLE                GA        157.7400                               961870194     7/5/96      7/29/96
               LOGANVILLE                GA        462.8250                               961870194     7/5/96      7/29/96
               FORT VALLEY               GA        157.7400                               961870194     7/5/96      7/29/96


               TOLEDO                    OH        157.7400                               961870195     7/5/96      7/29/96
               TOLEDO                    OH                                               961870195     7/5/96      7/29/96


   *           PHOENIX                   AZ        157.7400                               961870196     7/5/96      7/29/96


               TENNILLE                  GA        157.7400                               961970873     7/16/96     7/31/96
               SANDERSVILLE              GA                                               961970873     7/16/96     7/31/96
               HOPEWELL                  VA                                               961970873     7/16/96     7/31/96
               FREDERICKSBURG            VA                                               961970873     7/16/96     7/31/96


               MARIPOSA                  CA        157.7400                               961970874     7/16/96     7/31/96
               SAN JOSE                  CA                                               961970874     7/16/96     7/31/96
               WESTLEY                   CA                                               961970874     7/16/96     7/31/96
               MODESTO                   CA                                               961970874     7/16/96     7/31/96


               CARROLLTON                GA        157.7400                               961970875     7/16/96     7/30/96
               CARROLLTON                GA                                               961970975     7/16/96     7/30/96
               CARROLLTON                GA                                               961970875     7/16/96     7/30/96
               DRAKETOWN                 GA                                               961970875     7/16/96     7/30/96


               POMPANO BEACH             FL        157.7400                               962000172     7/18/96
               NORFOLK                   VA                                               962000172     7/18/96
               SUFFOLK                   VA                                               962000172     7/18/96
               SUFFOLK                   VA                                               962000172     7/18/96
               SUFFOLK                   VA                                               962000172     7/18/96


               ELLENVILLE                NY        157.7400                               962010152     7/19/96     7/30/96

               MONTICELLO                NY        157.7400                               962010153     7/19/96     7/30/96

               SPOKANE                   WA        157.7400                               962010159     7/19/96     7/30/96

               PORT CHARLOTTE            FL        157.7400                               962010185     7/19/96

PREFERRED NETWORKS, INC. PENDING FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
               JUPITER                   FL        157.7400                               962010185     7/19/96
               FORT MYERS                FL                                               962010185     7/19/96
               BRADENTON                 FL                                               962010185     7/19/96
               BRADENTON                 FL                                               962010185     7/19/96


               BEAR                      DE        157.7400                               962040161     7/22/96
               HAZLETTVILLE              DE                                               962040161     7/22/96
               NEW CASTLE                DE                                               962040161     7/22/96
               WALLS HUB                 DE                                               962040161     7/22/96
               BRIDGEVILLE               DE                                               962040161     7/22/96
               WOODSIDE                  DE                                               962040161     7/22/96


               ANGOLA                    DE        157.7400                               962040162
               FORT DRUM                 FL                                               962040162
               UPPER DARBY               PA                                               962040162
               SPRINGFIELD               PA                                               962040162
               WEST ROCKHILL             PA                                               962040162
               POTTSTOWN                 PA                                               962040162


               PUNTA GORDA               FL        157.7400                               962060001     7/24/96
               BONITA SPRINGS            FL                                               962060001     7/24/96
               PRESTON                   MD                                               962060001     7/24/96
               TRAPPE                    MD                                               962060001     7/24/96
               EGG HARBOR                NJ                                               962060001     7/24/96
               MILLVILLE                 NJ                                               962060001     7/24/96


               NORTHFIELD                NJ        157.7400                               962060002     7/24/96
               MILMAY                    NJ                                               962060002     7/24/96
               MORRISTOWN                NJ                                               962060002     7/24/96
               LAMBERTVILLE              NJ                                               962060002     7/24/96
               HAMMONTON                 NJ                                               962060002     7/24/96
               CLAYTON                   NJ                                               962060002     7/24/96


               WYE MILLS                 MD        157.7400                               962060005     7/24/96
               VINELAND                  NJ                                               962060005     7/24/96
               VERNON                    NJ                                               962060005     7/24/96
               VENTNOR                   NJ                                               962060005     7/24/96
               PITTSGROVE                NJ                                               962060005     7/24/96
               PALERMO                   NJ                                               962060005     7/24/96


               ASBURY PARK               NJ        157.7400                               962060012     7/24/96
               BAYVILLE                  NJ                                               962060012     7/24/96
               TINTON FALLS              NJ                                               962060012     7/24/96
               TOMS RIVER                NJ                                               962060012     7/24/96
               HAY MARKET                NJ                                               962060012     7/24/96
               LORTON                    VA                                               962060012     7/24/96


               RICHMOND                  VA        157.7400                               962060223     7/24/96
               RICHMOND                  VA                                               962060223     7/24/96
               PETERSBURG                VA                                               962060223     7/24/96

PREFERRED NETWORKS, INC. PENDING FCC LICENSES AS OF 8/5/96

   CALLSIGN    CITY                      STATE    FREQUENCY LIC DATE     EXP DATE          CONTNUMB    PCIA DATE    FCC DATE
   --------    ----                      -----    --------- --------     --------          --------    ---------    --------
               PETERSBURG                VA        157.7400                               962060223     7/24/96
               PETERSBURG                VA                                               962060223     7/24/96
               DINWIDDIE                 VA                                               962060223     7/24/96


               WEST PALM                 FL        157.7400                               962070171     7/25/96     8/l/96
               DELRAY BEACH              FL                                               962070171     7/25/96     8/1/96
               CULPEPER                  VA                                               962070171     7/25/96     8/1/96
               CULPEPER                  VA                                               962070171     7/25/96     8/1/96
               MANASSAS                  VA                                               962070171     7/25/96     8/1/96
               SUFFOLK                   VA                                               962070171     7/25/96     8/1/96


   *           TAMPA                     FL        157.7400                               962110155     7/29/96     8/1/96


               BREMEN                    GA        157.7400                               962120356     7/30/96     8/1/96

                                 SCHEDULE 5.17



                        SUBSIDIARIES AND CAPITALIZATION



1.       PREFERRED NETWORKS SOUTHEAST, INC., a Delaware corporation

         1000 shares of .10 par value common stock issued and outstanding in the name of Preferred Networks, Inc., a Delaware corporation.

2.       PREFERRED TECHNICAL SERVICES, INC., a Delaware corporation

         1000 shares of the no par value common stock issued and outstanding in the name of Preferred Networks, Inc., a Delaware corporation.

3        PNI SPECTRUM, LLC, a Georgia limited liability company

         The percentage interests of the members are ninety nine percent (99%) in the name of Preferred Networks, Inc., a Delaware corporation and one percent (1%) in the name of Preferred Networks Southeast, Inc., a Delaware corporation.

4.       PNI SYSTEMS, LLC, a Georgia limited liability company

         The percentage interests of the members are ninety nine percent (99%) in the name of Preferred Networks, Inc., a Delaware corporation and one percent (1%) in the name of Preferred Networks Southeast, Inc., a Delaware corporation.

                                 SCHEDULE 5.18



                              TITLE TO PROPERTIES

Security Agreements dated June 7, 1996 between Associates Capital Services Corporation and the Parent.

Security Agreement dated May 16, 1996 between Associates Capital Services Corporation and the Parent.

Promissory Note and Credit Agreement dated January 26, 1996 between Glenayre Electronics, Inc., and the Parent.

UCC-1 Financing Statement and UCC-2 Notice Filing for Real Estate Related Collateral, granting a security in an NEC NEAX 2400 with Centigram Voice Mail Telephone System located at 850 Center Way, Norcross, Georgia 30073, by and between NEC America, Inc., as secured party, and Preferred Networks, Inc., as debtor.